UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	NOVEMBER 30, 2015

Global Allocation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGAVX	-6.05%(1)	2.39%(1)	1/31/12
Blended Index(2)	—	-2.72%	5.23%	—
MSCI All Country World Investable Market Index	—	-1.97%	9.23%	—
Barclays Global Aggregate Bond Index	—	-4.33%	-0.84%	—
Institutional Class	AGANX	-5.84%(1)	2.59%(1)	1/31/12
A Class	AGAEX			1/31/12
No sales charge*		-6.24%(1)	2.13%(1)
With sales charge*		-11.64%(1)	0.56%(1)
C Class	AGAGX	-6.96%(1)	1.36%(1)	1/31/12
R Class	AGAFX	-6.51%(1)	1.87%(1)	1/31/12
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)
The blended index combines monthly returns of two widely known indices. The MSCI All Country World Investable Market Index represents 60% of the blended index and the remaining 40% is represented by the Barclays Global Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $10,946**

Blended Index — $12,160

MSCI All Country World Investable Market Index — $14,028

Barclays Global Aggregate Bond Index — $9,684

*From January 31, 2012, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.20%	2.00%	2.45%	3.20%	2.70%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Global Allocation declined -6.05%* for the fiscal year ended November 30, 2015. By comparison, the fund’s benchmark (a blended index consisting of 60% MSCI All Country World Investable Market Index and 40% Barclays Global Aggregate Bond Index) fell -2.72%. Global financial markets faced a number of difficulties during the reporting period including disappointing global growth, falling oil and commodity prices, and geopolitical instability. U.S.-based investments, both equity and fixed-income, outperformed their non-U.S. counterparts, generally producing modest advances. Among U.S. equities, small-cap stocks outperformed both large- and mid-cap stocks and growth led value across all capitalization ranges. Non-U.S. equities generally fell during the period, with emerging markets producing the largest declines. Fixed-income returns also diverged. U.S.-based investment-grade bonds managed slight advances as yields on U.S. Treasuries fell and the U.S. Federal Reserve (Fed) kept interest rates unchanged. High-yield bonds produced negative returns and non-U.S. high-quality bonds declined significantly, due in large part to currency weakness relative to the U.S. dollar. Commodity-, precious metal-, and oil-related holdings fell sharply during the period. The fund’s underperformance can be attributed primarily to asset allocation difference relative to the benchmark, specifically, greater-than-benchmark exposure to commodities- and gold-related investments.

Allocation Strategy

Although the fund is not required to allocate its assets in any fixed proportion, during the period its strategic asset target was 41% stocks, 29% bonds, 23% alternative investments (including real estate- and commodity-related investments), and 7% cash-equivalent securities. We make tactical changes around those long-term, strategic weightings when indicated by our independent, quantitative models and our fundamental insights. As a result, the fund’s actual asset weightings will typically vary over time as we make modest tactical adjustments when our quantitative process and fundamental analysis point to an exploitable opportunity.

During the first part of the reporting period, we increased the fund’s overweight allocation to stocks, primarily by increasing exposure to the non-U.S. equity allocation, with a subsequent increase in the underweight to high-quality bonds and slightly lower exposure to large- and mid-cap growth equities (while retaining overweight exposure to the segments). Overweight positioning in large- and mid-cap growth stocks with a corresponding underweight to value stocks and high-quality bonds throughout the reporting period was beneficial as growth equities outperformed value. We reduced the fund’s equity overweight in August by bringing the non-U.S. equity allocation back to neutral, which helped to offset the effects of equity market declines late in the summer. Likewise, we removed our long-standing overweight to growth after a period in which growth outperformed value by a wide margin. Our overweight in real estate-related investments, which was brought back to neutral during the third quarter, weighed on performance. Reducing the fixed-income underweight by adding to the high-quality bond exposure (while retaining a modest underweight) during the third quarter was a net positive, but did not entirely mitigate the effect of our ongoing overweight positioning among high-yield bonds. We reinstated the larger underweight to high-quality bonds in November to fund increased exposure to U.S. equities.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Commodity- and gold-related holdings produced sizable declines and greater-than-benchmark exposure in these areas drove relative underperformance. While a strategic reduction of the fund’s holdings in commodity-linked exchange-traded funds (ETFs) in March helped to somewhat limit losses in the commodity-related allocation, it was not enough to offset the overall effect of the fund’s positioning as commodities and precious metals significantly underperformed all other asset classes. Likewise, a tactical position in an exchange-traded fund that tracks medium-term VIX futures (to hedge equity market volatility) generated a small loss between August and November. A small allocation to a currency futures overlay strategy contributed to losses.

Equities Produced Varied Returns

The U.S. equity portion of Global Allocation produced gains during the period, driven by positive returns of the fund’s large-cap growth, mid-cap growth, and mid-cap value segments. Stock selection of the underlying equity allocations also contributed positively to overall returns, particularly in the emerging markets, global real estate-related, and non-U.S. growth allocations, which produced strong performance relative to their underlying benchmarks.

The non-U.S. equity allocations generally declined, detracting from the fund’s absolute results. This negative effect was most pronounced in the non-U.S. large-cap value, emerging markets equity, and global real estate-related portions. Negative contribution also stemmed from the core plus disciplined equity allocation, which declined and underperformed its underlying benchmark.

Fixed-Income Segment Retreated

On balance, the fund’s fixed-income investments declined during the reporting period, though there were pockets of positive absolute performance. The fund’s core high-quality bond and emerging market debt allocations both advanced modestly and surpassed the returns of their underlying benchmarks due primarily to positive security selection. However, those positive effects were diminished by our overweight allocation to the high-yield bond segment, which fell during the 12-month period, and by negative returns of non-U.S. bonds, which had a pronounced effect on the fund’s absolute returns.

Alternatives Led Detractors

The alternative investments allocation contributed more than half of the fund’s absolute and relative declines as commodity-, gold-, and energy-related instruments fell sharply over the course of the year, underperforming all other asset classes included in the portfolio.

Outlook

As we approach 2016, economic fundamentals in the U.S. continue to support our base case for moderate growth, while economic fundamentals in Europe, Japan, and China remain mixed. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the Fed raises interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. We expect a strong U.S. dollar, weak commodity prices, uncertainty around numerous geopolitical events and low interest rates in Europe will mean a gradual increase in U.S. interest rates. Given this backdrop, we narrowly favor equities over fixed-income investments, with overweight positions to U.S.-based stocks and underweights in non-U.S. equities. Likewise, we maintain limited exposure to high-quality bonds, both in the U.S. and elsewhere, and are overweight to high-yield bonds.

We believe our broadly diversified investment approach is well suited to periods of heightened uncertainty. Because we adhere to a disciplined process, which takes into account the market environment, we believe we are able to capitalize on opportunities presented by market volatility in pursuing risk-adjusted returns for our investors.

6

Fund Characteristics

NOVEMBER 30, 2015
Types of Investments in Portfolio	% of net assets
International Equity Funds	33.2%
Domestic Equity Funds	25.5%
International Fixed Income Funds	14.1%
Domestic Fixed Income Funds	12.2%
Exchange-Traded Funds	11.1%
Cash and Equivalents*	3.9%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 6/1/15 - 11/30/15	Effective Annualized Expense Ratio(2)
Actual
Investor Class (after waiver)	$1,000	$942.30	$1.95	0.40%	$6.18	1.27%
Investor Class (before waiver)	$1,000	$942.30(3)	$6.67	1.37%	$10.91	2.24%
Institutional Class (after waiver)	$1,000	$943.30	$0.97	0.20%	$5.21	1.07%
Institutional Class (before waiver)	$1,000	$943.30(3)	$5.70	1.17%	$9.94	2.04%
A Class (after waiver)	$1,000	$941.20	$3.16	0.65%	$7.40	1.52%
A Class (before waiver)	$1,000	$941.20(3)	$7.88	1.62%	$12.12	2.49%
C Class (after waiver)	$1,000	$937.90	$6.80	1.40%	$11.03	2.27%
C Class (before waiver)	$1,000	$937.90(3)	$11.51	2.37%	$15.74	3.24%
R Class (after waiver)	$1,000	$940.10	$4.38	0.90%	$8.61	1.77%
R Class (before waiver)	$1,000	$940.10(3)	$9.09	1.87%	$13.33	2.74%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.06	$2.03	0.40%	$6.43	1.27%
Investor Class (before waiver)	$1,000	$1,018.20	$6.93	1.37%	$11.31	2.24%
Institutional Class (after waiver)	$1,000	$1,024.07	$1.01	0.20%	$5.42	1.07%
Institutional Class (before waiver)	$1,000	$1,019.20	$5.92	1.17%	$10.30	2.04%
A Class (after waiver)	$1,000	$1,021.81	$3.29	0.65%	$7.69	1.52%
A Class (before waiver)	$1,000	$1,016.95	$8.19	1.62%	$12.56	2.49%
C Class (after waiver)	$1,000	$1,018.05	$7.08	1.40%	$11.46	2.27%
C Class (before waiver)	$1,000	$1,013.19	$11.96	2.37%	$16.32	3.24%
R Class (after waiver)	$1,000	$1,020.56	$4.56	0.90%	$8.95	1.77%
R Class (before waiver)	$1,000	$1,015.69	$9.45	1.87%	$13.82	2.74%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
MUTUAL FUNDS(1) — 85.0%
International Equity Funds — 33.2%
Emerging Markets Fund Institutional Class	136,231	$1,132,077
Global Gold Fund Institutional Class	40,848	234,060
Global Real Estate Fund Institutional Class	265,433	3,039,212
International Growth Fund Institutional Class	162,771	1,984,183
NT International Small-Mid Cap Fund R6 Class(2)	57,262	589,229
NT International Value Fund R6 Class(2)	151,235	1,400,434
		8,379,195
Domestic Equity Funds — 25.5%
AC Alternatives Equity Market Neutral Fund Institutional Class(2)	23,589	268,917
AC Alternatives Market Neutral Value Fund Institutional Class	24,964	267,616
Core Equity Plus Fund Institutional Class	119,886	1,655,626
Heritage Fund Institutional Class	22,854	583,228
Large Company Value Fund Institutional Class	137,365	1,217,056
Mid Cap Value Fund Institutional Class	35,103	586,565
Select Fund Institutional Class	19,276	1,211,875
Small Company Fund Institutional Class	48,886	647,245
		6,438,128
International Fixed Income Funds — 14.1%
Emerging Markets Debt Fund R6 Class	79,970	775,712
International Bond Fund Institutional Class	231,119	2,796,543
		3,572,255
Domestic Fixed Income Funds — 12.2%
Diversified Bond Fund Institutional Class	121,089	1,304,132
High-Yield Fund Institutional Class	329,602	1,793,034
		3,097,166
TOTAL MUTUAL FUNDS (Cost $20,305,986)		21,486,744
EXCHANGE-TRADED FUNDS — 11.1%
iShares Global Tech ETF	3,326	334,762
iShares S&P GSCI Commodity Indexed Trust(2)	93,753	1,454,109
PowerShares DB Agriculture Fund(2)	25,416	521,282
SPDR Gold Shares(2)	2,420	246,646
Sprott Physical Gold Trust(2)	28,228	246,713
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,324,456)		2,803,512
TEMPORARY CASH INVESTMENTS — 3.9%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $324,173), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $317,905)		317,905
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $544,319), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $528,000)		528,000
SSgA U.S. Government Money Market Fund, Class N	68,150	68,150

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	Shares	Value
State Street Institutional Liquid Reserves Fund, Premier Class	64,173	$64,173
TOTAL TEMPORARY CASH INVESTMENTS (Cost $978,228)		978,228
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,608,670)		25,268,484
OTHER ASSETS AND LIABILITIES†		(6,506)
TOTAL NET ASSETS — 100.0%		$25,261,978

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	50,000	USD	35,047	Barclays Bank plc	12/16/15	$1,086
AUD	50,284	USD	34,826	Westpac Group	12/16/15	1,512
USD	1,102	AUD	1,525	JPMorgan Chase Bank N.A.	12/16/15	—
USD	34,844	AUD	48,537	UBS AG	12/16/15	(231)
USD	35,114	AUD	50,222	UBS AG	12/16/15	(1,179)
CAD	46,166	USD	35,000	Barclays Bank plc	12/16/15	(431)
CAD	31,982	USD	23,994	JPMorgan Chase Bank N.A.	12/16/15	(46)
CAD	13,100	USD	10,000	UBS AG	12/16/15	(191)
USD	33,833	CAD	44,676	Deutsche Bank	12/16/15	380
USD	35,000	CAD	46,571	Westpac Group	12/16/15	128
CHF	992	USD	974	Barclays Bank plc	12/16/15	(9)
CHF	43,818	USD	44,854	Barclays Bank plc	12/16/15	(2,226)
USD	30,000	CHF	30,056	Barclays Bank plc	12/16/15	760
USD	44,585	CHF	43,959	UBS AG	12/16/15	1,820
CLP	18,459,803	USD	27,257	UBS AG	12/16/15	(1,316)
USD	26,860	CLP	18,708,241	UBS AG	12/16/15	570
CZK	456,445	USD	18,983	JPMorgan Chase Bank N.A.	12/16/15	(1,136)
USD	18,827	CZK	455,877	Westpac Group	12/16/15	1,002
EUR	10,000	USD	11,204	JPMorgan Chase Bank N.A.	12/16/15	(634)
EUR	38,632	USD	41,059	UBS AG	12/16/15	(228)
EUR	25,000	USD	28,484	UBS AG	12/16/15	(2,061)
USD	128,615	EUR	114,852	Barclays Bank plc	12/16/15	7,224
GBP	10,000	USD	15,223	JPMorgan Chase Bank N.A.	12/16/15	(162)
GBP	30,037	USD	46,140	State Street Bank & Trust Co.	12/16/15	(901)
USD	7,705	GBP	5,000	State Street Bank & Trust Co.	12/16/15	174
USD	52,898	GBP	35,022	State Street Bank & Trust Co.	12/16/15	151
HUF	8,332,609	USD	29,718	UBS AG	12/16/15	(1,403)
USD	29,950	HUF	8,395,237	Deutsche Bank	12/16/15	1,422
INR	5,251,600	USD	80,000	Westpac Group	12/16/15	(1,214)
INR	3,514,349	USD	52,768	Westpac Group	12/16/15	(45)
USD	52,088	INR	3,520,225	Westpac Group	12/16/15	(723)
JPY	2,414,382	USD	20,000	JPMorgan Chase Bank N.A.	12/16/15	(379)
JPY	111,630	USD	909	JPMorgan Chase Bank N.A.	12/16/15	(2)
JPY	1,795,319	USD	15,000	JPMorgan Chase Bank N.A.	12/16/15	(410)
USD	30,000	JPY	3,641,100	Barclays Bank plc	12/16/15	410
USD	50,675	JPY	6,061,886	State Street Bank & Trust Co.	12/16/15	1,413

11

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	53,518,884	USD	46,680	Westpac Group	12/16/15	$(563)
KRW	23,940,000	USD	20,000	Westpac Group	12/16/15	629
USD	15,000	KRW	17,422,500	UBS AG	12/16/15	(13)
USD	50,073	KRW	60,036,386	Westpac Group	12/16/15	(1,660)
MXN	249,875	USD	15,000	Barclays Bank plc	12/16/15	58
MXN	1,212,844	USD	73,347	Barclays Bank plc	12/16/15	(257)
USD	52,717	MXN	875,570	Deutsche Bank	12/16/15	(47)
USD	35,000	MXN	587,873	UBS AG	12/16/15	(427)
MYR	172,874	USD	41,210	Westpac Group	12/16/15	(577)
USD	39,872	MYR	172,874	Westpac Group	12/16/15	(760)
NOK	311,955	USD	36,009	Deutsche Bank	12/16/15	(120)
USD	35,000	NOK	294,066	Barclays Bank plc	12/16/15	1,170
USD	2,109	NOK	18,200	Barclays Bank plc	12/16/15	16
NZD	35,000	USD	22,423	Barclays Bank plc	12/16/15	594
USD	22,942	NZD	35,000	JPMorgan Chase Bank N.A.	12/16/15	(75)
PLN	132,685	USD	35,000	UBS AG	12/16/15	(2,177)
USD	34,455	PLN	133,522	Barclays Bank plc	12/16/15	1,425
USD	55,000	PLN	215,027	Barclays Bank plc	12/16/15	1,808
USD	602	PLN	2,414	State Street Bank & Trust Co.	12/16/15	5
SEK	215,872	USD	25,709	Deutsche Bank	12/16/15	(947)
USD	25,885	SEK	215,565	UBS AG	12/16/15	1,158
SGD	156,157	USD	110,507	State Street Bank & Trust Co.	12/16/15	148
USD	35,000	SGD	50,293	State Street Bank & Trust Co.	12/16/15	(638)
USD	20,000	SGD	28,491	State Street Bank & Trust Co.	12/16/15	(189)
USD	54,671	SGD	77,382	State Street Bank & Trust Co.	12/16/15	(163)
THB	30,882	USD	866	UBS AG	12/16/15	(5)
THB	1,994,856	USD	56,627	UBS AG	12/16/15	(994)
THB	2,118,610	USD	58,754	Westpac Group	12/16/15	330
USD	55,000	THB	2,015,750	Westpac Group	12/16/15	(1,216)
USD	58,270	THB	2,126,391	Westpac Group	12/16/15	(1,031)
TRY	88,464	USD	31,043	Barclays Bank plc	12/16/15	(809)
TRY	2,543	USD	865	JPMorgan Chase Bank N.A.	12/16/15	4
TRY	101,471	USD	34,572	State Street Bank & Trust Co.	12/16/15	108
USD	30,000	TRY	88,442	Barclays Bank plc	12/16/15	(227)
USD	33,604	TRY	104,036	JPMorgan Chase Bank N.A.	12/16/15	(1,953)
TWD	2,008,511	USD	61,911	UBS AG	12/16/15	(386)
						$(4,656)

12

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CZK	-	Czech Koruna
EUR	-	Euro
GBP	-	British Pound
HUF	-	Hungarian Forint
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities - affiliated, at value (cost of $20,305,986)	$21,486,744
Investment securities - unaffiliated, at value (cost of $5,302,684)	3,781,740
Total investment securities, at value (cost of $25,608,670)	25,268,484
Cash	13,292
Foreign currency holdings, at value (cost of $88)	81
Receivable for investments sold	55,485
Receivable for capital shares sold	3,100
Unrealized appreciation on forward foreign currency exchange contracts	25,505
Dividends and interest receivable	13,646
25,379,593

Liabilities
Payable for investments purchased	13,632
Payable for capital shares redeemed	57,655
Unrealized depreciation on forward foreign currency exchange contracts	30,161
Accrued management fees	8,125
Distribution and service fees payable	8,042
117,615

Net Assets	$25,261,978

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,339,346
Distributions in excess of net investment income	(5,325)
Undistributed net realized gain	272,807
Net unrealized depreciation	(344,850)
$25,261,978

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$7,988,594	789,144	$10.12
Institutional Class, $0.01 Par Value	$2,451,022	241,401	$10.15
A Class, $0.01 Par Value	$6,892,927	683,787	$10.08*
C Class, $0.01 Par Value	$7,828,989	785,763	$9.96
R Class, $0.01 Par Value	$100,446	10,003	$10.04
*Maximum offering price $10.69 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$782,013
Dividends	10,246
Interest	538
792,797

Expenses:
Management fees	521,297
Distribution and service fees:
A Class	24,949
C Class	106,733
R Class	1,041
Directors' fees and expenses	1,432
Other expenses	397
655,849
Fees waived	(367,826)
288,023

Net investment income (loss)	504,774

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $1,109,343 from affiliated funds)	(701,034)
Foreign currency transactions	(10,776)
Capital gain distributions received from affiliated funds	1,703,873
992,063

Change in net unrealized appreciation (depreciation) on:
Investments	(4,049,620)
Translation of assets and liabilities in foreign currencies	(10,044)
(4,059,664)

Net realized and unrealized gain (loss)	(3,067,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,562,827)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$504,774	$743,124
Net realized gain (loss)	992,063	2,250,951
Change in net unrealized appreciation (depreciation)	(4,059,664)	(1,407,426)
Net increase (decrease) in net assets resulting from operations	(2,562,827)	1,586,649

Distributions to Shareholders
From net investment income:
Investor Class	(259,121)	(378,001)
Institutional Class	(79,369)	(121,144)
A Class	(142,486)	(218,144)
C Class	(47,886)	(50,583)
R Class	(2,756)	(2,803)
From net realized gains:
Investor Class	(711,164)	(57,146)
Institutional Class	(188,607)	(15,843)
A Class	(482,622)	(41,031)
C Class	(563,510)	(35,230)
R Class	(12,565)	(697)
Decrease in net assets from distributions	(2,490,086)	(920,622)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(27,124,266)	(20,027,879)

Net increase (decrease) in net assets	(32,177,179)	(19,361,852)

Net Assets
Beginning of period	57,439,157	76,801,009
End of period	$25,261,978	$57,439,157

Distributions in excess of net investment income	$(5,325)	$(6,253)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Allocation Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), securities and other financial instruments in such varying combinations as permitted under the 1940 Act or any regulations or exemptive relief thereunder. The fund may invest up to 100% of its assets in affiliated and unaffiliated funds (collectively, underlying funds). The fund is diversified as defined under the 1940 Act. The fund will assume the risks associated with the underlying funds. The fund’s investment objective is to seek total return (capital appreciation plus dividend and interest income).

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

17

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Expenses — The expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the underlying funds.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

18

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 1.36% for the Investor Class, A Class, C Class and R Class and 1.16% for the Institutional Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver fluctuates depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. From December 1, 2014 through March 31, 2015, the investment advisor voluntarily agreed to waive an additional 0.24% of the fund's management fee. Effective April 1, 2015, the investment advisor increased the amount of this additional waiver from 0.24% to 0.26% of the fund's management fee. This waiver is expected to continue until March 31, 2016 and cannot be terminated without the approval of the Board of Directors. The total amount of the waivers with respect to any class of the fund will not exceed the management fee for that particular class. The total amount of the waiver for each class for the year ended November 30, 2015 was $132,840, $37,779, $94,390, $100,864 and $1,953 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended November 30, 2015 was 0.42% for the Investor Class, A Class, C Class and R Class and 0.22% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $21,339,028 and $46,471,889, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	100,433	$1,069,719	730,131	$8,388,577
Issued in reinvestment of distributions	90,468	961,399	38,267	425,917
Redeemed	(1,228,587)	(12,917,382)	(1,541,629)	(17,439,302)
	(1,037,686)	(10,886,264)	(773,231)	(8,624,808)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	7,859	84,525	100,776	1,128,827
Issued in reinvestment of distributions	25,172	267,976	12,297	136,987
Redeemed	(297,023)	(3,096,759)	(333,033)	(3,762,644)
	(263,992)	(2,744,258)	(219,960)	(2,496,830)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	89,735	941,199	623,012	7,005,144
Issued in reinvestment of distributions	58,259	617,915	23,152	257,224
Redeemed	(732,403)	(7,699,440)	(1,253,594)	(14,332,957)
	(584,409)	(6,140,326)	(607,430)	(7,070,589)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	47,264	496,853	285,967	3,209,439
Issued in reinvestment of distributions	55,715	588,084	6,522	72,133
Redeemed	(782,622)	(8,205,912)	(456,019)	(5,112,620)
	(679,643)	(7,120,975)	(163,530)	(1,831,048)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	2,176	22,808	2,293	26,135
Issued in reinvestment of distributions	1,446	15,321	315	3,500
Redeemed	(25,103)	(270,572)	(3,002)	(34,239)
	(21,481)	(232,443)	(394)	(4,604)
Net increase (decrease)	(2,587,211)	$(27,124,266)	(1,764,545)	$(20,027,879)

20

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended November 30, 2015 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Fund	$3,174,325	$6,307	$1,760,040	$106,731	$6,307	$1,132,077
Global Gold Fund	1,308,173	74,700	1,393,018	(318,070)	44,449	234,060
Global Real Estate Fund	7,001,734	1,808,089	5,131,435	333,542	293,787	3,039,212
International Growth Fund	10,421,323	1,276,389	8,139,958	879,182	686,683	1,984,183
NT International Small-Mid Cap Fund(3)	—	969,216	396,593	12,813	—	589,229
NT International Value Fund(3)	—	3,474,420	1,962,072	(57,862)	—	1,400,434
AC Alternatives Equity Market Neutral Fund(3)	—	431,226	159,479	(2,193)	—	268,917
AC Alternatives Market Neutral Value Fund	—	431,226	170,101	3,022	—	267,616
Core Equity Plus Fund	3,484,256	829,991	1,922,206	268,363	424,140	1,655,626
Heritage Fund	2,024,262	273,408	1,522,620	22,067	273,408	583,228
Large Company Value Fund	437,672	1,248,682	462,642	(4,275)	8,111	1,217,056
Mid Cap Value Fund	583,715	400,173	368,060	(6,196)	59,238	586,565
Select Fund	3,632,158	388,269	2,086,919	597,067	327,377	1,211,875
Small Company Fund	1,433,831	2,506	762,696	68,457	2,506	647,245
Emerging Markets Debt Fund	—	1,318,633	533,455	1,028	26,623	775,712
International Bond Fund	7,505,454	1,002,811	5,842,643	(658,715)	103,216	2,796,543
Diversified Bond Fund	2,325,244	1,342,166	2,334,788	9,851	44,346	1,304,132
High-Yield Fund	4,040,240	224,188	2,352,654	(145,469)	185,695	1,793,034
	$47,372,387	$15,502,400	$37,301,379	$1,109,343	$2,485,886	$21,486,744

(1)
Affiliated fund investments represent Institutional Class for all funds, except R6 Class for NT International Small-Mid Cap Fund, NT International Value Fund and Emerging Markets Debt Fund. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

7. Investments in Underlying Funds

The fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of the underlying funds’ net assets.

21

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$21,486,744	—	—
Exchange-Traded Funds	2,803,512	—	—
Temporary Cash Investments	132,323	$845,905	—
	$24,422,579	$845,905	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$25,505	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$30,161	—

9. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,556,101.

The value of foreign currency risk derivative instruments as of November 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $25,505 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $30,161 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended November 30, 2015, the effect of foreign currency risk derivative

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instruments on the Statement of Operations was $(10,777) in net realized gain (loss) on foreign currency transactions and $(10,036) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

10. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

11. Federal Tax Information

On December 30, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 29, 2015 of $0.0682 for the Investor Class, Institutional Class, A Class, C Class and R Class.

On December 30, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 29, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.1043	$0.1244	$0.0791	$0.0037	$0.0540

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$695,948	$770,675
Long-term capital gains	$1,794,138	$149,947

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$25,467,482
Gross tax appreciation of investments	$2,004,004
Gross tax depreciation of investments	(2,203,002)
Net tax appreciation (depreciation) of investments	(198,998)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(5,489)
Net tax appreciation (depreciation)	$(204,487)
Undistributed ordinary income	—
Accumulated long-term gains	$163,628
Late-year ordinary loss deferral	$(4,500)
Post-October capital loss deferral	$(32,009)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.33	0.17	(0.84)	(0.67)	(0.14)	(0.40)	(0.54)	$10.12	(6.05)%	0.42%	1.36%	1.62%	0.68%	57%	$7,989
2014	$11.24	0.16	0.09	0.25	(0.14)	(0.02)	(0.16)	$11.33	2.30%	0.44%	1.37%	1.35%	0.42%	47%	$20,694
2013	$10.65	0.11	0.62	0.73	(0.14)	—	(0.14)	$11.24	7.04%	0.41%	1.37%	1.15%	0.19%	39%	$29,232
2012(4)	$10.00	0.06	0.59	0.65	—	—	—	$10.65	6.40%	0.35%(5)	1.37%(5)	0.69%(5)	(0.33)%(5)	19%	$9,566
Institutional Class
2015	$11.36	0.19	(0.83)	(0.64)	(0.17)	(0.40)	(0.57)	$10.15	(5.84)%	0.22%	1.16%	1.82%	0.88%	57%	$2,451
2014	$11.28	0.19	0.08	0.27	(0.17)	(0.02)	(0.19)	$11.36	2.41%	0.24%	1.17%	1.55%	0.62%	47%	$5,742
2013	$10.66	0.11	0.66	0.77	(0.15)	—	(0.15)	$11.28	7.28%	0.21%	1.17%	1.35%	0.39%	39%	$8,179
2012(4)	$10.00	0.08	0.58	0.66	—	—	—	$10.66	6.60%	0.15%(5)	1.17%(5)	0.89%(5)	(0.13)%(5)	19%	$1,894
A Class
2015	$11.28	0.14	(0.82)	(0.68)	(0.12)	(0.40)	(0.52)	$10.08	(6.24)%	0.67%	1.61%	1.37%	0.43%	57%	$6,893
2014	$11.20	0.13	0.09	0.22	(0.12)	(0.02)	(0.14)	$11.28	1.96%	0.69%	1.62%	1.10%	0.17%	47%	$14,307
2013	$10.62	0.14	0.57	0.71	(0.13)	—	(0.13)	$11.20	6.78%	0.66%	1.62%	0.90%	(0.06)%	39%	$21,003
2012(4)	$10.00	0.03	0.59	0.62	—	—	—	$10.62	6.20%	0.60%(5)	1.62%(5)	0.44%(5)	(0.58)%(5)	19%	$19,311

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$11.15	0.07	(0.83)	(0.76)	(0.03)	(0.40)	(0.43)	$9.96	(6.96)%	1.42%	2.36%	0.62%	(0.32)%	57%	$7,829
2014	$11.07	0.03	0.10	0.13	(0.03)	(0.02)	(0.05)	$11.15	1.21%	1.44%	2.37%	0.35%	(0.58)%	47%	$16,343
2013	$10.55	(0.01)	0.64	0.63	(0.11)	—	(0.11)	$11.07	6.00%	1.41%	2.37%	0.15%	(0.81)%	39%	$18,032
2012(4)	$10.00	(0.04)	0.59	0.55	—	—	—	$10.55	5.50%	1.35%(5)	2.37%(5)	(0.31)%(5)	(1.33)%(5)	19%	$4,726
R Class
2015	$11.24	0.14	(0.85)	(0.71)	(0.09)	(0.40)	(0.49)	$10.04	(6.51)%	0.92%	1.86%	1.12%	0.18%	57%	$100
2014	$11.15	0.09	0.11	0.20	(0.09)	(0.02)	(0.11)	$11.24	1.80%	0.94%	1.87%	0.85%	(0.08)%	47%	$354
2013	$10.60	0.18	0.49	0.67	(0.12)	—	(0.12)	$11.15	6.42%	0.91%	1.87%	0.65%	(0.31)%	39%	$356
2012(4)	$10.00	0.03	0.57	0.60	—	—	—	$10.60	6.00%	0.85%(5)	1.87%(5)	0.19%(5)	(0.83)%(5)	19%	$530

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	January 31, 2012 (fund inception) through November 30, 2012.

(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Allocation Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

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Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

31

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

32

other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various

33

payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For corporate taxpayers, the fund hereby designates $108,975, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $252,704 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2015.

The fund hereby designates $1,794,138, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $120,758 and foreign taxes paid of $20,118, or up to the maximum amount allowable, as a foreign tax credit.  Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.0481 and $0.0080, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87756 1601

ANNUAL REPORT	NOVEMBER 30, 2015

Multi-Asset Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	AMJVX	-1.84%(2)	12/1/14
Blended Index(3)	—	-1.95%	—
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	-2.72%	—
Russell 3000 Value Index	—	-0.48%	—
Barclays U.S. Aggregate Bond Index	—	1.08%	—
MSCI ACWI ex-U.S. Value Index	—	-10.64%	—
Institutional Class	AMJIX	-1.65%(2)	12/1/14
A Class	AMJAX		12/1/14
No sales charge*		-2.08%(2)
With sales charge*		-7.71%(2)
C Class	AMJCX		12/1/14
No sales charge*		-2.79%(2)
With sales charge*		-3.73%(2)
R Class	AMJWX	-2.32%(2)	12/1/14
R6 Class	AMJRX	-1.51%(2)	12/1/14

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)
The blended index combines monthly returns of widely known indices. The Barclays U.S. High-Yield 2% Issuer Capped Bond Index represents 40%, the Russell 3000 Value Index represents 30%, the Barclays U.S. Aggregate Bond Index represents 20% and the MSCI ACWI ex-U.S. Value Index represents 10% of the blended index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $9,816**

Blended Index — $9,805

Barclays U.S. High-Yield 2% Issuer Capped Bond Index — $9,728

Russell 3000 Value Index — $9,952

Barclays U.S. Aggregate Bond Index — $10,108

MSCI ACWI ex-U.S. Value Index — $8,936

*From December 1, 2014, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.24%	1.04%	1.49%	2.24%	1.74%	0.89%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean

Performance Summary

Multi-Asset Income returned -1.84%* for the reporting period ended November 30, 2015, as global financial markets faced a number of obstacles during the reporting period including disappointing global growth, falling oil and commodity prices, and geo-political instability.

As of November 30, 2015, Multi-Asset Income Fund’s 30-day SEC yield was 3.90% after the fee waiver. Had the waiver not been in place, the 30-day SEC yield would have been 3.60%. At period end, the fund’s annualized distribution rate was 4.50%. While all components are geared to generate income, global real estate-related investments, International Value Fund, and High-Yield Fund were among the fund’s higher yielding holdings.

Fund Strategy and Positioning

The fund’s primary objective is income generation, with long-term capital appreciation as a secondary objective. Our asset allocation strategy diversifies investments directly or indirectly among a broad range of U.S. and foreign income-oriented equity and fixed-income securities. The fund is not required to allocate its assets in any fixed proportion, but uses broad allocation ranges of 20% to 60% for equities and 40% to 80% for fixed-income investments to give us the flexibility to adjust the asset mix and pursue attractive income-generating opportunities across the globe. To gain exposure to broad investment disciplines and categories, we may also invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), equity and debt securities, and certain derivative instruments. At the time of this writing, our allocation stood at approximately 37% equity, 43% fixed-income instruments (including investments in equity and fixed-income mutual funds and ETFs) and 20% in preferred and convertible securities.

Global real estate-related holdings and High-Yield Fund were our largest allocations throughout the course of the reporting period. We reduced the fund’s exposure to real estate-related holdings by approximately 3% over the course of the year, ending with a 17% allocation to the segment. Although reducing exposure was a net positive to overall results given the segment’s underperformance, negative absolute performance as well as difficult security selection during the reporting period pressured fund returns.

The fund’s allocation to High-Yield Fund remained essentially unchanged during the year, ending at 21% of the total fund value, while our exposure to preferred securities rose steadily over the period.
We increased our position in International Value Fund to 14% mid-year, but brought the exposure down to 9% of total value by period-end.

Non-U.S. and Real Estate-Related Investments Pressured Results

Negative contribution to the fund’s absolute returns came primarily from our allocation to International Value Fund, which declined together with other non-U.S. equities. Likewise, our exposure to global real estate-related securities, which produced negative returns, was detrimental as the fund’s more income-focused holdings in the segment underperformed a broader underlying asset class benchmark. Elsewhere, the fund’s position in High-Yield Fund contributed to declines, particularly during the second half of the period, despite the segment’s slight outperformance of its underlying benchmark.

*
All fund returns and yields referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Although the master limited partnership (MLP) portion produced some of the largest absolute declines in the portfolio, a limited exposure to the segment and beneficial security selection within MLPs helped to somewhat diminish the magnitude of the fund’s losses.

U.S.-Based Equities Contributed to Performance

Contribution to the fund’s overall results stemmed from our preferred stock, U.S. value equity, and convertible securities allocations, all of which advanced and produced strong performance relative to their underlying asset class benchmarks. Among the fixed-income component, exposure to Emerging Markets Debt Fund and a tactical fixed-income allocation provided the most benefit, with both portions benefiting from positive security selection versus their underlying benchmarks.

Outlook

As we approach 2016, economic activity in the U.S. remains slow yet steady but continues to outpace most other global markets. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the U.S. Federal Reserve (Fed) raises interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. We expect that a strong U.S. dollar, weak commodity prices, uncertainty around numerous geopolitical events, and low interest rates in Europe will mean a gradual increase in U.S. interest rates. Given this backdrop, we think that equities are likely to continue outperforming fixed-income investments, with U.S.-based stocks surpassing non-U.S. equities. Likewise, we see opportunities in select high-yield corporate bonds, particularly among oil and gas pipeline issuers, and believe they remain positioned to lead high-quality bonds.

Multi-Asset Income Fund was created to meet the evolving needs of clients who desire a total income solution. We believe that the pursuit of high income today shouldn't jeopardize the potential for income tomorrow. Our broadly-diversified investment approach, combining the best top-down ideas of America Century Investments’ Asset Allocation Committee with the bottom-up security selection expertise of our underlying segment management teams, is designed to create an income-generating portfolio optimized for yield, total return, and risk for our investors.

6

Fund Characteristics

NOVEMBER 30, 2015
Types of Investments in Portfolio	% of net assets
Mutual Funds	41.9%
Common Stocks	27.1%
Preferred Stocks	10.1%
Convertible Preferred Stocks	5.7%
Convertible Bonds	4.2%
Corporate Bonds	3.1%
Collateralized Mortgage Obligations	1.7%
Commercial Mortgage-Backed Securities	1.4%
Asset-Backed Securities	0.8%
Exchange-Traded Funds	0.2%
Temporary Cash Investments	3.7%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$959.30	$2.85	0.58%
Investor Class (before waiver)	$1,000	$959.30(2)	$4.47	0.91%
Institutional Class (after waiver)	$1,000	$960.20	$1.87	0.38%
Institutional Class (before waiver)	$1,000	$960.20(2)	$3.49	0.71%
A Class (after waiver)	$1,000	$958.10	$4.07	0.83%
A Class (before waiver)	$1,000	$958.10(2)	$5.69	1.16%
C Class (after waiver)	$1,000	$954.50	$7.74	1.58%
C Class (before waiver)	$1,000	$954.50(2)	$9.36	1.91%
R Class (after waiver)	$1,000	$956.90	$5.30	1.08%
R Class (before waiver)	$1,000	$956.90(2)	$6.92	1.41%
R6 Class (after waiver)	$1,000	$961.00	$1.13	0.23%
R6 Class (before waiver)	$1,000	$961.00(2)	$2.75	0.56%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.16	$2.94	0.58%
Investor Class (before waiver)	$1,000	$1,020.51	$4.61	0.91%
Institutional Class (after waiver)	$1,000	$1,023.16	$1.93	0.38%
Institutional Class (before waiver)	$1,000	$1,021.51	$3.60	0.71%
A Class (after waiver)	$1,000	$1,020.91	$4.20	0.83%
A Class (before waiver)	$1,000	$1,019.25	$5.87	1.16%
C Class (after waiver)	$1,000	$1,017.15	$7.99	1.58%
C Class (before waiver)	$1,000	$1,015.49	$9.65	1.91%
R Class (after waiver)	$1,000	$1,019.65	$5.47	1.08%
R Class (before waiver)	$1,000	$1,018.00	$7.13	1.41%
R6 Class (after waiver)	$1,000	$1,023.92	$1.17	0.23%
R6 Class (before waiver)	$1,000	$1,022.26	$2.84	0.56%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares/ Principal Amount	Value
MUTUAL FUNDS(1) — 41.9%
Emerging Markets Debt Fund R6 Class	198,524	$1,925,681
High-Yield Fund R6 Class	643,953	3,496,667
International Value Fund R6 Class	189,829	1,490,156
Utilities Fund Investor Class	9,976	163,513
TOTAL MUTUAL FUNDS (Cost $7,550,916)		7,076,017
COMMON STOCKS — 27.1%
Air Freight and Logistics — 0.2%
United Parcel Service, Inc., Class B	358	36,878
Automobiles†
Honda Motor Co., Ltd. ADR	84	2,745
Banks — 0.3%
Commerce Bancshares, Inc.	170	7,811
JPMorgan Chase & Co.	109	7,268
PNC Financial Services Group, Inc. (The)	296	28,271
SunTrust Banks, Inc.	89	3,865
		47,215
Beverages — 0.3%
PepsiCo, Inc.	534	53,485
Capital Markets — 0.6%
AllianceBernstein Holding LP	589	14,430
Blackstone Group LP (The)	2,695	84,165
Northern Trust Corp.	37	2,773
		101,368
Chemicals — 0.2%
Air Products & Chemicals, Inc.	99	13,552
Potash Corp. of Saskatchewan, Inc.	587	11,869
		25,421
Commercial Services and Supplies — 0.4%
ADT Corp. (The)	146	5,179
Republic Services, Inc.	788	34,617
Tyco International plc	332	11,723
Waste Management, Inc.	191	10,270
		61,789
Communications Equipment — 0.1%
Cisco Systems, Inc.	349	9,510
Distributors — 0.2%
Genuine Parts Co.	317	28,730
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc.	128	3,447
Verizon Communications, Inc.	652	29,633
		33,080

10

	Shares/ Principal Amount	Value
Electric Utilities — 0.8%
Edison International	778	$46,182
Portland General Electric Co.	242	8,935
Westar Energy, Inc.	1,319	56,295
Xcel Energy, Inc.	611	21,788
		133,200
Electrical Equipment†
Eaton Corp. plc	107	6,223
Energy Equipment and Services†
Frank's International NV	383	6,473
Food and Staples Retailing — 0.5%
Sysco Corp.	861	35,387
Wal-Mart Stores, Inc.	736	43,306
		78,693
Food Products — 0.3%
Campbell Soup Co.	139	7,261
General Mills, Inc.	519	29,977
Mead Johnson Nutrition Co.	101	8,140
		45,378
Gas Utilities — 0.7%
Atmos Energy Corp.	284	17,696
Laclede Group, Inc. (The)	275	16,049
ONE Gas, Inc.	1,415	68,981
Piedmont Natural Gas Co., Inc.	79	4,594
WGL Holdings, Inc.	179	11,037
		118,357
Health Care Equipment and Supplies†
Medtronic plc	109	8,212
Health Care Providers and Services — 0.1%
Quest Diagnostics, Inc.	247	16,875
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp.	107	12,215
Household Durables†
Tupperware Brands Corp.	102	5,791
Household Products — 0.3%
Procter & Gamble Co. (The)	672	50,293
Industrial Conglomerates — 0.1%
3M Co.	32	5,011
General Electric Co.	258	7,724
		12,735
Insurance — 0.2%
Marsh & McLennan Cos., Inc.	540	29,862
MetLife, Inc.	133	6,795
		36,657
Leisure Products†
Mattel, Inc.	190	4,723

11

	Shares/ Principal Amount	Value
Machinery†
Caterpillar, Inc.	91	$6,611
Multi-Utilities — 0.5%
Ameren Corp.	306	13,391
NorthWestern Corp.	310	16,904
PG&E Corp.	924	48,722
		79,017
Oil, Gas and Consumable Fuels — 2.8%
Antero Midstream Partners LP	1,583	35,491
Chevron Corp.	243	22,191
Columbia Pipeline Partners LP	2,289	34,427
Dominion Midstream Partners LP(2)	609	19,238
EQT GP Holdings LP	984	22,465
EQT Midstream Partners LP	330	22,324
Exxon Mobil Corp.	835	68,186
Imperial Oil Ltd.	283	9,178
Occidental Petroleum Corp.	404	30,538
PennTex Midstream Partners LP	902	12,881
Rice Midstream Partners LP	1,881	26,183
Shell Midstream Partners LP	1,332	46,447
Spectra Energy Partners LP	1,575	66,733
Total SA ADR	789	39,016
Williams Partners LP	927	25,418
		480,716
Pharmaceuticals — 0.8%
Johnson & Johnson	579	58,618
Merck & Co., Inc.	712	37,743
Pfizer, Inc.	1,119	36,670
		133,031
Real Estate Investment Trusts (REITs) — 16.8%
Blackstone Mortgage Trust, Inc., Class A	5,078	146,754
Care Capital Properties, Inc.	2,068	65,452
Charter Hall Group	19,301	62,395
Cominar Real Estate Investment Trust	5,447	61,222
Corrections Corp. of America	2,198	56,665
Digital Realty Trust, Inc.	1,991	143,571
Easterly Government Properties, Inc.	7,776	138,879
Frasers Centrepoint Trust	54,500	71,479
Geo Group, Inc. (The)	2,027	59,432
HCP, Inc.	1,880	66,796
Hospitality Properties Trust	2,583	71,730
Kite Realty Group Trust	5,375	144,641
Liberty Property Trust	2,548	86,377
Mapletree Commercial Trust	59,600	54,718
Mid-America Apartment Communities, Inc.	1,663	147,275
New Residential Investment Corp.	9,697	123,346
12

	Shares/ Principal Amount	Value
NorthStar Realty Finance Corp.	4,480	$80,819
Omega Healthcare Investors, Inc.	1,929	66,435
Physicians Realty Trust	9,137	146,283
Piedmont Office Realty Trust, Inc., Class A	144	2,807
Realty Income Corp.	2,427	120,428
RioCan Real Estate Investment Trust	2,989	57,186
Scentre Group	35,134	101,636
Simon Property Group, Inc.	725	135,024
Spirit Realty Capital, Inc.	9,533	93,614
STAG Industrial, Inc.	4,227	86,231
Starwood Property Trust, Inc.	6,901	140,297
STORE Capital Corp.	4,445	101,168
Vicinity Centres	32,132	62,975
Weyerhaeuser Co.	384	12,353
WP Carey, Inc.	1,983	122,688
		2,830,676
Semiconductors and Semiconductor Equipment — 0.1%
Applied Materials, Inc.	1,033	19,389
KLA-Tencor Corp.	69	4,587
		23,976
Software — 0.2%
Microsoft Corp.	548	29,784
Thrifts and Mortgage Finance — 0.3%
Capitol Federal Financial, Inc.	4,075	52,853
TOTAL COMMON STOCKS (Cost $4,781,665)		4,572,710
PREFERRED STOCKS — 10.1%
Banks — 3.2%
U.S. Bancorp, 6.00%	12,236	324,884
Wells Fargo & Co., 8.00%	7,924	223,377
		548,261
Diversified Financial Services — 3.1%
Citigroup, Inc., 5.95%	181,000	178,285
General Electric Capital Corp., 6.25%	300,000	342,000
		520,285
Electric Utilities — 1.7%
Pacific Gas & Electric Co., 4.50%	5,999	141,276
Pacific Gas & Electric Co., 4.80%	1,337	32,248
Pacific Gas & Electric Co., 5.00%	4,387	108,820
		282,344
Machinery — 0.1%
Stanley Black & Decker Inc., 4.75%	66	9,862
Multi-Utilities — 1.9%
SCE Trust II, 5.10%	12,976	321,805
Real Estate Investment Trusts (REITs) — 0.1%
DDR Corp., 6.25%	500	12,685

13

	Shares/ Principal Amount	Value
Kimco Realty Corp., 5.625%	530	$13,563
		26,248
TOTAL PREFERRED STOCKS (Cost $1,678,776)		1,708,805
CONVERTIBLE PREFERRED STOCKS — 5.7%
Banks — 3.8%
Bank of America Corp., 7.25%	280	313,600
Wells Fargo & Co., 7.50%	273	318,727
		632,327
Gas Utilities — 1.3%
Laclede Group, Inc. (The), 6.75%, 4/1/17	4,004	224,224
Real Estate Investment Trusts (REITs) — 0.6%
Welltower Inc., 6.50%	1,834	108,096
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $981,538)		964,647
CONVERTIBLE BONDS — 4.2%
Energy Equipment and Services — 0.2%
Citigroup, Inc., (convertible into Schlumberger Ltd.), MTN, 3.55%, 12/31/15(3)(4)	$53	4,082
Goldman Sachs International, (convertible into Cameron International Corp.), 7.00%, 1/27/16(3)(4)	631	32,623
		36,705
Health Care Equipment and Supplies — 0.3%
Credit Suisse AG, (convertible into Baxter International, Inc.), 3.25%, 4/15/16(3)(4)	1,356	47,904
Credit Suisse AG, (convertible into Zimmer Biomet Holdings, Inc.), 2.55%, 2/19/16(3)(4)	98	10,140
		58,044
Life Sciences Tools and Services — 0.1%
Goldman Sachs Group, Inc. (The), (convertible into Agilent Technologies, Inc.), 3.50%, 12/30/15(3)(4)	252	10,447
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp., 2.95%, 12/15/35	110,000	142,381
Microchip Technology, Inc., 1.625%, 2/15/25(4)	282,000	292,399
		434,780
Specialty Retail — 0.4%
Merrill Lynch International & Co. CV, (convertible into Advance Auto Parts, Inc.), 5.50%, 5/18/16(3)(4)	95	15,432
UBS AG, (convertible into Advance Auto Parts, Inc.), 3.60%, 5/19/16(3)(4)	362	58,354
		73,786
Technology Hardware, Storage and Peripherals — 0.6%
SanDisk Corp., 0.50%, 10/15/20	92,000	95,507
TOTAL CONVERTIBLE BONDS (Cost $686,301)		709,269
CORPORATE BONDS — 3.1%
Banks — 1.5%
Bank of America Corp., VRN, 5.20%, 6/1/23	13,000	12,179
Bank of America Corp., VRN, 6.50%, 10/23/24	155,000	163,912
Citigroup, Inc., 4.00%, 8/5/24	20,000	19,997

14

		Shares/ Principal Amount	Value
Citigroup, Inc., VRN, 5.90%, 2/15/23		$13,000	$12,854
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	15,000	18,093
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	10,000	19,594
Royal Bank of Scotland plc (The), MTN, VRN, 4.625%, 9/22/16	EUR	15,000	16,126
			262,755
Commercial Services and Supplies — 0.1%
Pitney Bowes, Inc., 4.625%, 3/15/24		$14,000	13,904
Communications Equipment — 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		19,000	18,832
Diversified Financial Services — 0.1%
Morgan Stanley, 5.00%, 11/24/25		19,000	20,523
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21		14,000	12,252
Nabors Industries, Inc., 6.15%, 2/15/18		10,000	10,369
			22,621
Food and Staples Retailing — 0.1%
Tesco plc, MTN, 5.50%, 12/13/19	GBP	10,000	16,178
Gas Utilities — 0.2%
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22		$14,000	12,293
Williams Cos., Inc. (The), 3.70%, 1/15/23		20,000	16,117
			28,410
Industrial Conglomerates — 0.1%
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		19,000	18,726
Insurance — 0.1%
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(4)		14,000	14,178
Media — 0.1%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24		19,000	19,736
Multi-Utilities — 0.1%
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17		15,000	14,743
Oil, Gas and Consumable Fuels — 0.1%
Petrobras Global Finance BV, 5.375%, 1/27/21		14,000	11,196
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., 4.50%, 1/15/18		15,000	15,729
Semiconductors and Semiconductor Equipment — 0.1%
KLA-Tencor Corp., 4.65%, 11/1/24		19,000	19,337
Specialty Retail — 0.1%
Staples, Inc., 2.75%, 1/12/18		10,000	10,081
Technology Hardware, Storage and Peripherals — 0.1%
Seagate HDD Cayman, 4.75%, 6/1/23		19,000	16,808
TOTAL CORPORATE BONDS (Cost $546,471)			523,757
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 1.7%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33		9,232	9,461
Banc of America Mortgage Trust, Series 2006-A, Class 2A1, VRN, 2.63%, 12/1/15		2,385	2,141

15

	Shares/ Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.93%, 12/1/15	$8,382	$8,118
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 2.64%, 12/1/15	2,540	2,258
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	9,069	9,499
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 12/1/15	14,117	13,973
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	3,174	2,890
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.52%, 12/1/15	11,480	11,521
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.75%, 12/1/15	10,680	10,950
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.74%, 12/1/15	4,884	4,931
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.68%, 12/1/15	16,306	16,256
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 12/1/15	9,383	8,943
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 6.93%, 12/1/15	1,104	1,166
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	1,114	1,150
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.66%, 12/1/15	7,733	7,963
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 12/1/15	14,737	14,676
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.48%, 12/1/15	8,359	8,259
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 2.64%, 12/1/15	9,082	9,136
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.70%, 12/1/15	17,449	17,495
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.75%, 12/1/15	22,607	22,783
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.62%, 12/1/15	10,210	10,332
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.74%, 12/1/15	11,175	11,207
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR8, Class 2A1, VRN, 2.69%, 12/1/15	12,051	12,134
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	3,965	4,010
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.70%, 12/1/15	6,901	6,751
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.60%, 12/1/15	18,398	17,686
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	21,678	21,513
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	18,915	18,632
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $282,646)		285,834

16

	Shares/ Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 1.4%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(4)	$25,000	$24,959
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	25,000	25,494
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.87%, 12/1/15	25,000	27,439
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 12/1/15	14,000	14,733
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	10,000	10,622
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 12/1/15	15,000	15,857
Commercial Mortgage Trust, Series 2015-CR22, Class B, 3.93%, 3/10/48	25,000	25,291
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(4)	25,000	25,205
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(4)	25,000	25,122
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	25,000	25,382
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 12/1/15	15,000	15,468
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $239,339)		235,572
ASSET-BACKED SECURITIES(5) — 0.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(4)	15,000	14,741
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(4)	25,000	25,058
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(4)	12,397	12,286
Invitation Homes Trust, Series 2013-SFR1, Class A, VRN, 1.40%, 12/17/15(4)	24,176	24,006
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.20%, 12/17/15(4)	10,000	9,826
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.50%, 5/20/30(4)	11,822	12,015
MVW Owner Trust, Series 2013-1A, Class B, 2.74%, 4/22/30(4)	9,473	9,406
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(4)	16,628	16,518
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(4)	12,750	12,667
TOTAL ASSET-BACKED SECURITIES (Cost $137,057)		136,523
EXCHANGE-TRADED FUNDS — 0.2%
Alerian MLP ETF (Cost $41,472)	3,012	36,927
TEMPORARY CASH INVESTMENTS — 3.7%
SSgA U.S. Government Money Market Fund, Class N	603,627	603,627
State Street Institutional Liquid Reserves Fund, Premier Class	18,678	18,678
U.S. Treasury Bills, 0.10%, 2/11/16(6)(7)	$10,000	9,997
TOTAL TEMPORARY CASH INVESTMENTS (Cost $632,303)		632,302
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $17,558,484)		16,882,363
OTHER ASSETS AND LIABILITIES — 0.1%		16,331
TOTAL NET ASSETS — 100.0%		$16,898,694

17

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	223,718	AUD	310,104	Credit Suisse AG	12/31/15	$(210)
BRL	265,455	USD	69,431	Westpac Group	12/16/15	(1,111)
USD	181,101	CAD	240,184	Westpac Group	12/16/15	1,253
USD	113,681	CAD	151,521	JPMorgan Chase Bank N.A.	12/31/15	222
USD	16,866	CAD	22,481	JPMorgan Chase Bank N.A.	12/31/15	33
EUR	959	USD	1,032	HSBC Holdings plc	12/16/15	(18)
EUR	500	USD	560	HSBC Holdings plc	12/16/15	(31)
EUR	1,301	USD	1,382	UBS AG	12/31/15	(6)
USD	37,506	EUR	33,541	JPMorgan Chase Bank N.A.	12/16/15	2,055
USD	195,986	EUR	182,879	Westpac Group	12/16/15	2,695
USD	32,378	EUR	30,381	UBS AG	12/31/15	248
GBP	1,169	USD	1,777	HSBC Holdings plc	12/16/15	(16)
USD	764	GBP	500	HSBC Holdings plc	12/16/15	11
USD	857	GBP	569	HSBC Holdings plc	12/16/15	—
USD	36,253	GBP	23,604	State Street Bank & Trust Co.	12/16/15	702
IDR	885,098,798	USD	64,369	Westpac Group	12/16/15	(744)
INR	3,642,635	USD	54,653	Westpac Group	12/16/15	(5)
USD	240,160	JPY	29,555,000	Westpac Group	12/16/15	(21)
USD	2,221	JPY	272,008	Credit Suisse AG	12/30/15	9
KRW	63,493,058	USD	54,744	Westpac Group	12/16/15	(32)
USD	24,931	MXN	418,721	Westpac Group	12/16/15	(303)
SGD	78,026	USD	54,814	Westpac Group	12/16/15	477
USD	123,521	SGD	174,732	Credit Suisse AG	12/31/15	(237)
THB	1,073,992	USD	29,848	Westpac Group	12/16/15	104
ZAR	356,747	USD	24,836	Westpac Group	12/17/15	(225)
						$4,850

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 23 Index	$97,000	Sell	5.00%	12/20/19	3.33%	$792	$6,872
CDX North America High Yield 24 Index	49,500	Sell	5.00%	6/20/20	3.87%	419	2,704
CDX North America Investment Grade 25 Index	100,000	Sell	1.00%	12/20/20	0.84%	(374)	953
						$837	$10,529

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

18

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
GBP	-	British Pound
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

(3)	Equity-linked debt security. The aggregated value of these securities at the period end was $178,982, which represented 1.1% of total net assets.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $722,862, which represented 4.3% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on swap agreements. At the period end, the aggregate value of securities pledged was $9,997.

(7)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities - unaffiliated, at value (cost of $10,007,568)	$9,806,346
Investment securities - affiliated, at value (cost of $7,550,916)	7,076,017
Total investment securities, at value (cost of $17,558,484)	16,882,363
Cash	1,840
Foreign currency holdings, at value (cost of $2,969)	2,911
Receivable for investments sold	21,089
Receivable for capital shares sold	386
Receivable for variation margin on swap agreements	152
Unrealized appreciation on forward foreign currency exchange contracts	7,809
Dividends and interest receivable	64,098
16,980,648

Liabilities
Payable for investments purchased	48,801
Payable for capital shares redeemed	20,297
Unrealized depreciation on forward foreign currency exchange contracts	2,959
Accrued management fees	7,617
Distribution and service fees payable	2,280
81,954

Net Assets	$16,898,694

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,851,883
Distributions in excess of net investment income	(6,957)
Accumulated net realized loss	(275,621)
Net unrealized depreciation	(670,611)
$16,898,694

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$8,558,833	910,474	$9.40
Institutional Class, $0.01 Par Value	$1,967,113	209,247	$9.40
A Class, $0.01 Par Value	$1,646,930	175,216	$9.40*
C Class, $0.01 Par Value	$1,570,240	167,091	$9.40
R Class, $0.01 Par Value	$1,579,531	168,058	$9.40
R6 Class, $0.01 Par Value	$1,576,047	167,645	$9.40
*Maximum offering price $9.97 (net asset value divided by 0.9425).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,515)	$333,702
Income distributions from affiliated funds	320,172
Interest	73,632
727,506

Expenses:
Management fees	130,561
Distribution and service fees:
A Class	4,102
C Class	15,939
R Class	7,995
Directors' fees and expenses	521
Other expenses	671
159,789
Fees waived	(49,702)
110,087

Net investment income (loss)	617,419

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(164,541) from affiliated funds)	(379,921)
Swap agreement transactions	(876)
Foreign currency transactions	45,785
Capital gain distributions received from affiliated funds	31,397
(303,615)

Change in net unrealized appreciation (depreciation) on:
Investments	(676,121)
Swap agreements	837
Translation of assets and liabilities in foreign currencies	4,673
(670,611)

Net realized and unrealized gain (loss)	(974,226)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(356,807)

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$617,419
Net realized gain (loss)	(303,615)
Change in net unrealized appreciation (depreciation)	(670,611)
Net increase (decrease) in net assets resulting from operations	(356,807)

Distributions to Shareholders
From net investment income:
Investor Class	(281,774)
Institutional Class	(83,600)
A Class	(62,070)
C Class	(49,716)
R Class	(56,994)
R6 Class	(69,100)
From tax return of capital:
Investor Class	(23,825)
Institutional Class	(6,506)
A Class	(4,790)
C Class	(3,672)
R Class	(4,322)
R6 Class	(5,403)
Decrease in net assets from distributions	(651,772)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	17,907,273

Net increase (decrease) in net assets	16,898,694

Net Assets
End of period	$16,898,694

Distributions in excess of net investment income	$(6,957)

See Notes to Financial Statements.

22

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Income Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds, equity and debt securities, and certain derivative instruments. The fund may invest in affiliated and unaffiliated funds to an unlimited extent. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek income. Long-term capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on December 1, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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Open-end management investment companies are valued at the reported net asset value per share. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds. ACIM owns 58% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.90% for the Investor Class, A Class, C Class and R Class, 0.70% for the Institutional Class and 0.55% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2015 was $22,834, $6,369, $5,229, $5,078, $5,093 and $5,099 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended November 30, 2015 was 0.58% for the Investor Class, A Class, C Class and R Class, 0.38% for the Institutional Class and 0.23% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees

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incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $35,602,579 and $18,406,488, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015
	Shares	Amount
Investor Class/Shares Authorized	50,000,000
Sold	1,113,759	$11,024,918
Issued in reinvestment of distributions	30,234	293,397
Redeemed	(233,519)	(2,271,960)
	910,474	9,046,355
Institutional Class/Shares Authorized	50,000,000
Sold	200,000	2,000,000
Issued in reinvestment of distributions	9,247	90,106
	209,247	2,090,106
A Class/Shares Authorized	50,000,000
Sold	168,393	1,683,070
Issued in reinvestment of distributions	6,865	66,860
Redeemed	(42)	(397)
	175,216	1,749,533
C Class/Shares Authorized	50,000,000
Sold	161,611	1,615,000
Issued in reinvestment of distributions	5,480	53,388
	167,091	1,668,388
R Class/Shares Authorized	50,000,000
Sold	161,768	1,617,112
Issued in reinvestment of distributions	6,294	61,316
Redeemed	(4)	(40)
	168,058	1,678,388
R6 Class/Shares Authorized	45,000,000
Sold	160,000	1,600,000
Issued in reinvestment of distributions	7,645	74,503
	167,645	1,674,503
Net increase (decrease)	1,797,731	$17,907,273

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended November 30, 2015 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	—	$2,536,496	$575,096	$(11,504)	$66,829	$1,925,681
High-Yield Fund R6 Class	—	4,528,701	743,725	(22,590)	201,142	3,496,667
International Value Fund R6 Class	—	2,954,780	1,324,801	(121,951)	62,677	1,490,156
Utilities Fund Investor Class	—	673,983	499,422	(8,496)	20,921	163,513
	—	$10,693,960	$3,143,044	$(164,541)	$351,569	$7,076,017

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$7,076,017	—	—
Common Stocks	4,101,099	$471,611	—
Preferred Stocks	1,069,838	638,967	—
Convertible Preferred Stocks	—	964,647	—
Convertible Bonds	—	709,269	—
Corporate Bonds	—	523,757	—
Collateralized Mortgage Obligations	—	285,834	—
Commercial Mortgage-Backed Securities	—	235,572	—
Asset-Backed Securities	—	136,523	—
Exchange-Traded Funds	36,927	—	—
Temporary Cash Investments	622,305	9,997	—
	$12,906,186	$3,976,177	—
Other Financial Instruments
Swap Agreements	—	$10,529	—
Forward Foreign Currency Exchange Contracts	—	7,809	—
	—	$18,338	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,959	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $124,458.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not

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perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,931,971.

Value of Derivative Instruments as of November 30, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$152	Payable for variation margin on swap agreements*	–
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	7,809	Unrealized depreciation on forward foreign currency exchange contracts	$2,959
		$7,961		$2,959

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(876)	Change in net unrealized appreciation (depreciation) on swap agreements	$837
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	49,280	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	4,850
		$48,404		$5,687

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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10. Federal Tax Information

On December 30, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 29, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0853	$0.0875	$0.0825	$0.0743	$0.0798	$0.0892

The tax character of distributions paid during the year ended November 30, 2015 was as follows:

Distributions Paid From
Ordinary income	$603,254
Long-term capital gains	—
Tax return of capital	$48,518

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$17,779,307
Gross tax appreciation of investments	$165,630
Gross tax depreciation of investments	(1,062,574)
Net tax appreciation (depreciation) of investments	(896,944)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,382)
Net tax appreciation (depreciation)	$(898,326)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(54,863)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Year Ended November 30
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.00	0.39	(0.57)	(0.18)	(0.39)	(0.03)	(0.42)	$9.40	(1.84)%	0.59%	0.91%	4.08%	3.76%	127%	$8,559
Institutional Class
2015	$10.00	0.42	(0.58)	(0.16)	(0.41)	(0.03)	(0.44)	$9.40	(1.65)%	0.39%	0.71%	4.28%	3.96%	127%	$1,967
A Class
2015	$10.00	0.38	(0.58)	(0.20)	(0.37)	(0.03)	(0.40)	$9.40	(2.08)%	0.84%	1.16%	3.83%	3.51%	127%	$1,647
C Class
2015	$10.00	0.31	(0.58)	(0.27)	(0.31)	(0.02)	(0.33)	$9.40	(2.79)%	1.59%	1.91%	3.08%	2.76%	127%	$1,570
R Class
2015	$10.00	0.36	(0.58)	(0.22)	(0.35)	(0.03)	(0.38)	$9.40	(2.32)%	1.09%	1.41%	3.58%	3.26%	127%	$1,580
R6 Class
2015	$10.00	0.44	(0.58)	(0.14)	(0.43)	(0.03)	(0.46)	$9.40	(1.51)%	0.24%	0.56%	4.43%	4.11%	127%	$1,576

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Income Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Asset Income Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

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Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For corporate taxpayers, the fund hereby designates $126,793, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2015 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87760 1601

ANNUAL REPORT	NOVEMBER 30, 2015

Strategic Allocation: Aggressive Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	-0.27%	8.80%	6.39%	7.47%	2/15/96
S&P 500 Index	—	2.75%	14.39%	7.48%	8.15%(1)	—
Barclays U.S. Aggregate Bond Index	—	0.97%	3.09%	4.65%	5.48%(1)	—
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	0.05%	1.20%	2.44%(1)	—
Institutional Class	AAAIX	-0.06%	9.02%	6.60%	5.21%	8/1/00
A Class(2)	ACVAX					10/2/96
No sales charge*		-0.56%	8.50%	6.12%	7.05%
With sales charge*		-6.26%	7.21%	5.49%	6.72%
C Class	ASTAX	-1.27%	7.70%	5.34%	5.55%	11/27/01
R Class	AAARX	-0.89%	8.23%	5.82%	6.14%	3/31/05
R6 Class	AAAUX	0.00%	—	—	6.81%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $18,590

S&P 500 Index — $20,574

Barclays U.S. Aggregate Bond Index — $15,750

Barclays U.S. 1–3 Month Treasury Bill Index — $11,269

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.14%	0.94%	1.39%	2.14%	1.64%	0.79%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Strategic Allocation: Aggressive returned -0.27%* for the fiscal year ended November 30, 2015. Global financial markets faced a number of difficulties during the reporting period including disappointing global growth, falling oil and commodity prices, and geopolitical instability. U.S.-based investments, both equity and fixed-income, outperformed their non-U.S. counterparts, generally producing modest advances. Among U.S. equities, small-cap stocks outperformed both large- and mid-cap stocks and growth led value across all capitalization ranges. Non-U.S. equities generally fell during the period, with emerging markets producing the largest declines. Fixed-income returns also diverged. U.S.-based investment-grade bonds managed slight advances as yields on U.S. Treasuries fell and the U.S. Federal Reserve (Fed) kept interest rates unchanged. High-yield bonds produced negative returns and non-U.S. high-quality bonds declined significantly, due in large part to currency weakness relative to the U.S. dollar.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. Over the course of the reporting period we maintained an overweight allocation to stocks with a subsequent underweight to bonds and cash, which was beneficial at the margin as equities generally outpaced fixed-income investments.

Within the stock component, overweight positioning in large- and mid-cap growth stocks was funded by limited exposure to large-cap value equities as well as high-quality bonds. Although funding our overweight to growth equities with an underweight to high-quality bonds benefited results, limited exposure to the high-quality bond segment relative to our overweight to high-yield bonds detracted from results. Our preference for growth over value equities was beneficial given the significant outperformance of growth over value during the year. We reduced the fund’s equity overweight in August by bringing the non-U.S. equity allocation back to neutral, which helped to offset some of the effects of equity market declines late in the summer. Likewise, we removed our long-standing overweight to growth after a period in which growth outperformed value by a wide margin.

Equities Produced Mixed Returns

The U.S. equity portion of Strategic Allocation: Aggressive generally produced gains during the period, driven by positive returns of the fund’s small-cap value, large-cap growth, mid-cap growth, and mid-cap value segments, the fund’s top absolute performers. Stock selection of the underlying equity allocations also contributed positively to overall returns. Among U.S. equities, the mid-cap components—both value and growth—produced strong performance relative to their underlying benchmarks.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The fund’s non-U.S. equity holdings generally declined, detracting from absolute results. This negative effect was most pronounced in the non-U.S. large-cap value allocation, which was among the largest absolute detractors from results. Although the fund’s emerging markets equity component also produced negative absolute performance, successful stock selection led the segment to significantly outperform its underlying benchmark. Conversely, stock selection results were detrimental in the disciplined large-cap core and disciplined large-cap growth allocations, whose focus on high-quality, attractively valued stocks went unrewarded in a year when markets favored more expensive growth names.

Fixed-Income Results Varied

The high-quality bond segment advanced modestly and surpassed the return of its underlying benchmark due to positive security selection, making a positive absolute contribution to the fund’s overall results. However, this positive effect was diminished by our overweight positioning in high-yield bonds and exposure to inflation-adjusted bonds, both of which declined and had a pronounced effect on the fund’s absolute returns.

Outlook

As we approach 2016, economic fundamentals in the U.S. continue to support our base case for moderate growth, while economic fundamentals in Europe, Japan, and China remain mixed. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the Fed raises interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. We expect that a strong U.S. dollar, weak commodity prices, uncertainty around numerous geopolitical events, and low interest rates in Europe will mean a gradual increase in U.S. interest rates. Given this backdrop, we narrowly favor equities over fixed-income investments, with overweight positions to U.S.-based stocks and underweights in non-U.S. equities. Likewise, we maintain limited exposure to high-quality bonds, both in the U.S. and elsewhere, and are overweight to high-yield bonds.

By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Common Stocks	% of net assets
Apple, Inc.	1.4%
Alphabet, Inc., Class A	1.2%
Amazon.com, Inc.	0.8%
PepsiCo, Inc.	0.7%
JPMorgan Chase & Co.	0.7%
Facebook, Inc., Class A	0.7%
Pfizer, Inc.	0.6%
Cisco Systems, Inc.	0.6%
Philip Morris International, Inc.	0.6%
Oracle Corp.	0.6%

Geographic Composition of Common Stocks	% of net assets
United States	56.1%
United Kingdom	3.4%
Japan	3.4%
France	2.1%
Other Countries	14.6%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.4 years
Average Duration (effective)	5.4 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	56.1%
Foreign Common Stocks*	23.5%
Corporate Bonds	8.2%
U.S. Treasury Securities	5.4%
U.S. Government Agency Mortgage-Backed Securities	2.0%
Sovereign Governments and Agencies	1.3%
Collateralized Mortgage Obligations	0.6%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.4%
Exchange-Traded Funds	0.3%
Municipal Securities	0.2%
Commercial Paper	—**
Rights	—**
Temporary Cash Investments	1.8%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1) 6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$960.10	$5.50	1.12%
Investor Class (before waiver)	$1,000	$960.10(2)	$5.65	1.15%
Institutional Class (after waiver)	$1,000	$960.00	$4.52	0.92%
Institutional Class (before waiver)	$1,000	$960.00(2)	$4.67	0.95%
A Class (after waiver)	$1,000	$958.00	$6.72	1.37%
A Class (before waiver)	$1,000	$958.00(2)	$6.87	1.40%
C Class (after waiver)	$1,000	$954.80	$10.39	2.12%
C Class (before waiver)	$1,000	$954.80(2)	$10.54	2.15%
R Class (after waiver)	$1,000	$956.80	$7.95	1.62%
R Class (before waiver)	$1,000	$956.80(2)	$8.09	1.65%
R6 Class (after waiver)	$1,000	$961.10	$3.79	0.77%
R6 Class (before waiver)	$1,000	$961.10(2)	$3.93	0.80%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.45	$5.67	1.12%
Investor Class (before waiver)	$1,000	$1,019.30	$5.82	1.15%
Institutional Class (after waiver)	$1,000	$1,020.46	$4.66	0.92%
Institutional Class (before waiver)	$1,000	$1,020.31	$4.81	0.95%
A Class (after waiver)	$1,000	$1,018.20	$6.93	1.37%
A Class (before waiver)	$1,000	$1,018.05	$7.08	1.40%
C Class (after waiver)	$1,000	$1,014.44	$10.71	2.12%
C Class (before waiver)	$1,000	$1,014.29	$10.86	2.15%
R Class (after waiver)	$1,000	$1,016.95	$8.19	1.62%
R Class (before waiver)	$1,000	$1,016.80	$8.34	1.65%
R6 Class (after waiver)	$1,000	$1,021.21	$3.90	0.77%
R6 Class (before waiver)	$1,000	$1,021.06	$4.05	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares/Principal Amount	Value
COMMON STOCKS — 79.6%
Aerospace and Defense — 2.2%
Astronics Corp.(1)	2,004	$77,535
B/E Aerospace, Inc.	13,464	622,306
BAE Systems plc	61,400	477,631
Boeing Co. (The)	30,388	4,419,935
Cubic Corp.	1,683	81,726
Finmeccanica SpA(1)	12,219	176,996
General Dynamics Corp.	12,266	1,796,478
Honeywell International, Inc.	45,469	4,726,503
Huntington Ingalls Industries, Inc.	10,858	1,421,529
L-3 Communications Holdings, Inc.	1,434	175,536
Lockheed Martin Corp.	13,648	2,991,096
Raytheon Co.	5,000	620,150
Saab AB, B Shares	4,651	144,141
Spirit AeroSystems Holdings, Inc., Class A(1)	27,710	1,453,389
Textron, Inc.	33,511	1,429,914
United Technologies Corp.	21,990	2,112,139
		22,727,004
Air Freight and Logistics — 0.3%
bpost SA	7,062	171,611
Royal Mail plc	59,217	433,536
United Parcel Service, Inc., Class B	21,869	2,252,726
XPO Logistics, Inc.(1)	4,913	149,847
		3,007,720
Airlines — 1.0%
Alaska Air Group, Inc.	20,465	1,631,674
Allegiant Travel Co.	316	55,341
American Airlines Group, Inc.	9,927	409,588
Delta Air Lines, Inc.	18,451	857,233
easyJet plc	6,632	165,109
International Consolidated Airlines Group SA(1)	108,185	923,855
Japan Airlines Co. Ltd.	17,300	591,657
Qantas Airways Ltd.	648,476	1,707,079
Ryanair Holdings plc ADR	11,454	880,813
Southwest Airlines Co.	37,487	1,719,904
Spirit Airlines, Inc.(1)	8,816	324,164
United Continental Holdings, Inc.(1)	13,782	768,071
		10,034,488
Auto Components — 1.0%
BorgWarner, Inc.	19,500	832,455
Continental AG	2,617	632,353

10

	Shares/Principal Amount	Value
Cooper Tire & Rubber Co.	5,033	$211,336
Cooper-Standard Holding, Inc.(1)	151	11,165
Dana Holding Corp.	2,082	34,228
Delphi Automotive plc	46,207	4,060,671
Faurecia	10,330	387,780
Gentex Corp.	1,724	28,851
Goodyear Tire & Rubber Co. (The)	37,024	1,291,397
Hota Industrial Manufacturing Co. Ltd.	152,000	586,729
Lear Corp.	4,243	534,194
Plastic Omnium SA	4,981	145,645
Stoneridge, Inc.(1)	2,323	33,985
Tower International, Inc.	2,325	71,284
Tung Thih Electronic Co. Ltd.	72,000	631,947
Valeo SA	6,326	979,501
		10,473,521
Automobiles — 1.0%
Fiat Chrysler Automobiles NV(1)	22,112	315,860
Ford Motor Co.	170,792	2,447,449
Fuji Heavy Industries Ltd.	33,000	1,363,964
Great Wall Motor Co. Ltd., H Shares	444,500	545,202
Harley-Davidson, Inc.	14,040	686,837
Honda Motor Co., Ltd.	4,100	133,292
Honda Motor Co., Ltd. ADR	11,911	389,251
Isuzu Motors Ltd.	40,100	451,166
Mitsubishi Motors Corp.	6,800	60,543
Peugeot SA(1)	53,475	955,398
PT Astra International Tbk	963,500	412,630
Suzuki Motor Corp.	33,900	1,042,335
Tesla Motors, Inc.(1)	1,339	308,318
Thor Industries, Inc.	6,881	398,548
Tofas Turk Otomobil Fabrikasi AS	98,905	652,860
Toyota Motor Corp.	5,600	348,328
		10,511,981
Banks — 5.5%
Alior Bank SA(1)	21,364	386,567
Australia & New Zealand Banking Group Ltd.	27,122	532,537
Banco Santander SA	77,295	422,050
Bank Hapoalim BM	116,273	601,254
Bank of America Corp.	225,731	3,934,491
Bank of Hawaii Corp.	6,717	464,749
Bank of Ireland(1)	2,497,283	931,392
Bank of the Ozarks, Inc.	2,292	124,410
Bank of Yokohama Ltd. (The)	16,000	94,167
BankUnited, Inc.	21,887	827,329
Barclays plc	294,870	991,239
BB&T Corp.	13,454	519,593

11

	Shares/Principal Amount	Value
BNP Paribas SA	7,651	$453,574
BOC Hong Kong Holdings Ltd.	22,000	67,389
BOK Financial Corp.	5,364	369,311
Boston Private Financial Holdings, Inc.	4,818	58,298
Capital Bank Financial Corp., Class A	4,703	158,585
Capitec Bank Holdings Ltd.	18,220	756,226
Cathay General Bancorp	3,280	112,570
Chiba Bank Ltd. (The)	20,000	137,937
China Merchants Bank Co. Ltd., H Shares	34,500	81,072
Citigroup, Inc.	49,145	2,658,253
Comerica, Inc.	8,052	373,210
Commerce Bancshares, Inc.	15,585	715,670
Commercial International Bank Egypt S.A.E.	107,835	599,080
Commonwealth Bank of Australia	818	46,989
Credicorp Ltd.	7,602	802,847
Cullen / Frost Bankers, Inc.	6,634	462,987
Dah Sing Banking Group Ltd.	38,800	75,664
Eagle Bancorp, Inc.(1)	1,741	95,111
Erste Group Bank AG(1)	33,988	1,042,827
FCB Financial Holdings, Inc., Class A(1)	6,817	265,522
FinecoBank Banca Fineco SpA	14,370	112,200
First Financial Bankshares, Inc.	3,752	134,734
First NBC Bank Holding Co.(1)	903	38,233
Hang Seng Bank Ltd.	40,300	730,275
HDFC Bank Ltd.	75,734	1,455,256
Home Bancshares, Inc.	2,738	123,539
HSBC Holdings plc	162,649	1,297,092
ICICI Bank Ltd. ADR	64,143	533,028
Industrial & Commercial Bank of China Ltd., H Shares	2,487,770	1,504,832
ING Groep NV CVA	91,352	1,254,250
Intesa Sanpaolo SpA	578,020	1,983,576
Itau Unibanco Holding SA ADR	49,858	352,995
JPMorgan Chase & Co.	106,719	7,116,023
Juroku Bank Ltd. (The)	10,000	40,049
Kasikornbank PCL	68,400	323,488
KBC Groep NV	31,456	1,877,768
KeyCorp	39,480	517,583
LegacyTexas Financial Group, Inc.	4,920	150,109
Lloyds Banking Group plc	410,615	451,204
M&T Bank Corp.	5,815	728,794
Mitsubishi UFJ Financial Group, Inc.	222,700	1,429,188
Mizrahi Tefahot Bank Ltd.	4,567	54,039
Mizuho Financial Group, Inc.	15,800	31,895
National Australia Bank Ltd.	4,100	87,145
Oversea-Chinese Banking Corp. Ltd.	32,300	198,533
PNC Financial Services Group, Inc. (The)	22,593	2,157,857

12

	Shares/Principal Amount	Value
PT Bank Mandiri (Persero) Tbk	432,700	$265,844
PT Bank Rakyat Indonesia (Persero) Tbk	685,400	533,804
Qatar National Bank SAQ	7,683	337,533
ServisFirst Bancshares, Inc.	721	35,488
Seven Bank Ltd.	85,400	373,929
Signature Bank(1)	5,577	882,003
Societe Generale SA	1,530	73,034
Southside Bancshares, Inc.	4,737	133,773
Standard Chartered plc	16,847	141,380
Sumitomo Mitsui Financial Group, Inc.	28,600	1,091,261
SunTrust Banks, Inc.	8,557	371,545
Suruga Bank Ltd.	11,600	234,827
SVB Financial Group(1)	3,666	485,672
Texas Capital Bancshares, Inc.(1)	2,471	146,481
U.S. Bancorp	53,200	2,334,948
UMB Financial Corp.	4,125	217,387
United Overseas Bank Ltd.	8,800	120,968
Valley National Bancorp	6,062	67,531
Virgin Money Holdings UK plc	38,078	204,106
Wells Fargo & Co.	86,749	4,779,870
Westamerica Bancorporation	14,447	707,903
Westpac Banking Corp.	34,113	793,157
		58,179,029
Beverages — 1.3%
Anheuser-Busch InBev NV	8,098	1,043,397
Boston Beer Co., Inc. (The), Class A(1)	1,049	224,087
Brown-Forman Corp., Class B	7,963	816,526
Coca-Cola Bottling Co. Consolidated	530	102,645
Coca-Cola Co. (The)	8,239	351,146
Constellation Brands, Inc., Class A	16,008	2,245,282
Fomento Economico Mexicano SAB de CV ADR	9,181	884,865
PepsiCo, Inc.	72,607	7,272,317
Pernod-Ricard SA	6,210	706,639
Treasury Wine Estates Ltd.	34,765	190,325
		13,837,229
Biotechnology — 2.4%
AbbVie, Inc.	44,745	2,601,922
ACADIA Pharmaceuticals, Inc.(1)	1,519	57,646
Acceleron Pharma, Inc.(1)	796	34,124
Actelion Ltd.	3,070	431,176
Aimmune Therapeutics, Inc.(1)	1,346	28,791
Alder Biopharmaceuticals, Inc.(1)	1,347	50,189
Alexion Pharmaceuticals, Inc.(1)	8,449	1,507,640
Amgen, Inc.	23,308	3,754,919
Anacor Pharmaceuticals, Inc.(1)	1,216	141,944
Biogen, Inc.(1)	14,204	4,074,559

13

	Shares/Principal Amount	Value
BioMarin Pharmaceutical, Inc.(1)	8,553	$815,700
Bluebird Bio, Inc.(1)	189	16,774
Celgene Corp.(1)	4,176	457,063
Celldex Therapeutics, Inc.(1)	1,319	23,755
Cepheid, Inc.(1)	1,247	44,817
Chimerix, Inc.(1)	1,112	44,925
Clovis Oncology, Inc.(1)	550	17,297
Dyax Corp.(1)	1,693	56,986
Dynavax Technologies Corp.(1)	1,531	42,700
Eagle Pharmaceuticals, Inc.(1)	1,186	108,685
Exelixis, Inc.(1)	5,711	32,667
Genmab A/S(1)	2,791	359,693
Gilead Sciences, Inc.	54,085	5,730,847
Halozyme Therapeutics, Inc.(1)	2,461	43,806
ImmunoGen, Inc.(1)	2,373	32,202
Incyte Corp.(1)	13,055	1,491,403
Innate Pharma SA(1)	3,763	55,144
Insmed, Inc.(1)	1,521	24,807
Isis Pharmaceuticals, Inc.(1)	377	23,012
Kite Pharma, Inc.(1)	668	55,023
Ligand Pharmaceuticals, Inc., Class B(1)	390	41,761
Medy-Tox, Inc.	1,914	776,806
Merrimack Pharmaceuticals, Inc.(1)	3,005	28,277
Momenta Pharmaceuticals, Inc.(1)	1,471	26,272
Neurocrine Biosciences, Inc.(1)	1,541	83,784
Novavax, Inc.(1)	7,001	59,929
Portola Pharmaceuticals, Inc.(1)	1,077	53,430
Prothena Corp. plc(1)	777	54,810
Radius Health, Inc.(1)	715	43,479
Raptor Pharmaceutical Corp.(1)	2,147	13,569
Regeneron Pharmaceuticals, Inc.(1)	1,571	855,409
Repligen Corp.(1)	890	25,303
Sarepta Therapeutics, Inc.(1)	663	24,372
Spark Therapeutics, Inc.(1)	569	32,882
TESARO, Inc.(1)	704	35,932
Ultragenyx Pharmaceutical, Inc.(1)	708	69,611
Vertex Pharmaceuticals, Inc.(1)	3,787	489,886
		24,875,728
Building Products — 0.3%
Apogee Enterprises, Inc.	2,376	119,323
Continental Building Products, Inc.(1)	5,254	95,833
CSW Industrials, Inc.(1)	2,139	78,309
Lennox International, Inc.	7,531	1,023,613
Masonite International Corp.(1)	2,507	165,362
NCI Building Systems, Inc.(1)	3,308	39,233
Nortek, Inc.(1)	150	7,221
14

	Shares/Principal Amount	Value
Owens Corning	24,891	$1,165,894
PGT, Inc.(1)	5,671	63,062
TOTO Ltd.	6,000	207,149
Trex Co., Inc.(1)	1,931	83,612
USG Corp.(1)	20,718	498,889
		3,547,500
Capital Markets — 1.6%
Affiliated Managers Group, Inc.(1)	8,715	1,544,560
Ameriprise Financial, Inc.	20,887	2,359,187
Ares Management LP	5,192	73,052
BlackRock, Inc.	2,460	894,751
Credit Suisse Group AG	10,950	235,422
Deutsche Bank AG	11,483	294,877
Evercore Partners, Inc., Class A	2,300	127,719
Franklin Resources, Inc.	10,852	454,916
Goldman Sachs Group, Inc. (The)	7,670	1,457,453
HFF, Inc., Class A	1,406	48,324
Ichigo, Inc.	42,500	118,765
Invesco Ltd.	59,940	2,019,379
Investec plc	68,120	579,664
Jafco Co. Ltd.	4,800	190,674
Legg Mason, Inc.	32,859	1,458,282
LPL Financial Holdings, Inc.	8,433	387,749
Magellan Financial Group Ltd.	13,796	258,611
Man Group plc	200,440	492,672
Moelis & Co., Class A	2,301	67,903
Northern Trust Corp.	25,528	1,913,068
SBI Holdings, Inc.	30,100	341,101
SEI Investments Co.	5,252	285,656
State Street Corp.	6,386	463,496
T. Rowe Price Group, Inc.	5,086	387,299
		16,454,580
Chemicals — 2.0%
Air Products & Chemicals, Inc.	12,114	1,658,286
Akzo Nobel NV	10,686	760,062
Arkema SA	5,180	373,199
Axalta Coating Systems Ltd.(1)	23,477	681,303
BASF SE	2,363	195,586
Cabot Corp.	28,441	1,238,321
Chr Hansen Holding A/S	1,818	114,084
Croda International plc	12,110	523,091
Dow Chemical Co. (The)	88,448	4,610,794
Eastman Chemical Co.	1,272	92,411
Huntsman Corp.	4,372	54,737
Innophos Holdings, Inc.	2,178	64,730
Innospec, Inc.	1,885	110,084

15

	Shares/Principal Amount	Value
Johnson Matthey plc	21,654	$922,950
LANXESS AG	4,436	225,906
LG Chem Ltd.	4,159	1,142,060
LyondellBasell Industries NV, Class A	26,820	2,569,892
Minerals Technologies, Inc.	4,612	283,823
Mitsubishi Chemical Holdings Corp.	82,700	541,950
Mosaic Co. (The)	14,642	463,273
PolyOne Corp.	3,114	112,042
PPG Industries, Inc.	8,839	934,636
Sensient Technologies Corp.	957	63,966
Sherwin-Williams Co. (The)	5,074	1,400,779
Sumitomo Chemical Co. Ltd.	88,000	504,695
Symrise AG	15,361	1,039,672
Teijin Ltd.	146,000	519,480
Tosoh Corp.	30,000	168,156
		21,369,968
Commercial Services and Supplies — 0.7%
ABM Industries, Inc.	2,516	74,650
ADT Corp. (The)	15,856	562,412
Brink's Co. (The)	2,966	95,446
Clean Harbors, Inc.(1)	14,323	620,043
dorma+kaba Holding AG	502	322,517
Downer EDI Ltd.	27,353	71,412
HNI Corp.	1,336	59,131
InnerWorkings, Inc.(1)	8,067	69,054
Interface, Inc.	1,310	26,043
KAR Auction Services, Inc.	27,153	1,029,913
Multi-Color Corp.	4,687	292,984
Pitney Bowes, Inc.	38,658	835,013
Republic Services, Inc.	33,579	1,475,125
Societe BIC SA	1,308	215,172
Stericycle, Inc.(1)	4,923	594,305
Tyco International plc	27,602	974,627
		7,317,847
Communications Equipment — 0.9%
Cisco Systems, Inc.	229,633	6,257,499
F5 Networks, Inc.(1)	54	5,562
Harris Corp.	2,754	228,940
Infinera Corp.(1)	4,404	99,178
Juniper Networks, Inc.	15,160	456,771
Motorola Solutions, Inc.	21,253	1,525,540
Polycom, Inc.(1)	3,163	43,112
QUALCOMM, Inc.	11,869	579,089
Ruckus Wireless, Inc.(1)	7,305	83,642
		9,279,333

16

	Shares/Principal Amount	Value
Construction and Engineering — 0.2%
China Railway Construction Corp. Ltd., H Shares	488,000	$648,279
CIMIC Group Ltd.	20,319	368,102
Great Lakes Dredge & Dock Corp.(1)	8,432	38,197
Larsen & Toubro Ltd.	27,719	571,638
Peab AB	22,129	168,978
PT Wijaya Karya Persero Tbk	2,228,500	453,432
Skanska AB, B Shares	16,351	325,453
		2,574,079
Construction Materials — 0.2%
Cemex SAB de CV ADR(1)	67,222	423,499
CRH plc	17,360	510,816
Headwaters, Inc.(1)	5,773	110,668
Siam Cement PCL (The)	35,800	447,500
Summit Materials, Inc., Class A(1)	3,976	90,534
Titan Cement Co. SA	15,610	280,377
		1,863,394
Consumer Finance — 0.5%
Capital One Financial Corp.	18,500	1,452,435
Discover Financial Services	40,465	2,296,794
Provident Financial plc	4,987	268,290
Synchrony Financial(1)	43,669	1,389,984
		5,407,503
Containers and Packaging — 0.6%
Avery Dennison Corp.	12,380	816,585
Ball Corp.	14,571	1,011,519
Bemis Co., Inc.	5,979	281,730
Berry Plastics Group, Inc.(1)	23,383	850,206
Graphic Packaging Holding Co.	12,358	168,934
Multi Packaging Solutions International Ltd.(1)	7,272	122,969
Smurfit Kappa Group plc	32,241	880,901
Sonoco Products Co.	13,583	595,207
WestRock Co.	22,791	1,153,908
		5,881,959
Distributors — 0.1%
LKQ Corp.(1)	30,834	909,295
Diversified Consumer Services — 0.2%
2U, Inc.(1)	2,627	63,363
Bright Horizons Family Solutions, Inc.(1)	2,465	163,503
H&R Block, Inc.	27,211	998,372
Nord Anglia Education, Inc.(1)	4,817	102,265
ServiceMaster Global Holdings, Inc.(1)	3,135	117,500
Steiner Leisure, Ltd.(1)	1,239	77,908
Strayer Education, Inc.(1)	2,257	133,592
		1,656,503

17

	Shares/Principal Amount	Value
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	14,191	$1,902,871
Compass Diversified Holdings	5,546	88,847
Element Financial Corp.(1)	35,367	452,863
Euronext NV	7,627	379,425
EXOR SpA	5,083	227,814
Financial Products Group Co. Ltd.	22,800	155,766
Investment AB Kinnevik, B Shares	6,328	194,662
Investor AB, B Shares	16,600	632,649
Japan Exchange Group, Inc.	15,200	238,310
London Stock Exchange Group plc	22,070	880,849
MarketAxess Holdings, Inc.	1,105	117,992
Markit Ltd.(1)	10,403	306,889
McGraw Hill Financial, Inc.	10,077	972,128
Nasdaq, Inc.	6,296	369,072
ORIX Corp.	89,200	1,287,277
Zenkoku Hosho Co. Ltd.	3,500	114,724
		8,322,138
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	21,103	710,538
Bezeq The Israeli Telecommunication Corp. Ltd.	31,587	68,044
BT Group plc	68,539	512,468
Cellnex Telecom SAU(1)	37,466	680,659
CenturyLink, Inc.	26,632	717,200
Deutsche Telekom AG	35,369	652,278
Iliad SA	1,500	334,556
inContact, Inc.(1)	9,607	94,821
Inmarsat plc	26,710	448,541
Nippon Telegraph & Telephone Corp.	18,800	697,173
Orange SA	32,214	556,824
Telefonica SA	33,597	414,426
Telstra Corp. Ltd.	83,638	324,210
Thaicom PCL	378,600	263,034
Verizon Communications, Inc.	29,848	1,356,592
		7,831,364
Electric Utilities — 0.8%
ALLETE, Inc.	1,050	53,498
Edison International	15,225	903,756
EDP - Energias de Portugal SA	178,138	593,808
El Paso Electric Co.	865	33,432
Endesa SA	18,800	388,920
Enel SpA	66,314	292,447
Great Plains Energy, Inc.	19,171	517,425
Mighty River Power Ltd.	18,625	35,554
NextEra Energy, Inc.	14,925	1,490,410
OGE Energy Corp.	2,221	57,990

18

	Shares/Principal Amount	Value
PPL Corp.	23,410	$796,876
Tokyo Electric Power Co., Inc.(1)	78,900	483,271
Westar Energy, Inc.	39,223	1,674,038
Xcel Energy, Inc.	41,512	1,480,318
		8,801,743
Electrical Equipment — 0.6%
Acuity Brands, Inc.	3,622	836,247
AMETEK, Inc.	6,119	345,479
Eaton Corp. plc	14,110	820,638
Emerson Electric Co.	18,726	936,300
Gamesa Corp. Tecnologica SA	22,192	388,516
Legrand SA	14,010	824,190
Nexans SA(1)	7,060	270,024
Nidec Corp.	12,100	935,563
Rockwell Automation, Inc.	2,128	226,504
Vestas Wind Systems A/S	10,037	654,867
		6,238,328
Electronic Equipment, Instruments and Components — 0.6%
Delta Electronics, Inc.	97,000	465,060
Fingerprint Cards AB, B Shares(1)	1,127	80,114
Hexagon AB, B Shares	9,660	350,546
Ingenico Group SA	4,289	539,933
Ingram Micro, Inc., Class A	2,918	90,254
Keyence Corp.	1,300	704,598
Keysight Technologies, Inc.(1)	21,729	669,470
Mercury Systems, Inc.(1)	2,651	51,907
Murata Manufacturing Co. Ltd.	9,000	1,396,426
PAX Global Technology Ltd.	484,000	598,644
TDK Corp.	2,800	201,300
TE Connectivity Ltd.	22,871	1,534,415
TTM Technologies, Inc.(1)	8,145	63,857
		6,746,524
Energy Equipment and Services — 0.7%
Atwood Oceanics, Inc.	22,125	351,345
Cameron International Corp.(1)	16,892	1,153,555
Dril-Quip, Inc.(1)	1,006	63,489
FMC Technologies, Inc.(1)	15,612	531,120
Forum Energy Technologies, Inc.(1)	4,349	68,105
Halliburton Co.	60,172	2,397,854
Helmerich & Payne, Inc.	10,449	608,654
Matrix Service Co.(1)	1,925	44,256
Petrofac Ltd.	13,547	168,326
Schlumberger Ltd.	9,804	756,379
Technip SA	1,576	82,607
TGS Nopec Geophysical Co. ASA	31,740	610,290
Transocean Ltd.	7,649	110,402

19

	Shares/Principal Amount	Value
Transocean Ltd., New York Shares	20,654	$296,591
		7,242,973
Food and Staples Retailing — 2.2%
Alimentation Couche-Tard, Inc., B Shares	18,670	851,121
Axfood AB	3,064	55,646
Carrefour SA	26,963	831,273
Casey's General Stores, Inc.	1,005	116,851
Costco Wholesale Corp.	6,321	1,020,336
CP ALL PCL	683,900	896,855
CVS Health Corp.	43,850	4,125,847
Fresh Market, Inc. (The)(1)	2,683	64,338
Jeronimo Martins SGPS SA	76,938	1,067,729
Koninklijke Ahold NV	30,484	663,160
Kroger Co. (The)	83,502	3,144,685
Magnit PJSC GDR	7,178	346,123
Metro AG	14,667	489,067
President Chain Store Corp.	144,000	922,002
Raia Drogasil SA	61,500	630,260
Seven & i Holdings Co. Ltd.	25,600	1,147,945
Sundrug Co. Ltd.	3,900	251,235
Sysco Corp.	66,192	2,720,491
Wal-Mart Stores, Inc.	33,733	1,984,850
WM Morrison Supermarkets plc	253,174	581,490
X5 Retail Group NV GDR(1)	39,223	886,440
		22,797,744
Food Products — 1.5%
Associated British Foods plc	13,541	723,174
BRF SA ADR	23,161	329,813
Cal-Maine Foods, Inc.	4,605	251,019
Calbee, Inc.	6,700	277,035
CJ CheilJedang Corp.	1,074	334,335
ConAgra Foods, Inc.	33,593	1,374,962
Danone SA	2,305	161,537
Dean Foods Co.	38,627	724,643
Ezaki Glico Co. Ltd.	4,200	211,194
Flowers Foods, Inc.	3,624	85,236
General Mills, Inc.	7,820	451,683
Hain Celestial Group, Inc. (The)(1)	11,223	479,222
Hershey Co. (The)	7,240	624,884
Ingredion, Inc.	1,681	165,696
Inventure Foods, Inc.(1)	5,021	37,959
J&J Snack Foods Corp.	473	55,190
J.M. Smucker Co. (The)	9,389	1,137,853
Kellogg Co.	9,718	668,307
Mead Johnson Nutrition Co.	16,681	1,344,322
Mondelez International, Inc., Class A	10,153	443,280

20

	Shares/Principal Amount	Value
Nestle SA	38,041	$2,822,987
Pilgrim's Pride Corp.	47,355	1,019,553
Seaboard Corp.(1)	2	6,600
TreeHouse Foods, Inc.(1)	2,433	210,357
Ulker Biskuvi Sanayi AS	73,481	474,445
Uni-President Enterprises Corp.	271,000	446,658
Universal Robina Corp.	155,920	666,966
WH Group Ltd.(1)	386,500	199,395
WhiteWave Foods Co. (The), Class A(1)	11,124	451,968
		16,180,273
Gas Utilities — 0.3%
Atmos Energy Corp.	7,970	496,611
China Gas Holdings Ltd.	412,000	585,577
Infraestructura Energetica Nova SAB de CV	142,216	623,054
Laclede Group, Inc. (The)	10,481	611,671
Rubis SCA	3,918	311,502
South Jersey Industries, Inc.	1,173	26,932
		2,655,347
Health Care Equipment and Supplies — 2.4%
Abbott Laboratories	35,772	1,606,878
ABIOMED, Inc.(1)	665	54,244
Ambu A/S, B Shares	3,376	98,492
Asahi Intecc Co. Ltd.	3,800	165,150
Baxter International, Inc.	24,397	918,547
Becton Dickinson and Co.	2,608	391,852
Boston Scientific Corp.(1)	37,173	679,522
C.R. Bard, Inc.	13,188	2,463,782
Cantel Medical Corp.	896	58,088
Cooper Cos., Inc. (The)	8,172	1,195,155
DexCom, Inc.(1)	7,417	630,593
Edwards Lifesciences Corp.(1)	1,002	163,326
Essilor International SA	6,918	903,053
Ginko International Co. Ltd.	70,000	892,102
Glaukos Corp.(1)	1,262	32,686
Globus Medical, Inc.(1)	3,072	83,343
Haemonetics Corp.(1)	3,318	106,972
Hologic, Inc.(1)	18,003	726,421
Intuitive Surgical, Inc.(1)	2,494	1,296,930
Medtronic plc	31,540	2,376,224
Nevro Corp.(1)	1,470	88,759
Nipro Corp.	9,300	102,066
NuVasive, Inc.(1)	14,148	737,677
Olympus Corp.	11,800	470,658
St. Jude Medical, Inc.	22,212	1,401,577
STERIS plc	1,875	143,213
Stryker Corp.	18,937	1,826,663

21

	Shares/Principal Amount	Value
Sysmex Corp.	4,100	$256,125
Teleflex, Inc.	16,831	2,216,643
Utah Medical Products, Inc.	1,261	71,234
Zimmer Biomet Holdings, Inc.	26,170	2,643,432
		24,801,407
Health Care Providers and Services — 1.9%
Adeptus Health, Inc., Class A(1)	2,474	148,663
Aetna, Inc.	16,048	1,648,932
Air Methods Corp.(1)	1,031	45,055
AmerisourceBergen Corp.	20,628	2,034,746
AMN Healthcare Services, Inc.(1)	3,523	103,929
Anthem, Inc.	8,180	1,066,508
Attendo AB(1)	20,837	167,235
Cardinal Health, Inc.	17,651	1,532,989
Cigna Corp.	165	22,272
ExamWorks Group, Inc.(1)	4,345	114,795
Express Scripts Holding Co.(1)	48,248	4,124,239
Fresenius Medical Care AG & Co. KGaA	15,570	1,286,428
Hanger, Inc.(1)	2,637	41,058
HCA Holdings, Inc.(1)	19,440	1,323,086
HealthEquity, Inc.(1)	2,658	87,714
Korian SA	2,922	100,366
Laboratory Corp. of America Holdings(1)	8,140	989,336
LHC Group, Inc.(1)	1,358	63,215
LifePoint Health, Inc.(1)	14,541	1,041,281
Magellan Health, Inc.(1)	51	2,685
McKesson Corp.	4,821	912,856
Medipal Holdings Corp.	13,400	234,799
Molina Healthcare, Inc.(1)	651	39,229
National Healthcare Corp.	284	19,624
PharMerica Corp.(1)	1,678	57,086
Providence Service Corp. (The)(1)	1,032	49,969
PT Siloam International Hospitals Tbk	519,200	350,887
Quest Diagnostics, Inc.	12,155	830,430
Team Health Holdings, Inc.(1)	1,152	63,521
UnitedHealth Group, Inc.	682	76,868
Universal Health Services, Inc., Class B	7,947	965,719
VCA, Inc.(1)	17,162	944,425
		20,489,945
Health Care Technology — 0.1%
Cerner Corp.(1)	13,682	815,447
Evolent Health, Inc.(1)	3,834	62,417
HMS Holdings Corp.(1)	5,674	68,826
MedAssets, Inc.(1)	1,589	47,877
Medidata Solutions, Inc.(1)	1,332	61,046
Press Ganey Holdings, Inc.(1)	1,268	40,944

22

	Shares/Principal Amount	Value
RaySearch Laboratories AB(1)	18,017	$225,682
		1,322,239
Hotels, Restaurants and Leisure — 1.3%
Accor SA	15,950	673,068
Alsea SAB de CV	214,233	763,980
Aristocrat Leisure Ltd.	39,250	269,379
Bloomin' Brands, Inc.	34,092	590,133
Brinker International, Inc.	5,184	236,494
Buffalo Wild Wings, Inc.(1)	2,669	427,681
Carnival Corp.	5,768	291,457
Carnival plc	20,700	1,080,257
Chipotle Mexican Grill, Inc.(1)	492	285,139
Churchill Downs, Inc.	177	26,010
ClubCorp Holdings, Inc.	19,992	358,856
Compass Group plc	11,180	194,313
Cracker Barrel Old Country Store, Inc.	9,406	1,184,403
Darden Restaurants, Inc.	22,466	1,261,915
Dave & Buster's Entertainment, Inc.(1)	3,394	130,126
Diamond Resorts International, Inc.(1)	3,985	112,018
Hana Tour Service, Inc.	2,617	259,881
Hilton Worldwide Holdings, Inc.	28,381	659,007
HIS Co. Ltd.	5,500	178,493
Las Vegas Sands Corp.	15,554	685,309
Madison Square Garden Co. (The)(1)	597	96,989
Marriott International, Inc., Class A	11,460	812,629
McDonald's Corp.	8,295	946,957
Melia Hotels International SA	7,248	92,201
Papa John's International, Inc.	12,449	715,568
Peak Resorts, Inc.	2,625	19,162
Red Robin Gourmet Burgers, Inc.(1)	1,568	105,809
Sands China Ltd.	49,600	167,605
Skylark Co. Ltd.	16,100	219,724
Star Entertainment Grp Ltd. (The)	63,236	220,430
Texas Roadhouse, Inc.	3,951	138,285
Thomas Cook Group plc(1)	30,753	55,534
Whitbread plc	7,501	513,799
		13,772,611
Household Durables — 1.0%
Berkeley Group Holdings plc	6,042	292,196
Cavco Industries, Inc.(1)	578	53,581
Century Communities, Inc.(1)	4,044	77,160
Coway Co. Ltd.	5,363	391,325
De' Longhi SpA	12,111	332,821
Electrolux AB	15,801	463,787
GoPro, Inc., Class A(1)	22,763	464,365
Harman International Industries, Inc.	8,911	919,259

23

	Shares/Principal Amount	Value
Haseko Corp.	22,000	$245,914
Helen of Troy Ltd.(1)	431	44,570
Iida Group Holdings Co. Ltd.	15,400	299,493
Installed Building Products, Inc.(1)	4,147	103,924
Jarden Corp.(1)	27,130	1,266,428
Libbey, Inc.	851	21,352
Mohawk Industries, Inc.(1)	7,885	1,503,827
Newell Rubbermaid, Inc.	15,596	696,517
Panasonic Corp.	21,300	241,809
Persimmon plc	8,171	235,666
PulteGroup, Inc.	25,044	487,857
Sony Corp.	23,400	603,914
Toll Brothers, Inc.(1)	7,425	276,061
Tupperware Brands Corp.	3,387	192,280
Whirlpool Corp.	10,090	1,639,827
		10,853,933
Household Products — 0.6%
Central Garden and Pet Co.(1)	1,271	20,069
Church & Dwight Co., Inc.	11,144	955,821
Clorox Co. (The)	201	24,984
LG Household & Health Care Ltd.	1,125	979,232
Pigeon Corp.	3,000	86,028
Procter & Gamble Co. (The)	15,713	1,175,961
Reckitt Benckiser Group plc	21,580	2,024,851
Svenska Cellulosa AB, B Shares	25,139	725,191
Unicharm Corp.	35,600	750,752
		6,742,889
Independent Power and Renewable Electricity Producers†
Meridian Energy Ltd.	26,598	40,619
Industrial Conglomerates — 0.5%
3M Co.	13,673	2,140,918
Carlisle Cos., Inc.	6,639	587,220
CK Hutchison Holdings Ltd.	18,500	242,660
DCC plc	4,751	427,182
General Electric Co.	36,633	1,096,792
Koninklijke Philips Electronics NV	22,832	624,307
Raven Industries, Inc.	4,297	71,631
Siemens AG	1,649	170,984
		5,361,694
Insurance — 3.0%
ACE Ltd.	7,683	882,393
Admiral Group plc	17,420	425,290
Aflac, Inc.	18,599	1,213,399
AIA Group Ltd.	278,800	1,664,864
Allianz SE	4,811	852,175
Allied World Assurance Co. Holdings Ltd.	5,547	201,467

24

	Shares/Principal Amount	Value
Allstate Corp. (The)	16,241	$1,019,285
American International Group, Inc.	39,065	2,483,753
Anicom Holdings, Inc.(1)	7,500	170,349
Atlas Financial Holdings, Inc.(1)	3,391	71,109
Aviva plc	147,412	1,135,617
AXA SA	39,396	1,065,986
BB Seguridade Participacoes SA	58,900	395,356
Brown & Brown, Inc.	13,381	434,347
Chubb Corp. (The)	481	62,785
Direct Line Insurance Group plc	127,613	791,471
Discovery Holdings Ltd.	85,545	853,556
Endurance Specialty Holdings Ltd.	2,648	174,662
First American Financial Corp.	2,721	107,316
Hannover Rueck SE	2,224	260,237
Hanover Insurance Group, Inc. (The)	13,887	1,174,840
Heritage Insurance Holdings, Inc.(1)	1,127	25,313
Infinity Property & Casualty Corp.	520	44,460
James River Group Holdings Ltd.	1,451	46,577
Legal & General Group plc	160,434	656,024
Mapfre SA	48,853	134,046
MetLife, Inc.	34,291	1,751,927
MS&AD Insurance Group Holdings, Inc.	16,300	459,737
Patriot National, Inc.(1)	4,168	60,770
Ping An Insurance Group Co., H Shares	258,000	1,412,545
Powszechny Zaklad Ubezpieczen SA	33,040	315,597
Principal Financial Group, Inc.	8,400	432,264
ProAssurance Corp.	6,453	341,428
Prudential Financial, Inc.	30,531	2,642,458
Prudential plc	46,010	1,066,806
Reinsurance Group of America, Inc.	7,071	649,684
Samsung Fire & Marine Insurance Co. Ltd.	2,768	732,604
St. James's Place plc	70,112	1,072,851
Swiss Reinsurance Co.	8,141	775,842
Torchmark Corp.	4,647	281,701
Travelers Cos., Inc. (The)	8,011	917,820
UnipolSai SpA	76,754	198,033
Unum Group	16,872	618,865
Validus Holdings Ltd.	2,560	120,781
Zurich Insurance Group AG	3,849	1,013,456
		31,211,846
Internet and Catalog Retail — 1.5%
Amazon.com, Inc.(1)	12,723	8,458,250
Ctrip.com International Ltd. ADR(1)	9,931	1,062,716
Expedia, Inc.	26,052	3,207,262
Liberty Interactive Corp. QVC Group, Class A(1)	30,698	812,883
PetMed Express, Inc.	2,832	47,578

25

	Shares/Principal Amount	Value
TripAdvisor, Inc.(1)	8,469	$697,591
Zalando SE(1)	51,140	1,734,426
		16,020,706
Internet Software and Services — 3.2%
Akamai Technologies, Inc.(1)	2,309	133,021
Alibaba Group Holding Ltd. ADR(1)	7,727	649,686
Alphabet, Inc., Class A(1)	16,772	12,794,520
Auto Trader Group plc(1)	19,159	117,239
Baidu, Inc. ADR(1)	3,170	690,965
comScore, Inc.(1)	3,127	131,647
CoStar Group, Inc.(1)	7,353	1,538,542
Criteo SA ADR(1)	10,940	445,914
DeNA Co. Ltd.	4,400	69,271
Dip Corp.	8,000	182,226
eBay, Inc.(1)	70,245	2,078,550
Envestnet, Inc.(1)	2,623	85,169
Facebook, Inc., Class A(1)	66,271	6,908,089
IAC/InterActiveCorp	2,057	129,159
LinkedIn Corp., Class A(1)	8,562	2,081,508
Marketo, Inc.(1)	3,599	108,942
Mixi, Inc.	2,600	106,450
Moneysupermarket.com Group plc	6,459	31,713
Pandora Media, Inc.(1)	29,259	403,774
PChome Online, Inc.	39,691	373,296
Q2 Holdings, Inc.(1)	5,601	153,915
Shopify, Inc., Class A(1)	4,616	121,585
Tencent Holdings Ltd.	202,700	4,033,896
VeriSign, Inc.(1)	2,209	197,573
Zoopla Property Group plc	16,966	59,793
		33,626,443
IT Services — 2.2%
Accenture plc, Class A	23,508	2,520,528
Alliance Data Systems Corp.(1)	7,854	2,252,920
Amdocs Ltd.	15,920	900,594
Blackhawk Network Holdings, Inc.(1)	2,892	136,936
Cielo SA	52,040	472,247
Cognizant Technology Solutions Corp., Class A(1)	6,431	415,314
CSG Systems International, Inc.	1,567	55,989
EPAM Systems, Inc.(1)	2,623	206,509
EVERTEC, Inc.	10,763	184,908
Fiserv, Inc.(1)	13,852	1,333,116
Global Payments, Inc.	3,740	264,979
HCL Technologies Ltd.	51,062	667,203
International Business Machines Corp.	19,323	2,694,013
NTT Data Corp.	3,000	146,223
Paychex, Inc.	139	7,541

26

	Shares/Principal Amount	Value
PayPal Holdings, Inc.(1)	14,010	$493,993
Sabre Corp.	35,608	1,041,890
Vantiv, Inc., Class A(1)	22,956	1,210,011
VeriFone Systems, Inc.(1)	24,668	707,478
Virtusa Corp.(1)	1,907	93,920
Visa, Inc., Class A	71,355	5,637,759
WEX, Inc.(1)	882	83,146
Wirecard AG	18,634	912,822
Worldpay Group plc(1)	239,510	1,078,570
		23,518,609
Leisure Products — 0.2%
Amer Sports Oyj	7,469	217,565
Brunswick Corp.	16,471	866,869
Malibu Boats, Inc.(1)	3,459	53,684
Mattel, Inc.	22,746	565,466
MCBC Holdings, Inc.(1)	5,670	81,364
Polaris Industries, Inc.	1,486	156,669
Smith & Wesson Holding Corp.(1)	3,658	67,088
Thule Group AB (The)	9,123	122,120
		2,130,825
Life Sciences Tools and Services — 0.3%
Eurofins Scientific	707	266,074
Illumina, Inc.(1)	2,273	418,005
Lonza Group AG	1,852	292,691
Mettler-Toledo International, Inc.(1)	763	261,541
PAREXEL International Corp.(1)	1,080	73,278
PRA Health Sciences, Inc.(1)	2,429	109,985
Thermo Fisher Scientific, Inc.	8,960	1,240,064
Waters Corp.(1)	3,696	490,903
		3,152,541
Machinery — 1.7%
Actuant Corp., Class A	3,236	80,123
Albany International Corp., Class A	2,118	82,517
Dynamic Materials Corp.	3,563	27,506
EnPro Industries, Inc.	1,719	86,191
Global Brass & Copper Holdings, Inc.	1,818	42,287
Graham Corp.	3,403	61,118
Hoshizaki Electric Co. Ltd.	2,600	182,697
Ingersoll-Rand plc	53,418	3,134,034
ITT Corp.	12,076	479,538
John Bean Technologies Corp.	2,823	138,045
Kennametal, Inc.	5,666	165,731
KION Group AG	3,620	179,188
Kubota Corp.	81,000	1,351,206
Middleby Corp. (The)(1)	16,375	1,801,905
Minebea Co. Ltd.	26,000	285,345

27

	Shares/Principal Amount	Value
Mueller Industries, Inc., Class A	1,401	$44,118
OKUMA Corp.	6,000	54,541
Oshkosh Corp.	7,149	313,555
PACCAR, Inc.	31,070	1,614,397
Parker-Hannifin Corp.	8,862	927,497
Pentair plc	1,611	91,344
Rexnord Corp.(1)	5,136	104,928
SKF AB, B Shares	26,589	463,687
Snap-On, Inc.	8,910	1,533,946
Stanley Black & Decker, Inc.	27,947	3,050,695
Valmont Industries, Inc.	1,225	143,631
WABCO Holdings, Inc.(1)	9,778	1,050,939
Wabtec Corp.	11,570	926,988
		18,417,697
Marine†
Kawasaki Kisen Kaisha Ltd.	137,000	281,568
Media — 2.1%
AMC Networks, Inc.(1)	12,350	1,004,179
APN Outdoor Group Ltd.	14,684	57,239
CBS Corp., Class B	32,174	1,624,144
Charter Communications, Inc., Class A(1)	6,993	1,310,208
Cineplex, Inc.	3,008	112,779
Comcast Corp., Class A	61,735	3,757,192
Daiichikosho Co., Ltd.	800	26,223
Entercom Communications Corp., Class A(1)	4,885	59,157
Entravision Communications Corp., Class A	20,773	174,285
Eutelsat Communications SA	6,207	185,264
IMAX Corp.(1)	6,637	251,410
Liberty Global plc, Class A(1)	16,810	712,912
Metropole Television SA	3,431	63,728
Naspers Ltd., N Shares	8,067	1,202,483
Nexstar Broadcasting Group, Inc., Class A	1,748	102,415
ProSiebenSat.1 Media SE	13,847	727,113
Rightmove plc	3,013	181,560
Scripps Networks Interactive, Inc., Class A	12,609	716,191
Sirius XM Holdings, Inc.(1)	151,478	622,575
Sky plc	38,164	635,715
Stroeer SE	6,042	359,018
Technicolor SA	30,217	226,609
Time Warner, Inc.	22,910	1,603,242
Townsquare Media, Inc.(1)	2,146	24,529
Twenty-First Century Fox, Inc.	57,293	1,690,716
Viacom, Inc., Class B	33,638	1,674,836
Walt Disney Co. (The)	27,692	3,142,211
		22,247,933

28

	Shares/Principal Amount	Value
Metals and Mining — 0.5%
Aurubis AG	4,716	$293,829
BHP Billiton Ltd.	11,462	149,954
BHP Billiton plc	30,801	369,677
Boliden AB	14,799	271,994
Carpenter Technology Corp.	2,554	91,791
Compass Minerals International, Inc.	1,349	113,505
Grupo Mexico SAB de CV	191,529	418,104
Lundin Mining Corp.(1)	21,346	58,342
Mitsui Mining & Smelting Co. Ltd.	61,000	117,441
Newmont Mining Corp.	68,717	1,265,080
Nucor Corp.	14,248	590,579
Rio Tinto plc	52,598	1,749,525
Silver Wheaton Corp.	6,381	83,719
		5,573,540
Multi-Utilities — 0.3%
A2A SpA	169,157	237,701
Ameren Corp.	7,464	326,625
Centrica plc	32,351	106,267
Consolidated Edison, Inc.	4,780	297,077
E.ON SE	38,897	369,705
Engie SA	32,346	563,548
NorthWestern Corp.	6,138	334,705
PG&E Corp.	16,730	882,173
Suez Environnement Co.	8,531	161,746
		3,279,547
Multiline Retail — 0.9%
Big Lots, Inc.	9,019	405,765
Burlington Stores, Inc.(1)	19,397	933,190
Debenhams plc	50,866	64,045
Dollar Tree, Inc.(1)	43,663	3,294,810
Macy's, Inc.	2,417	94,456
Marks & Spencer Group plc	62,773	475,075
PT Matahari Department Store Tbk	487,600	551,568
Ryohin Keikaku Co. Ltd.	5,000	1,078,798
SACI Falabella	81,752	492,076
Target Corp.	28,474	2,064,365
		9,454,148
Oil, Gas and Consumable Fuels — 3.4%
Aegean Marine Petroleum Network, Inc.	3,692	34,779
Anadarko Petroleum Corp.	7,843	469,796
Apache Corp.	17,630	867,043
Ardmore Shipping Corp.	5,300	66,356
BP plc	79,272	459,956
Carrizo Oil & Gas, Inc.(1)	2,687	108,501
Chevron Corp.	29,664	2,708,916

29

	Shares/Principal Amount	Value
Cimarex Energy Co.	5,781	$688,055
CNOOC Ltd.	539,000	596,460
Concho Resources, Inc.(1)	14,619	1,599,903
CVR Energy, Inc.	19,498	931,029
Delek US Holdings, Inc.	1,022	28,299
Devon Energy Corp.	16,438	756,312
Eni SpA	60,257	981,707
Enviva Partners, LP	4,716	72,202
EQT Corp.	16,220	928,108
Euronav SA(1)	1,594	20,531
Exxon Mobil Corp.	40,171	3,280,364
Gulfport Energy Corp.(1)	12,506	317,902
Imperial Oil Ltd.	88,043	2,859,939
JX Holdings, Inc.	178,500	724,005
Lundin Petroleum AB(1)	32,023	512,189
Noble Energy, Inc.	26,471	970,692
NovaTek OAO GDR	8,813	824,897
Oasis Petroleum, Inc.(1)	40,360	463,736
Occidental Petroleum Corp.	33,000	2,494,470
Par Pacific Holdings, Inc.(1)	424	10,621
PrairieSky Royalty Ltd.	4,303	82,648
Royal Dutch Shell plc, B Shares	43,097	1,072,286
Scorpio Tankers, Inc.	4,287	37,082
Statoil ASA	57,680	892,025
Tesoro Corp.	11,174	1,286,910
Total SA	38,563	1,914,955
Total SA ADR	54,866	2,713,124
Ultrapar Participacoes SA	39,400	638,812
Valero Energy Corp.	47,735	3,430,237
Woodside Petroleum Ltd.	12,904	280,992
		36,125,839
Paper and Forest Products†
KapStone Paper and Packaging Corp.	6,011	145,887
UPM-Kymmene Oyj	9,446	180,342
		326,229
Personal Products — 0.3%
Amorepacific Corp.	3,711	1,293,026
Boryung Medience Co. Ltd.(1)	15,605	310,604
Estee Lauder Cos., Inc. (The), Class A	12,646	1,063,782
		2,667,412
Pharmaceuticals — 3.9%
Allergan plc(1)	10,044	3,152,711
Aspen Pharmacare Holdings Ltd.	21,510	465,152
AstraZeneca plc	20,474	1,388,385
Bayer AG	11,000	1,467,864
Bristol-Myers Squibb Co.	28,498	1,909,651

30

	Shares/Principal Amount	Value
Cempra, Inc.(1)	1,138	$36,314
Concordia Healthcare Corp.	6,334	243,931
Eli Lilly & Co.	1,996	163,752
Endo International plc(1)	3,864	237,559
GlaxoSmithKline plc	18,297	373,536
Horizon Pharma plc(1)	3,772	81,211
Jazz Pharmaceuticals PLC(1)	4,336	635,614
Johnson & Johnson	40,371	4,087,160
Lannett Co., Inc.(1)	922	34,077
Merck & Co., Inc.	68,758	3,644,862
Mylan NV(1)	8,929	458,058
Novartis AG	28,952	2,474,927
Ono Pharmaceutical Co. Ltd.	7,800	1,248,887
Pacira Pharmaceuticals, Inc.(1)	1,158	74,980
Perrigo Co. plc	7,528	1,124,608
Pfizer, Inc.	201,954	6,618,033
Relypsa, Inc.(1)	1,114	25,076
Richter Gedeon Nyrt	39,887	757,775
Roche Holding AG	14,161	3,791,958
Sanofi	10,714	955,171
Shire plc	11,360	794,897
Takeda Pharmaceutical Co., Ltd.	2,700	131,227
Teva Pharmaceutical Industries Ltd.	2,090	127,995
Teva Pharmaceutical Industries Ltd. ADR	18,973	1,193,971
TherapeuticsMD, Inc.(1)	4,266	32,038
UCB SA	9,740	869,778
Zoetis, Inc.	43,287	2,021,503
		40,622,661
Professional Services — 0.3%
CDI Corp.	4,022	27,510
Huron Consulting Group, Inc.(1)	1,066	61,839
Kforce, Inc.	1,367	36,827
Korn / Ferry International	5,461	200,965
Nielsen Holdings plc	24,170	1,128,256
On Assignment, Inc.(1)	1,868	87,198
Teleperformance	2,710	225,280
Temp Holdings Co. Ltd.	25,500	411,812
USG People NV	11,920	183,307
Verisk Analytics, Inc., Class A(1)	8,613	645,544
		3,008,538
Real Estate Investment Trusts (REITs) — 3.3%
Acadia Realty Trust	20,553	689,348
Alexandria Real Estate Equities, Inc.	5,420	499,128
Alstria Office REIT AG	23,715	313,577
Apollo Commercial Real Estate Finance, Inc.	2,376	41,699
Armada Hoffler Properties, Inc.	5,261	59,397

31

	Shares/Principal Amount	Value
Ascendas Real Estate Investment Trust	146,400	$248,056
AvalonBay Communities, Inc.	5,725	1,040,748
Big Yellow Group plc	27,766	333,292
Blackstone Mortgage Trust, Inc., Class A	1,432	41,385
Boston Properties, Inc.	1,315	164,362
British Land Co. plc (The)	7,749	97,334
Brixmor Property Group, Inc.	34,330	862,026
Campus Crest Communities, Inc.	7,761	51,999
CBL & Associates Properties, Inc.	1,871	24,454
Champion REIT	255,000	129,910
Chatham Lodging Trust	2,238	51,004
Corrections Corp. of America	22,352	576,235
CubeSmart	26,676	776,805
DDR Corp.	38,906	663,347
Derwent London plc	8,627	489,840
DiamondRock Hospitality Co.	1,951	21,715
Digital Realty Trust, Inc.	9,939	716,701
Douglas Emmett, Inc.	21,976	680,816
Duke Realty Corp.	32,908	669,678
Easterly Government Properties, Inc.	1,804	32,219
Empire State Realty Trust, Inc.	13,971	256,927
EPR Properties	586	32,839
Equinix, Inc.	2,166	642,219
Equity One, Inc.	21,772	592,852
Equity Residential	14,276	1,139,510
Essex Property Trust, Inc.	3,632	838,229
Four Corners Property Trust, Inc.(1)	1,356	26,849
Goodman Group	89,657	396,821
GPT Group (The)	112,551	376,054
Great Portland Estates plc	44,904	592,776
Hatteras Financial Corp.	2,316	32,609
Healthcare Realty Trust, Inc.	952	25,885
Hospitality Properties Trust	9,998	277,644
Host Hotels & Resorts, Inc.	17,661	293,173
Hudson Pacific Properties, Inc.	18,809	539,254
Invincible Investment Corp.	383	230,547
Japan Hotel REIT Investment Corp.	110	80,154
Japan Real Estate Investment Corp.	130	618,846
Kilroy Realty Corp.	4,346	290,009
Kite Realty Group Trust	4,247	114,287
Klepierre	9,607	436,056
Lamar Advertising Co., Class A	26,530	1,549,617
Land Securities Group plc	43,483	806,178
Lexington Realty Trust	6,984	59,993
Link REIT	222,000	1,350,018
Macerich Co. (The)	10,535	823,310
32

	Shares/Principal Amount	Value
Mack-Cali Realty Corp.	28,691	$674,238
Medical Properties Trust, Inc.	4,036	48,472
Merlin Properties Socimi SA	38,435	478,774
MFA Financial, Inc.	3,473	24,241
Mid-America Apartment Communities, Inc.	4,729	418,800
Mirvac Group	83,755	112,966
New Residential Investment Corp.	1,823	23,189
Outfront Media, Inc.	3,243	74,103
PennyMac Mortgage Investment Trust	2,280	37,939
Piedmont Office Realty Trust, Inc., Class A	35,074	683,592
Plum Creek Timber Co., Inc.	8,826	448,449
Realty Income Corp.	15,575	772,831
Rexford Industrial Realty, Inc.	1,519	24,471
RLJ Lodging Trust	23,890	582,916
Rouse Properties, Inc.	3,159	50,860
Ryman Hospitality Properties, Inc.	15,055	818,089
Sabra Health Care REIT, Inc.	1,447	29,924
Safestore Holdings plc	45,134	245,054
Scentre Group	157,080	454,401
Segro plc	34,704	230,605
Simon Property Group, Inc.	13,020	2,424,845
SL Green Realty Corp.	6,371	752,288
Smart Real Estate Investment Trust	8,611	206,336
Summit Hotel Properties, Inc.	3,881	51,734
Sun Communities, Inc.	1,576	105,356
Sunstone Hotel Investors, Inc.	1,610	23,635
Two Harbors Investment Corp.	6,788	57,698
UDR, Inc.	19,691	726,795
Unibail-Rodamco SE	1,953	501,623
Urstadt Biddle Properties, Inc., Class A	2,672	53,493
Washington Real Estate Investment Trust	1,205	33,150
Westfield Corp.	45,159	313,526
Weyerhaeuser Co.	47,821	1,538,402
		34,720,526
Real Estate Management and Development — 1.6%
Ayala Land, Inc.	971,100	696,393
BR Malls Participacoes SA	48,200	159,712
Brookfield Asset Management, Inc., Class A	7,540	258,924
CapitaLand Ltd.	142,600	305,308
CBRE Group, Inc.(1)	32,079	1,202,000
Cheung Kong Property Holdings Ltd.	53,000	345,543
China Overseas Land & Investment Ltd.	534,000	1,770,025
China Resources Land Ltd.	162,000	435,638
China Vanke Co. Ltd., H Shares	144,500	360,064
Corp. Inmobiliaria Vesta SAB de CV	278,431	425,584
Daito Trust Construction Co. Ltd.	5,200	540,276

33

	Shares/Principal Amount	Value
Daiwa House Industry Co. Ltd.	9,500	$264,626
Deutsche Wohnen AG	22,247	612,189
Fabege AB	22,125	352,608
FirstService Corp.	2,603	105,995
Forest City Enterprises, Inc., Class A(1)	29,298	651,587
Grand City Properties SA	27,533	567,255
Henderson Land Development Co. Ltd.	23,100	142,262
Hongkong Land Holdings Ltd.	54,700	382,353
Hufvudstaden AB, A Shares	17,874	247,356
Inmobiliaria Colonial SA(1)	622,590	435,462
Jones Lang LaSalle, Inc.	15,093	2,507,249
KWG Property Holding Ltd.	950,000	678,795
Mitsubishi Estate Co. Ltd.	21,000	441,751
Mitsui Fudosan Co. Ltd.	36,000	907,750
New World Development Co. Ltd.	259,000	257,883
Nexity SA	5,739	244,937
Open House Co. Ltd.	6,200	130,447
SM Prime Holdings, Inc.	204,100	92,922
Sumitomo Realty & Development Co. Ltd.	24,000	729,553
Sun Hung Kai Properties Ltd.	27,000	331,865
Unite Group plc (The)	41,852	424,844
		17,009,156
Road and Rail — 0.6%
Canadian Pacific Railway Ltd., New York Shares	10,658	1,571,735
Central Japan Railway Co.	3,800	678,660
CJ Korea Express Co. Ltd.(1)	4,489	746,196
DSV A/S	11,282	438,750
Go-Ahead Group plc	4,851	192,004
Heartland Express, Inc.	36,358	696,619
J.B. Hunt Transport Services, Inc.	7,953	622,243
Kansas City Southern	2,744	249,485
Marten Transport Ltd.	1,981	35,816
Sankyu, Inc.	40,000	199,513
Union Pacific Corp.	11,420	958,709
		6,389,730
Semiconductors and Semiconductor Equipment — 2.3%
Analog Devices, Inc.	24,382	1,502,663
Applied Materials, Inc.	143,946	2,701,866
ARM Holdings plc	51,390	869,958
Avago Technologies Ltd.	7,453	972,244
Broadcom Corp., Class A	4,855	265,229
Cavium, Inc.(1)	1,458	97,846
Cree, Inc.(1)	17,246	476,679
Cypress Semiconductor Corp.	8,083	87,458
Dialog Semiconductor plc(1)	1,001	37,376
Exar Corp.(1)	12,413	79,940

34

	Shares/Principal Amount	Value
Freescale Semiconductor Ltd.(1)	13,427	$522,445
Integrated Device Technology, Inc.(1)	6,579	184,475
Intel Corp.	83,903	2,917,307
Kulicke & Soffa Industries, Inc.(1)	7,291	86,107
Lam Research Corp.	6,616	517,371
M/A-COM Technology Solutions Holdings, Inc.(1)	1,870	69,097
Maxim Integrated Products, Inc.	41,565	1,611,475
Microchip Technology, Inc.	37,959	1,832,661
Monolithic Power Systems, Inc.	1,980	135,293
NXP Semiconductors NV(1)	26,551	2,481,457
ON Semiconductor Corp.(1)	53,570	587,127
Semtech Corp.(1)	4,773	95,937
Skyworks Solutions, Inc.	5,057	419,832
Synaptics, Inc.(1)	777	69,751
Taiwan Semiconductor Manufacturing Co. Ltd.	596,425	2,539,767
Teradyne, Inc.	28,367	589,466
Xilinx, Inc.	25,493	1,266,747
Xinyi Solar Holdings Ltd.	2,024,000	819,682
		23,837,256
Software — 2.8%
Activision Blizzard, Inc.	26,124	983,830
Adobe Systems, Inc.(1)	33,830	3,094,092
AVG Technologies NV(1)	2,998	63,228
BroadSoft, Inc.(1)	4,114	164,683
Cadence Design Systems, Inc.(1)	14,699	327,788
Callidus Software, Inc.(1)	8,657	179,633
CDK Global, Inc.	12,417	588,690
Citrix Systems, Inc.(1)	370	28,368
Electronic Arts, Inc.(1)	72,079	4,886,235
Imperva, Inc.(1)	1,044	77,914
Intuit, Inc.	19,824	1,986,365
Manhattan Associates, Inc.(1)	1,889	144,697
Mentor Graphics Corp.	8,298	155,422
Microsoft Corp.	104,069	5,656,150
Mobileye NV(1)	10,120	441,232
Nintendo Co. Ltd.	2,400	368,578
Oracle Corp.	156,782	6,109,795
Paylocity Holding Corp.(1)	1,010	44,379
Proofpoint, Inc.(1)	1,689	123,821
Qlik Technologies, Inc.(1)	5,167	164,362
RingCentral, Inc., Class A(1)	4,987	114,252
salesforce.com, inc.(1)	4,313	343,703
Sophos Group plc	26,107	111,511
Splunk, Inc.(1)	12,195	725,602
Synopsys, Inc.(1)	22,165	1,110,023
Tyler Technologies, Inc.(1)	6,408	1,143,444

35

	Shares/Principal Amount	Value
UbiSoft Entertainment SA(1)	2,595	$72,656
VMware, Inc., Class A(1)	3,311	203,328
		29,413,781
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	3,393	552,143
American Eagle Outfitters, Inc.	3,561	55,445
AutoZone, Inc.(1)	1,228	962,470
Bed Bath & Beyond, Inc.(1)	3,630	197,908
Build-A-Bear Workshop, Inc.(1)	1,491	19,174
CST Brands, Inc.	15,089	561,914
Destination Maternity Corp.	4,247	23,571
Dick's Sporting Goods, Inc.	5,938	231,760
Foot Locker, Inc.	23,584	1,532,960
Gulliver International Co. Ltd.	23,300	217,669
Home Depot, Inc. (The)	1,603	214,610
Howden Joinery Group plc	33,863	265,205
Industria de Diseno Textil SA	34,575	1,244,219
Laox Co. Ltd.(1)	63,000	155,581
Lowe's Cos., Inc.	22,102	1,693,013
MarineMax, Inc.(1)	3,073	55,775
Michaels Cos., Inc. (The)(1)	2,532	56,236
Mr Price Group Ltd.	35,665	495,920
Nitori Holdings Co. Ltd.	10,600	873,144
O'Reilly Automotive, Inc.(1)	10,493	2,768,788
Outerwall, Inc.	1,360	84,184
Penske Automotive Group, Inc.	2,111	98,499
Restoration Hardware Holdings, Inc.(1)	6,291	565,372
Ross Stores, Inc.	23,153	1,204,187
Signet Jewelers Ltd.	8,301	1,090,668
TJX Cos., Inc. (The)	28,544	2,015,206
Tractor Supply Co.	12,575	1,123,576
Ulta Salon Cosmetics & Fragrance, Inc.(1)	4,699	784,733
		19,143,930
Technology Hardware, Storage and Peripherals — 2.1%
Apple, Inc.	128,563	15,209,003
Canon, Inc.	28,700	866,362
Diebold, Inc.	2,466	85,496
EMC Corp.	26,227	664,592
FUJIFILM Holdings Corp.	11,700	473,893
Samsung Electronics Co. Ltd.	2,113	2,342,811
SanDisk Corp.	9,540	704,720
Silicon Graphics International Corp.(1)	12,396	72,641
Super Micro Computer, Inc.(1)	5,679	139,476
Western Digital Corp.	22,715	1,417,643
		21,976,637

36

	Shares/Principal Amount	Value
Textiles, Apparel and Luxury Goods — 1.1%
adidas AG	6,000	$580,616
Carter's, Inc.	8,737	753,391
Culp, Inc.	2,143	60,390
Eclat Textile Co. Ltd.	69,000	927,976
Gildan Activewear, Inc.	4,614	143,141
lululemon athletica, Inc.(1)	11,463	548,161
Luxottica Group SpA	2,527	169,005
LVMH Moet Hennessy Louis Vuitton SE	5,320	892,309
NIKE, Inc., Class B	8,924	1,180,467
Pandora A/S	21,794	2,583,409
Ralph Lauren Corp.	3,507	435,604
Regina Miracle International Holdings Ltd.(1)	186,000	204,629
Shenzhou International Group Holdings Ltd.	204,000	1,070,852
Skechers U.S.A., Inc., Class A(1)	2,462	74,352
Taiwan Paiho Ltd.	263,000	590,586
Under Armour, Inc., Class A(1)	13,112	1,130,517
		11,345,405
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	34,854	452,056
Essent Group Ltd.(1)	45,940	1,135,637
		1,587,693
Tobacco — 0.7%
Altria Group, Inc.	11,058	636,941
Imperial Tobacco Group plc	7,738	418,153
Philip Morris International, Inc.	70,055	6,122,106
		7,177,200
Trading Companies and Distributors — 0.4%
Ashtead Group plc	76,637	1,263,881
Bunzl plc	31,480	910,310
DXP Enterprises, Inc.(1)	2,506	82,072
ITOCHU Corp.	25,000	305,037
Kaman Corp.	1,460	58,604
MSC Industrial Direct Co., Inc., Class A	1,362	84,035
Wolseley plc	18,920	1,098,212
		3,802,151
Transportation Infrastructure — 0.2%
Airports of Thailand PCL	83,600	725,435
Grupo Aeroportuario del Centro Norte Sab de CV	136,335	693,014
Japan Airport Terminal Co. Ltd.	2,700	136,206
Sydney Airport	22,579	107,772
TAV Havalimanlari Holding AS	86,665	625,910
		2,288,337
Water Utilities — 0.1%
Beijing Enterprises Water Group Ltd.	1,294,000	1,011,374

37

	Shares/Principal Amount	Value
Wireless Telecommunication Services — 0.7%
Bharti Infratel Ltd.	113,096	$652,565
China Mobile Ltd.	131,000	1,488,512
Drillisch AG	4,639	207,571
KDDI Corp.	9,000	223,574
NTT DoCoMo, Inc.	11,700	221,264
Partner Communications Co. Ltd.(1)	26,257	119,025
SBA Communications Corp., Class A(1)	38,036	3,999,866
Vodafone Group plc	99,621	336,463
		7,248,840
TOTAL COMMON STOCKS (Cost $714,329,880)		838,728,530
CORPORATE BONDS — 8.2%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	$30,000	29,332
Bombardier, Inc., 5.50%, 9/15/18(2)	110,000	104,500
Bombardier, Inc., 5.75%, 3/15/22(2)	125,000	94,687
Bombardier, Inc., 6.00%, 10/15/22(2)	30,000	22,725
Bombardier, Inc., 7.50%, 3/15/25(2)	80,000	60,000
KLX, Inc., 5.875%, 12/1/22(2)	70,000	68,250
Lockheed Martin Corp., 4.25%, 11/15/19	90,000	96,918
Lockheed Martin Corp., 3.55%, 1/15/26	20,000	20,236
TransDigm, Inc., 5.50%, 10/15/20	90,000	89,338
TransDigm, Inc., 6.00%, 7/15/22	130,000	128,375
United Technologies Corp., 6.05%, 6/1/36	66,000	79,964
		794,325
Air Freight and Logistics†
XPO Logistics, Inc., 6.50%, 6/15/22(2)	70,000	64,313
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)	175,000	170,625
Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	75,000	79,406
Dana Holding Corp., 6.75%, 2/15/21	65,000	67,356
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	135,000	146,475
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	65,000	66,788
Schaeffler Finance BV, 4.25%, 5/15/21(2)	135,000	136,012
UCI International, Inc., 8.625%, 2/15/19	75,000	37,875
ZF North America Capital, Inc., 4.50%, 4/29/22(2)	65,000	64,025
ZF North America Capital, Inc., 4.75%, 4/29/25(2)	110,000	106,666
		704,603
Automobiles — 0.1%
Ally Financial, Inc., 4.625%, 3/30/25	155,000	155,387
Ally Financial, Inc., 5.75%, 11/20/25	60,000	60,563
American Honda Finance Corp., 1.50%, 9/11/17(2)	30,000	30,010
American Honda Finance Corp., 2.125%, 10/10/18	50,000	50,600
Daimler Finance North America LLC, 2.625%, 9/15/16(2)	50,000	50,558

38

		Shares/Principal Amount	Value
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		$285,000	$287,850
Ford Motor Co., 4.75%, 1/15/43		30,000	28,889
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		80,000	84,498
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		130,000	146,246
General Motors Co., 5.00%, 4/1/35		30,000	28,767
General Motors Financial Co., Inc., 3.25%, 5/15/18		30,000	30,302
General Motors Financial Co., Inc., 3.10%, 1/15/19		90,000	90,135
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(2)		80,000	78,700
			1,122,505
Banks — 0.6%
Bank of America Corp., 6.50%, 8/1/16		10,000	10,355
Bank of America Corp., 5.75%, 12/1/17		30,000	32,303
Bank of America Corp., 5.70%, 1/24/22		105,000	120,177
Bank of America Corp., MTN, 4.00%, 4/1/24		30,000	31,060
Bank of America Corp., MTN, 4.20%, 8/26/24		80,000	80,933
Bank of America Corp., MTN, 4.00%, 1/22/25		70,000	69,620
Bank of America Corp., MTN, 5.00%, 1/21/44		40,000	42,922
Bank of America N.A., 5.30%, 3/15/17		510,000	533,336
Bank of Nova Scotia (The), 2.55%, 1/12/17		80,000	81,229
Barclays Bank plc, 7.625%, 11/21/22		100,000	113,188
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	100,000	127,245
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	67,237
BB&T Corp., MTN, 2.05%, 6/19/18		$40,000	40,138
BPCE SA, VRN, 2.75%, 7/8/21	EUR	100,000	108,077
Branch Banking & Trust Co., 3.625%, 9/16/25		$30,000	30,343
Capital One Financial Corp., 4.20%, 10/29/25		75,000	74,919
CGG SA, 6.50%, 6/1/21		35,000	19,163
Citigroup, Inc., 5.50%, 2/15/17		80,000	83,643
Citigroup, Inc., 1.75%, 5/1/18		160,000	159,451
Citigroup, Inc., 4.50%, 1/14/22		110,000	118,979
Citigroup, Inc., 4.05%, 7/30/22		30,000	30,998
Citigroup, Inc., 4.40%, 6/10/25		180,000	183,407
Citigroup, Inc., 4.45%, 9/29/27		40,000	40,177
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	100,000	166,654
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	70,000	84,435
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$50,000	52,955
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VRN, 2.50%, 5/26/21	EUR	100,000	107,653
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	113,000	135,937
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	57,000	71,507
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	125,000	214,353
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	225,000	270,778
Fifth Third Bancorp, 4.30%, 1/16/24		$40,000	41,408
HSBC Holdings plc, 5.10%, 4/5/21		70,000	78,424
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	50,000	61,984
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	100,000	113,800

39

		Shares/Principal Amount	Value
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	96,000	$115,843
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)		$130,000	130,404
JPMorgan Chase & Co., 6.00%, 1/15/18		350,000	380,513
JPMorgan Chase & Co., 4.625%, 5/10/21		30,000	32,786
JPMorgan Chase & Co., 3.25%, 9/23/22		40,000	40,502
JPMorgan Chase & Co., 3.875%, 9/10/24		70,000	70,501
JPMorgan Chase & Co., 3.125%, 1/23/25		110,000	107,762
KeyCorp, MTN, 2.30%, 12/13/18		80,000	79,892
KFW, 3.875%, 1/21/19	EUR	80,000	95,464
KFW, MTN, 4.625%, 1/4/23	EUR	80,000	110,765
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	20,000	39,187
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(2)		$245,000	275,931
Regions Bank, 6.45%, 6/26/37		175,000	209,329
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		40,000	44,074
Royal Bank of Scotland Group plc, MTN, VRN, 3.625%, 3/25/19	EUR	100,000	109,410
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17		$300,000	314,940
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		110,000	111,151
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	100,000	102,010
U.S. Bancorp, 3.44%, 2/1/16		$70,000	70,295
U.S. Bancorp, MTN, 3.00%, 3/15/22		50,000	51,175
U.S. Bancorp, MTN, 3.60%, 9/11/24		110,000	112,228
Wells Fargo & Co., 4.125%, 8/15/23		100,000	104,397
Wells Fargo & Co., MTN, 2.10%, 5/8/17		10,000	10,122
Wells Fargo & Co., MTN, 2.60%, 7/22/20		90,000	90,813
Wells Fargo & Co., MTN, 4.60%, 4/1/21		100,000	109,762
Wells Fargo & Co., MTN, 4.10%, 6/3/26		70,000	71,256
Wells Fargo & Co., MTN, 4.65%, 11/4/44		6,000	5,908
Wells Fargo & Co., MTN, 4.90%, 11/17/45		30,000	30,622
			6,625,830
Beverages†
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		110,000	106,547
Biotechnology — 0.1%
AbbVie, Inc., 1.75%, 11/6/17		60,000	60,240
AbbVie, Inc., 2.90%, 11/6/22		70,000	68,579
AbbVie, Inc., 3.60%, 5/14/25		20,000	19,859
AbbVie, Inc., 4.40%, 11/6/42		80,000	74,830
Amgen, Inc., 2.125%, 5/15/17		70,000	70,715
Amgen, Inc., 4.10%, 6/15/21		40,000	42,440
Amgen, Inc., 5.375%, 5/15/43		70,000	74,069
Biogen, Inc., 3.625%, 9/15/22		70,000	71,341
Celgene Corp., 3.25%, 8/15/22		50,000	50,125
Celgene Corp., 3.625%, 5/15/24		50,000	49,773
Celgene Corp., 3.875%, 8/15/25		40,000	40,021
Concordia Healthcare Corp., 9.50%, 10/21/22(2)		60,000	58,800
Gilead Sciences, Inc., 4.40%, 12/1/21		40,000	43,591

40

		Shares/Principal Amount	Value
Gilead Sciences, Inc., 3.65%, 3/1/26		$70,000	$70,662
			795,045
Building Products†
Masco Corp., 5.95%, 3/15/22		115,000	124,487
Masco Corp., 4.45%, 4/1/25		60,000	59,025
			183,512
Capital Markets — 0.1%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	100,000	134,265
Ameriprise Financial, Inc., 4.00%, 10/15/23		$50,000	52,713
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		190,000	206,127
Dresdner Funding Trust I, 8.15%, 6/30/31(2)		205,000	252,406
E*TRADE Financial Corp., 4.625%, 9/15/23		160,000	164,800
Jefferies Group LLC, 5.125%, 4/13/18		70,000	73,487
			883,798
Chemicals — 0.1%
Ashland, Inc., 4.75%, 8/15/22		195,000	194,756
Blue Cube Spinco, Inc., 9.75%, 10/15/23(2)		110,000	120,450
Chemours Co. (The), 6.625%, 5/15/23(2)		100,000	75,500
Dow Chemical Co. (The), 4.25%, 11/15/20		44,000	46,748
Eastman Chemical Co., 2.70%, 1/15/20		60,000	59,957
Ecolab, Inc., 4.35%, 12/8/21		30,000	32,304
Hexion, Inc., 8.875%, 2/1/18		175,000	115,937
Hexion, Inc., 6.625%, 4/15/20		115,000	83,663
Huntsman International LLC, 5.125%, 11/15/22(2)		60,000	55,500
LyondellBasell Industries NV, 4.625%, 2/26/55		20,000	17,157
Mosaic Co. (The), 5.625%, 11/15/43		40,000	40,773
Platform Specialty Products Corp., 6.50%, 2/1/22(2)		50,000	43,750
Tronox Finance LLC, 6.375%, 8/15/20		75,000	50,438
WR Grace & Co-Conn, 5.125%, 10/1/21(2)		110,000	111,100
			1,048,033
Commercial Services and Supplies — 0.1%
ACCO Brands Corp., 6.75%, 4/30/20		30,000	31,500
ADT Corp. (The), 6.25%, 10/15/21		180,000	189,225
Clean Harbors, Inc., 5.25%, 8/1/20		110,000	112,079
Covanta Holding Corp., 5.875%, 3/1/24		145,000	142,644
Envision Healthcare Corp., 5.125%, 7/1/22(2)		200,000	193,000
Iron Mountain, Inc., 5.75%, 8/15/24		155,000	154,419
Pitney Bowes, Inc., 4.625%, 3/15/24		36,000	35,754
Republic Services, Inc., 3.55%, 6/1/22		100,000	102,713
Waste Management, Inc., 4.10%, 3/1/45		40,000	37,471
			998,805
Communications Equipment — 0.1%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(2)		140,000	148,679
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		125,000	128,594
Avaya, Inc., 7.00%, 4/1/19(2)		235,000	186,237

41

	Shares/Principal Amount	Value
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	$70,000	$69,381
CommScope, Inc., 5.50%, 6/15/24(2)	65,000	62,644
Crown Castle International Corp., 5.25%, 1/15/23	260,000	270,400
Nokia Oyj, 5.375%, 5/15/19	50,000	53,622
		919,557
Construction and Engineering†
SBA Communications Corp., 5.625%, 10/1/19	50,000	52,188
SBA Communications Corp., 4.875%, 7/15/22	75,000	74,812
		127,000
Construction Materials — 0.1%
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/1/17	100,000	79,500
Builders FirstSource, Inc., 7.625%, 6/1/21(2)	75,000	79,875
Builders FirstSource, Inc., 10.75%, 8/15/23(2)	80,000	82,400
Building Materials Corp. of America, 6.00%, 10/15/25(2)	60,000	62,175
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	52,250
Nortek, Inc., 8.50%, 4/15/21	205,000	213,200
Owens Corning, 4.20%, 12/15/22	50,000	50,505
USG Corp., 5.875%, 11/1/21(2)	25,000	26,375
USG Corp., 5.50%, 3/1/25(2)	135,000	138,713
		784,993
Consumer Discretionary†
Party City Holdings, Inc., 6.125%, 8/15/23(2)	75,000	71,812
Consumer Finance — 0.2%
American Express Co., 1.55%, 5/22/18	50,000	49,825
American Express Credit Corp., 1.30%, 7/29/16	70,000	70,196
American Express Credit Corp., 2.60%, 9/14/20	30,000	30,170
CIT Group, Inc., 4.25%, 8/15/17	100,000	102,219
CIT Group, Inc., 5.50%, 2/15/19(2)	120,000	126,000
CIT Group, Inc., 3.875%, 2/19/19	115,000	115,431
CIT Group, Inc., 5.00%, 8/15/22	320,000	327,600
CIT Group, Inc., 5.00%, 8/1/23	125,000	127,344
Equifax, Inc., 3.30%, 12/15/22	60,000	60,276
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	70,000	69,825
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)	35,000	28,481
Navient Corp., 5.00%, 10/26/20	65,000	58,663
Navient Corp., 5.50%, 1/25/23	455,000	393,006
OneMain Financial Holdings, Inc., 6.75%, 12/15/19(2)	75,000	78,750
PNC Bank N.A., 6.00%, 12/7/17	230,000	247,840
Springleaf Finance Corp., 7.75%, 10/1/21	25,000	26,594
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	175,000	182,875
Synchrony Financial, 3.00%, 8/15/19	10,000	10,057
		2,105,152
Consumer Staples†
Post Holdings, Inc., 7.75%, 3/15/24(2)	60,000	62,550

42

		Shares/Principal Amount	Value
Containers and Packaging — 0.2%
AEP Industries, Inc., 8.25%, 4/15/19		$175,000	$179,812
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 9.125%, 10/15/20(2)		120,000	126,000
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(2)		150,000	151,875
Ball Corp., 5.00%, 3/15/22		115,000	117,013
Ball Corp., 4.00%, 11/15/23		70,000	67,200
Ball Corp., 5.25%, 7/1/25		35,000	35,394
Berry Plastics Corp., 5.50%, 5/15/22		135,000	136,519
Berry Plastics Corp., 5.125%, 7/15/23		100,000	97,500
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer, Inc., 6.00%, 6/15/17(2)		150,000	149,813
BWAY Holding Co., 9.125%, 8/15/21(2)		170,000	161,075
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		105,000	104,344
Novelis, Inc., 8.75%, 12/15/20		105,000	102,638
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)		70,000	72,931
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19		125,000	129,844
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20		150,000	154,312
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.25%, 2/15/21		75,000	75,281
Rock-Tenn Co., 3.50%, 3/1/20		50,000	50,835
Sealed Air Corp., 5.125%, 12/1/24(2)		155,000	159,262
			2,071,648
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		40,000	39,033
Johns Hopkins University, 4.08%, 7/1/53		20,000	19,836
Laureate Education, Inc., 9.25%, 9/1/19(2)		125,000	96,094
Service Corp. International / US, 5.375%, 1/15/22		75,000	79,125
			234,088
Diversified Financial Services — 0.4%
Ally Financial, Inc., 5.50%, 2/15/17		50,000	51,563
Ally Financial, Inc., 6.25%, 12/1/17		100,000	105,750
Ally Financial, Inc., 3.60%, 5/21/18		70,000	70,259
Ally Financial, Inc., 4.75%, 9/10/18		150,000	155,155
Ally Financial, Inc., 3.50%, 1/27/19		180,000	179,100
Ally Financial, Inc., 8.00%, 3/15/20		141,000	164,441
Ally Financial, Inc., 8.00%, 11/1/31		70,000	83,737
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	100,000	106,453
Credit Agricole SA, 2.625%, 3/17/27	EUR	100,000	101,900
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	94,614
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16		$110,000	114,015
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	180,000	181,902
DFC Finance Corp., 10.50%, 6/15/20(2)		$35,000	23,100
General Electric Capital Corp., MTN, 5.625%, 9/15/17		212,000	228,189

43

		Shares/Principal Amount	Value
General Electric Capital Corp., MTN, 4.375%, 9/16/20		$220,000	$240,931
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		170,000	172,225
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		200,000	205,206
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		20,000	20,143
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		50,000	57,405
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		80,000	82,943
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		40,000	40,198
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		90,000	108,362
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		30,000	30,447
HSBC Holdings plc, MTN, VRN, 3.375%, 1/10/19	EUR	150,000	167,443
HUB International Ltd., 7.875%, 10/1/21(2)		$75,000	72,187
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		90,000	92,925
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	81,550
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(2)		70,000	68,163
Morgan Stanley, 5.00%, 11/24/25		122,000	131,782
Morgan Stanley, MTN, 6.625%, 4/1/18		110,000	121,812
Morgan Stanley, MTN, 5.625%, 9/23/19		250,000	278,441
Morgan Stanley, MTN, 3.70%, 10/23/24		20,000	20,370
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21		70,000	63,613
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	50,000	65,641
Serta Simmons Bedding LLC, 8.125%, 10/1/20(2)		$230,000	240,925
Societe Generale SA, VRN, 5.92%, 4/5/17(2)		100,000	103,000
UBS AG (Stamford Branch), 5.875%, 12/20/17		100,000	108,202
			4,234,092
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 2.625%, 12/1/22		70,000	67,305
AT&T, Inc., 6.55%, 2/15/39		91,000	104,029
AT&T, Inc., 4.30%, 12/15/42		60,000	52,871
British Telecommunications plc, 5.95%, 1/15/18		70,000	76,043
CenturyLink, Inc., 5.625%, 4/1/20		385,000	383,075
CenturyLink, Inc., 7.65%, 3/15/42		100,000	81,000
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)		170,000	171,525
Frontier Communications Corp., 7.125%, 3/15/19		205,000	203,975
Frontier Communications Corp., 8.50%, 4/15/20		90,000	90,450
Frontier Communications Corp., 10.50%, 9/15/22(2)		50,000	49,750
Frontier Communications Corp., 7.125%, 1/15/23		195,000	165,263
Frontier Communications Corp., 6.875%, 1/15/25		140,000	115,325
Frontier Communications Corp., 11.00%, 9/15/25(2)		310,000	304,575
Hughes Satellite Systems Corp., 6.50%, 6/15/19		90,000	97,538
Inmarsat Finance plc, 4.875%, 5/15/22(2)		50,000	49,125
Intelsat Jackson Holdings SA, 7.25%, 4/1/19		305,000	267,828
Intelsat Jackson Holdings SA, 7.25%, 10/15/20		175,000	147,000
Intelsat Jackson Holdings SA, 6.625%, 12/15/22		110,000	67,100

44

		Shares/Principal Amount	Value
Intelsat Luxembourg SA, 7.75%, 6/1/21		$75,000	$29,250
Intelsat Luxembourg SA, 8.125%, 6/1/23		45,000	17,100
Level 3 Financing, Inc., 7.00%, 6/1/20		125,000	132,344
Level 3 Financing, Inc., 5.375%, 8/15/22		40,000	40,420
Level 3 Financing, Inc., 5.375%, 5/1/25(2)		55,000	54,863
Orange SA, 4.125%, 9/14/21		70,000	74,946
SoftBank Group Corp., 4.50%, 4/15/20(2)		140,000	140,000
Sprint Capital Corp., 6.90%, 5/1/19		235,000	209,738
Sprint Capital Corp., 8.75%, 3/15/32		100,000	77,500
Telecom Italia Capital SA, 6.375%, 11/15/33		325,000	316,875
Telecom Italia Capital SA, 7.72%, 6/4/38		125,000	133,125
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	50,000	83,767
Telefonica Emisiones SAU, 5.46%, 2/16/21		$10,000	11,271
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	100,000	113,649
Verizon Communications, Inc., 3.65%, 9/14/18		$138,000	145,561
Verizon Communications, Inc., 3.50%, 11/1/21		50,000	51,443
Verizon Communications, Inc., 5.15%, 9/15/23		130,000	145,600
Verizon Communications, Inc., 5.05%, 3/15/34		170,000	172,760
Verizon Communications, Inc., 4.75%, 11/1/41		40,000	38,208
Verizon Communications, Inc., 6.55%, 9/15/43		51,000	61,811
Verizon Communications, Inc., 4.86%, 8/21/46		33,000	32,244
Verizon Communications, Inc., 5.01%, 8/21/54		49,000	46,635
Virgin Media Finance plc, 5.75%, 1/15/25(2)		200,000	194,875
Windstream Services LLC, 7.875%, 11/1/17		20,000	20,975
Windstream Services LLC, 7.75%, 10/15/20		115,000	97,031
Windstream Services LLC, 6.375%, 8/1/23		95,000	70,656
			5,006,424
Electric Utilities†
AES Corp. (The), 4.875%, 5/15/23		340,000	308,125
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	100,000	111,810
			419,935
Electronic Equipment, Instruments and Components†
Sanmina Corp., 4.375%, 6/1/19(2)		$197,000	200,940
Energy Equipment and Services — 0.2%
Basic Energy Services, Inc., 7.75%, 2/15/19		50,000	18,000
Ensco plc, 4.70%, 3/15/21		110,000	96,271
FTS International, Inc., 6.25%, 5/1/22		120,000	36,600
Halliburton Co., 3.80%, 11/15/25		60,000	60,508
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21		140,000	108,325
Offshore Group Investment Ltd., 7.125%, 4/1/23(7)		100,000	28,500
Pacific Drilling SA, 5.375%, 6/1/20(2)		115,000	59,513
Paragon Offshore plc, 7.25%, 8/15/24(2)		90,000	17,325
Petroleum Geo-Services ASA, 7.375%, 12/15/18(2)		100,000	85,250
Precision Drilling Corp., 6.50%, 12/15/21		100,000	86,500
Precision Drilling Corp., 5.25%, 11/15/24		105,000	82,425
Schlumberger Investment SA, 3.65%, 12/1/23		60,000	62,183

45

		Shares/Principal Amount	Value
SESI LLC, 6.375%, 5/1/19		$50,000	$48,750
Transocean, Inc., 3.00%, 10/15/17		105,000	99,487
Transocean, Inc., 6.00%, 3/15/18		90,000	86,400
Transocean, Inc., 6.50%, 11/15/20		165,000	131,587
Transocean, Inc., 6.875%, 12/15/21		140,000	105,490
Weatherford International Ltd., 9.625%, 3/1/19		65,000	65,812
Weatherford International Ltd., 5.125%, 9/15/20		100,000	85,000
Weatherford International Ltd., 4.50%, 4/15/22		160,000	125,600
			1,489,526
Financial Services†
Argos Merger Sub, Inc., 7.125%, 3/15/23(2)		215,000	217,150
Food and Staples Retailing — 0.1%
Albertson's Holdings LLC / Safeway, Inc., 7.75%, 10/15/22(2)		27,000	28,890
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(2)		40,000	40,900
CVS Health Corp., 3.50%, 7/20/22		50,000	51,435
CVS Health Corp., 5.125%, 7/20/45		30,000	32,146
Delhaize Group, 5.70%, 10/1/40		30,000	31,163
Dollar General Corp., 3.25%, 4/15/23		40,000	37,973
Dollar General Corp., 4.15%, 11/1/25		10,000	9,897
Dollar Tree, Inc., 5.75%, 3/1/23(2)		60,000	62,700
Horizon Pharma Financing, Inc., 6.625%, 5/1/23(2)		40,000	34,600
Kroger Co. (The), 6.40%, 8/15/17		120,000	129,734
Kroger Co. (The), 3.30%, 1/15/21		70,000	71,305
Rite Aid Corp., 6.75%, 6/15/21		85,000	90,737
Rite Aid Corp., 6.125%, 4/1/23(2)		200,000	212,250
SUPERVALU, Inc., 6.75%, 6/1/21		80,000	74,800
Tesco plc, 6.15%, 11/15/37(2)		75,000	67,600
Tesco plc, MTN, 5.50%, 12/13/19	GBP	60,000	97,069
Wal-Mart Stores, Inc., 2.55%, 4/11/23		$20,000	19,757
Wal-Mart Stores, Inc., 4.30%, 4/22/44		20,000	20,494
			1,113,450
Food Products — 0.1%
JBS Investments GmbH, 7.25%, 4/3/24(2)		70,000	70,350
JBS USA LLC / JBS USA Finance, Inc., 8.25%, 2/1/20(2)		85,000	89,463
JBS USA LLC / JBS USA Finance, Inc., 7.25%, 6/1/21(2)		70,000	73,325
JBS USA LLC / JBS USA Finance, Inc., 5.75%, 6/15/25(2)		35,000	33,075
Kraft Foods Group, Inc., 5.00%, 6/4/42		30,000	30,689
Kraft Heinz Foods Co., 3.95%, 7/15/25(2)		50,000	51,151
Kraft Heinz Foods Co., 5.20%, 7/15/45(2)		30,000	31,574
Mondelez International, Inc., 4.00%, 2/1/24		60,000	62,264
NBTY, Inc., 9.00%, 10/1/18		65,000	66,706
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)		190,000	187,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21		100,000	96,250
Post Holdings, Inc., 7.375%, 2/15/22		150,000	156,703
Smithfield Foods, Inc., 6.625%, 8/15/22		75,000	79,781

46

	Shares/Principal Amount	Value
Tyson Foods, Inc., 4.50%, 6/15/22	$50,000	$53,222
		1,082,178
Gas Utilities — 0.3%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20	70,000	61,075
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23(2)	40,000	34,000
Enbridge Energy Partners LP, 6.50%, 4/15/18	90,000	96,367
Enbridge, Inc., 4.50%, 6/10/44	40,000	29,159
Energy Transfer Equity LP, 5.875%, 1/15/24	160,000	147,516
Energy Transfer Partners LP, 4.15%, 10/1/20	70,000	67,997
Energy Transfer Partners LP, 5.20%, 2/1/22	30,000	29,096
Energy Transfer Partners LP, 3.60%, 2/1/23	60,000	52,330
Energy Transfer Partners LP, 6.50%, 2/1/42	40,000	35,799
Enterprise Products Operating LLC, 6.30%, 9/15/17	120,000	128,984
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	115,115
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	95,000	89,300
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	130,000	111,150
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	50,000	53,029
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	6,000	5,269
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	90,000	77,522
Kinder Morgan, Inc., 4.30%, 6/1/25	20,000	16,937
Magellan Midstream Partners LP, 6.55%, 7/15/19	36,000	40,026
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	175,000	156,078
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 6/1/25	90,000	80,550
NGPL PipeCo LLC, 7.12%, 12/15/17(2)	100,000	88,750
NuStar Logistics LP, 4.75%, 2/1/22	40,000	37,400
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	90,000	82,784
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	125,000	119,297
Rockies Express Pipeline LLC, 5.625%, 4/15/20(2)	325,000	320,125
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	100,000	97,250
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	125,000	121,406
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	265,000	245,787
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25(2)	140,000	128,275
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	110,000	95,801
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18(2)	65,000	64,187
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	53,000	51,675
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	190,000	161,025
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(2)	50,000	52,250
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22(2)	85,000	88,294

47

	Shares/Principal Amount	Value
TransCanada PipeLines Ltd., 2.50%, 8/1/22	$60,000	$56,503
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	40,292
Williams Cos., Inc. (The), 4.55%, 6/24/24	140,000	115,069
Williams Cos., Inc. (The), 5.75%, 6/24/44	30,000	21,480
Williams Partners LP, 5.10%, 9/15/45	30,000	21,712
		3,436,661
Health Care Equipment and Supplies — 0.1%
Alere, Inc., 6.50%, 6/15/20	100,000	99,500
Alere, Inc., 6.375%, 7/1/23(2)	135,000	137,025
Becton Dickinson and Co., 3.73%, 12/15/24	40,000	40,817
Crimson Merger Sub, Inc., 6.625%, 5/15/22(2)	50,000	41,000
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	70,000	63,175
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	200,000	194,700
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	50,000	48,500
Mallinckrodt International Finance SA, 4.75%, 4/15/23	170,000	141,950
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(2)	105,000	93,450
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(2)	40,000	34,700
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.50%, 4/15/25(2)	100,000	85,250
Medtronic, Inc., 2.50%, 3/15/20	40,000	40,546
Medtronic, Inc., 2.75%, 4/1/23	30,000	29,432
Medtronic, Inc., 3.50%, 3/15/25	80,000	81,105
Medtronic, Inc., 4.375%, 3/15/35	50,000	51,268
St. Jude Medical, Inc., 2.00%, 9/15/18	20,000	20,050
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	30,000	30,005
		1,232,473
Health Care Providers and Services — 0.5%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	135,000	131,625
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	70,000	68,950
Aetna, Inc., 2.75%, 11/15/22	60,000	58,271
Amsurg Corp., 5.625%, 7/15/22	90,000	88,875
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	150,000	152,625
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	55,000	55,275
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	35,000	35,525
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	135,000	131,288
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	110,000	114,400
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	157,000	156,902
DaVita HealthCare Partners, Inc., 5.00%, 5/1/25	85,000	81,813
Express Scripts Holding Co., 2.65%, 2/15/17	150,000	151,835
Express Scripts Holding Co., 7.25%, 6/15/19	90,000	104,707
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(2)	140,000	152,250
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(2)	100,000	100,375
HCA, Inc., 3.75%, 3/15/19	120,000	121,500
HCA, Inc., 4.25%, 10/15/19	125,000	127,344

48

	Shares/Principal Amount	Value
HCA, Inc., 6.50%, 2/15/20	$130,000	$144,137
HCA, Inc., 7.50%, 2/15/22	215,000	241,337
HCA, Inc., 5.875%, 3/15/22	75,000	80,531
HCA, Inc., 4.75%, 5/1/23	180,000	179,100
HCA, Inc., 5.375%, 2/1/25	270,000	267,469
HealthSouth Corp., 5.75%, 11/1/24	95,000	92,150
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	220,000	207,900
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	70,000	67,375
Kindred Healthcare, Inc., 8.00%, 1/15/20	135,000	126,900
Kindred Healthcare, Inc., 6.375%, 4/15/22	60,000	50,400
LifePoint Health, Inc., 5.50%, 12/1/21	175,000	175,437
NYU Hospitals Center, 4.43%, 7/1/42	30,000	29,006
Tenet Healthcare Corp., 5.00%, 3/1/19	160,000	154,800
Tenet Healthcare Corp., 8.00%, 8/1/20	165,000	168,300
Tenet Healthcare Corp., 6.00%, 10/1/20	190,000	202,825
Tenet Healthcare Corp., 4.50%, 4/1/21	40,000	39,700
Tenet Healthcare Corp., 8.125%, 4/1/22	335,000	336,256
Tenet Healthcare Corp., 6.75%, 6/15/23	225,000	211,219
UnitedHealth Group, Inc., 2.875%, 3/15/22	80,000	80,688
UnitedHealth Group, Inc., 3.75%, 7/15/25	30,000	31,152
Universal Health Services, Inc., 4.75%, 8/1/22(2)	100,000	102,125
		4,822,367
Hotels, Restaurants and Leisure — 0.3%
1011778 B.C. ULC / New Red Finance, Inc., 6.00%, 4/1/22(2)	260,000	269,750
Affinity Gaming / Affinity Gaming Finance Corp., 9.00%, 5/15/18	75,000	76,125
Boyd Gaming Corp., 6.875%, 5/15/23	141,000	148,755
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	60,000	58,500
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.00%, 10/1/21	110,000	101,475
Eldorado Resorts, Inc., 7.00%, 8/1/23(2)	130,000	131,706
Golden Nugget Escrow, Inc., 8.50%, 12/1/21(2)	225,000	232,312
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	255,000	266,781
International Game Technology plc, 6.25%, 2/15/22(2)	215,000	205,729
McDonald's Corp., MTN, 3.375%, 5/26/25	30,000	29,515
MGM Resorts International, 8.625%, 2/1/19	75,000	85,313
MGM Resorts International, 5.25%, 3/31/20	140,000	140,350
MGM Resorts International, 6.00%, 3/15/23	210,000	208,556
Pinnacle Entertainment, 7.50%, 4/15/21	165,000	174,694
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	80,000	83,200
Scientific Games International, Inc., 6.25%, 9/1/20	40,000	23,700
Scientific Games International, Inc., 7.00%, 1/1/22(2)	175,000	169,750
Scientific Games International, Inc., 10.00%, 12/1/22	105,000	81,375
Station Casinos LLC, 7.50%, 3/1/21	400,000	426,000

49

	Shares/Principal Amount	Value
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	$20,000	$18,075
Wynn Macau Ltd., 5.25%, 10/15/21(2)	200,000	181,000
Yum! Brands, Inc., 3.75%, 11/1/21	50,000	46,952
		3,159,613
Household Durables — 0.2%
Beazer Homes USA, Inc., 7.25%, 2/1/23	95,000	88,825
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)	125,000	118,125
CalAtlantic Group, Inc., 8.375%, 5/15/18	345,000	389,850
Century Communities, Inc., 6.875%, 5/15/22	30,000	28,125
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(2)	315,000	234,675
KB Home, 4.75%, 5/15/19	35,000	34,475
Meritage Homes Corp., 7.00%, 4/1/22	125,000	133,438
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)	100,000	103,750
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(2)	245,000	237,956
Toll Brothers Finance Corp., 4.00%, 12/31/18	100,000	103,750
Toll Brothers Finance Corp., 6.75%, 11/1/19	50,000	56,125
TRI Pointe Holdings, Inc. / TRI Pointe Group, Inc., 5.875%, 6/15/24	200,000	199,500
WCI Communities, Inc., 6.875%, 8/15/21	160,000	169,280
William Lyon Homes, Inc., 8.50%, 11/15/20	125,000	133,750
		2,031,624
Household Products — 0.1%
Energizer Holdings, Inc, 5.50%, 6/15/25(2)	65,000	63,212
Spectrum Brands, Inc., 6.375%, 11/15/20	305,000	327,875
Spectrum Brands, Inc., 6.625%, 11/15/22	130,000	139,750
Spectrum Brands, Inc., 5.75%, 7/15/25(2)	75,000	77,719
		608,556
Industrial Conglomerates — 0.1%
Algeco Scotsman Global Finance plc, 10.75%, 10/15/19(2)	80,000	36,000
General Electric Co., 5.25%, 12/6/17	190,000	204,953
General Electric Co., 4.125%, 10/9/42	90,000	88,238
HD Supply, Inc., 7.50%, 7/15/20	285,000	302,812
HD Supply, Inc., 5.25%, 12/15/21(2)	100,000	104,500
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	50,000	49,279
Jack Cooper Holdings Corp., 10.25%, 6/1/20(2)	20,000	17,700
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(2)	253,000	232,760
Wise Metals Group LLC / Wise Alloys Finance Corp., 8.75%, 12/15/18(2)	60,000	47,700
		1,083,942
Insurance — 0.3%
ACE INA Holdings, Inc., 3.15%, 3/15/25	70,000	69,504
ACE INA Holdings, Inc., 3.35%, 5/3/26	30,000	29,960
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21	150,000	153,375

50

		Shares/Principal Amount	Value
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.625%, 7/1/22		$150,000	$152,062
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	100,000	124,417
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	100,000	115,908
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$30,000	31,113
American International Group, Inc., 4.875%, 6/1/22		90,000	98,322
American International Group, Inc., 4.50%, 7/16/44		40,000	38,045
American International Group, Inc., MTN, 5.85%, 1/16/18		120,000	130,174
AXA SA, 7.125%, 12/15/20	GBP	20,000	35,362
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		$70,000	76,952
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		8,000	8,235
Berkshire Hathaway, Inc., 4.50%, 2/11/43		50,000	50,457
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	200,000	206,301
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25	EUR	100,000	104,442
Genworth Holdings, Inc., 7.625%, 9/24/21		$35,000	32,795
Genworth Holdings, Inc., VRN, 6.15%, 11/15/16		135,000	51,975
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		20,000	23,622
International Lease Finance Corp., 8.75%, 3/15/17		205,000	219,606
International Lease Finance Corp., 6.25%, 5/15/19		125,000	134,706
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)		60,000	58,063
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(2)		175,000	166,687
Lincoln National Corp., 6.25%, 2/15/20		100,000	113,370
Markel Corp., 4.90%, 7/1/22		70,000	75,690
Markel Corp., 3.625%, 3/30/23		20,000	19,843
MetLife, Inc., 4.125%, 8/13/42		30,000	28,547
MetLife, Inc., 4.875%, 11/13/43		30,000	31,532
Principal Financial Group, Inc., 3.30%, 9/15/22		30,000	30,273
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		60,000	67,206
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		70,000	79,174
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)		40,000	40,509
Travelers Cos., Inc. (The), 4.60%, 8/1/43		40,000	42,088
Travelers Cos., Inc. (The), 4.30%, 8/25/45		20,000	20,251
Voya Financial, Inc., 5.50%, 7/15/22		30,000	33,628
Voya Financial, Inc., 5.70%, 7/15/43		50,000	58,455
Voya Financial, Inc., VRN, 5.65%, 5/15/23		125,000	126,562
WR Berkley Corp., 4.625%, 3/15/22		40,000	42,268
WR Berkley Corp., 4.75%, 8/1/44		30,000	29,393
			2,950,872
Internet Software and Services — 0.1%
Equinix, Inc., 5.375%, 4/1/23		70,000	71,663
Match Group, Inc., 6.75%, 12/15/22(2)		80,000	79,900
Netflix, Inc., 5.375%, 2/1/21		40,000	42,100
Netflix, Inc., 5.75%, 3/1/24		175,000	181,562
VeriSign, Inc., 4.625%, 5/1/23		40,000	39,700
VeriSign, Inc., 5.25%, 4/1/25		40,000	40,847
			455,772
51

	Shares/Principal Amount	Value
IT Services — 0.1%
Audatex North America, Inc., 6.125%, 11/1/23(2)	$160,000	$161,800
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	65,000	66,056
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	90,000	90,675
Fidelity National Information Services, Inc., 4.50%, 10/15/22	50,000	51,405
Fidelity National Information Services, Inc., 3.50%, 4/15/23	40,000	38,501
First Data Corp., 8.25%, 1/15/21(2)	505,000	528,356
First Data Corp., 7.00%, 12/1/23(2)	200,000	203,250
First Data Corp., 5.00%, 1/15/24(2)	60,000	60,150
First Data Corp., 5.75%, 1/15/24(2)	110,000	110,275
Xerox Corp., 2.95%, 3/15/17	30,000	30,336
		1,340,804
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	65,000	66,721
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	27,000	27,094
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	50,000	54,098
		147,913
Machinery†
Case New Holland Industrial, Inc., 7.875%, 12/1/17	170,000	182,724
Navistar International Corp., 8.25%, 11/1/21	50,000	35,875
Terex Corp., 6.50%, 4/1/20	50,000	50,000
		268,599
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	320,000	305,200
Media — 0.8%
21st Century Fox America, Inc., 3.70%, 10/15/25(2)	10,000	10,067
21st Century Fox America, Inc., 6.90%, 8/15/39	100,000	121,972
21st Century Fox America, Inc., 4.75%, 9/15/44	30,000	29,950
Altice Financing SA, 6.50%, 1/15/22(2)	145,000	146,087
Altice Financing SA, 6.625%, 2/15/23(2)	195,000	193,902
Altice Finco SA, 7.625%, 2/15/25(2)	115,000	105,512
Altice Luxembourg SA, 7.75%, 5/15/22(2)	190,000	178,125
Altice Luxembourg SA, 7.625%, 2/15/25(2)	90,000	78,975
Altice US Finance I Corp., 5.375%, 7/15/23(2)	50,000	50,125
AMC Entertainment, Inc., 5.75%, 6/15/25	100,000	101,000
Cablevision Systems Corp., 5.875%, 9/15/22	150,000	119,625
CBS Corp., 3.50%, 1/15/25	50,000	48,436
CBS Corp., 4.85%, 7/1/42	30,000	27,851
CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 6/1/20	135,000	141,075
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	300,000	302,250
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(2)	170,000	169,787
CCO Safari II LLC, 4.91%, 7/23/25(2)	150,000	152,567
CCOH Safari LLC, 5.75%, 2/15/26(2)	70,000	70,525

52

	Shares/Principal Amount	Value
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(2)	$80,000	$74,200
Cinemark USA, Inc., 5.125%, 12/15/22	55,000	55,206
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	220,000	214,225
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	100,000	98,750
Comcast Corp., 6.40%, 5/15/38	100,000	126,649
Comcast Corp., 4.75%, 3/1/44	30,000	31,750
CSC Holdings LLC, 7.625%, 7/15/18	150,000	157,125
CSC Holdings LLC, 6.75%, 11/15/21	120,000	113,700
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	50,000	16,125
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, 3/1/21	70,000	76,528
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24	50,000	51,937
Discovery Communications LLC, 5.625%, 8/15/19	50,000	54,649
Discovery Communications LLC, 3.25%, 4/1/23	30,000	27,989
DISH DBS Corp., 4.625%, 7/15/17	130,000	132,925
DISH DBS Corp., 6.75%, 6/1/21	260,000	262,275
DISH DBS Corp., 5.00%, 3/15/23	130,000	112,775
DISH DBS Corp., 5.875%, 11/15/24	80,000	71,725
Embarq Corp., 8.00%, 6/1/36	40,000	42,132
Gray Television, Inc., 7.50%, 10/1/20	75,000	78,094
iHeartCommunications, Inc., 10.00%, 1/15/18	85,000	31,875
iHeartCommunications, Inc., 9.00%, 3/1/21	135,000	93,285
iHeartCommunications, Inc., PIK, 14.00%, 2/1/21	161,766	41,655
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	30,000	30,055
Lamar Media Corp., 5.875%, 2/1/22	115,000	121,037
Lamar Media Corp., 5.00%, 5/1/23	140,000	141,050
McClatchy Co. (The), 9.00%, 12/15/22	35,000	32,956
NBCUniversal Media LLC, 5.15%, 4/30/20	60,000	67,655
NBCUniversal Media LLC, 4.375%, 4/1/21	50,000	54,723
NBCUniversal Media LLC, 2.875%, 1/15/23	50,000	50,143
Neptune Finco Corp., 10.125%, 1/15/23(2)	45,000	47,138
Neptune Finco Corp., 6.625%, 10/15/25(2)	50,000	52,000
Neptune Finco Corp., 10.875%, 10/15/25(2)	45,000	47,644
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	108,000	110,160
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	75,000	74,813
Numericable-SFR SAS, 6.00%, 5/15/22(2)	390,000	386,100
Omnicom Group, Inc., 3.625%, 5/1/22	10,000	10,140
Regal Entertainment Group, 5.75%, 3/15/22	100,000	101,875
RR Donnelley & Sons Co., 7.25%, 5/15/18	27,000	28,526
RR Donnelley & Sons Co., 6.00%, 4/1/24	130,000	115,212
Sable International Finance Ltd., 8.75%, 2/1/20(2)	125,000	132,187
Scripps Networks Interactive, Inc., 2.80%, 6/15/20	30,000	29,390
Sinclair Television Group, Inc., 5.375%, 4/1/21	100,000	100,875
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)	80,000	78,500
Sirius XM Radio, Inc., 5.75%, 8/1/21(2)	125,000	129,675

53

	Shares/Principal Amount	Value
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)	$90,000	$93,262
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	55,000	54,588
TEGNA, Inc., 5.50%, 9/15/24(2)	130,000	131,300
Time Warner Cable, Inc., 6.75%, 7/1/18	35,000	38,610
Time Warner Cable, Inc., 5.50%, 9/1/41	30,000	27,697
Time Warner Cable, Inc., 4.50%, 9/15/42	30,000	24,514
Time Warner, Inc., 3.60%, 7/15/25	30,000	29,758
Time Warner, Inc., 7.70%, 5/1/32	105,000	134,290
Time Warner, Inc., 5.35%, 12/15/43	30,000	31,085
Unitymedia GmbH, 6.125%, 1/15/25(2)	90,000	91,013
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.00%, 1/15/25(2)	35,000	34,213
Univision Communications, Inc., 8.50%, 5/15/21(2)	110,000	114,812
Univision Communications, Inc., 5.125%, 2/15/25(2)	170,000	164,687
UPCB Finance IV Ltd., 5.375%, 1/15/25(2)	125,000	121,562
Viacom, Inc., 4.50%, 3/1/21	30,000	31,306
Viacom, Inc., 3.125%, 6/15/22	10,000	9,457
Videotron Ltd., 5.00%, 7/15/22	175,000	176,531
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	105,000	103,162
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	60,000	59,542
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	30,000	30,767
Wind Acquisition Finance SA, 4.75%, 7/15/20(2)	130,000	130,000
Wind Acquisition Finance SA, 7.375%, 4/23/21(2)	165,000	159,637
WMG Acquisition Corp., 5.625%, 4/15/22(2)	160,000	157,200
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)	85,000	80,219
		7,984,471
Metals and Mining — 0.2%
AK Steel Corp., 7.625%, 5/15/20	80,000	34,600
Alcoa, Inc., 5.40%, 4/15/21	110,000	111,100
Alcoa, Inc., 5.125%, 10/1/24	185,000	175,981
Alcoa, Inc., 5.95%, 2/1/37	60,000	53,247
Aleris International, Inc., 7.625%, 2/15/18	41,000	35,465
Allegheny Technologies, Inc., 5.95%, 1/15/21	65,000	50,375
ArcelorMittal, 5.50%, 2/25/17	230,000	228,310
ArcelorMittal, 6.125%, 6/1/18	200,000	195,000
ArcelorMittal, 6.50%, 3/1/21	75,000	65,813
ArcelorMittal, 6.125%, 6/1/25	25,000	19,751
ArcelorMittal, 7.75%, 3/1/41	290,000	220,400
Barrick North America Finance LLC, 4.40%, 5/30/21	20,000	18,969
Barrick North America Finance LLC, 5.75%, 5/1/43	30,000	23,468
Cliffs Natural Resources, Inc., 8.25%, 3/31/20(2)	100,000	82,250
First Quantum Minerals Ltd., 6.75%, 2/15/20(2)	45,000	29,475
First Quantum Minerals Ltd., 7.00%, 2/15/21(2)	50,000	32,031
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)	160,000	100,000
FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22(2)	115,000	111,263
Freeport-McMoRan, Inc., 3.55%, 3/1/22	70,000	48,650

54

		Shares/Principal Amount	Value
Freeport-McMoRan, Inc., 3.875%, 3/15/23		$25,000	$16,938
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)		50,000	41,676
HudBay Minerals, Inc., 9.50%, 10/1/20		70,000	53,725
Lundin Mining Corp., 7.875%, 11/1/22(2)		70,000	66,850
New Gold, Inc., 6.25%, 11/15/22(2)		35,000	29,969
Newmont Mining Corp., 6.25%, 10/1/39		30,000	25,511
Novelis, Inc., 8.375%, 12/15/17		70,000	69,475
Southern Copper Corp., 5.25%, 11/8/42		20,000	15,031
Steel Dynamics, Inc., 5.25%, 4/15/23		115,000	110,975
Teck Resources Ltd., 3.15%, 1/15/17		60,000	56,025
Teck Resources Ltd., 2.50%, 2/1/18		110,000	86,350
Teck Resources Ltd., 4.75%, 1/15/22		165,000	92,400
Teck Resources Ltd., 6.25%, 7/15/41		40,000	19,800
United States Steel Corp., 7.375%, 4/1/20		40,000	20,300
Vale Overseas Ltd., 5.625%, 9/15/19		100,000	96,351
			2,437,524
Multi-Utilities — 0.3%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		50,000	50,135
Calpine Corp., 5.375%, 1/15/23		145,000	135,937
Calpine Corp., 5.75%, 1/15/25		225,000	211,500
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42		10,000	9,090
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		40,000	37,361
Constellation Energy Group, Inc., 5.15%, 12/1/20		70,000	76,427
Consumers Energy Co., 2.85%, 5/15/22		20,000	19,894
Consumers Energy Co., 3.375%, 8/15/23		70,000	71,997
Dominion Resources, Inc., 6.40%, 6/15/18		120,000	132,636
Dominion Resources, Inc., 2.75%, 9/15/22		10,000	9,709
Dominion Resources, Inc., 3.625%, 12/1/24		50,000	49,867
Dominion Resources, Inc., 4.90%, 8/1/41		30,000	29,807
Duke Energy Florida LLC, 6.35%, 9/15/37		51,000	66,097
Duke Energy Florida LLC, 3.85%, 11/15/42		40,000	37,932
Duke Energy Progress, LLC, 4.15%, 12/1/44		40,000	39,727
Dynegy, Inc., 6.75%, 11/1/19		75,000	73,641
Dynegy, Inc., 7.375%, 11/1/22		280,000	269,150
Dynegy, Inc., 7.625%, 11/1/24		60,000	57,300
Edison International, 3.75%, 9/15/17		40,000	41,397
Engie SA, VRN, 4.75%, 7/10/21	EUR	100,000	113,717
Exelon Generation Co. LLC, 4.25%, 6/15/22		$40,000	40,917
Exelon Generation Co. LLC, 5.60%, 6/15/42		30,000	29,017
FirstEnergy Corp., 4.25%, 3/15/23		70,000	71,117
GenOn Energy, Inc., 9.50%, 10/15/18		165,000	146,850
GenOn Energy, Inc., 9.875%, 10/15/20		80,000	68,200
Georgia Power Co., 4.30%, 3/15/42		30,000	27,819
Nisource Finance Corp., 5.65%, 2/1/45		40,000	46,376
NRG Energy, Inc., 7.625%, 1/15/18		150,000	156,750
NRG Energy, Inc., 6.25%, 7/15/22		50,000	46,500

55

		Shares/Principal Amount	Value
NRG Energy, Inc., 6.25%, 5/1/24		$155,000	$141,050
PacifiCorp, 6.00%, 1/15/39		50,000	61,356
Potomac Electric Power Co., 3.60%, 3/15/24		40,000	41,785
Progress Energy, Inc., 3.15%, 4/1/22		40,000	39,687
RWE AG, 3.50%, 4/21/25	EUR	90,000	76,254
Sempra Energy, 6.50%, 6/1/16		$40,000	41,079
Sempra Energy, 2.40%, 3/15/20		30,000	29,664
Sempra Energy, 2.875%, 10/1/22		70,000	68,390
Southern Power Co., 5.15%, 9/15/41		20,000	19,284
SSE plc, VRN, 2.375%, 4/1/21	EUR	100,000	101,586
Talen Energy Supply LLC, 4.625%, 7/15/19(2)		$80,000	72,600
Talen Energy Supply LLC, 6.50%, 6/1/25(2)		95,000	81,344
Virginia Electric and Power Co., 4.45%, 2/15/44		20,000	20,742
Xcel Energy, Inc., 4.80%, 9/15/41		20,000	20,707
			2,982,395
Multiline Retail†
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21		70,000	20,300
J.C. Penney Corp., Inc., 5.65%, 6/1/20		70,000	60,550
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		80,000	73,969
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)		180,000	161,550
Target Corp., 4.00%, 7/1/42		100,000	97,831
			414,200
Oil, Gas and Consumable Fuels — 0.6%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20		160,000	165,027
Anadarko Petroleum Corp., 5.95%, 9/15/16		14,000	14,478
Anadarko Petroleum Corp., 6.45%, 9/15/36		40,000	44,069
Antero Resources Corp., 5.125%, 12/1/22		170,000	155,550
Antero Resources Corp., 5.625%, 6/1/23(2)		35,000	32,638
Apache Corp., 4.75%, 4/15/43		30,000	28,460
BreitBurn Energy Partners LP / BreitBurn Finance Corp., 7.875%, 4/15/22		35,000	10,325
California Resources Corp., 5.50%, 9/15/21		185,000	111,925
California Resources Corp., 6.00%, 11/15/24		200,000	120,125
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21		70,000	65,449
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		135,000	132,975
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		70,000	64,225
Chaparral Energy, Inc., 7.625%, 11/15/22		35,000	7,525
Chesapeake Energy Corp., 6.625%, 8/15/20		205,000	97,375
Chesapeake Energy Corp., 5.375%, 6/15/21		100,000	44,250
Chesapeake Energy Corp., 4.875%, 4/15/22		145,000	62,078
Chesapeake Energy Corp., 5.75%, 3/15/23		75,000	32,250
Chevron Corp., 2.43%, 6/24/20		30,000	30,371
Cimarex Energy Co., 4.375%, 6/1/24		70,000	69,285
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		50,000	51,487
Comstock Resources, Inc., 10.00%, 3/15/20(2)		65,000	38,350

56

	Shares/Principal Amount	Value
Concho Resources, Inc., 6.50%, 1/15/22	$30,000	$30,750
Concho Resources, Inc., 5.50%, 10/1/22	195,000	190,125
Concho Resources, Inc., 5.50%, 4/1/23	195,000	191,100
ConocoPhillips Holding Co., 6.95%, 4/15/29	30,000	36,681
CONSOL Energy, Inc., 5.875%, 4/15/22	90,000	59,400
Continental Resources, Inc., 3.80%, 6/1/24	30,000	24,950
Denbury Resources, Inc., 5.50%, 5/1/22	60,000	37,500
Denbury Resources, Inc., 4.625%, 7/15/23	125,000	73,125
Devon Energy Corp., 5.00%, 6/15/45	10,000	8,921
Ecopetrol SA, 4.125%, 1/16/25	30,000	25,575
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	100,000	21,500
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24	100,000	18,000
EOG Resources, Inc., 5.625%, 6/1/19	120,000	133,285
EOG Resources, Inc., 4.10%, 2/1/21	40,000	42,639
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	250,000	213,750
EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	55,000	42,350
Exxon Mobil Corp., 2.71%, 3/6/25	80,000	79,075
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	210,000	190,050
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23(2)	55,000	49,489
Halcon Resources Corp., 8.625%, 2/1/20(2)	65,000	51,431
Halcon Resources Corp., 8.875%, 5/15/21	85,000	26,350
Hess Corp., 6.00%, 1/15/40	30,000	30,125
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	70,000	64,575
Laredo Petroleum, Inc., 5.625%, 1/15/22	65,000	61,100
Laredo Petroleum, Inc., 6.25%, 3/15/23	80,000	77,400
Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	100,000	27,500
Linn Energy LLC / Linn Energy Finance Corp., 8.625%, 4/15/20	150,000	39,000
Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 9/15/21	80,000	15,550
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	30,189
MEG Energy Corp., 7.00%, 3/31/24(2)	150,000	127,875
Newfield Exploration Co., 5.75%, 1/30/22	70,000	68,957
Newfield Exploration Co., 5.625%, 7/1/24	88,000	83,380
Noble Energy, Inc., 4.15%, 12/15/21	60,000	60,240
Noble Energy, Inc., 5.875%, 6/1/22	65,000	65,319
Oasis Petroleum, Inc., 6.875%, 3/15/22	125,000	107,187
Peabody Energy Corp., 6.00%, 11/15/18	75,000	17,723
Peabody Energy Corp., 6.50%, 9/15/20	20,000	3,150
Peabody Energy Corp., 6.25%, 11/15/21	85,000	13,813
Peabody Energy Corp., 10.00%, 3/15/22(2)	45,000	10,800
Penn Virginia Corp., 8.50%, 5/1/20	65,000	14,625
Petroleos Mexicanos, 6.00%, 3/5/20	80,000	86,377
Petroleos Mexicanos, 4.875%, 1/24/22	20,000	20,110
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	27,600

57

		Shares/Principal Amount	Value
Petroleos Mexicanos, 6.625%, 6/15/35		$30,000	$29,406
Petroleos Mexicanos, 5.50%, 6/27/44		60,000	49,800
Phillips 66, 4.30%, 4/1/22		70,000	73,700
Phillips 66, 4.65%, 11/15/34		50,000	49,735
QEP Resources, Inc., 5.375%, 10/1/22		175,000	158,375
QEP Resources, Inc., 5.25%, 5/1/23		100,000	89,750
Range Resources Corp., 5.75%, 6/1/21		100,000	93,750
Range Resources Corp., 5.00%, 8/15/22		155,000	137,950
Rice Energy, Inc., 6.25%, 5/1/22		50,000	42,750
Sanchez Energy Corp., 6.125%, 1/15/23		90,000	62,325
SandRidge Energy, Inc., 8.75%, 6/1/20(2)		60,000	22,950
SandRidge Energy, Inc., 7.50%, 3/15/21		100,000	16,750
Shell International Finance BV, 2.375%, 8/21/22		80,000	77,939
Shell International Finance BV, 3.625%, 8/21/42		30,000	26,364
Shell International Finance BV, 4.55%, 8/12/43		4,000	4,080
SM Energy Co., 6.50%, 1/1/23		70,000	67,375
SM Energy Co., 5.00%, 1/15/24		70,000	61,425
Statoil ASA, 2.45%, 1/17/23		80,000	76,921
Statoil ASA, 4.80%, 11/8/43		40,000	43,277
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		100,000	95,160
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		135,000	127,912
Talisman Energy, Inc., 7.75%, 6/1/19		40,000	43,453
Tesoro Corp., 4.25%, 10/1/17		100,000	102,750
Tesoro Corp., 5.375%, 10/1/22		20,000	20,375
Total Capital Canada Ltd., 2.75%, 7/15/23		40,000	39,283
Total Capital SA, 2.125%, 8/10/18		50,000	50,703
Total SA, MTN, VRN, 2.25%, 2/26/21	EUR	100,000	101,182
Whiting Petroleum Corp., 5.75%, 3/15/21		$220,000	201,300
WPX Energy, Inc., 5.25%, 1/15/17		125,000	124,375
WPX Energy, Inc., 8.25%, 8/1/23		65,000	60,937
			6,128,910
Paper and Forest Products†
Georgia-Pacific LLC, 2.54%, 11/15/19(2)		70,000	69,916
International Paper Co., 6.00%, 11/15/41		30,000	32,241
Sappi Papier Holding GmbH, 6.625%, 4/15/21(2)		175,000	178,937
			281,094
Personal Products†
Avon Products, Inc., 6.75%, 3/15/23		85,000	56,950
Pharmaceuticals — 0.2%
Actavis Funding SCS, 3.85%, 6/15/24		120,000	121,673
Actavis Funding SCS, 4.55%, 3/15/35		40,000	39,474
Actavis, Inc., 1.875%, 10/1/17		70,000	70,135
Actavis, Inc., 3.25%, 10/1/22		18,000	17,873
Actavis, Inc., 4.625%, 10/1/42		30,000	29,272
Endo Finance LLC / Endo Finco, Inc., 7.75%, 1/15/22(2)		60,000	60,750

58

	Shares/Principal Amount	Value
Endo Finance LLC / Endo Finco, Inc., 5.875%, 1/15/23(2)	$155,000	$147,250
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(2)	135,000	131,794
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(2)	130,000	124,150
Merck & Co., Inc., 2.40%, 9/15/22	60,000	59,146
Pfizer, Inc., 5.60%, 9/15/40	20,000	22,964
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20(2)	100,000	90,000
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(2)	225,000	207,281
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(2)	65,000	61,425
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(2)	115,000	104,506
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(2)	210,000	191,100
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(2)	150,000	128,625
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(2)	140,000	121,800
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(2)	235,000	205,037
		1,934,255
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., 5.05%, 9/1/20	60,000	65,196
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23	135,000	120,825
Corrections Corp. of America, 4.125%, 4/1/20	100,000	97,750
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	75,000	76,313
DDR Corp., 3.625%, 2/1/25	40,000	38,118
Essex Portfolio LP, 3.625%, 8/15/22	20,000	20,100
Essex Portfolio LP, 3.375%, 1/15/23	30,000	29,466
Essex Portfolio LP, 3.25%, 5/1/23	20,000	19,530
HCP, Inc., 3.75%, 2/1/16	60,000	60,284
Hospitality Properties Trust, 4.65%, 3/15/24	120,000	118,841
Hospitality Properties Trust, 4.50%, 3/15/25	40,000	39,203
Host Hotels & Resorts LP, 3.75%, 10/15/23	30,000	28,910
Kilroy Realty LP, 3.80%, 1/15/23	70,000	69,602
Kilroy Realty LP, 4.375%, 10/1/25	20,000	20,389
MPT Operating Partnership LP / MPT Finance Corp., 6.875%, 5/1/21	140,000	146,650
Omega Healthcare Investors, Inc., 5.875%, 3/15/24	50,000	52,063
Realty Income Corp., 4.125%, 10/15/26	30,000	30,345
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	75,000	76,688
Senior Housing Properties Trust, 4.75%, 5/1/24	60,000	58,824
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21	40,000	42,595
Welltower, Inc., 2.25%, 3/15/18	20,000	20,002
Welltower, Inc., 3.75%, 3/15/23	60,000	59,056
		1,290,750
Real Estate Management and Development†
CBRE Services, Inc., 5.00%, 3/15/23	125,000	126,028

59

	Shares/Principal Amount	Value
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(2)	$160,000	$166,200
		292,228
Road and Rail†
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	107,766
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	40,000	42,075
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	11,556
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	30,000	27,687
CSX Corp., 4.25%, 6/1/21	50,000	53,237
CSX Corp., 3.40%, 8/1/24	60,000	60,280
Norfolk Southern Corp., 5.75%, 4/1/18	20,000	21,744
Union Pacific Corp., 4.75%, 9/15/41	80,000	86,388
		410,733
Semiconductors and Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	35,000	23,975
Advanced Micro Devices, Inc., 7.00%, 7/1/24	75,000	50,672
Amkor Technology, Inc., 6.375%, 10/1/22	75,000	72,656
Freescale Semiconductor, Inc., 6.00%, 1/15/22(2)	100,000	106,949
Intel Corp., 3.70%, 7/29/25	30,000	31,265
KLA-Tencor Corp., 4.65%, 11/1/24	20,000	20,355
Micron Technology, Inc., 5.25%, 8/1/23(2)	100,000	94,250
Micron Technology, Inc., 5.50%, 2/1/25	135,000	125,550
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(2)	65,000	64,919
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(2)	50,000	52,437
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(2)	50,000	51,812
		694,840
Software — 0.1%
Activision Blizzard, Inc., 5.625%, 9/15/21(2)	130,000	137,232
Infor US, Inc., 6.50%, 5/15/22(2)	163,000	145,070
Intuit, Inc., 5.75%, 3/15/17	172,000	181,366
Microsoft Corp., 2.375%, 5/1/23	30,000	29,507
Microsoft Corp., 2.70%, 2/12/25	50,000	49,079
Microsoft Corp., 3.125%, 11/3/25	30,000	30,238
Nuance Communications, Inc., 5.375%, 8/15/20(2)	50,000	51,000
Oracle Corp., 3.625%, 7/15/23	90,000	93,709
Oracle Corp., 3.40%, 7/8/24	10,000	10,204
		727,405
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	100,000	104,250
Ashtead Capital, Inc., 5.625%, 10/1/24(2)	70,000	71,575
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	100,000	98,625
Building Materials Holding Corp., 9.00%, 9/15/18(2)	80,000	84,800
Claire's Stores, Inc., 9.00%, 3/15/19(2)	40,000	30,400
Hertz Corp. (The), 6.75%, 4/15/19	125,000	128,125
Hertz Corp. (The), 7.375%, 1/15/21	115,000	120,234
Hertz Corp. (The), 6.25%, 10/15/22	65,000	67,925

60

	Shares/Principal Amount	Value
Home Depot, Inc. (The), 3.35%, 9/15/25	$30,000	$30,668
Home Depot, Inc. (The), 5.95%, 4/1/41	70,000	88,481
Lowe's Cos., Inc., 3.375%, 9/15/25	12,000	12,171
Michaels Stores, Inc., 5.875%, 12/15/20(2)	105,000	107,887
Petco Animal Supplies, Inc., 9.25%, 12/1/18(2)	145,000	149,169
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	61,250
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	75,000	77,766
Sonic Automotive, Inc., 7.00%, 7/15/22	80,000	84,800
Sonic Automotive, Inc., 5.00%, 5/15/23	125,000	120,312
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	85,000	80,113
United Rentals North America, Inc., 7.625%, 4/15/22	25,000	26,938
United Rentals North America, Inc., 6.125%, 6/15/23	75,000	78,750
United Rentals North America, Inc., 4.625%, 7/15/23	205,000	204,487
United Rentals North America, Inc., 5.50%, 7/15/25	200,000	200,750
		2,029,476
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 1.00%, 5/3/18	12,000	11,936
Apple, Inc., 2.85%, 5/6/21	60,000	61,630
Apple, Inc., 3.45%, 5/6/24	130,000	134,973
CommScope Technologies Finance LLC, 6.00%, 6/15/25(2)	195,000	187,200
Dell, Inc., 5.875%, 6/15/19	120,000	127,950
Hewlett-Packard Enterprise Co., 3.60%, 10/15/20(2)	80,000	80,722
HP, Inc., 4.30%, 6/1/21	50,000	50,016
NCR Corp., 5.00%, 7/15/22	65,000	63,213
		717,640
Textiles, Apparel and Luxury Goods†
L Brands, Inc., 6.625%, 4/1/21	75,000	84,562
L Brands, Inc., 5.625%, 2/15/22	140,000	149,058
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	195,000	153,075
		386,695
Tobacco†
Altria Group, Inc., 2.85%, 8/9/22	140,000	137,725
Philip Morris International, Inc., 4.125%, 5/17/21	110,000	118,245
Reynolds American, Inc., 4.45%, 6/12/25	60,000	63,158
		319,128
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc., 9.00%, 11/15/18(2)	100,000	108,250
Sprint Communications, Inc., 7.00%, 3/1/20(2)	100,000	102,313
Sprint Communications, Inc., 7.00%, 8/15/20	40,000	33,300
Sprint Communications, Inc., 6.00%, 11/15/22	220,000	165,000
Sprint Corp., 7.25%, 9/15/21	265,000	215,312
Sprint Corp., 7.875%, 9/15/23	145,000	117,087
Sprint Corp., 7.125%, 6/15/24	285,000	221,053
Sprint Corp., 7.625%, 2/15/25	70,000	55,169
T-Mobile USA, Inc., 6.625%, 11/15/20	125,000	129,062
T-Mobile USA, Inc., 6.63%, 4/28/21	120,000	125,100

61

	Shares/Principal Amount	Value
T-Mobile USA, Inc., 6.125%, 1/15/22	$75,000	$76,726
T-Mobile USA, Inc., 6.625%, 4/1/23	245,000	251,897
T-Mobile USA, Inc., 6.375%, 3/1/25	130,000	130,000
T-Mobile USA, Inc., 6.50%, 1/15/26	50,000	50,063
Vodafone Group plc, 5.625%, 2/27/17	30,000	31,525
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23(2)	190,000	183,350
		1,995,207
TOTAL CORPORATE BONDS (Cost $91,540,423)		86,566,733
U.S. TREASURY SECURITIES — 5.4%
U.S. Treasury Bonds, 4.75%, 2/15/37	430,000	573,571
U.S. Treasury Bonds, 3.50%, 2/15/39	770,000	856,430
U.S. Treasury Bonds, 2.875%, 5/15/43	200,000	195,922
U.S. Treasury Bonds, 3.00%, 11/15/44	220,000	220,434
U.S. Treasury Bonds, 2.50%, 2/15/45	1,550,000	1,398,602
U.S. Treasury Bonds, 3.00%, 5/15/45	200,000	200,312
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	4,521,742	5,456,910
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	836,676	1,007,225
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	565,006	683,573
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	1,063,570	956,957
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	320,831	278,206
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,174,104	1,223,483
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	1,232,761	1,101,099
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	5,447,572	5,442,391
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	2,573,375	2,574,296
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	2,538,675	2,532,577
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	4,064,280	4,033,826
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	2,882,511	2,995,802
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,366,690	1,336,287
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,741,982	2,683,374
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,494,747	1,446,975
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(3)	4,498,824	4,441,122
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	1,223,736	1,223,171
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	551,155	529,249
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	1,384,664	1,355,654
U.S. Treasury Notes, 0.50%, 3/31/17	950,000	946,326
U.S. Treasury Notes, 1.00%, 2/15/18	60,000	59,958
U.S. Treasury Notes, 0.75%, 4/15/18	3,050,000	3,027,424
U.S. Treasury Notes, 1.50%, 11/30/19	600,000	600,106
U.S. Treasury Notes, 1.625%, 12/31/19	350,000	351,586
U.S. Treasury Notes, 1.375%, 2/29/20	350,000	347,396
U.S. Treasury Notes, 1.375%, 3/31/20	2,750,000	2,726,958
U.S. Treasury Notes, 1.375%, 4/30/20	1,550,000	1,535,923
U.S. Treasury Notes, 1.50%, 5/31/20	550,000	547,669
U.S. Treasury Notes, 1.625%, 6/30/20	450,000	450,097
U.S. Treasury Notes, 1.375%, 9/30/20	500,000	493,545

62

	Shares/Principal Amount	Value
U.S. Treasury Notes, 1.75%, 5/15/22	$500,000	$494,004
U.S. Treasury Notes, 1.875%, 5/31/22	350,000	348,373
U.S. Treasury Notes, 1.75%, 9/30/22	60,000	59,111
U.S. Treasury Notes, 2.00%, 8/15/25	450,000	441,290
TOTAL U.S. TREASURY SECURITIES (Cost $57,008,881)		57,177,214
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 2.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.4%
FHLMC, VRN, 1.76%, 12/15/15	53,804	54,893
FHLMC, VRN, 1.85%, 12/15/15	132,092	135,082
FHLMC, VRN, 1.96%, 12/15/15	92,597	95,043
FHLMC, VRN, 1.97%, 12/15/15	95,942	98,406
FHLMC, VRN, 2.04%, 12/15/15	259,932	264,268
FHLMC, VRN, 2.32%, 12/15/15	202,193	204,254
FHLMC, VRN, 2.40%, 12/15/15	99,277	105,368
FHLMC, VRN, 2.47%, 12/15/15	50,551	53,699
FHLMC, VRN, 2.47%, 12/15/15	228,096	241,168
FHLMC, VRN, 2.50%, 12/15/15	28,695	30,408
FHLMC, VRN, 2.53%, 12/15/15	36,599	38,717
FHLMC, VRN, 2.56%, 12/15/15	70,736	75,203
FHLMC, VRN, 2.63%, 12/15/15	40,682	43,281
FHLMC, VRN, 2.86%, 12/15/15	35,550	36,489
FHLMC, VRN, 2.95%, 12/15/15	116,737	123,862
FHLMC, VRN, 3.26%, 12/15/15	89,089	94,236
FHLMC, VRN, 3.74%, 12/15/15	78,335	82,088
FHLMC, VRN, 4.05%, 12/15/15	62,863	65,943
FHLMC, VRN, 4.21%, 12/15/15	90,437	95,215
FHLMC, VRN, 4.71%, 12/15/15	68,229	71,815
FHLMC, VRN, 5.12%, 12/15/15	5,761	6,078
FHLMC, VRN, 6.12%, 12/15/15	27,377	29,005
FNMA, VRN, 1.97%, 12/25/15	108,257	113,308
FNMA, VRN, 2.00%, 12/25/15	273,662	283,742
FNMA, VRN, 2.00%, 12/25/15	174,034	180,962
FNMA, VRN, 2.00%, 12/25/15	161,503	169,359
FNMA, VRN, 2.01%, 12/25/15	264,578	277,652
FNMA, VRN, 2.01%, 12/25/15	222,948	231,743
FNMA, VRN, 2.32%, 12/25/15	40,852	43,682
FNMA, VRN, 2.41%, 12/25/15	49,491	52,414
FNMA, VRN, 2.44%, 12/25/15	130,339	138,237
FNMA, VRN, 2.52%, 12/25/15	34,622	36,951
FNMA, VRN, 2.69%, 12/25/15	129,650	132,757
FNMA, VRN, 3.36%, 12/25/15	88,278	92,113
FNMA, VRN, 3.61%, 12/25/15	54,685	57,207
FNMA, VRN, 3.91%, 12/25/15	70,359	73,937
FNMA, VRN, 5.06%, 12/25/15	107,687	114,495
		4,043,080

63

	Shares/Principal Amount	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.6%
FHLMC, 4.50%, 1/1/19	$53,294	$55,131
FHLMC, 7.00%, 8/1/29	1,386	1,561
FHLMC, 8.00%, 7/1/30	8,721	10,968
FHLMC, 5.50%, 12/1/33	60,950	68,467
FHLMC, 6.00%, 11/1/38	279,505	316,937
FHLMC, 6.50%, 7/1/47	5,286	5,834
FNMA, 3.00%, 12/10/15(5)	200,000	200,922
FNMA, 3.50%, 12/10/15(5)	2,035,000	2,108,292
FNMA, 4.00%, 12/10/15(5)	850,000	901,943
FNMA, 4.50%, 12/10/15(5)	210,000	227,038
FNMA, 5.00%, 12/10/15(5)	115,000	126,861
FNMA, 5.50%, 12/10/15(5)	85,000	94,953
FNMA, 5.50%, 12/1/16	4,542	4,604
FNMA, 5.00%, 9/1/20	33,006	35,080
FNMA, 2.625%, 9/6/24	130,000	132,376
FNMA, 7.00%, 6/1/26	402	467
FNMA, 7.50%, 3/1/27	1,187	1,191
FNMA, 7.00%, 1/1/29	4,285	4,714
FNMA, 6.50%, 4/1/29	10,878	12,475
FNMA, 6.50%, 8/1/29	7,109	8,154
FNMA, 6.50%, 12/1/29	15,531	17,814
FNMA, 7.00%, 3/1/30	3,381	3,669
FNMA, 8.00%, 7/1/30	5,549	5,676
FNMA, 7.50%, 9/1/30	2,257	2,656
FNMA, 6.625%, 11/15/30	800,000	1,144,133
FNMA, 5.00%, 7/1/31	9,229	10,216
FNMA, 7.00%, 9/1/31	10,735	11,966
FNMA, 6.50%, 1/1/32	3,923	4,501
FNMA, 6.50%, 8/1/32	6,599	7,648
FNMA, 6.50%, 11/1/32	65,317	74,917
FNMA, 5.50%, 6/1/33	20,602	23,235
FNMA, 5.50%, 8/1/33	37,419	42,190
FNMA, 5.00%, 11/1/33	278,645	309,049
FNMA, 4.50%, 9/1/35	160,878	174,451
FNMA, 5.00%, 2/1/36	218,864	242,013
FNMA, 5.50%, 1/1/37	152,709	171,421
FNMA, 6.50%, 8/1/37	119,784	133,349
FNMA, 5.00%, 4/1/40	520,650	575,469
FNMA, 4.00%, 1/1/41	1,372,981	1,471,316
FNMA, 4.50%, 1/1/41	758,719	830,540
FNMA, 4.50%, 7/1/41	681,894	744,507
FNMA, 4.50%, 9/1/41	60,873	65,959
FNMA, 4.00%, 12/1/41	454,985	486,148
FNMA, 3.50%, 5/1/42	334,977	347,753
FNMA, 3.50%, 6/1/42	190,109	197,615

64

		Shares/Principal Amount	Value
FNMA, 3.00%, 11/1/42		$647,389	$652,450
FNMA, 3.50%, 5/1/45		970,479	1,007,124
FNMA, 6.50%, 8/1/47		17,035	18,947
FNMA, 6.50%, 8/1/47		31,178	34,691
FNMA, 6.50%, 9/1/47		31,839	35,448
FNMA, 6.50%, 9/1/47		1,759	1,958
FNMA, 6.50%, 9/1/47		11,959	13,311
FNMA, 6.50%, 9/1/47		17,385	19,357
FNMA, 6.50%, 9/1/47		4,642	5,166
GNMA, 3.50%, 12/17/15(5)		275,000	287,284
GNMA, 4.00%, 12/17/15(5)		1,800,000	1,912,395
GNMA, 7.50%, 10/15/25		1,311	1,353
GNMA, 6.00%, 3/15/26		14,654	16,537
GNMA, 7.00%, 12/15/27		3,691	3,779
GNMA, 6.50%, 2/15/28		974	1,117
GNMA, 7.50%, 5/15/30		3,084	3,206
GNMA, 7.00%, 5/15/31		16,297	19,441
GNMA, 5.50%, 11/15/32		37,503	42,638
GNMA, 6.50%, 10/15/38		517,599	593,564
GNMA, 4.50%, 5/20/41		501,506	546,030
GNMA, 4.50%, 6/15/41		499,829	548,920
GNMA, 3.50%, 4/20/45		162,084	169,601
			17,350,496
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $20,815,002)			21,393,576
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.3%
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	377,000	271,959
New South Wales Treasury Corp., 4.00%, 2/20/17	AUD	164,000	121,364
			393,323
Austria†
Austria Government Bond, 4.35%, 3/15/19(2)	EUR	85,000	103,518
Austria Government Bond, 3.90%, 7/15/20(2)	EUR	45,000	56,420
Austria Government Bond, 1.65%, 10/21/24(2)	EUR	57,000	65,962
Austria Government Bond, 4.15%, 3/15/37(2)	EUR	23,000	36,511
			262,411
Belgium — 0.1%
Belgium Government Bond, 4.25%, 9/28/22	EUR	140,000	187,989
Belgium Government Bond, 2.25%, 6/22/23	EUR	217,000	260,929
Belgium Government Bond, 5.00%, 3/28/35(2)	EUR	55,000	91,583
Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	23,000	36,843
			577,344
Brazil†
Brazilian Government International Bond, 5.875%, 1/15/19		$180,000	189,450
Canada — 0.1%
Canadian Government Bond, 4.00%, 6/1/17	CAD	96,000	75,518

65

		Shares/Principal Amount	Value
Canadian Government Bond, 3.25%, 6/1/21	CAD	350,000	$292,921
Canadian Government Bond, 4.00%, 6/1/41	CAD	145,000	144,113
Province of British Columbia, 2.85%, 6/18/25	CAD	85,000	66,003
Province of Ontario Canada, 4.65%, 6/2/41	CAD	80,000	73,068
Province of Quebec Canada, 3.00%, 9/1/23	CAD	50,000	39,479
Province of Quebec Canada, 5.00%, 12/1/41	CAD	17,000	16,214
			707,316
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$100,000	102,400
Czech†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	1,000,000	51,196
Denmark†
Denmark Government Bond, 4.00%, 11/15/19	DKK	13,000	2,149
Denmark Government Bond, 7.00%, 11/10/24	DKK	147,000	32,790
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	14,413
			49,352
Finland†
Finland Government Bond, 1.625%, 9/15/22(2)	EUR	50,000	57,979
France — 0.1%
France Government Bond OAT, 3.25%, 10/25/21	EUR	345,000	432,080
France Government Bond OAT, 5.50%, 4/25/29	EUR	110,000	179,201
France Government Bond OAT, 3.25%, 5/25/45	EUR	160,000	223,433
			834,714
Germany — 0.1%
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	140,000	169,917
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	193,000	229,295
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	450,000	479,726
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	116,000	158,257
			1,037,195
Ireland†
Ireland Government Bond, 5.90%, 10/18/19	EUR	40,000	51,986
Ireland Government Bond, 3.40%, 3/18/24	EUR	76,000	96,897
			148,883
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	73,000	82,302
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	505,000	558,094
Italy Government International Bond, 6.875%, 9/27/23		$60,000	74,711
			715,107
Japan — 0.4%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	55,000,000	450,513
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	184,100,000	1,580,394
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	110,400,000	1,110,394
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	28,100,000	263,852
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	64,000,000	615,446
			4,020,599

66

		Shares/Principal Amount	Value
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	300,000	$68,967
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	1,700,000	106,243
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$200,000	223,550
Mexico Government International Bond, 5.125%, 1/15/20		$70,000	76,825
Mexico Government International Bond, 6.05%, 1/11/40		$80,000	90,100
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$60,000	56,550
			553,268
Netherlands†
Netherlands Government Bond, 3.50%, 7/15/20(2)	EUR	283,000	349,337
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	11,000	15,293
			364,630
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	57,000	40,245
Norway†
Norway Government Bond, 3.75%, 5/25/21(2)	NOK	502,000	66,287
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$40,000	47,600
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	63,450
			111,050
Poland†
Poland Government Bond, 4.00%, 10/25/23	PLN	200,000	54,534
Poland Government International Bond, 5.125%, 4/21/21		$70,000	78,442
			132,976
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	50,000	37,297
South Africa†
South Africa Government Bond, 7.75%, 2/28/23	ZAR	1,500,000	100,086
South Korea†
Korea Development Bank (The), 3.25%, 3/9/16		$80,000	80,473
Spain — 0.1%
Spain Government Bond, 4.30%, 10/31/19(2)	EUR	115,000	140,322
Spain Government Bond, 4.40%, 10/31/23(2)	EUR	275,000	359,460
Spain Government Bond, 4.20%, 1/31/37(2)	EUR	250,000	336,265
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	57,000	89,217
			925,264
Sweden†
Sweden Government Bond, 3.50%, 6/1/22	SEK	875,000	120,542
Switzerland†
Switzerland Government Bond, 2.00%, 4/28/21	CHF	302,000	339,438
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	2,200,000	67,519
United Kingdom — 0.1%
United Kingdom Gilt, 5.00%, 3/7/18	GBP	135,000	223,483

67

		Shares/Principal Amount	Value
United Kingdom Gilt, 5.00%, 3/7/25	GBP	150,000	$289,563
United Kingdom Gilt, 4.25%, 3/7/36	GBP	68,000	131,681
United Kingdom Gilt, 4.50%, 12/7/42	GBP	275,000	575,090
United Kingdom Gilt, 4.25%, 12/7/55	GBP	10,000	22,290
			1,242,107
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	24,300
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $13,748,359)			13,421,718
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 0.6%
Private Sponsor Collateralized Mortgage Obligations — 0.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33		24,595	25,831
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.61%, 12/1/15		38,642	38,667
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37		193,236	155,563
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.77%, 12/1/15		101,110	100,671
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19		28,115	28,095
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.89%, 12/1/15		180,684	179,355
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35		58,961	61,488
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.93%, 12/1/15		50,290	48,706
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.27%, 12/1/15		79,854	79,402
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.04%, 12/1/15		145,164	143,225
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 12/1/15		62,116	61,483
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.52%, 12/1/15		114,801	115,210
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.36%, 12/1/15		135,370	134,076
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 12/1/15		47,210	45,339
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.31%, 12/1/15		103,122	100,587
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.69%, 12/1/15		126,242	125,748
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.72%, 12/1/15		121,443	120,526
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.75%, 12/1/15		197,166	202,158
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.74%, 12/1/15		75,140	75,854
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.50%, 12/1/15		54,159	53,644
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.68%, 12/1/15		44,841	44,705

68

	Shares/Principal Amount	Value
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.64%, 12/1/15	$118,138	$119,069
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/15(2)	140,923	140,545
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.77%, 12/1/15	200,147	205,260
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	44,580	46,001
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.28%, 12/25/15	130,514	129,198
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.46%, 12/1/15	82,056	80,671
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.46%, 12/1/15	32,823	33,016
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.39%, 12/1/15	34,218	34,172
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/15	41,758	41,987
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	120,523	123,947
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.48%, 12/1/15	135,558	135,803
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.43%, 12/1/15	84,254	84,214
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.66%, 12/1/15	96,661	99,532
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.96%, 12/25/15	103,354	96,943
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	75,484	77,969
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 12/1/15	230,258	229,320
WaMu Mortgage Pass-Through Certificates, Series 2005-AR4, Class A5, VRN, 2.45%, 12/1/15	84,876	84,110
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.48%, 12/1/15	83,592	82,592
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.74%, 12/1/15	116,974	120,018
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.83%, 12/1/15	149,986	150,194
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	89,707	91,574
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	84,063	85,820
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	135,254	142,330
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.72%, 12/1/15	265,606	271,833
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.71%, 12/1/15	116,291	118,653
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.69%, 12/1/15	39,484	40,153
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 12/1/15	48,549	48,090
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.72%, 12/1/15	40,832	41,644

69

	Shares/Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.70%, 12/1/15	$77,862	$78,589
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.62%, 12/1/15	71,470	72,324
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 2.64%, 12/1/15	78,712	79,178
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.74%, 12/1/15	195,567	196,117
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	113,917	116,512
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.70%, 12/1/15	110,414	108,010
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.73%, 12/1/15	113,456	107,609
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 5.83%, 12/1/15	93,077	90,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR3, Class A1, VRN, 2.66%, 12/1/15	43,279	42,608
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	56,847	58,559
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	46,132	47,694
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	75,620	75,047
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	32,548	34,079
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.26%, 12/1/15	94,800	94,167
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 2.77%, 12/1/15	69,240	64,152
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	69,365	73,378
		6,233,546
U.S. Government Agency Collateralized Mortgage Obligations†
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	239,615	259,539
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	26,876	26,867
		286,406
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,542,166)		6,519,952
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 0.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	75,000	75,426
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.00%, 12/15/15(2)	275,000	273,744
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	225,000	224,634
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	275,000	280,432
BBCMS Trust, Series 2013-TYSN, Class C, 3.82%, 9/5/32(2)	100,000	103,175
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.15%, 12/15/15(2)	408,095	405,395
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.00%, 12/15/15(2)	375,000	372,569

70

	Shares/Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	$250,000	$272,176
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/15	225,000	240,959
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	250,000	265,549
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class B, VRN, 3.35%, 12/1/15(2)	125,000	123,379
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	275,000	279,063
Core Industrial Trust, Series 2015-TEXW, Class C, 3.73%, 2/10/34(2)	75,000	75,391
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	450,000	449,100
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	150,000	152,290
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/15(2)	425,000	428,703
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	125,000	136,196
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.10%, 12/15/15(2)	400,000	398,080
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/15(2)	225,000	228,057
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,761,003)		4,784,318
ASSET-BACKED SECURITIES(4) — 0.4%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(2)	50,346	53,178
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	225,000	228,018
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(2)	100,000	99,890
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	75,000	75,173
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.56%, 12/15/15	225,000	224,794
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.70%, 12/15/15(2)	225,000	224,076
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.45%, 12/15/15	100,000	99,482
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.61%, 12/7/15(2)	255,914	255,386
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.09%, 12/22/15(2)	125,000	125,042
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	82,387	82,162
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	300,000	298,843
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.37%, 12/15/15	55,581	55,517
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.59%, 12/10/15(2)	270,281	269,568
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	61,983	61,431
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	311,168	306,465
71

	Shares/Principal Amount	Value
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.20%, 12/17/15(2)	$125,000	$122,819
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.65%, 12/17/15(2)	147,150	146,217
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	3,415	3,414
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	200,000	199,679
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	169,444	168,539
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	164,175	163,281
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	84,069	82,978
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(2)	53,663	53,679
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	258,134	256,680
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	149,654	148,666
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.53%, 12/15/15	225,000	224,948
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	80,318	85,840
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	54,277	55,159
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(2)	200,000	199,981
TOTAL ASSET-BACKED SECURITIES (Cost $4,381,215)		4,370,905
EXCHANGE-TRADED FUNDS — 0.3%
iShares MSCI Japan ETF	16,300	201,957
iShares MSCI Malaysia ETF	31,667	335,670
iShares MSCI South Korea Capped ETF	7,947	419,761
iShares Russell 1000 Growth ETF	16,115	1,634,061
iShares Russell Mid-Cap Value ETF	13,517	965,384
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,511,108)		3,556,833
MUNICIPAL SECURITIES — 0.2%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	$100,000	132,642
California GO, (Building Bonds), 6.65%, 3/1/22	20,000	24,217
California GO, (Building Bonds), 7.55%, 4/1/39	20,000	29,707
California GO, (Building Bonds), 7.30%, 10/1/39	45,000	63,941
California GO, (Building Bonds), 7.60%, 11/1/40	40,000	60,307
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	45,000	42,832
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	50,000	54,813
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	50,000	65,215
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	35,000	42,357
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	15,000	19,870

72

	Shares/Principal Amount	Value
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	$10,000	$13,369
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	70,000	99,931
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	30,000	41,503
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37	5,000	6,475
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	80,000	90,379
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	50,000	63,259
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.46%, 10/1/62	10,000	9,735
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	90,000	105,157
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	140,000	171,794
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	45,000	51,974
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	10,000	12,127
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	5,000	7,016
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	55,000	66,655
Utah Housing Corp. Multifamily Housing Rev., Series 2004 B, (Tanglewood),VRDN, 0.25%, 12/2/15 (LOC: Citibank N.A.)	400,000	400,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	23,758
TOTAL MUNICIPAL SECURITIES (Cost $1,467,131)		1,699,033
COMMERCIAL PAPER(6)†
Jupiter Securitization Co. LLC, 0.38%, 12/8/15(2)	250,000	249,991
Toronto Dominion Holding, 0.38%, 3/18/16(2)	250,000	249,702
TOTAL COMMERCIAL PAPER (Cost $499,704)		499,693
RIGHTS†
Diversified Banks†
Credit Suisse Group AG(1) (Cost $—)	10,950	6,706
TEMPORARY CASH INVESTMENTS — 1.8%
SSgA U.S. Government Money Market Fund, Class N	6,252,957	6,252,957
State Street Institutional Liquid Reserves Fund, Premier Class	12,623,931	12,623,931
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,876,888)		18,876,888
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $937,481,760)		1,057,602,099
OTHER ASSETS AND LIABILITIES — (0.3)%		(3,311,213)
TOTAL NET ASSETS — 100.0%		$1,054,290,886

73

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	140,000	USD	98,132	Barclays Bank plc	12/16/15	$3,040
AUD	8,464	USD	6,080	Deutsche Bank	12/16/15	37
AUD	124,572	USD	86,276	Westpac Group	12/16/15	3,746
USD	479,613	AUD	686,590	JPMorgan Chase Bank N.A.	12/16/15	(16,554)
USD	104,777	AUD	145,951	UBS AG	12/16/15	(695)
CAD	145,093	USD	110,000	Barclays Bank plc	12/16/15	(1,356)
CAD	113,584	USD	85,205	JPMorgan Chase Bank N.A.	12/16/15	(154)
USD	821,262	CAD	1,086,980	Barclays Bank plc	12/16/15	7,342
USD	100,000	CAD	133,061	Westpac Group	12/16/15	365
USD	93,050	CAD	124,023	JPMorgan Chase Bank N.A.	12/31/15	182
USD	1,421,723	CAD	1,894,958	JPMorgan Chase Bank N.A.	12/31/15	2,774
USD	909,161	CAD	1,211,784	JPMorgan Chase Bank N.A.	12/31/15	1,774
USD	1,181,751	CAD	1,575,109	JPMorgan Chase Bank N.A.	12/31/15	2,306
USD	42,962	CAD	57,222	JPMorgan Chase Bank N.A.	12/31/15	114
USD	26,853	CAD	35,869	JPMorgan Chase Bank N.A.	12/31/15	(6)
USD	2,333	CAD	3,116	JPMorgan Chase Bank N.A.	12/31/15	(1)
USD	238,029	CHF	231,040	Barclays Bank plc	12/16/15	13,265
USD	80,000	CHF	80,150	Barclays Bank plc	12/16/15	2,028
USD	131,025	CHF	129,186	UBS AG	12/16/15	5,348
CLP	52,331,785	USD	77,271	UBS AG	12/16/15	(3,731)
USD	70,561	CLP	48,729,496	UBS AG	12/16/15	2,083
CZK	2,495,775	USD	98,348	JPMorgan Chase Bank N.A.	12/16/15	(760)
CZK	47,000	USD	1,847	JPMorgan Chase Bank N.A.	12/16/15	(10)
USD	97,440	CZK	2,474,629	JPMorgan Chase Bank N.A.	12/16/15	679
USD	57,114	CZK	1,382,958	Westpac Group	12/16/15	3,039
DKK	10,290	USD	1,502	HSBC Holdings plc	12/16/15	(44)
DKK	3,310	USD	471	UBS AG	12/16/15	(2)
USD	57,360	DKK	381,246	State Street Bank & Trust Co.	12/16/15	3,338
EUR	11,785	USD	13,215	Barclays Bank plc	12/16/15	(759)
EUR	200,000	USD	225,787	Barclays Bank plc	12/16/15	(14,400)
EUR	300,000	USD	343,523	Barclays Bank plc	12/16/15	(26,442)
EUR	61,151	USD	65,789	HSBC Holdings plc	12/16/15	(1,157)
EUR	138,855	USD	147,526	UBS AG	12/16/15	(765)
EUR	117,184	USD	124,547	UBS AG	12/16/15	(691)
EUR	489	USD	520	UBS AG	12/31/15	(2)
USD	77,117	EUR	70,000	Barclays Bank plc	12/16/15	3,132
USD	84,604	EUR	80,092	Barclays Bank plc	12/16/15	(48)
USD	13,185	EUR	11,785	Deutsche Bank	12/16/15	729
USD	18,561	EUR	17,565	HSBC Holdings plc	12/16/15	(4)
USD	8,681,098	EUR	7,742,816	JPMorgan Chase Bank N.A.	12/16/15	497,446
USD	13,112	EUR	11,631	JPMorgan Chase Bank N.A.	12/16/15	819
USD	33,601	EUR	30,000	State Street Bank & Trust Co.	12/16/15	1,893
USD	18,715	EUR	17,423	State Street Bank & Trust Co.	12/16/15	300
USD	291,212	EUR	256,563	UBS AG	12/16/15	20,041
USD	606,053	EUR	550,113	UBS AG	12/16/15	24,620
USD	413,728	EUR	373,368	UBS AG	12/16/15	19,103
USD	660,513	EUR	619,789	UBS AG	12/31/15	5,057

74

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,316	EUR	17,187	UBS AG	12/31/15	$140
USD	2,027,893	EUR	1,902,865	UBS AG	12/31/15	15,524
GBP	40,000	USD	60,894	JPMorgan Chase Bank N.A.	12/16/15	(649)
GBP	43,084	USD	65,164	UBS AG	12/16/15	(274)
USD	30,312	GBP	20,000	Barclays Bank plc	12/16/15	190
USD	20,949	GBP	13,927	JPMorgan Chase Bank N.A.	12/16/15	(26)
USD	154,463	GBP	102,265	State Street Bank & Trust Co.	12/16/15	440
USD	1,964,022	GBP	1,278,506	UBS AG	12/16/15	38,438
HUF	25,434,114	USD	90,710	UBS AG	12/16/15	(4,281)
USD	86,019	HUF	24,165,667	Deutsche Bank	12/16/15	3,901
INR	10,068,788	USD	151,183	Westpac Group	12/16/15	(128)
INR	15,098,350	USD	230,000	Westpac Group	12/16/15	(3,490)
USD	142,182	INR	9,601,550	Westpac Group	12/16/15	(1,864)
JPY	3,621,573	USD	30,000	JPMorgan Chase Bank N.A.	12/16/15	(569)
USD	80,000	JPY	9,709,600	Barclays Bank plc	12/16/15	1,094
USD	4,174,963	JPY	502,748,053	Deutsche Bank	12/16/15	89,330
USD	21,059	JPY	2,593,569	Deutsche Bank	12/16/15	(18)
USD	225,771	JPY	27,645,484	Credit Suisse AG	12/30/15	956
USD	9,315	JPY	1,143,645	Credit Suisse AG	12/30/15	15
KRW	83,790,000	USD	70,000	Westpac Group	12/16/15	2,202
KRW	176,539,171	USD	153,981	Westpac Group	12/16/15	(1,858)
USD	154,063	KRW	182,706,013	UBS AG	12/16/15	(3,375)
USD	70,000	KRW	81,305,000	UBS AG	12/16/15	(60)
MXN	666,332	USD	40,000	Barclays Bank plc	12/16/15	155
MXN	979,490	USD	58,329	Barclays Bank plc	12/16/15	698
MXN	2,539,743	USD	153,619	Deutsche Bank	12/16/15	(566)
MXN	55,865	USD	3,373	UBS AG	12/16/15	(6)
USD	153,312	MXN	2,546,329	Deutsche Bank	12/16/15	(138)
USD	110,829	MXN	1,880,994	JPMorgan Chase Bank N.A.	12/16/15	(2,526)
USD	100,000	MXN	1,679,636	UBS AG	12/16/15	(1,220)
MYR	134,634	USD	31,276	UBS AG	12/16/15	368
MYR	525,267	USD	125,213	Westpac Group	12/16/15	(1,753)
USD	50,000	MYR	215,810	UBS AG	12/16/15	(724)
USD	170,972	MYR	738,600	Westpac Group	12/16/15	(2,629)
NOK	908,359	USD	104,851	Deutsche Bank	12/16/15	(351)
USD	110,000	NOK	924,207	Barclays Bank plc	12/16/15	3,677
USD	69,055	NOK	568,032	Deutsche Bank	12/16/15	3,708
NZD	100,000	USD	64,066	Barclays Bank plc	12/16/15	1,696
NZD	1,425	USD	927	Barclays Bank plc	12/16/15	10
USD	37,223	NZD	58,591	JPMorgan Chase Bank N.A.	12/16/15	(1,308)
USD	67,353	NZD	104,444	UBS AG	12/16/15	(1,331)
PLN	8,000	USD	1,995	Deutsche Bank	12/16/15	(16)
PLN	379,101	USD	100,000	UBS AG	12/16/15	(6,221)
USD	110,867	PLN	429,639	Barclays Bank plc	12/16/15	4,586
USD	160,000	PLN	625,533	Barclays Bank plc	12/16/15	5,261
USD	57,094	PLN	215,402	JPMorgan Chase Bank N.A.	12/16/15	3,810
RUB	3,119,303	USD	47,813	UBS AG	12/16/15	(987)
USD	47,223	RUB	3,119,303	UBS AG	12/16/15	397
USD	72,018	SEK	603,895	Deutsche Bank	12/16/15	2,748
USD	57,114	SEK	475,634	UBS AG	12/16/15	2,556

75

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	765	USD	539	Barclays Bank plc	12/16/15	$3
SGD	225,212	USD	159,279	JPMorgan Chase Bank N.A.	12/16/15	309
SGD	220,094	USD	154,531	State Street Bank & Trust Co.	12/16/15	1,430
USD	41,180	SGD	58,543	JPMorgan Chase Bank N.A.	12/16/15	(305)
USD	100,000	SGD	143,695	State Street Bank & Trust Co.	12/16/15	(1,824)
USD	50,000	SGD	71,227	State Street Bank & Trust Co.	12/16/15	(472)
USD	159,371	SGD	225,574	State Street Bank & Trust Co.	12/16/15	(474)
THB	5,444,206	USD	154,542	UBS AG	12/16/15	(2,713)
THB	2,932,000	USD	80,000	Westpac Group	12/16/15	1,768
USD	71,566	THB	2,605,014	Westpac Group	12/16/15	(1,083)
USD	217,531	THB	7,914,874	Westpac Group	12/16/15	(3,200)
TRY	267,950	USD	94,023	JPMorgan Chase Bank N.A.	12/16/15	(2,446)
TRY	305,680	USD	104,148	State Street Bank & Trust Co.	12/16/15	324
USD	100,000	TRY	294,806	Barclays Bank plc	12/16/15	(756)
USD	88,993	TRY	278,824	JPMorgan Chase Bank N.A.	12/16/15	(6,301)
TWD	5,813,940	USD	179,210	UBS AG	12/16/15	(1,117)
ZAR	58,125	USD	4,109	JPMorgan Chase Bank N.A.	12/17/15	(99)
USD	105,769	ZAR	1,485,286	State Street Bank & Trust Co.	12/17/15	3,303
						$688,898

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
11	U.S. Treasury 10-Year Notes	March 2016	$1,390,813	$(3,806)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$2,178,000	Sell	5.00%	6/20/20	3.87%	$(20,405)	$118,701

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

76

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MXN	-	Mexican Peso
AUD	-	Australian Dollar	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CDX	-	Credit Derivatives Indexes	NZD	-	New Zealand Dollar
CHF	-	Swiss Franc	PIK	-	Payment in Kind
CLP	-	Chilean Peso	PJSC	-	Public Joint Stock Company
CVA	-	Certificaten Van Aandelen	PLN	-	Polish Zloty
CZK	-	Czech Koruna	RUB	-	Russian Ruble
DKK	-	Danish Krone	SEK	-	Swedish Krona
EUR	-	Euro	SEQ	-	Sequential Payer
FHLMC	-	Federal Home Loan Mortgage Corporation	SGD	-	Singapore Dollar
FNMA	-	Federal National Mortgage Association	THB	-	Thai Baht
GBP	-	British Pound	TRY	-	Turkish Lira
GDR	-	Global Depositary Receipt	TWD	-	Taiwanese Dollar
GNMA	-	Government National Mortgage Association	USD	-	United States Dollar
GO	-	General Obligation	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
HUF	-	Hungarian Forint
INR	-	Indian Rupee	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
JPY	-	Japanese Yen
KRW	-	South Korean Won	ZAR	-	South African Rand
LOC	-	Letter of Credit
MTN	-	Medium Term Note

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $31,166,207, which represented 3.0% of total net assets.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $24,265.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

(6)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(7)	Security is in default.

See Notes to Financial Statements.

77

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $937,481,760)	$1,057,602,099
Cash	131,537
Foreign currency holdings, at value (cost of $142,820)	140,159
Foreign deposits with broker for futures contracts, at value (cost of $15,000)	14,432
Deposits with broker for swap agreements	125,742
Receivable for investments sold	2,498,374
Receivable for capital shares sold	859,038
Receivable for variation margin on futures contracts	688
Receivable for variation margin on swap agreements	2,094
Unrealized appreciation on forward foreign currency exchange contracts	813,637
Dividends and interest receivable	3,337,276
Other assets	21,606
1,065,546,682

Liabilities
Payable for investments purchased	9,117,422
Payable for capital shares redeemed	884,441
Unrealized depreciation on forward foreign currency exchange contracts	124,739
Accrued management fees	922,687
Distribution and service fees payable	134,082
Accrued foreign taxes	72,425
11,255,796

Net Assets	$1,054,290,886

Net Assets Consist of:
Capital (par value and paid-in surplus)	$865,491,187
Undistributed net investment income	7,503,637
Undistributed net realized gain	60,625,946
Net unrealized appreciation	120,670,116
$1,054,290,886

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$492,452,400	60,147,775	$8.19
Institutional Class, $0.01 Par Value	$144,546,290	17,717,977	$8.16
A Class, $0.01 Par Value	$298,762,173	36,328,941	$8.22*
C Class, $0.01 Par Value	$75,880,516	9,453,432	$8.03
R Class, $0.01 Par Value	$24,105,668	2,938,467	$8.20
R6 Class, $0.01 Par Value	$18,543,839	2,274,834	$8.15
*Maximum offering price $8.72 (net asset value divided by 0.9425).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $540,147)	$16,284,481
Interest	6,794,216
23,078,697

Expenses:
Management fees	12,217,808
Distribution and service fees:
A Class	803,853
B Class	49,111
C Class	772,561
R Class	123,229
Directors' fees and expenses	39,021
Other expenses	12,821
14,018,404
Fees waived	(176,440)
13,841,964

Net investment income (loss)	9,236,733

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $14,417)	74,091,176
Futures contract transactions	43,093
Swap agreement transactions	(23,611)
Foreign currency transactions	372,674
74,483,332

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(12,272))	(89,010,008)
Futures contracts	(3,806)
Swap agreements	(20,405)
Translation of assets and liabilities in foreign currencies	586,718
(88,447,501)

Net realized and unrealized gain (loss)	(13,964,169)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,727,436)

See Notes to Financial Statements.

79

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$9,236,733	$6,832,384
Net realized gain (loss)	74,483,332	124,637,360
Change in net unrealized appreciation (depreciation)	(88,447,501)	(32,344,148)
Net increase (decrease) in net assets resulting from operations	(4,727,436)	99,125,596

Distributions to Shareholders
From net investment income:
Investor Class	(1,728,328)	(6,306,397)
Institutional Class	(704,189)	(1,513,647)
A Class	(296,716)	(3,938,741)
B Class	—	(23,225)
C Class	—	(190,667)
R Class	—	(170,291)
R6 Class	(34,115)	(424)
From net realized gains:
Investor Class	(52,269,018)	(49,893,095)
Institutional Class	(13,382,526)	(10,338,783)
A Class	(34,189,955)	(38,872,098)
B Class	(672,235)	(884,840)
C Class	(7,788,030)	(7,265,686)
R Class	(2,350,065)	(2,229,654)
R6 Class	(507,431)	(2,643)
Decrease in net assets from distributions	(113,922,608)	(121,630,191)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	49,060,546	38,619,813

Net increase (decrease) in net assets	(69,589,498)	16,115,218

Net Assets
Beginning of period	1,123,880,384	1,107,765,166
End of period	$1,054,290,886	$1,123,880,384

Undistributed net investment income	$7,503,637	$617,048

See Notes to Financial Statements.

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Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the

82

same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.15% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 0.95% for the Institutional Class and 0.55% to 0.80% for the R6 Class. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until March 31, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2015 was $82,957, $24,122, $50,347, $363, $12,627, $3,990 and $2,034 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2015 was 1.14% for the Investor Class, A Class, C Class and R Class, 0.94% for the Institutional Class and 0.79% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November 30, 2015 was 1.12% for the Investor Class, A Class, C Class and R Class, 0.92% for the Institutional Class and 0.77% for the R6 Class.

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2015 totaled $1,007,598,182, of which $105,719,090 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 totaled $1,057,603,058, of which $118,579,965 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	310,000,000		310,000,000
Sold	8,161,770	$67,857,160	11,798,310	$104,263,594
Issued in reinvestment of distributions	6,740,901	53,253,120	6,678,419	55,371,763
Redeemed	(12,175,428)	(101,148,913)	(14,709,698)	(128,695,139)
	2,727,243	19,961,367	3,767,031	30,940,218
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	4,000,421	33,607,292	4,747,470	41,638,933
Issued in reinvestment of distributions	1,771,831	13,926,597	1,419,953	11,716,289
Redeemed	(2,760,979)	(22,701,553)	(2,518,479)	(21,951,464)
	3,011,273	24,832,336	3,648,944	31,403,758
A Class/Shares Authorized	225,000,000		225,000,000
Sold	5,360,046	44,840,126	7,024,811	61,976,742
Issued in reinvestment of distributions	4,226,671	33,644,301	5,055,845	42,171,642
Redeemed	(10,873,441)	(90,741,582)	(15,747,781)	(139,992,063)
	(1,286,724)	(12,257,155)	(3,667,125)	(35,843,679)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	7,754	65,288	8,623	72,829
Issued in reinvestment of distributions	83,692	656,983	106,739	884,989
Redeemed	(885,298)	(7,269,752)	(282,347)	(2,458,822)
	(793,852)	(6,547,481)	(166,985)	(1,501,004)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	1,448,409	11,860,065	1,354,525	11,757,534
Issued in reinvestment of distributions	958,781	7,497,670	860,899	7,120,668
Redeemed	(1,537,460)	(12,604,489)	(1,416,122)	(12,269,133)
	869,730	6,753,246	799,302	6,609,069
R Class/Shares Authorized	25,000,000		25,000,000
Sold	638,792	5,329,259	605,407	5,321,252
Issued in reinvestment of distributions	295,217	2,349,929	287,352	2,399,717
Redeemed	(611,080)	(5,108,947)	(652,660)	(5,752,279)
	322,929	2,570,241	240,099	1,968,690
R6 Class/Shares Authorized	10,000,000		10,000,000
Sold	1,898,404	15,306,931	696,276	6,267,070
Issued in reinvestment of distributions	69,074	541,546	373	3,067
Redeemed	(253,506)	(2,100,485)	(138,602)	(1,227,376)
	1,713,972	13,747,992	558,047	5,042,761
Net increase (decrease)	6,564,571	$49,060,546	5,179,313	$38,619,813

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$601,827,565	$236,900,965	—
Corporate Bonds	—	86,566,733	—
U.S. Treasury Securities	—	57,177,214	—
U.S. Government Agency Mortgage-Backed Securities	—	21,393,576	—
Sovereign Governments and Agencies	—	13,421,718	—
Collateralized Mortgage Obligations	—	6,519,952	—
Commercial Mortgage-Backed Securities	—	4,784,318	—
Asset-Backed Securities	—	4,370,905	—
Exchange-Traded Funds	3,556,833	—	—
Municipal Securities	—	1,699,033	—
Commercial Paper	—	499,693	—
Rights	—	6,706	—
Temporary Cash Investments	18,876,888	—	—
	$624,261,286	$433,340,813	—
Other Financial Instruments
Swap Agreements	—	$118,701	—
Forward Foreign Currency Exchange Contracts	—	813,637	—
	—	$932,338	—

Liabilities
Other Financial Instruments
Futures Contracts	$3,806	—	—
Forward Foreign Currency Exchange Contracts	—	$124,739	—
	$3,806	$124,739	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,256,938.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $21,100,539.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 19 contracts.

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Value of Derivative Instruments as of November 30, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$2,094	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	813,637	Unrealized depreciation on forward foreign currency exchange contracts	$124,739
Interest Rate Risk	Receivable for variation margin on futures contracts*	688	Payable for variation margin on futures contracts*	—
		$816,419		$124,739

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(23,611)	Change in net unrealized appreciation (depreciation) on swap agreements	$(20,405)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	565,944	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	599,593
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	43,093	Change in net unrealized appreciation (depreciation) on futures contracts	(3,806)
		$585,426		$575,382

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 22, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2015 of $0.5615 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0854	$0.1014	$0.0655	$0.0058	$0.0456	$0.1133

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The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$13,191,779	$33,649,366
Long-term capital gains	$100,730,829	$87,980,825

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$949,555,635
Gross tax appreciation of investments	$144,706,233
Gross tax depreciation of investments	(36,659,769)
Net tax appreciation (depreciation) of investments	108,046,464
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(168,992)
Net tax appreciation (depreciation)	$107,877,472
Other book-to-tax adjustments	$(16,524)
Undistributed ordinary income	$9,311,234
Accumulated long-term gains	$71,627,517

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.19	0.08	(0.14)	(0.06)	(0.03)	(0.91)	(0.94)	$8.19	(0.27)%	1.13%	1.15%	0.98%	0.96%	94%	$492,452
2014	$9.46	0.07	0.71	0.78	(0.12)	(0.93)	(1.05)	$9.19	9.47%	1.17%	1.17%	0.76%	0.76%	77%	$527,740
2013	$8.31	0.08	1.48	1.56	(0.11)	(0.30)	(0.41)	$9.46	19.71%	1.20%	1.20%	0.96%	0.96%	79%	$507,497
2012	$7.46	0.10	0.85	0.95	(0.10)	—	(0.10)	$8.31	12.92%	1.20%	1.20%	1.30%	1.30%	80%	$442,983
2011	$7.30	0.09	0.15	0.24	(0.08)	—	(0.08)	$7.46	3.32%	1.20%	1.20%	1.19%	1.19%	91%	$445,035
Institutional Class
2015	$9.16	0.10	(0.14)	(0.04)	(0.05)	(0.91)	(0.96)	$8.16	(0.06)%	0.93%	0.95%	1.18%	1.16%	94%	$144,546
2014	$9.44	0.08	0.71	0.79	(0.14)	(0.93)	(1.07)	$9.16	9.62%	0.97%	0.97%	0.96%	0.96%	77%	$134,763
2013	$8.28	0.10	1.48	1.58	(0.12)	(0.30)	(0.42)	$9.44	20.13%	1.00%	1.00%	1.16%	1.16%	79%	$104,332
2012	$7.44	0.12	0.85	0.97	(0.13)	—	(0.13)	$8.28	13.13%	1.00%	1.00%	1.50%	1.50%	80%	$163,871
2011	$7.30	0.11	0.15	0.26	(0.12)	—	(0.12)	$7.44	3.46%	1.00%	1.00%	1.39%	1.39%	91%	$127,983

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$9.22	0.06	(0.14)	(0.08)	(0.01)	(0.91)	(0.92)	$8.22	(0.56)%	1.38%	1.40%	0.73%	0.71%	94%	$298,762
2014	$9.49	0.05	0.70	0.75	(0.09)	(0.93)	(1.02)	$9.22	9.13%	1.42%	1.42%	0.51%	0.51%	77%	$346,972
2013	$8.34	0.06	1.50	1.56	(0.11)	(0.30)	(0.41)	$9.49	19.54%	1.45%	1.45%	0.71%	0.71%	79%	$391,638
2012	$7.47	0.08	0.85	0.93	(0.06)	—	(0.06)	$8.34	12.61%	1.45%	1.45%	1.05%	1.05%	80%	$351,492
2011	$7.30	0.07	0.15	0.22	(0.05)	—	(0.05)	$7.47	2.94%	1.45%	1.45%	0.94%	0.94%	91%	$332,329
C Class
2015	$9.08	—(3)	(0.14)	(0.14)	—	(0.91)	(0.91)	$8.03	(1.27)%	2.13%	2.15%	(0.02)%	(0.04)%	94%	$75,881
2014	$9.35	(0.02)	0.70	0.68	(0.02)	(0.93)	(0.95)	$9.08	8.36%	2.17%	2.17%	(0.24)%	(0.24)%	77%	$77,937
2013	$8.27	—(3)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.35	18.57%	2.20%	2.20%	(0.04)%	(0.04)%	79%	$72,756
2012	$7.39	0.02	0.86	0.88	—	—	—	$8.27	11.91%	2.20%	2.20%	0.30%	0.30%	80%	$57,519
2011	$7.24	0.01	0.14	0.15	—	—	—	$7.39	2.07%	2.20%	2.20%	0.19%	0.19%	91%	$54,470
R Class
2015	$9.22	0.04	(0.15)	(0.11)	—	(0.91)	(0.91)	$8.20	(0.89)%	1.63%	1.65%	0.48%	0.46%	94%	$24,106
2014	$9.48	0.02	0.72	0.74	(0.07)	(0.93)	(1.00)	$9.22	8.96%	1.67%	1.67%	0.26%	0.26%	77%	$24,106
2013	$8.35	0.04	1.49	1.53	(0.10)	(0.30)	(0.40)	$9.48	19.18%	1.70%	1.70%	0.46%	0.46%	79%	$22,513
2012	$7.47	0.06	0.85	0.91	(0.03)	—	(0.03)	$8.35	12.30%	1.70%	1.70%	0.80%	0.80%	80%	$21,458
2011	$7.28	0.05	0.15	0.20	(0.01)	—	(0.01)	$7.47	2.78%	1.70%	1.70%	0.69%	0.69%	91%	$18,226

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2015	$9.16	0.11	(0.15)	(0.04)	(0.06)	(0.91)	(0.97)	$8.15	0.00%	0.78%	0.80%	1.33%	1.31%	94%	$18.544
2014	$9.44	0.08	0.72	0.80	(0.15)	(0.93)	(1.08)	$9.16	9.82%	0.80%	0.80%	1.13%	1.13%	77%	$5,136
2013(4)	$8.88	0.03	0.53	0.56	—	—	—	$9.44	6.31%	0.85%(5)	0.85%(5)	1.12%(5)	1.12%(5)	79%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

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Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

96

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

97

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

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other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board and the Advisor agreed to a reduction of the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 1.15% to 1.10%) for at least one year, beginning August 1, 2015. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

99

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For corporate taxpayers, the fund hereby designates $5,557,907, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,390,697 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2015.

The fund hereby designates $100,730,829, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

102

Notes

103

Notes

104

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87757 1601

ANNUAL REPORT	NOVEMBER 30, 2015

Strategic Allocation: Conservative Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	-0.25%	6.32%	5.16%	5.92%	2/15/96
S&P 500 Index	—	2.75%	14.39%	7.48%	8.15%(1)	—
Barclays U.S. Aggregate Bond Index	—	0.97%	3.09%	4.65%	5.48%(1)	—
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	0.05%	1.20%	2.44%(1)	—
Institutional Class	ACCIX	0.02%	6.55%	5.35%	5.17%	8/1/00
A Class(2)	ACCAX					10/2/96
No sales charge*		-0.52%	6.06%	4.88%	5.67%
With sales charge*		-6.27%	4.81%	4.27%	5.35%
C Class	AACCX	-1.38%	5.25%	4.10%	4.30%	9/30/04
R Class	AACRX	-0.77%	5.80%	4.62%	4.67%	3/31/05
R6 Class	AACDX	0.09%	—	—	4.56%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $16,536

S&P 500 Index — $20,574

Barclays U.S. Aggregate Bond Index — $15,750

Barclays U.S. 1–3 Month Treasury Bill Index — $11,269

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Strategic Allocation: Conservative returned -0.25%* for the fiscal year ended November 30, 2015. Global financial markets faced a number of difficulties during the reporting period including disappointing global growth, falling oil and commodity prices, and geopolitical instability. U.S.-based investments, both equity and fixed-income, outperformed their non-U.S. counterparts, generally producing modest advances. Among U.S. equities, small-cap stocks outperformed both large- and mid-cap stocks and growth led value across all capitalization ranges. Non-U.S. equities generally fell during the period, with emerging markets producing the largest declines. Fixed-income returns also diverged. U.S.-based investment-grade bonds managed slight advances as yields on U.S. Treasuries fell and the U.S. Federal Reserve (Fed) kept interest rates unchanged. High-yield bonds produced negative returns and non-U.S. high-quality bonds declined significantly, due in large part to currency weakness relative to the U.S. dollar.

Strategic Allocation: Conservative's neutral asset mix throughout the period was 45% stocks, 47% bonds, and 8% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. Over the course of the reporting period we maintained an overweight allocation to stocks with a subsequent underweight to bonds and cash, which was beneficial at the margin as equities generally outpaced fixed-income investments.

Within the stock component, overweight positioning in large- and mid-cap growth stocks was funded by limited exposure to large-cap value equities as well as high-quality bonds. Remaining underweight to high-quality bonds in favor of growth equities was beneficial, as was our preference for growth over value equities given their significant outperformance. We reduced the fund’s equity overweight in August by bringing the non-U.S. equity allocation back to neutral, which helped to offset some of the effects of equity market declines late in the summer. Likewise, we removed our long-standing overweight to growth after a period in which growth outperformed value by a wide margin.

Equities Produced Mixed Returns

The U.S. equity portion of Strategic Allocation: Conservative generally produced gains during the period, driven by positive returns of the fund’s small-cap value, large-cap growth, and mid-cap growth segments, the fund’s top absolute performers. Stock selection of the underlying equity allocations also contributed positively to overall returns. Among U.S. equities, the mid- and large-cap value components as well as mid-cap growth holdings produced strong performance relative to their underlying benchmarks.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The fund’s non-U.S. equity holdings generally declined, detracting from absolute results. This negative effect was most pronounced in the non-U.S. large-cap value allocation, which was among the largest absolute detractors from results. Although the fund’s non-U.S. developed large-cap growth portion also produced negative absolute performance, successful stock selection led the segment to significantly outperform its underlying benchmark. Conversely, stock selection results were detrimental in the disciplined large-cap core and disciplined large-cap growth allocations, whose focus on high-quality, attractively valued stocks went unrewarded in a year when markets favored more expensive growth names.

Fixed-Income Results Varied

On balance, the fund’s U.S. fixed-income investments contributed to overall results as our high-quality bond allocation advanced modestly and surpassed the return of its underlying benchmark due to positive security selection. However, this positive effect was diminished by our non-U.S. fixed-income and inflation-adjusted bond components, both of which declined and had a pronounced effect on the fund’s absolute returns.

Outlook

As we approach 2016, economic fundamentals in the U.S. continue to support our base case for moderate growth, while economic fundamentals in Europe, Japan, and China remain mixed. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the Fed raises interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. We expect that a strong U.S. dollar, weak commodity prices, uncertainty around numerous geopolitical events, and low interest rates in Europe will mean a gradual increase in U.S. interest rates. Given this backdrop, we narrowly favor equities over fixed-income investments, with overweight positions to U.S.-based stocks and underweights in non-U.S. equities. Likewise, we maintain limited exposure to high-quality bonds, both in the U.S. and elsewhere.

By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Common Stocks	% of net assets
Apple, Inc.	0.8%
Alphabet, Inc., Class A	0.7%
JPMorgan Chase & Co.	0.5%
Amazon.com, Inc.	0.4%
Pfizer, Inc.	0.4%
Cisco Systems, Inc.	0.4%
PepsiCo, Inc.	0.4%
Oracle Corp.	0.4%
Philip Morris International, Inc.	0.4%
Facebook, Inc., Class A	0.3%

Geographic Composition of Common Stocks	% of net assets
United States	37.7%
United Kingdom	2.1%
Japan	1.3%
France	1.3%
Other Countries	4.1%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.1 years
Average Duration (effective)	5.2 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	37.7%
Foreign Common Stocks*	8.8%
U.S. Treasury Securities	15.4%
Corporate Bonds	10.4%
U.S. Government Agency Mortgage-Backed Securities	7.5%
Sovereign Governments and Agencies	7.5%
Municipal Securities	2.2%
Collateralized Mortgage Obligations	1.8%
Asset-Backed Securities	1.5%
Commercial Mortgage-Backed Securities	1.5%
Commercial Paper	1.0%
Exchange-Traded Funds	0.2%
Rights	—**
Temporary Cash Investments	6.0%
Other Assets and Liabilities	(1.5)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$981.50	$4.97	1.00%
Institutional Class	$1,000	$983.20	$3.98	0.80%
A Class	$1,000	$979.80	$6.20	1.25%
C Class	$1,000	$974.60	$9.90	2.00%
R Class	$1,000	$978.10	$7.44	1.50%
R6 Class	$1,000	$983.20	$3.23	0.65%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.06	1.00%
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
A Class	$1,000	$1,018.80	$6.33	1.25%
C Class	$1,000	$1,015.04	$10.10	2.00%
R Class	$1,000	$1,017.55	$7.59	1.50%
R6 Class	$1,000	$1,021.81	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares/Principal Amount	Value
COMMON STOCKS — 46.5%
Aerospace and Defense — 1.4%
Astronics Corp.(1)	498	$19,268
B/E Aerospace, Inc.	3,706	171,291
BAE Systems plc	23,830	185,374
Boeing Co. (The)	8,971	1,304,832
Cubic Corp.	707	34,332
Finmeccanica SpA(1)	3,255	47,150
General Dynamics Corp.	4,139	606,198
Honeywell International, Inc.	16,976	1,764,655
Huntington Ingalls Industries, Inc.	4,356	570,287
L-3 Communications Holdings, Inc.	833	101,968
Lockheed Martin Corp.	3,592	787,223
Raytheon Co.	2,050	254,261
Saab AB, B Shares	1,239	38,398
Spirit AeroSystems Holdings, Inc., Class A(1)	9,217	483,432
Textron, Inc.	13,475	574,978
United Technologies Corp.	9,010	865,410
		7,809,057
Air Freight and Logistics — 0.2%
bpost SA	1,705	41,433
Royal Mail plc	17,140	125,484
United Parcel Service, Inc., Class B	7,307	752,694
XPO Logistics, Inc.(1)	1,587	48,404
		968,015
Airlines — 0.5%
Alaska Air Group, Inc.	5,797	462,195
Allegiant Travel Co.	102	17,863
American Airlines Group, Inc.	2,738	112,970
Delta Air Lines, Inc.	4,844	225,052
easyJet plc	1,766	43,966
International Consolidated Airlines Group SA(1)	32,781	279,936
Japan Airlines Co. Ltd.	5,000	170,999
Qantas Airways Ltd.	194,948	513,189
Ryanair Holdings plc ADR	3,854	296,373
Southwest Airlines Co.	12,501	573,546
Spirit Airlines, Inc.(1)	2,294	84,350
United Continental Holdings, Inc.(1)	4,650	259,145
		3,039,584
Auto Components — 0.6%
BorgWarner, Inc.	8,040	343,228
Continental AG	770	186,057

10

	Shares/Principal Amount	Value
Cooper Tire & Rubber Co.	1,590	$66,764
Cooper-Standard Holding, Inc.(1)	41	3,032
Dana Holding Corp.	887	14,582
Delphi Automotive plc	16,288	1,431,389
Faurecia	3,060	114,870
Gentex Corp.	456	7,631
Goodyear Tire & Rubber Co. (The)	12,971	452,428
Lear Corp.	1,373	172,861
Plastic Omnium SA	1,328	38,831
Stoneridge, Inc.(1)	931	13,621
Tower International, Inc.	975	29,893
Valeo SA	2,375	367,739
		3,242,926
Automobiles — 0.6%
Fiat Chrysler Automobiles NV(1)	6,447	92,093
Ford Motor Co.	63,990	916,977
Fuji Heavy Industries Ltd.	10,400	429,855
Harley-Davidson, Inc.	5,710	279,333
Honda Motor Co., Ltd.	1,400	45,514
Honda Motor Co., Ltd. ADR	6,856	224,054
Isuzu Motors Ltd.	12,500	140,638
Mitsubishi Motors Corp.	1,100	9,794
Peugeot SA(1)	15,878	283,680
Suzuki Motor Corp.	10,000	307,474
Tesla Motors, Inc.(1)	398	91,643
Thor Industries, Inc.	4,052	234,692
Toyota Motor Corp.	1,600	99,522
		3,155,269
Banks — 3.3%
Australia & New Zealand Banking Group Ltd.	7,488	147,026
Banco Santander SA	21,868	119,405
Bank Hapoalim BM	33,722	174,378
Bank of America Corp.	88,200	1,537,326
Bank of Hawaii Corp.	4,007	277,244
Bank of Ireland(1)	762,283	284,303
Bank of the Ozarks, Inc.	959	52,055
Bank of Yokohama Ltd. (The)	4,000	23,542
BankUnited, Inc.	6,687	252,769
Barclays plc	89,298	300,185
BB&T Corp.	7,941	306,681
BNP Paribas SA	2,481	147,081
BOC Hong Kong Holdings Ltd.	4,000	12,253
BOK Financial Corp.	3,102	213,573
Boston Private Financial Holdings, Inc.	2,006	24,273
Capital Bank Financial Corp., Class A	1,931	65,113
Cathay General Bancorp	1,060	36,379
11

	Shares/Principal Amount	Value
Chiba Bank Ltd. (The)	5,000	$34,484
China Merchants Bank Co. Ltd., H Shares	10,500	24,674
Citigroup, Inc.	17,336	937,704
Comerica, Inc.	4,609	213,627
Commerce Bancshares, Inc.	9,049	415,525
Commonwealth Bank of Australia	229	13,155
Cullen / Frost Bankers, Inc.	3,600	251,244
Dah Sing Banking Group Ltd.	15,200	29,642
Eagle Bancorp, Inc.(1)	721	39,388
Erste Group Bank AG(1)	10,927	335,264
FCB Financial Holdings, Inc., Class A(1)	2,474	96,362
FinecoBank Banca Fineco SpA	3,827	29,881
First Financial Bankshares, Inc.	1,568	56,307
First NBC Bank Holding Co.(1)	364	15,412
Hang Seng Bank Ltd.	12,000	217,452
Home Bancshares, Inc.	1,141	51,482
HSBC Holdings plc	46,773	373,005
ING Groep NV CVA	27,294	374,743
Intesa Sanpaolo SpA	173,500	595,395
JPMorgan Chase & Co.	40,566	2,704,941
Juroku Bank Ltd. (The)	4,000	16,019
KBC Groep NV	10,938	652,945
KeyCorp	16,510	216,446
LegacyTexas Financial Group, Inc.	2,048	62,484
Lloyds Banking Group plc	255,377	280,621
M&T Bank Corp.	3,434	430,383
Mitsubishi UFJ Financial Group, Inc.	35,500	227,823
Mizrahi Tefahot Bank Ltd.	710	8,401
Mizuho Financial Group, Inc.	4,400	8,882
National Australia Bank Ltd.	1,200	25,506
Oversea-Chinese Banking Corp. Ltd.	7,800	47,943
PNC Financial Services Group, Inc. (The)	10,353	988,815
ServisFirst Bancshares, Inc.	300	14,766
Seven Bank Ltd.	25,800	112,967
Signature Bank(1)	1,452	229,634
Societe Generale SA	654	31,219
Southside Bancshares, Inc.	1,971	55,661
Standard Chartered plc	4,412	37,025
Sumitomo Mitsui Financial Group, Inc.	15,400	587,602
SunTrust Banks, Inc.	4,962	215,450
Suruga Bank Ltd.	3,100	62,755
SVB Financial Group(1)	968	128,241
Texas Capital Bancshares, Inc.(1)	1,026	60,821
U.S. Bancorp	21,930	962,508
UMB Financial Corp.	1,717	90,486
United Overseas Bank Ltd.	2,200	30,242

12

	Shares/Principal Amount	Value
Valley National Bancorp	2,526	$28,140
Virgin Money Holdings UK plc	10,140	54,352
Wells Fargo & Co.	34,168	1,882,657
Westamerica Bancorporation	8,526	417,774
Westpac Banking Corp.	9,644	224,232
		18,976,073
Beverages — 0.6%
Anheuser-Busch InBev NV	1,838	236,819
Boston Beer Co., Inc. (The), Class A(1)	348	74,340
Brown-Forman Corp., Class B	2,101	215,437
Coca-Cola Bottling Co. Consolidated	170	32,924
Coca-Cola Co. (The)	2,717	115,799
Constellation Brands, Inc., Class A	4,221	592,037
PepsiCo, Inc.	21,198	2,123,192
Pernod-Ricard SA	1,820	207,098
Treasury Wine Estates Ltd.	9,262	50,706
		3,648,352
Biotechnology — 1.3%
AbbVie, Inc.	14,898	866,319
ACADIA Pharmaceuticals, Inc.(1)	487	18,482
Acceleron Pharma, Inc.(1)	253	10,846
Actelion Ltd.	990	139,044
Aimmune Therapeutics, Inc.(1)	434	9,283
Alder Biopharmaceuticals, Inc.(1)	434	16,171
Alexion Pharmaceuticals, Inc.(1)	2,257	402,739
Amgen, Inc.	8,118	1,307,810
Anacor Pharmaceuticals, Inc.(1)	394	45,992
Biogen, Inc.(1)	4,244	1,217,434
BioMarin Pharmaceutical, Inc.(1)	2,256	215,155
Bluebird Bio, Inc.(1)	63	5,591
Celgene Corp.(1)	1,109	121,380
Celldex Therapeutics, Inc.(1)	436	7,852
Cepheid, Inc.(1)	402	14,448
Chimerix, Inc.(1)	358	14,463
Clovis Oncology, Inc.(1)	178	5,598
Dyax Corp.(1)	558	18,782
Dynavax Technologies Corp.(1)	496	13,834
Eagle Pharmaceuticals, Inc.(1)	384	35,190
Exelixis, Inc.(1)	1,845	10,553
Genmab A/S(1)	742	95,626
Gilead Sciences, Inc.	16,398	1,737,532
Halozyme Therapeutics, Inc.(1)	789	14,044
ImmunoGen, Inc.(1)	765	10,381
Incyte Corp.(1)	3,422	390,929
Innate Pharma SA(1)	1,084	15,885
Insmed, Inc.(1)	498	8,122

13

	Shares/Principal Amount	Value
Isis Pharmaceuticals, Inc.(1)	127	$7,752
Kite Pharma, Inc.(1)	218	17,957
Ligand Pharmaceuticals, Inc., Class B(1)	128	13,706
Merrimack Pharmaceuticals, Inc.(1)	970	9,128
Momenta Pharmaceuticals, Inc.(1)	474	8,466
Neurocrine Biosciences, Inc.(1)	498	27,076
Novavax, Inc.(1)	2,241	19,183
Portola Pharmaceuticals, Inc.(1)	352	17,463
Prothena Corp. plc(1)	251	17,706
Radius Health, Inc.(1)	232	14,108
Raptor Pharmaceutical Corp.(1)	694	4,386
Regeneron Pharmaceuticals, Inc.(1)	414	225,423
Repligen Corp.(1)	287	8,159
Sarepta Therapeutics, Inc.(1)	202	7,426
Spark Therapeutics, Inc.(1)	184	10,633
TESARO, Inc.(1)	230	11,739
Ultragenyx Pharmaceutical, Inc.(1)	229	22,515
Vertex Pharmaceuticals, Inc.(1)	936	121,081
		7,333,392
Building Products — 0.2%
Apogee Enterprises, Inc.	768	38,569
Continental Building Products, Inc.(1)	2,101	38,322
CSW Industrials, Inc.(1)	887	32,473
Lennox International, Inc.	2,019	274,423
Masonite International Corp.(1)	813	53,625
NCI Building Systems, Inc.(1)	1,391	16,497
Owens Corning	8,672	406,197
PGT, Inc.(1)	2,321	25,810
TOTO Ltd.	1,500	51,787
Trex Co., Inc.(1)	623	26,976
USG Corp.(1)	6,740	162,299
		1,126,978
Capital Markets — 1.2%
Affiliated Managers Group, Inc.(1)	2,285	404,971
Ameriprise Financial, Inc.	8,149	920,429
Ares Management LP	2,149	30,236
BlackRock, Inc.	1,030	374,632
Credit Suisse Group AG	3,640	78,259
Deutsche Bank AG	3,549	91,136
Evercore Partners, Inc., Class A	747	41,481
Franklin Resources, Inc.	6,486	271,893
Goldman Sachs Group, Inc. (The)	3,150	598,563
HFF, Inc., Class A	452	15,535
Ichigo, Inc.	11,100	31,019
Invesco Ltd.	24,560	827,426
Investec plc	20,375	173,380

14

	Shares/Principal Amount	Value
Jafco Co. Ltd.	1,500	$59,586
Legg Mason, Inc.	11,058	490,754
LPL Financial Holdings, Inc.	4,896	225,118
Magellan Financial Group Ltd.	3,680	68,983
Man Group plc	60,014	147,512
Moelis & Co., Class A	562	16,585
Northern Trust Corp.	14,877	1,114,882
SBI Holdings, Inc.	8,900	100,857
SEI Investments Co.	1,220	66,356
State Street Corp.	3,770	273,627
T. Rowe Price Group, Inc.	2,979	226,851
		6,650,071
Chemicals — 1.2%
Air Products & Chemicals, Inc.	4,051	554,541
Akzo Nobel NV	3,029	215,443
Arkema SA	1,580	113,833
Axalta Coating Systems Ltd.(1)	6,223	180,591
BASF SE	556	46,020
Cabot Corp.	9,925	432,135
Chr Hansen Holding A/S	492	30,874
Croda International plc	3,970	171,484
Dow Chemical Co. (The)	29,615	1,543,830
Eastman Chemical Co.	438	31,821
Huntsman Corp.	1,412	17,678
Innophos Holdings, Inc.	917	27,253
Innospec, Inc.	784	45,786
Johnson Matthey plc	7,330	312,424
LANXESS AG	4,802	244,545
LyondellBasell Industries NV, Class A	9,728	932,137
Minerals Technologies, Inc.	1,601	98,526
Mitsubishi Chemical Holdings Corp.	22,900	150,068
Mosaic Co. (The)	8,491	268,655
PolyOne Corp.	1,009	36,304
PPG Industries, Inc.	2,304	243,625
Sensient Technologies Corp.	260	17,378
Sherwin-Williams Co. (The)	1,325	365,793
Sumitomo Chemical Co. Ltd.	26,000	149,115
Symrise AG	5,731	387,889
Teijin Ltd.	40,000	142,323
Tosoh Corp.	8,000	44,842
		6,804,913
Commercial Services and Supplies — 0.6%
ABM Industries, Inc.	818	24,270
ADT Corp. (The)	9,205	326,502
Brink's Co. (The)	1,233	39,678
Clean Harbors, Inc.(1)	7,848	339,740

15

	Shares/Principal Amount	Value
dorma+kaba Holding AG	136	$87,375
Downer EDI Ltd.	12,340	32,217
HNI Corp.	428	18,943
InnerWorkings, Inc.(1)	3,225	27,606
Interface, Inc.	350	6,958
KAR Auction Services, Inc.	7,302	276,965
Multi-Color Corp.	1,734	108,392
Pitney Bowes, Inc.	12,767	275,767
Republic Services, Inc.	19,554	859,007
Societe BIC SA	347	57,083
Stericycle, Inc.(1)	1,317	158,988
Tyco International plc	16,024	565,808
		3,205,299
Communications Equipment — 0.6%
Cisco Systems, Inc.	84,411	2,300,200
F5 Networks, Inc.(1)	15	1,545
Harris Corp.	1,640	136,333
Infinera Corp.(1)	1,428	32,159
Juniper Networks, Inc.	3,979	119,887
Motorola Solutions, Inc.	5,710	409,864
Polycom, Inc.(1)	1,296	17,664
QUALCOMM, Inc.	4,205	205,162
Ruckus Wireless, Inc.(1)	2,359	27,010
		3,249,824
Construction and Engineering†
CIMIC Group Ltd.	4,755	86,142
Great Lakes Dredge & Dock Corp.(1)	3,391	15,361
Peab AB	7,049	53,827
Skanska AB, B Shares	5,699	113,434
		268,764
Construction Materials†
CRH plc	5,790	170,370
Headwaters, Inc.(1)	1,869	35,829
Summit Materials, Inc., Class A(1)	1,284	29,237
		235,436
Consumer Finance — 0.3%
Capital One Financial Corp.	7,600	596,676
Discover Financial Services	14,364	815,301
Provident Financial plc	1,315	70,744
Synchrony Financial(1)	15,347	488,495
		1,971,216
Containers and Packaging — 0.4%
Amcor Ltd.	22,400	219,020
Avery Dennison Corp.	4,223	278,549
Ball Corp.	3,677	255,257
Bemis Co., Inc.	3,549	167,229

16

	Shares/Principal Amount	Value
Berry Plastics Group, Inc.(1)	7,384	$268,482
Graphic Packaging Holding Co.	5,139	70,250
Multi Packaging Solutions International Ltd.(1)	2,977	50,341
Smurfit Kappa Group plc	10,293	281,229
Sonoco Products Co.	8,020	351,437
WestRock Co.	10,808	547,209
		2,489,003
Distributors†
LKQ Corp.(1)	8,155	240,491
Diversified Consumer Services — 0.1%
2U, Inc.(1)	851	20,526
Bright Horizons Family Solutions, Inc.(1)	797	52,865
H&R Block, Inc.	9,555	350,573
Nord Anglia Education, Inc.(1)	1,541	32,715
ServiceMaster Global Holdings, Inc.(1)	1,013	37,967
Steiner Leisure, Ltd.(1)	512	32,195
Strayer Education, Inc.(1)	597	35,337
		562,178
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	5,476	734,277
Compass Diversified Holdings	2,312	37,038
Element Financial Corp.(1)	9,145	117,099
Euronext NV	1,919	95,466
EXOR SpA	1,445	64,763
Financial Products Group Co. Ltd.	6,000	40,991
Investment AB Kinnevik, B Shares	1,611	49,558
Investor AB, B Shares	4,739	180,610
Japan Exchange Group, Inc.	3,900	61,145
London Stock Exchange Group plc	7,430	296,543
MarketAxess Holdings, Inc.	356	38,014
Markit Ltd.(1)	6,165	181,867
McGraw Hill Financial, Inc.	2,589	249,761
Nasdaq, Inc.	2,215	129,843
ORIX Corp.	28,600	412,737
Zenkoku Hosho Co. Ltd.	1,000	32,778
		2,722,490
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	7,153	240,841
Bezeq The Israeli Telecommunication Corp. Ltd.	10,022	21,589
BT Group plc	20,045	149,877
Cellnex Telecom SAU(1)	12,090	219,644
CenturyLink, Inc.	15,545	418,627
Deutsche Telekom AG	10,038	185,122
Iliad SA	510	113,749
inContact, Inc.(1)	3,105	30,646
Inmarsat plc	9,030	151,641

17

	Shares/Principal Amount	Value
Nippon Telegraph & Telephone Corp.	5,500	$203,960
Orange SA	8,852	153,008
Telefonica SA	10,074	124,265
Telstra Corp. Ltd.	26,962	104,514
Verizon Communications, Inc.	8,873	403,278
		2,520,761
Electric Utilities — 0.7%
ALLETE, Inc.	433	22,061
Edison International	8,838	524,624
EDP - Energias de Portugal SA	49,355	164,521
El Paso Electric Co.	357	13,798
Endesa SA	5,685	117,607
Enel SpA	19,274	84,999
Great Plains Energy, Inc.	11,007	297,079
Mighty River Power Ltd.	10,728	20,479
NextEra Energy, Inc.	5,224	521,669
OGE Energy Corp.	1,289	33,656
PPL Corp.	9,660	328,826
Tokyo Electric Power Co., Inc.(1)	23,500	143,940
Westar Energy, Inc.	19,777	844,082
Xcel Energy, Inc.	20,782	741,086
		3,858,427
Electrical Equipment — 0.4%
Acuity Brands, Inc.	925	213,564
AMETEK, Inc.	1,614	91,127
Eaton Corp. plc	5,820	338,491
Emerson Electric Co.	10,871	543,550
Gamesa Corp. Tecnologica SA	5,909	103,449
Legrand SA	4,650	273,553
Nexans SA(1)	1,928	73,741
Nidec Corp.	3,800	293,813
Rockwell Automation, Inc.	1,235	131,453
Vestas Wind Systems A/S	2,874	187,515
		2,250,256
Electronic Equipment, Instruments and Components — 0.4%
Fingerprint Cards AB, B Shares(1)	300	21,326
Hexagon AB, B Shares	8,920	323,692
Ingenico Group SA	1,393	175,362
Ingram Micro, Inc., Class A	1,208	37,363
Keyence Corp.	400	216,799
Keysight Technologies, Inc.(1)	12,615	388,668
Mercury Systems, Inc.(1)	853	16,702
Murata Manufacturing Co. Ltd.	3,000	465,475
TDK Corp.	700	50,325
TE Connectivity Ltd.	8,894	596,699
TTM Technologies, Inc.(1)	2,632	20,635
		2,313,046

18

	Shares/Principal Amount	Value
Energy Equipment and Services — 0.5%
Atwood Oceanics, Inc.	7,624	$121,069
Cameron International Corp.(1)	9,482	647,526
Dril-Quip, Inc.(1)	418	26,380
FMC Technologies, Inc.(1)	9,052	307,949
Forum Energy Technologies, Inc.(1)	1,812	28,376
Halliburton Co.	21,360	851,196
Helmerich & Payne, Inc.	6,059	352,937
Matrix Service Co.(1)	778	17,886
Petrofac Ltd.	3,934	48,881
Schlumberger Ltd.	3,425	264,239
Technip SA	421	22,067
TGS Nopec Geophysical Co. ASA	9,249	177,838
Transocean Ltd., New York Shares	7,826	112,381
Transocean Ltd.	2,373	34,251
		3,012,976
Food and Staples Retailing — 1.1%
Axfood AB	856	15,546
Carrefour SA	9,010	277,779
Casey's General Stores, Inc.	326	37,904
Costco Wholesale Corp.	1,707	275,544
CVS Health Corp.	15,891	1,495,184
Fresh Market, Inc. (The)(1)	1,116	26,762
Jeronimo Martins SGPS SA	26,287	364,805
Koninklijke Ahold NV	8,987	195,507
Kroger Co. (The)	25,611	964,510
Metro AG	4,135	137,880
Seven & i Holdings Co. Ltd.	8,700	390,122
Sundrug Co. Ltd.	1,000	64,419
Sysco Corp.	35,135	1,444,049
Wal-Mart Stores, Inc.	11,824	695,724
WM Morrison Supermarkets plc	71,455	164,118
		6,549,853
Food Products — 0.9%
Associated British Foods plc	4,246	226,763
Cal-Maine Foods, Inc.	1,212	66,066
Calbee, Inc.	2,200	90,967
Chocoladefabriken Lindt & Spruengli AG	40	241,240
ConAgra Foods, Inc.	15,106	618,289
Danone SA	1,334	93,488
Dean Foods Co.	13,081	245,399
Ezaki Glico Co. Ltd.	900	45,256
Flowers Foods, Inc.	1,172	27,565
General Mills, Inc.	4,554	263,039
Hain Celestial Group, Inc. (The)(1)	2,920	124,684
Hershey Co. (The)	2,970	256,341

19

	Shares/Principal Amount	Value
Ingredion, Inc.	604	$59,536
Inventure Foods, Inc.(1)	2,044	15,453
J&J Snack Foods Corp.	153	17,852
J.M. Smucker Co. (The)	4,090	495,667
Kellogg Co.	5,630	387,175
Kerry Group plc, A Shares	3,350	270,378
Mead Johnson Nutrition Co.	4,369	352,098
Mondelez International, Inc., Class A	5,995	261,742
Nestle SA	5,772	428,335
Pilgrim's Pride Corp.	15,567	335,157
TreeHouse Foods, Inc.(1)	642	55,507
WH Group Ltd.(1)	122,500	63,198
WhiteWave Foods Co. (The), Class A(1)	2,806	114,008
		5,155,203
Gas Utilities — 0.1%
Atmos Energy Corp.	4,627	288,308
Laclede Group, Inc. (The)	6,149	358,856
Rubis SCA	1,044	83,003
South Jersey Industries, Inc.	480	11,021
		741,188
Health Care Equipment and Supplies — 1.5%
Abbott Laboratories	12,555	563,971
ABIOMED, Inc.(1)	215	17,538
Ambu A/S, B Shares	901	26,286
Asahi Intecc Co. Ltd.	1,100	47,807
Baxter International, Inc.	14,064	529,510
Becton Dickinson and Co.	1,512	227,178
Boston Scientific Corp.(1)	21,949	401,228
C.R. Bard, Inc.	4,097	765,402
Cantel Medical Corp.	286	18,541
Cooper Cos., Inc. (The)	2,108	308,295
DexCom, Inc.(1)	1,947	165,534
Edwards Lifesciences Corp.(1)	263	42,869
Essilor International SA	2,314	302,062
Glaukos Corp.(1)	408	10,567
Globus Medical, Inc.(1)	991	26,886
Haemonetics Corp.(1)	1,379	44,459
Hologic, Inc.(1)	4,815	194,285
Intuitive Surgical, Inc.(1)	655	340,613
Medtronic plc	12,770	962,092
Nevro Corp.(1)	476	28,741
Nipro Corp.	2,500	27,437
NuVasive, Inc.(1)	3,973	207,152
Olympus Corp.	4,000	159,545
St. Jude Medical, Inc.	7,622	480,948
STERIS plc	605	46,210

20

	Shares/Principal Amount	Value
Stryker Corp.	6,366	$614,064
Sysmex Corp.	1,200	74,963
Teleflex, Inc.	4,492	591,596
Utah Medical Products, Inc.	594	33,555
Zimmer Biomet Holdings, Inc.	12,649	1,277,675
		8,537,009
Health Care Providers and Services — 1.2%
Adeptus Health, Inc., Class A(1)	798	47,952
Aetna, Inc.	5,439	558,857
Air Methods Corp.(1)	335	14,640
AmerisourceBergen Corp.	6,046	596,378
AMN Healthcare Services, Inc.(1)	1,402	41,359
Anthem, Inc.	3,400	443,292
Attendo AB(1)	5,549	44,536
Cardinal Health, Inc.	4,617	400,987
Cigna Corp.	45	6,074
ExamWorks Group, Inc.(1)	1,420	37,516
Express Scripts Holding Co.(1)	14,641	1,251,513
Fresenius Medical Care AG & Co. KGaA	4,890	404,023
Hanger, Inc.(1)	1,069	16,644
HCA Holdings, Inc.(1)	7,990	543,799
HealthEquity, Inc.(1)	859	28,347
Korian SA	779	26,757
Laboratory Corp. of America Holdings(1)	3,380	410,805
LHC Group, Inc.(1)	440	20,482
LifePoint Health, Inc.(1)	8,364	598,946
Magellan Health, Inc.(1)	23	1,211
McKesson Corp.	1,839	348,215
Medipal Holdings Corp.	4,000	70,089
Molina Healthcare, Inc.(1)	208	12,534
National Healthcare Corp.	114	7,877
PharMerica Corp.(1)	698	23,746
Providence Service Corp. (The)(1)	420	20,336
Quest Diagnostics, Inc.	7,177	490,333
Team Health Holdings, Inc.(1)	374	20,622
UnitedHealth Group, Inc.	158	17,808
Universal Health Services, Inc., Class B	2,072	251,789
VCA, Inc.(1)	4,394	241,802
		6,999,269
Health Care Technology — 0.1%
Cerner Corp.(1)	3,596	214,322
Evolent Health, Inc.(1)	1,233	20,073
HMS Holdings Corp.(1)	1,828	22,174
MedAssets, Inc.(1)	647	19,494
Medidata Solutions, Inc.(1)	423	19,386
Press Ganey Holdings, Inc.(1)	411	13,271

21

	Shares/Principal Amount	Value
RaySearch Laboratories AB(1)	4,795	$60,062
		368,782
Hotels, Restaurants and Leisure — 0.8%
Accor SA	5,340	225,341
Aristocrat Leisure Ltd.	10,239	70,272
Bloomin' Brands, Inc.	11,447	198,148
Brinker International, Inc.	1,718	78,375
Buffalo Wild Wings, Inc.(1)	726	116,334
Carnival Corp.	3,406	172,105
Carnival plc	6,320	329,818
Chipotle Mexican Grill, Inc.(1)	130	75,342
Churchill Downs, Inc.	42	6,172
ClubCorp Holdings, Inc.	7,457	133,853
Compass Group plc	3,670	63,786
Cracker Barrel Old Country Store, Inc.	3,151	396,774
Darden Restaurants, Inc.	7,542	423,634
Dave & Buster's Entertainment, Inc.(1)	1,098	42,097
Diamond Resorts International, Inc.(1)	1,347	37,864
Domino's Pizza Group plc	24,740	391,612
Hilton Worldwide Holdings, Inc.	7,484	173,778
HIS Co. Ltd.	1,500	48,680
Las Vegas Sands Corp.	4,129	181,924
Madison Square Garden Co. (The)(1)	192	31,192
Marriott International, Inc., Class A	4,670	331,150
McDonald's Corp.	2,889	329,808
Melia Hotels International SA	1,920	24,424
Papa John's International, Inc.	3,340	191,983
Peak Resorts, Inc.	1,059	7,731
Red Robin Gourmet Burgers, Inc.(1)	650	43,862
Sands China Ltd.	16,000	54,066
Skylark Co. Ltd.	3,800	51,860
Star Entertainment Grp Ltd. (The)	16,845	58,719
Texas Roadhouse, Inc.	1,277	44,695
Thomas Cook Group plc(1)	8,126	14,674
Whitbread plc	2,518	172,476
		4,522,549
Household Durables — 0.6%
Berkeley Group Holdings plc	2,032	98,269
Cavco Industries, Inc.(1)	242	22,433
Century Communities, Inc.(1)	1,692	32,283
De' Longhi SpA	3,251	89,340
Electrolux AB	4,619	135,576
GoPro, Inc., Class A(1)	7,793	158,977
Harman International Industries, Inc.	2,354	242,839
Haseko Corp.	5,800	64,832
Helen of Troy Ltd.(1)	116	11,996

22

	Shares/Principal Amount	Value
Iida Group Holdings Co. Ltd.	4,400	$85,570
Installed Building Products, Inc.(1)	1,340	33,580
Jarden Corp.(1)	7,370	344,032
Libbey, Inc.	343	8,606
Mohawk Industries, Inc.(1)	2,149	409,857
Newell Rubbermaid, Inc.	4,109	183,508
Panasonic Corp.	6,200	70,386
Persimmon plc	2,014	58,087
PulteGroup, Inc.	14,721	286,765
Sony Corp.	6,600	170,335
Toll Brothers, Inc.(1)	4,278	159,056
Tupperware Brands Corp.	994	56,429
Whirlpool Corp.	4,180	679,334
		3,402,090
Household Products — 0.3%
Central Garden and Pet Co.(1)	342	5,400
Church & Dwight Co., Inc.	2,919	250,363
Clorox Co. (The)	55	6,837
Pigeon Corp.	1,100	31,543
Procter & Gamble Co. (The)	5,602	419,254
Reckitt Benckiser Group plc	6,220	583,622
Svenska Cellulosa AB, B Shares	9,100	262,510
Unicharm Corp.	12,200	257,280
		1,816,809
Independent Power and Renewable Electricity Producers†
Meridian Energy Ltd.	13,792	21,062
Industrial Conglomerates — 0.3%
3M Co.	3,538	553,980
Carlisle Cos., Inc.	2,059	182,119
CK Hutchison Holdings Ltd.	5,500	72,142
DCC plc	1,305	117,338
General Electric Co.	12,798	383,172
Koninklijke Philips Electronics NV	13,254	362,411
Raven Industries, Inc.	1,758	29,306
Siemens AG	670	69,472
		1,769,940
Insurance — 1.8%
ACE Ltd.	4,558	523,486
Admiral Group plc	5,300	129,393
Aflac, Inc.	6,455	421,124
AIA Group Ltd.	81,400	486,083
Allianz SE	1,481	262,330
Allied World Assurance Co. Holdings Ltd.	2,306	83,754
Allstate Corp. (The)	7,419	465,616
American International Group, Inc.	13,757	874,670
Anicom Holdings, Inc.(1)	1,900	43,155

23

	Shares/Principal Amount	Value
Atlas Financial Holdings, Inc.(1)	1,416	$29,694
Aviva plc	49,018	377,620
AXA SA	11,300	305,758
Brown & Brown, Inc.	7,858	255,071
Chubb Corp. (The)	251	32,763
Direct Line Insurance Group plc	34,849	216,138
Endurance Specialty Holdings Ltd.	1,105	72,886
First American Financial Corp.	878	34,628
Hannover Rueck SE	624	73,016
Hanover Insurance Group, Inc. (The)	4,755	402,273
Heritage Insurance Holdings, Inc.(1)	232	5,211
Hiscox Ltd.	15,424	236,714
Infinity Property & Casualty Corp.	212	18,126
James River Group Holdings Ltd.	582	18,682
Legal & General Group plc	44,291	181,109
Mapfre SA	11,973	32,852
MetLife, Inc.	15,320	782,699
MS&AD Insurance Group Holdings, Inc.	4,800	135,383
Patriot National, Inc.(1)	1,346	19,625
Principal Financial Group, Inc.	3,400	174,964
ProAssurance Corp.	3,745	198,148
Prudential Financial, Inc.	11,558	1,000,345
Prudential plc	12,640	293,076
Reinsurance Group of America, Inc.	4,128	379,281
St. James's Place plc	22,801	348,900
Swiss Reinsurance Co.	2,386	227,387
Torchmark Corp.	2,676	162,219
Travelers Cos., Inc. (The)	3,721	426,315
UnipolSai SpA	21,397	55,206
Unum Group	9,830	360,564
Validus Holdings Ltd.	1,062	50,105
Zurich Insurance Group AG	1,096	288,581
		10,484,950
Internet and Catalog Retail — 0.8%
Amazon.com, Inc.(1)	3,638	2,418,542
Expedia, Inc.	6,893	848,597
Liberty Interactive Corp. QVC Group, Class A(1)	10,212	270,414
PetMed Express, Inc.	769	12,919
TripAdvisor, Inc.(1)	2,226	183,356
Zalando SE(1)	17,603	597,010
		4,330,838
Internet Software and Services — 1.4%
Akamai Technologies, Inc.(1)	608	35,027
Alphabet, Inc., Class A(1)	4,936	3,765,428
Auto Trader Group plc(1)	5,139	31,447
comScore, Inc.(1)	1,010	42,521

24

	Shares/Principal Amount	Value
CoStar Group, Inc.(1)	1,965	$411,157
Criteo SA ADR(1)	3,800	154,888
DeNA Co. Ltd.	1,300	20,466
Dip Corp.	2,100	47,834
eBay, Inc.(1)	23,556	697,022
Envestnet, Inc.(1)	854	27,729
Facebook, Inc., Class A(1)	18,994	1,979,935
IAC/InterActiveCorp	553	34,723
LinkedIn Corp., Class A(1)	2,267	551,130
Marketo, Inc.(1)	1,171	35,446
Mixi, Inc.	800	32,754
Moneysupermarket.com Group plc	2,084	10,232
Pandora Media, Inc.(1)	7,459	102,934
Q2 Holdings, Inc.(1)	1,803	49,546
Shopify, Inc., Class A(1)	1,228	32,346
VeriSign, Inc.(1)	563	50,355
Zoopla Property Group plc	4,689	16,525
		8,129,445
IT Services — 1.2%
Accenture plc, Class A	7,884	845,322
Alliance Data Systems Corp.(1)	2,059	590,624
Amdocs Ltd.	5,600	316,792
Blackhawk Network Holdings, Inc.(1)	935	44,272
Cap Gemini SA	4,460	411,470
Cognizant Technology Solutions Corp., Class A(1)	1,701	109,851
CSG Systems International, Inc.	421	15,042
EPAM Systems, Inc.(1)	845	66,527
EVERTEC, Inc.	4,481	76,984
Fiserv, Inc.(1)	3,595	345,983
Global Payments, Inc.	985	69,787
International Business Machines Corp.	6,499	906,091
NTT Data Corp.	1,000	48,741
Paychex, Inc.	35	1,899
PayPal Holdings, Inc.(1)	4,366	153,945
Sabre Corp.	9,309	272,381
Vantiv, Inc., Class A(1)	6,017	317,156
VeriFone Systems, Inc.(1)	10,132	290,586
Virtusa Corp.(1)	613	30,190
Visa, Inc., Class A	18,781	1,483,887
WEX, Inc.(1)	286	26,961
Wirecard AG	5,880	288,043
Worldpay Group plc(1)	76,596	344,930
		7,057,464
Leisure Products — 0.1%
Amer Sports Oyj	1,988	57,909
Brunswick Corp.	4,535	238,677

25

	Shares/Principal Amount	Value
Malibu Boats, Inc.(1)	1,452	$22,535
Mattel, Inc.	13,204	328,251
MCBC Holdings, Inc.(1)	2,012	28,872
Polaris Industries, Inc.	392	41,329
Smith & Wesson Holding Corp.(1)	1,050	19,257
Thule Group AB (The)	2,426	32,474
		769,304
Life Sciences Tools and Services — 0.2%
Eurofins Scientific	189	71,129
Illumina, Inc.(1)	598	109,972
Lonza Group AG	511	80,759
Mettler-Toledo International, Inc.(1)	200	68,556
PAREXEL International Corp.(1)	349	23,680
PRA Health Sciences, Inc.(1)	783	35,454
Thermo Fisher Scientific, Inc.	3,099	428,901
Waters Corp.(1)	974	129,367
		947,818
Machinery — 1.1%
Actuant Corp., Class A	1,344	33,277
Albany International Corp., Class A	878	34,207
Dynamic Materials Corp.	1,429	11,032
EnPro Industries, Inc.	721	36,151
Global Brass & Copper Holdings, Inc.	727	16,910
Graham Corp.	1,397	25,090
Hoshizaki Electric Co. Ltd.	700	49,188
Ingersoll-Rand plc	20,030	1,175,160
ITT Corp.	3,112	123,578
John Bean Technologies Corp.	913	44,646
Kennametal, Inc.	1,946	56,921
KION Group AG	967	47,866
Kubota Corp.	23,000	383,676
Middleby Corp. (The)(1)	4,520	497,381
Minebea Co. Ltd.	9,000	98,773
Mueller Industries, Inc., Class A	380	11,966
OKUMA Corp.	2,000	18,180
Oshkosh Corp.	4,150	182,019
PACCAR, Inc.	10,396	540,176
Parker-Hannifin Corp.	3,311	346,529
Pentair plc	935	53,015
Rexnord Corp.(1)	1,660	33,914
SKF AB, B Shares	7,828	136,513
Snap-On, Inc.	2,350	404,576
Stanley Black & Decker, Inc.	10,203	1,113,759
Valmont Industries, Inc.	510	59,797
WABCO Holdings, Inc.(1)	2,604	279,878
Wabtec Corp.	3,041	243,645
		6,057,823

26

	Shares/Principal Amount	Value
Marine†
Kawasaki Kisen Kaisha Ltd.	41,000	$84,265
Media — 1.1%
AMC Networks, Inc.(1)	5,120	416,307
APN Outdoor Group Ltd.	3,911	15,245
CBS Corp., Class B	10,683	539,278
Charter Communications, Inc., Class A(1)	1,681	314,952
Cineplex, Inc.	824	30,894
Comcast Corp., Class A	16,719	1,017,518
Daiichikosho Co., Ltd.	200	6,556
Entercom Communications Corp., Class A(1)	2,036	24,656
Entravision Communications Corp., Class A	8,663	72,683
Eutelsat Communications SA	1,713	51,129
IMAX Corp.(1)	1,767	66,934
Liberty Global plc, Class A(1)	5,680	240,889
Metropole Television SA	1,729	32,115
Nexstar Broadcasting Group, Inc., Class A	723	42,361
ProSiebenSat.1 Media SE	3,967	208,309
Rightmove plc	801	48,267
Scripps Networks Interactive, Inc., Class A	4,039	229,415
Sirius XM Holdings, Inc.(1)	39,671	163,048
Sky plc	11,071	184,415
Stroeer SE	1,698	100,896
Technicolor SA	8,395	62,957
Time Warner, Inc.	9,420	659,212
Townsquare Media, Inc.(1)	886	10,127
Twenty-First Century Fox, Inc.	19,687	580,963
Viacom, Inc., Class B	11,085	551,922
Walt Disney Co. (The)	7,341	832,983
		6,504,031
Metals and Mining — 0.3%
Aurubis AG	1,409	87,787
BHP Billiton Ltd.	3,451	45,148
BHP Billiton plc	9,320	111,860
Boliden AB	3,668	67,415
Carpenter Technology Corp.	867	31,160
Compass Minerals International, Inc.	566	47,623
Lundin Mining Corp.(1)	5,690	15,552
Mitsui Mining & Smelting Co. Ltd.	18,000	34,655
Newmont Mining Corp.	24,082	443,350
Nucor Corp.	8,261	342,419
Rio Tinto Ltd.	9,160	304,131
Rio Tinto plc	6,142	204,296
Silver Wheaton Corp.	1,701	22,317
		1,757,713

27

	Shares/Principal Amount	Value
Multi-Utilities — 0.3%
A2A SpA	47,921	$67,339
Ameren Corp.	4,416	193,244
Centrica plc	11,675	38,350
Consolidated Edison, Inc.	2,772	172,280
E.ON SE	11,060	105,122
Engie SA	8,743	152,325
NorthWestern Corp.	3,559	194,072
PG&E Corp.	9,713	512,167
Suez Environnement Co.	2,780	52,708
		1,487,607
Multiline Retail — 0.5%
Big Lots, Inc.	3,195	143,743
Burlington Stores, Inc.(1)	5,320	255,945
Debenhams plc	15,472	19,481
Dollar Tree, Inc.(1)	11,322	854,358
Macy's, Inc.	635	24,816
Marks & Spencer Group plc	27,845	210,735
Ryohin Keikaku Co. Ltd.	1,700	366,791
Target Corp.	10,457	758,133
		2,634,002
Oil, Gas and Consumable Fuels — 2.5%
Aegean Marine Petroleum Network, Inc.	1,518	14,300
Anadarko Petroleum Corp.	4,615	276,439
Apache Corp.	7,250	356,555
Ardmore Shipping Corp.	2,216	27,744
BP plc	23,890	138,616
Carrizo Oil & Gas, Inc.(1)	944	38,119
Chevron Corp.	12,113	1,106,159
Cimarex Energy Co.	3,353	399,074
Concho Resources, Inc.(1)	3,867	423,204
CVR Energy, Inc.	6,832	326,228
Delek US Holdings, Inc.	413	11,436
Devon Energy Corp.	9,543	439,073
Eni SpA	17,406	283,579
Enviva Partners, LP	1,521	23,287
EQT Corp.	9,477	542,274
Euronav SA(1)	645	8,308
Exxon Mobil Corp.	15,389	1,256,666
Gulfport Energy Corp.(1)	3,136	79,717
Imperial Oil Ltd.	42,151	1,369,209
JX Holdings, Inc.	50,900	206,453
Lundin Petroleum AB(1)	10,373	165,910
Noble Energy, Inc.	15,403	564,828
Oasis Petroleum, Inc.(1)	16,380	188,206
Occidental Petroleum Corp.	15,590	1,178,448

28

	Shares/Principal Amount	Value
Par Pacific Holdings, Inc.(1)	106	$2,655
PrairieSky Royalty Ltd.	1,147	22,030
Royal Dutch Shell plc, B Shares	12,417	308,944
Royal Dutch Shell plc, Class A	11,220	279,766
Scorpio Tankers, Inc.	1,758	15,207
Statoil ASA	19,600	303,115
Tesoro Corp.	3,935	453,194
Total SA	15,956	792,340
Total SA ADR	22,530	1,114,109
Valero Energy Corp.	18,174	1,305,984
Woodside Petroleum Ltd.	3,687	80,286
		14,101,462
Paper and Forest Products†
KapStone Paper and Packaging Corp.	2,517	61,088
UPM-Kymmene Oyj	3,076	58,726
		119,814
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	3,312	278,605
Pharmaceuticals — 2.1%
Allergan plc(1)	3,689	1,157,940
AstraZeneca plc	6,026	408,636
Bayer AG	2,300	306,917
Bristol-Myers Squibb Co.	7,447	499,023
Cempra, Inc.(1)	368	11,743
Concordia Healthcare Corp.	1,725	66,432
Eli Lilly & Co.	539	44,220
Endo International plc(1)	949	58,344
GlaxoSmithKline plc	4,850	99,014
Horizon Pharma plc(1)	1,220	26,267
Jazz Pharmaceuticals plc(1)	1,110	162,715
Johnson & Johnson	14,310	1,448,744
Lannett Co., Inc.(1)	294	10,866
Merck & Co., Inc.	25,073	1,329,120
Mylan NV(1)	3,274	167,956
Novartis AG	7,058	603,345
Ono Pharmaceutical Co. Ltd.	2,100	336,239
Pacira Pharmaceuticals, Inc.(1)	371	24,022
Perrigo Co. plc	1,972	294,597
Pfizer, Inc.	72,171	2,365,044
Relypsa, Inc.(1)	360	8,104
Roche Holding AG	3,693	988,892
Sanofi	3,130	279,045
Shire plc	3,810	266,598
Takeda Pharmaceutical Co., Ltd.	700	34,022
Teva Pharmaceutical Industries Ltd.	547	33,499
Teva Pharmaceutical Industries Ltd. ADR	5,648	355,429
29

	Shares/Principal Amount	Value
TherapeuticsMD, Inc.(1)	1,378	$10,349
UCB SA	3,212	286,830
Zoetis, Inc.	11,512	537,610
		12,221,562
Professional Services — 0.1%
CDI Corp.	1,733	11,854
Huron Consulting Group, Inc.(1)	344	19,955
Kforce, Inc.	540	14,548
Korn / Ferry International	1,761	64,805
Nielsen Holdings plc	6,156	287,362
On Assignment, Inc.(1)	777	36,270
Teleperformance	722	60,019
Temp Holdings Co. Ltd.	6,600	106,587
USG People NV	2,972	45,704
Verisk Analytics, Inc., Class A(1)	2,179	163,316
		810,420
Real Estate Investment Trusts (REITs) — 2.3%
Acadia Realty Trust	7,475	250,711
Alexandria Real Estate Equities, Inc.	1,989	183,167
Alstria Office REIT AG	8,583	113,491
Apollo Commercial Real Estate Finance, Inc.	968	16,988
Armada Hoffler Properties, Inc.	2,158	24,364
Ascendas Real Estate Investment Trust	53,200	90,141
AvalonBay Communities, Inc.	2,080	378,123
Big Yellow Group plc	10,061	120,768
Blackstone Mortgage Trust, Inc., Class A	584	16,878
Boston Properties, Inc.	763	95,367
British Land Co. plc (The)	3,092	38,838
Brixmor Property Group, Inc.	14,100	354,051
Campus Crest Communities, Inc.	3,229	21,634
CBL & Associates Properties, Inc.	757	9,894
Champion REIT	92,000	46,869
Chatham Lodging Trust	944	21,514
Corrections Corp. of America	12,976	334,521
CubeSmart	9,683	281,969
DDR Corp.	14,148	241,223
Derwent London plc	3,123	177,324
DiamondRock Hospitality Co.	786	8,748
Digital Realty Trust, Inc.	3,608	260,173
Douglas Emmett, Inc.	7,991	247,561
Duke Realty Corp.	11,948	243,142
Easterly Government Properties, Inc.	720	12,859
Empire State Realty Trust, Inc.	7,930	145,833
EPR Properties	243	13,618
Equinix, Inc.	787	233,345
Equity One, Inc.	7,917	215,580

30

	Shares/Principal Amount	Value
Equity Residential	5,171	$412,749
Essex Property Trust, Inc.	1,324	305,566
Four Corners Property Trust, Inc.(1)	357	7,069
Goodman Group	32,609	144,327
GPT Group (The)	40,935	136,771
Great Portland Estates plc	16,328	215,545
Hatteras Financial Corp.	1,044	14,700
Healthcare Realty Trust, Inc.	368	10,006
Hospitality Properties Trust	3,703	102,832
Host Hotels & Resorts, Inc.	10,252	170,183
Hudson Pacific Properties, Inc.	6,900	197,823
Invincible Investment Corp.	139	83,671
Japan Hotel REIT Investment Corp.	29	21,132
Japan Real Estate Investment Corp.	47	223,737
Kilroy Realty Corp.	1,581	105,500
Kite Realty Group Trust	1,781	47,927
Klepierre	3,479	157,910
Lamar Advertising Co., Class A	8,726	509,686
Land Securities Group plc	15,772	292,414
Lexington Realty Trust	2,923	25,109
Link REIT	73,500	446,966
Macerich Co. (The)	3,826	299,002
Mack-Cali Realty Corp.	10,320	242,520
Medical Properties Trust, Inc.	1,632	19,600
Merlin Properties Socimi SA	12,768	159,047
MFA Financial, Inc.	1,417	9,891
Mid-America Apartment Communities, Inc.	1,632	144,530
Mirvac Group	30,726	41,442
New Residential Investment Corp.	710	9,031
Outfront Media, Inc.	1,356	30,985
PennyMac Mortgage Investment Trust	986	16,407
Piedmont Office Realty Trust, Inc., Class A	20,531	400,149
Plum Creek Timber Co., Inc.	3,053	155,123
Realty Income Corp.	5,579	276,830
Rexford Industrial Realty, Inc.	606	9,763
RLJ Lodging Trust	8,491	207,180
Rouse Properties, Inc.	1,349	21,719
Ryman Hospitality Properties, Inc.	5,174	281,155
Sabra Health Care REIT, Inc.	576	11,912
Safestore Holdings plc	16,335	88,691
Scentre Group	57,625	166,698
Segro plc	11,735	77,978
Simon Property Group, Inc.	4,096	762,839
SL Green Realty Corp.	2,313	273,119
Smart Real Estate Investment Trust	3,126	74,905
Summit Hotel Properties, Inc.	1,727	23,021

31

	Shares/Principal Amount	Value
Sun Communities, Inc.	512	$34,227
Sunstone Hotel Investors, Inc.	653	9,586
Two Harbors Investment Corp.	2,817	23,944
UDR, Inc.	7,159	264,239
Unibail-Rodamco SE	710	182,362
Urstadt Biddle Properties, Inc., Class A	1,115	22,322
Washington Real Estate Investment Trust	482	13,260
Westfield Corp.	16,425	114,034
Weyerhaeuser Co.	24,424	785,720
		13,083,548
Real Estate Management and Development — 0.8%
Ayala Land, Inc.	46,400	33,274
BR Malls Participacoes SA	17,700	58,649
Brookfield Asset Management, Inc., Class A	2,737	93,989
CapitaLand Ltd.	51,800	110,904
CBRE Group, Inc.(1)	10,920	409,172
Cheung Kong Property Holdings Ltd.	19,500	127,134
China Overseas Land & Investment Ltd.	70,000	232,026
China Resources Land Ltd.	58,000	155,969
China Vanke Co. Ltd., H Shares	53,000	132,065
Daito Trust Construction Co. Ltd.	1,600	166,239
Daiwa House Industry Co. Ltd.	3,500	97,494
Deutsche Wohnen AG	8,075	222,207
Fabege AB	8,010	127,656
FirstService Corp.	840	34,205
Forest City Enterprises, Inc., Class A(1)	10,604	235,833
Grand City Properties SA	7,896	162,679
Henderson Land Development Co. Ltd.	8,100	49,884
Hongkong Land Holdings Ltd.	19,800	138,402
Hufvudstaden AB, A Shares	6,472	89,565
Inmobiliaria Colonial SA(1)	204,596	143,102
Jones Lang LaSalle, Inc.	4,723	784,585
Mitsubishi Estate Co. Ltd.	8,000	168,286
Mitsui Fudosan Co. Ltd.	13,000	327,799
New World Development Co. Ltd.	76,000	75,672
Nexity SA	1,812	77,335
Open House Co. Ltd.	1,600	33,664
SM Prime Holdings, Inc.	74,100	33,736
Sumitomo Realty & Development Co. Ltd.	9,000	273,582
Sun Hung Kai Properties Ltd.	10,000	122,913
Unite Group plc (The)	15,257	154,875
		4,872,895
Road and Rail — 0.3%
Canadian Pacific Railway Ltd., New York Shares	2,768	408,197
Central Japan Railway Co.	1,000	178,595
DSV A/S	3,012	117,135

32

	Shares/Principal Amount	Value
Go-Ahead Group plc	1,255	$49,673
Heartland Express, Inc.	21,052	403,356
J.B. Hunt Transport Services, Inc.	2,080	162,739
Kansas City Southern	938	85,283
Marten Transport Ltd.	822	14,862
Sankyu, Inc.	12,000	59,854
Union Pacific Corp.	2,938	246,645
		1,726,339
Semiconductors and Semiconductor Equipment — 1.3%
Analog Devices, Inc.	8,228	507,092
Applied Materials, Inc.	68,720	1,289,874
ARM Holdings plc	17,080	289,140
Avago Technologies Ltd.	2,005	261,552
Broadcom Corp., Class A	1,678	91,669
Cavium, Inc.(1)	468	31,407
Cree, Inc.(1)	4,694	129,742
Cypress Semiconductor Corp.	3,306	35,771
Dialog Semiconductor plc(1)	333	12,434
Exar Corp.(1)	5,130	33,037
Freescale Semiconductor Ltd.(1)	3,541	137,780
Integrated Device Technology, Inc.(1)	2,124	59,557
Intel Corp.	29,345	1,020,326
Kulicke & Soffa Industries, Inc.(1)	3,036	35,855
Lam Research Corp.	3,841	300,366
M/A-COM Technology Solutions Holdings, Inc.(1)	609	22,503
Maxim Integrated Products, Inc.	16,221	628,888
Microchip Technology, Inc.	17,693	854,218
Monolithic Power Systems, Inc.	639	43,663
NXP Semiconductors NV(1)	8,358	781,139
ON Semiconductor Corp.(1)	22,070	241,887
Semtech Corp.(1)	1,978	39,758
Skyworks Solutions, Inc.	1,374	114,070
Synaptics, Inc.(1)	252	22,622
Teradyne, Inc.	16,748	348,023
Xilinx, Inc.	6,685	332,178
		7,664,551
Software — 1.7%
Activision Blizzard, Inc.	7,875	296,572
Adobe Systems, Inc.(1)	10,355	947,068
AVG Technologies NV(1)	1,250	26,363
BroadSoft, Inc.(1)	1,719	68,812
Cadence Design Systems, Inc.(1)	3,885	86,636
Callidus Software, Inc.(1)	2,796	58,017
CDK Global, Inc.	3,417	162,000
Citrix Systems, Inc.(1)	101	7,744
Dassault Systemes SA	3,010	239,566

33

	Shares/Principal Amount	Value
Electronic Arts, Inc.(1)	22,118	$1,499,379
Imperva, Inc.(1)	338	25,225
Intuit, Inc.	5,962	597,392
Manhattan Associates, Inc.(1)	609	46,649
Mentor Graphics Corp.	3,452	64,656
Microsoft Corp.	33,575	1,824,801
Mobileye NV(1)	3,490	152,164
Nintendo Co. Ltd.	800	122,859
Oracle Corp.	52,833	2,058,902
Paylocity Holding Corp.(1)	325	14,281
Proofpoint, Inc.(1)	548	40,174
Qlik Technologies, Inc.(1)	1,673	53,218
RingCentral, Inc., Class A(1)	1,625	37,229
salesforce.com, inc.(1)	1,140	90,847
Sophos Group plc	6,954	29,703
Splunk, Inc.(1)	3,215	191,292
Synopsys, Inc.(1)	7,766	388,921
Tyler Technologies, Inc.(1)	1,810	322,976
UbiSoft Entertainment SA(1)	703	19,683
VMware, Inc., Class A(1)	864	53,058
		9,526,187
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	1,970	320,578
American Eagle Outfitters, Inc.	1,152	17,937
AutoZone, Inc.(1)	327	256,293
Bed Bath & Beyond, Inc.(1)	1,587	86,523
Build-A-Bear Workshop, Inc.(1)	402	5,170
CST Brands, Inc.	8,855	329,760
Destination Maternity Corp.	1,727	9,585
Dick's Sporting Goods, Inc.	1,551	60,535
Foot Locker, Inc.	7,875	511,875
Gulliver International Co. Ltd.	6,100	56,986
Home Depot, Inc. (The)	424	56,765
Howden Joinery Group plc	9,498	74,386
Industria de Diseno Textil SA	9,480	341,148
Laox Co. Ltd.(1)	17,000	41,982
Lowe's Cos., Inc.	9,499	727,623
MarineMax, Inc.(1)	1,275	23,141
Michaels Cos., Inc. (The)(1)	648	14,392
Nitori Holdings Co. Ltd.	3,200	263,591
O'Reilly Automotive, Inc.(1)	2,761	728,545
Outerwall, Inc.	351	21,727
Penske Automotive Group, Inc.	882	41,154
Restoration Hardware Holdings, Inc.(1)	1,821	163,653
Ross Stores, Inc.	6,064	315,389
Signet Jewelers Ltd.	2,318	304,562

34

	Shares/Principal Amount	Value
TJX Cos., Inc. (The)	7,478	$527,947
Tractor Supply Co.	3,242	289,673
Ulta Salon Cosmetics & Fragrance, Inc.(1)	1,306	218,102
		5,809,022
Technology Hardware, Storage and Peripherals — 1.1%
Apple, Inc.	38,840	4,594,772
Canon, Inc.	8,000	241,495
Diebold, Inc.	798	27,667
EMC Corp.	8,349	211,563
FUJIFILM Holdings Corp.	3,200	129,612
SanDisk Corp.	5,533	408,723
Silicon Graphics International Corp.(1)	5,090	29,827
Super Micro Computer, Inc.(1)	1,839	45,166
Western Digital Corp.	10,234	638,704
		6,327,529
Textiles, Apparel and Luxury Goods — 0.5%
adidas AG	2,020	195,474
Carter's, Inc.	2,284	196,949
Culp, Inc.	892	25,137
Gildan Activewear, Inc.	1,229	38,128
lululemon athletica, Inc.(1)	3,054	146,042
Luxottica Group SpA	868	58,051
LVMH Moet Hennessy Louis Vuitton SE	1,340	224,755
NIKE, Inc., Class B	2,990	395,517
Pandora A/S	6,608	783,297
Ralph Lauren Corp.	2,047	254,258
Regina Miracle International Holdings Ltd.(1)	48,000	52,807
Skechers U.S.A., Inc., Class A(1)	783	23,647
Under Armour, Inc., Class A(1)	3,402	293,320
		2,687,382
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	20,822	270,062
Essent Group Ltd.(1)	15,374	380,045
		650,107
Tobacco — 0.4%
Altria Group, Inc.	4,386	252,634
Imperial Tobacco Group plc	2,148	116,075
Philip Morris International, Inc.	23,289	2,035,226
		2,403,935
Trading Companies and Distributors — 0.2%
Ashtead Group plc	27,037	445,888
Bunzl plc	10,530	304,497
DXP Enterprises, Inc.(1)	1,044	34,191
ITOCHU Corp.	8,200	100,052
Kaman Corp.	430	17,260
MSC Industrial Direct Co., Inc., Class A	567	34,984

35

	Shares/Principal Amount	Value
Wolseley plc	6,230	$361,621
		1,298,493
Transportation Infrastructure — 0.1%
Groupe Eurotunnel SE	16,810	214,814
Japan Airport Terminal Co. Ltd.	700	35,313
Sydney Airport	6,260	29,880
		280,007
Water Utilities†
Beijing Enterprises Water Group Ltd.	22,000	17,195
Wireless Telecommunication Services — 0.2%
Drillisch AG	1,235	55,260
KDDI Corp.	3,200	79,493
NTT DoCoMo, Inc.	3,600	68,081
Partner Communications Co. Ltd.(1)	6,987	31,673
SBA Communications Corp., Class A(1)	9,956	1,046,973
Vodafone Group plc	29,203	98,631
		1,380,111
TOTAL COMMON STOCKS (Cost $225,058,002)		267,042,975
U.S. TREASURY SECURITIES — 15.4%
U.S. Treasury Bills, 0.25%, 6/23/16(7)	$700,000	698,490
U.S. Treasury Bonds, 3.50%, 2/15/39	1,011,000	1,124,481
U.S. Treasury Bonds, 4.375%, 11/15/39	2,927,000	3,698,996
U.S. Treasury Bonds, 2.875%, 5/15/43	920,000	901,240
U.S. Treasury Bonds, 3.00%, 11/15/44	130,000	130,256
U.S. Treasury Bonds, 2.50%, 2/15/45	2,250,000	2,030,229
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	6,012,365	7,255,818
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	67,027	92,526
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	759,614	914,455
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	575,872	696,718
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	884,554	795,885
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	672,711	583,336
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,123,056	1,170,288
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	2,192,698	1,958,511
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	5,133,289	5,128,407
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	4,529,140	4,530,761
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	1,108,270	1,178,410
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	1,370,885	1,367,592
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	2,540,175	2,521,141
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	4,133,412	4,295,867
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	3,114,404	3,163,188
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,629,515	1,593,265
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,241,652	1,215,113
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	3,917,268	3,792,072
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(2)	3,374,118	3,330,842
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	1,325,714	1,325,102

36

		Shares/Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24		$1,503,150	$1,443,406
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25		1,705,746	1,670,009
U.S. Treasury Notes, 0.50%, 3/31/17		2,550,000	2,540,139
U.S. Treasury Notes, 0.75%, 4/15/18		1,000,000	992,598
U.S. Treasury Notes, 2.625%, 4/30/18		300,000	311,303
U.S. Treasury Notes, 1.25%, 10/31/18		2,700,000	2,703,955
U.S. Treasury Notes, 1.25%, 11/15/18		1,150,000	1,150,988
U.S. Treasury Notes, 1.25%, 11/30/18		5,300,000	5,304,346
U.S. Treasury Notes, 1.625%, 7/31/19		350,000	352,700
U.S. Treasury Notes, 1.50%, 11/30/19		1,300,000	1,300,229
U.S. Treasury Notes, 1.25%, 1/31/20		613,000	605,948
U.S. Treasury Notes, 1.375%, 2/29/20		1,650,000	1,637,722
U.S. Treasury Notes, 1.375%, 3/31/20		3,263,000	3,235,659
U.S. Treasury Notes, 1.375%, 4/30/20		1,100,000	1,090,010
U.S. Treasury Notes, 1.50%, 5/31/20		300,000	298,729
U.S. Treasury Notes, 1.625%, 6/30/20		1,100,000	1,100,237
U.S. Treasury Notes, 1.375%, 9/30/20		2,000,000	1,974,180
U.S. Treasury Notes, 1.375%, 10/31/20		2,700,000	2,664,036
U.S. Treasury Notes, 1.75%, 9/30/22		270,000	265,998
U.S. Treasury Notes, 2.00%, 2/15/25		2,050,000	2,014,445
U.S. Treasury Notes, 2.00%, 8/15/25		450,000	441,290
TOTAL U.S. TREASURY SECURITIES (Cost $87,426,066)			88,590,916
CORPORATE BONDS — 10.4%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22		60,000	58,664
Lockheed Martin Corp., 4.25%, 11/15/19		120,000	129,224
Lockheed Martin Corp., 3.55%, 1/15/26		50,000	50,589
Lockheed Martin Corp., 3.80%, 3/1/45		50,000	44,630
United Technologies Corp., 6.05%, 6/1/36		51,000	61,790
United Technologies Corp., 5.70%, 4/15/40		150,000	178,598
			523,495
Automobiles — 0.2%
American Honda Finance Corp., 1.50%, 9/11/17(3)		40,000	40,014
American Honda Finance Corp., 2.125%, 10/10/18		80,000	80,960
Daimler Finance North America LLC, 2.625%, 9/15/16(3)		70,000	70,781
Ford Motor Co., 4.75%, 1/15/43		50,000	48,148
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		200,000	200,194
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		110,000	116,185
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		240,000	269,993
General Motors Co., 5.00%, 4/1/35		70,000	67,122
General Motors Financial Co., Inc., 3.25%, 5/15/18		60,000	60,604
General Motors Financial Co., Inc., 3.10%, 1/15/19		170,000	170,255
			1,124,256
Banks — 2.4%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	173,907

37

		Shares/Principal Amount	Value
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	30,000,000	$299,143
Bank of America Corp., 6.50%, 8/1/16		$230,000	238,173
Bank of America Corp., 5.75%, 12/1/17		250,000	269,188
Bank of America Corp., 5.70%, 1/24/22		160,000	183,127
Bank of America Corp., 4.10%, 7/24/23		70,000	73,296
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	50,000	56,049
Bank of America Corp., MTN, 4.00%, 4/1/24		$120,000	124,239
Bank of America Corp., MTN, 4.20%, 8/26/24		130,000	131,517
Bank of America Corp., MTN, 4.00%, 1/22/25		90,000	89,511
Bank of America Corp., MTN, 5.00%, 1/21/44		60,000	64,383
Bank of America N.A., 5.30%, 3/15/17		810,000	847,062
Bank of Nova Scotia (The), 2.55%, 1/12/17		140,000	142,152
Barclays Bank plc, 5.14%, 10/14/20		100,000	109,897
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	200,000	254,489
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	70,000	94,132
BB&T Corp., MTN, 2.05%, 6/19/18		$60,000	60,207
BPCE SA, 4.625%, 7/18/23	EUR	100,000	122,772
BPCE SA, VRN, 2.75%, 7/8/21	EUR	100,000	108,077
Branch Banking & Trust Co., 3.625%, 9/16/25		$60,000	60,685
Branch Banking & Trust Co., 3.80%, 10/30/26		70,000	71,695
Capital One Financial Corp., 4.20%, 10/29/25		255,000	254,726
Citigroup, Inc., 5.50%, 2/15/17		140,000	146,375
Citigroup, Inc., 1.75%, 5/1/18		370,000	368,729
Citigroup, Inc., 4.50%, 1/14/22		260,000	281,223
Citigroup, Inc., 4.05%, 7/30/22		50,000	51,664
Citigroup, Inc., 4.40%, 6/10/25		490,000	499,275
Citigroup, Inc., 4.45%, 9/29/27		70,000	70,309
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	200,000	333,308
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$170,000	180,046
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	176,709
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VRN, 2.50%, 5/26/21	EUR	100,000	107,653
European Financial Stability Facility, MTN, 1.875%, 5/23/23	EUR	240,000	283,183
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	295,000	354,879
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	80,000	98,325
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	222,000	278,503
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	420,000	720,225
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	290,000	349,002
Fifth Third Bancorp, 4.30%, 1/16/24		$60,000	62,111
Fifth Third Bank, 2.875%, 10/1/21		250,000	248,889
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	110,000	195,877
HSBC Holdings plc, 5.10%, 4/5/21		$90,000	100,831
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	200,000	227,599
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	280,000	337,874

38

		Shares/Principal Amount	Value
JPMorgan Chase & Co., 6.00%, 1/15/18		$560,000	$608,821
JPMorgan Chase & Co., 3.25%, 9/23/22		70,000	70,878
JPMorgan Chase & Co., 3.875%, 9/10/24		190,000	191,360
JPMorgan Chase & Co., 3.125%, 1/23/25		240,000	235,118
KeyCorp, MTN, 2.30%, 12/13/18		120,000	119,838
KFW, 2.00%, 6/1/16		230,000	231,604
KFW, 3.875%, 1/21/19	EUR	225,000	268,494
KFW, MTN, 4.625%, 1/4/23	EUR	380,000	526,135
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	80,000	156,749
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		$190,000	191,987
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	300,000	306,031
Standard Chartered plc, MTN, VRN, 4.00%, 10/21/20	EUR	150,000	160,448
U.S. Bancorp, 3.44%, 2/1/16		$100,000	100,421
U.S. Bancorp, MTN, 3.00%, 3/15/22		70,000	71,645
U.S. Bancorp, MTN, 3.60%, 9/11/24		190,000	193,849
U.S. Bank N.A., 2.80%, 1/27/25		250,000	244,347
Wells Fargo & Co., 4.125%, 8/15/23		100,000	104,397
Wells Fargo & Co., MTN, 2.10%, 5/8/17		20,000	20,244
Wells Fargo & Co., MTN, 2.60%, 7/22/20		130,000	131,175
Wells Fargo & Co., MTN, 2.25%, 9/3/20	EUR	100,000	113,694
Wells Fargo & Co., MTN, 4.60%, 4/1/21		$210,000	230,500
Wells Fargo & Co., MTN, 3.55%, 9/29/25		80,000	81,068
Wells Fargo & Co., MTN, 4.10%, 6/3/26		120,000	122,154
Wells Fargo & Co., MTN, 4.65%, 11/4/44		50,000	49,237
Wells Fargo & Co., MTN, 4.90%, 11/17/45		65,000	66,347
			13,897,557
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		40,000	46,588
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		180,000	174,349
Coca-Cola Co. (The), 1.80%, 9/1/16		140,000	141,219
Pernod-Ricard SA, 2.95%, 1/15/17(3)		170,000	172,254
			534,410
Biotechnology — 0.2%
AbbVie, Inc., 1.75%, 11/6/17		110,000	110,440
AbbVie, Inc., 2.90%, 11/6/22		120,000	117,564
AbbVie, Inc., 3.60%, 5/14/25		40,000	39,718
AbbVie, Inc., 4.40%, 11/6/42		130,000	121,600
Amgen, Inc., 2.125%, 5/15/17		140,000	141,431
Amgen, Inc., 4.10%, 6/15/21		70,000	74,270
Amgen, Inc., 5.375%, 5/15/43		120,000	126,975
Biogen, Inc., 3.625%, 9/15/22		160,000	163,065
Celgene Corp., 3.25%, 8/15/22		90,000	90,225
Celgene Corp., 3.625%, 5/15/24		120,000	119,455
Celgene Corp., 3.875%, 8/15/25		90,000	90,046
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	119,875
Gilead Sciences, Inc., 3.65%, 3/1/26		110,000	111,040
			1,425,704

39

		Shares/Principal Amount	Value
Building Products†
Masco Corp., 4.45%, 4/1/25		$110,000	$108,212
Capital Markets — 0.2%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	200,000	268,530
ABN AMRO Bank NV, MTN, VRN, 2.875%, 6/30/20	EUR	100,000	109,233
Ameriprise Financial, Inc., 4.00%, 10/15/23		$80,000	84,340
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		330,000	358,010
Fidelity International Ltd., 7.125%, 2/13/24	GBP	100,000	185,390
Jefferies Group LLC, 5.125%, 4/13/18		$90,000	94,483
			1,099,986
Chemicals — 0.1%
Dow Chemical Co. (The), 4.25%, 11/15/20		63,000	66,934
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		30,000	26,811
Eastman Chemical Co., 2.70%, 1/15/20		110,000	109,922
Eastman Chemical Co., 3.60%, 8/15/22		12,000	12,007
Ecolab, Inc., 4.35%, 12/8/21		160,000	172,288
LyondellBasell Industries NV, 4.625%, 2/26/55		50,000	42,891
Mosaic Co. (The), 5.625%, 11/15/43		60,000	61,160
			492,013
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22		220,000	225,969
Waste Management, Inc., 4.10%, 3/1/45		70,000	65,575
			291,544
Communications Equipment — 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		40,000	39,646
Cisco Systems, Inc., 5.90%, 2/15/39		220,000	270,425
			310,071
Construction Materials†
Owens Corning, 4.20%, 12/15/22		90,000	90,909
Consumer Finance — 0.2%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		250,000	269,064
American Express Co., 1.55%, 5/22/18		60,000	59,790
American Express Credit Corp., 1.30%, 7/29/16		110,000	110,308
American Express Credit Corp., 2.60%, 9/14/20		60,000	60,339
Capital One Bank USA N.A., 2.30%, 6/5/19		250,000	247,604
Discover Bank, 2.00%, 2/21/18		31,000	30,865
Equifax, Inc., 3.30%, 12/15/22		100,000	100,461
PNC Bank N.A., 6.00%, 12/7/17		340,000	366,373
Synchrony Financial, 3.00%, 8/15/19		50,000	50,285
			1,295,089
Containers and Packaging†
Rock-Tenn Co., 3.50%, 3/1/20		80,000	81,337
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		70,000	68,307
Johns Hopkins University, 4.08%, 7/1/53		30,000	29,755
			98,062

40

		Shares/Principal Amount	Value
Diversified Financial Services — 1.5%
Ally Financial, Inc., 3.60%, 5/21/18		$120,000	$120,444
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	100,000	104,808
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	200,000	212,905
Credit Agricole SA, 2.625%, 3/17/27	EUR	200,000	203,800
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	189,229
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	300,000	303,170
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	200,000	253,480
GE Capital International Funding Co., 2.34%, 11/15/20(3)		$286,000	285,600
General Electric Capital Corp., 5.30%, 2/11/21		40,000	45,561
General Electric Capital Corp., MTN, 2.30%, 4/27/17		33,000	33,533
General Electric Capital Corp., MTN, 5.625%, 9/15/17		51,000	54,894
General Electric Capital Corp., MTN, 4.375%, 9/16/20		154,000	168,652
General Electric Capital Corp., MTN, 4.65%, 10/17/21		100,000	111,577
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		130,000	131,702
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		150,000	153,904
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		50,000	50,358
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		540,000	619,974
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		120,000	124,414
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		80,000	80,396
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		140,000	168,562
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		70,000	71,044
Gulf Gate Apartments, VRN, 0.19%, 12/10/15 (Acquired 9/29/03 - 11/10/03, Cost $3,000,000)(4)		3,000,000	3,000,000
HSBC Holdings plc, MTN, VRN, 3.375%, 1/10/19	EUR	300,000	334,887
Morgan Stanley, 5.00%, 11/24/25		$350,000	378,062
Morgan Stanley, MTN, 6.625%, 4/1/18		330,000	365,437
Morgan Stanley, MTN, 5.625%, 9/23/19		450,000	501,194
Morgan Stanley, MTN, 3.70%, 10/23/24		150,000	152,773
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	170,000	223,178
UBS AG (Stamford Branch), 5.875%, 12/20/17		$186,000	201,257
			8,644,795
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 2.625%, 12/1/22		90,000	86,536
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	106,983
AT&T, Inc., 6.55%, 2/15/39		$171,000	195,483
AT&T, Inc., 4.30%, 12/15/42		130,000	114,553
British Telecommunications plc, 5.95%, 1/15/18		230,000	249,856
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)		180,000	181,615
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		19,000	21,325
Frontier Communications Corp., 11.00%, 9/15/25(3)		70,000	68,775
Orange SA, 4.125%, 9/14/21		120,000	128,479
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	100,000	108,293
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	50,000	83,767
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	110,400
Verizon Communications, Inc., 3.65%, 9/14/18		$310,000	326,986

41

		Shares/Principal Amount	Value
Verizon Communications, Inc., 3.50%, 11/1/21		$80,000	$82,309
Verizon Communications, Inc., 5.15%, 9/15/23		220,000	246,400
Verizon Communications, Inc., 5.05%, 3/15/34		340,000	345,519
Verizon Communications, Inc., 4.40%, 11/1/34		40,000	38,058
Verizon Communications, Inc., 4.75%, 11/1/41		120,000	114,625
Verizon Communications, Inc., 6.55%, 9/15/43		79,000	95,747
Verizon Communications, Inc., 4.86%, 8/21/46		57,000	55,695
Verizon Communications, Inc., 5.01%, 8/21/54		107,000	101,835
			2,863,239
Electric Utilities†
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	100,000	111,810
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21		$180,000	157,534
Halliburton Co., 3.80%, 11/15/25		120,000	121,016
Weatherford International Ltd., 4.50%, 4/15/22		80,000	62,800
			341,350
Food and Staples Retailing — 0.2%
CVS Health Corp., 3.50%, 7/20/22		110,000	113,157
CVS Health Corp., 5.125%, 7/20/45		60,000	64,293
Dollar General Corp., 3.25%, 4/15/23		70,000	66,452
Dollar General Corp., 4.15%, 11/1/25		30,000	29,690
Kroger Co. (The), 6.40%, 8/15/17		180,000	194,602
Kroger Co. (The), 3.30%, 1/15/21		170,000	173,169
Wal-Mart Stores, Inc., 2.55%, 4/11/23		150,000	148,177
Wal-Mart Stores, Inc., 5.625%, 4/1/40		220,000	263,872
			1,053,412
Food Products — 0.1%
Kraft Foods Group, Inc., 5.00%, 6/4/42		90,000	92,066
Kraft Heinz Foods Co., 3.95%, 7/15/25(3)		50,000	51,151
Kraft Heinz Foods Co., 5.20%, 7/15/45(3)		70,000	73,673
Mondelez International, Inc., 4.00%, 2/1/24		110,000	114,151
Tyson Foods, Inc., 4.50%, 6/15/22		100,000	106,444
			437,485
Gas Utilities — 0.3%
Enbridge Energy Partners LP, 6.50%, 4/15/18		130,000	139,197
Enbridge, Inc., 4.50%, 6/10/44		60,000	43,738
Energy Transfer Partners LP, 4.15%, 10/1/20		110,000	106,853
Energy Transfer Partners LP, 5.20%, 2/1/22		50,000	48,493
Energy Transfer Partners LP, 3.60%, 2/1/23		110,000	95,938
Energy Transfer Partners LP, 6.50%, 2/1/42		80,000	71,599
Enterprise Products Operating LLC, 6.30%, 9/15/17		230,000	247,220
Enterprise Products Operating LLC, 4.85%, 3/15/44		220,000	194,809
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		200,000	172,271
Kinder Morgan, Inc., 4.30%, 6/1/25		40,000	33,874
Magellan Midstream Partners LP, 6.55%, 7/15/19		100,000	111,183

42

		Shares/Principal Amount	Value
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 6/1/25		$60,000	$53,700
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22		160,000	147,172
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		170,000	148,056
TransCanada PipeLines Ltd., 2.50%, 8/1/22		150,000	141,256
Williams Cos., Inc. (The), 3.70%, 1/15/23		80,000	64,467
Williams Partners LP, 4.125%, 11/15/20		20,000	19,304
Williams Partners LP, 5.10%, 9/15/45		60,000	43,423
			1,882,553
Health Care Equipment and Supplies — 0.1%
Becton Dickinson and Co., 3.73%, 12/15/24		180,000	183,678
Medtronic, Inc., 2.50%, 3/15/20		70,000	70,955
Medtronic, Inc., 2.75%, 4/1/23		50,000	49,053
Medtronic, Inc., 3.50%, 3/15/25		100,000	101,381
Medtronic, Inc., 4.375%, 3/15/35		190,000	194,819
St. Jude Medical, Inc., 2.00%, 9/15/18		40,000	40,100
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20		60,000	60,009
			699,995
Health Care Providers and Services — 0.2%
Aetna, Inc., 2.75%, 11/15/22		90,000	87,406
Express Scripts Holding Co., 2.65%, 2/15/17		200,000	202,447
Express Scripts Holding Co., 7.25%, 6/15/19		140,000	162,878
HCA, Inc., 3.75%, 3/15/19		250,000	253,125
NYU Hospitals Center, 4.43%, 7/1/42		70,000	67,681
UnitedHealth Group, Inc., 2.875%, 3/15/22		120,000	121,031
UnitedHealth Group, Inc., 3.75%, 7/15/25		50,000	51,920
UnitedHealth Group, Inc., 4.25%, 3/15/43		80,000	79,134
			1,025,622
Hotels, Restaurants and Leisure†
McDonald's Corp., MTN, 3.375%, 5/26/25		60,000	59,030
Industrial Conglomerates — 0.1%
General Electric Co., 5.25%, 12/6/17		320,000	345,184
General Electric Co., 2.70%, 10/9/22		90,000	90,377
General Electric Co., 4.125%, 10/9/42		160,000	156,867
			592,428
Insurance — 0.7%
ACE INA Holdings, Inc., 3.15%, 3/15/25		120,000	119,150
ACE INA Holdings, Inc., 3.35%, 5/3/26		60,000	59,919
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	50,000	61,354
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	200,000	248,834
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	200,000	231,815
American International Group, Inc., 4.875%, 6/1/22		$240,000	262,191
American International Group, Inc., 4.50%, 7/16/44		70,000	66,579
American International Group, Inc., MTN, 5.85%, 1/16/18		170,000	184,413
Aquarius & Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	100,000	117,664

43

		Shares/Principal Amount	Value
Assicurazioni Generali SpA, VRN, 6.42%, 2/8/22	GBP	50,000	$76,427
AXA SA, 7.125%, 12/15/20	GBP	110,000	194,492
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		$120,000	131,918
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		70,000	72,060
Berkshire Hathaway, Inc., 4.50%, 2/11/43		110,000	111,005
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	400,000	412,603
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		$30,000	35,433
Liberty Mutual Group, Inc., 4.85%, 8/1/44(3)		110,000	106,449
Lincoln National Corp., 6.25%, 2/15/20		180,000	204,066
Markel Corp., 4.90%, 7/1/22		120,000	129,754
Markel Corp., 3.625%, 3/30/23		30,000	29,764
MetLife, Inc., 4.125%, 8/13/42		70,000	66,609
MetLife, Inc., 4.875%, 11/13/43		70,000	73,575
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)		100,000	99,990
Principal Financial Group, Inc., 3.30%, 9/15/22		50,000	50,455
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		100,000	112,010
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		130,000	147,038
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(3)		60,000	60,763
Travelers Cos., Inc. (The), 4.60%, 8/1/43		60,000	63,131
Travelers Cos., Inc. (The), 4.30%, 8/25/45		30,000	30,377
Voya Financial, Inc., 5.50%, 7/15/22		30,000	33,628
Voya Financial, Inc., 5.70%, 7/15/43		110,000	128,601
WR Berkley Corp., 4.625%, 3/15/22		80,000	84,537
WR Berkley Corp., 4.75%, 8/1/44		50,000	48,988
			3,855,592
IT Services†
Fidelity National Information Services, Inc., 4.50%, 10/15/22		90,000	92,529
Fidelity National Information Services, Inc., 3.50%, 4/15/23		70,000	67,377
Xerox Corp., 2.95%, 3/15/17		50,000	50,560
			210,466
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		163,000	167,315
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		35,000	35,121
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44		80,000	86,558
			288,994
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		130,000	129,623
Deere & Co., 5.375%, 10/16/29		250,000	291,387
			421,010
Media — 0.5%
21st Century Fox America, Inc., 3.70%, 10/15/25(3)		30,000	30,200
21st Century Fox America, Inc., 6.90%, 8/15/39		170,000	207,352
21st Century Fox America, Inc., 4.75%, 9/15/44		100,000	99,833
CBS Corp., 3.50%, 1/15/25		80,000	77,497
CBS Corp., 4.85%, 7/1/42		50,000	46,418

44

		Shares/Principal Amount	Value
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		$80,000	$80,600
CCO Safari II LLC, 4.91%, 7/23/25(3)		290,000	294,962
Comcast Corp., 6.40%, 5/15/38		110,000	139,314
Comcast Corp., 4.75%, 3/1/44		120,000	127,002
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, 3/1/21		150,000	163,988
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24		50,000	51,937
Discovery Communications LLC, 5.625%, 8/15/19		130,000	142,089
Discovery Communications LLC, 3.25%, 4/1/23		60,000	55,978
NBCUniversal Media LLC, 5.15%, 4/30/20		80,000	90,207
NBCUniversal Media LLC, 4.375%, 4/1/21		440,000	481,566
NBCUniversal Media LLC, 2.875%, 1/15/23		60,000	60,171
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)		80,000	79,800
Omnicom Group, Inc., 3.625%, 5/1/22		30,000	30,419
Scripps Networks Interactive, Inc., 2.80%, 6/15/20		60,000	58,780
Time Warner Cable, Inc., 4.50%, 9/15/42		110,000	89,884
Time Warner, Inc., 3.60%, 7/15/25		50,000	49,596
Time Warner, Inc., 7.70%, 5/1/32		220,000	281,369
Time Warner, Inc., 5.35%, 12/15/43		50,000	51,808
Viacom, Inc., 4.50%, 3/1/21		90,000	93,917
Viacom, Inc., 3.125%, 6/15/22		60,000	56,739
Walt Disney Co. (The), MTN, 2.35%, 12/1/22		100,000	99,236
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		80,000	82,045
			3,122,707
Metals and Mining — 0.1%
Barrick North America Finance LLC, 4.40%, 5/30/21		100,000	94,847
Barrick North America Finance LLC, 5.75%, 5/1/43		30,000	23,468
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21		200,000	200,740
Freeport-McMoRan, Inc., 3.875%, 3/15/23		55,000	37,263
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)		70,000	58,347
Glencore Finance Europe SA, MTN, 1.625%, 1/18/22	EUR	200,000	153,187
Newmont Mining Corp., 6.25%, 10/1/39		$40,000	34,015
Teck Resources Ltd., 3.15%, 1/15/17		90,000	84,037
			685,904
Multi-Utilities — 0.5%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		80,000	80,217
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42		20,000	18,179
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		60,000	56,042
Constellation Energy Group, Inc., 5.15%, 12/1/20		120,000	131,018
Consumers Energy Co., 2.85%, 5/15/22		30,000	29,841
Consumers Energy Co., 3.375%, 8/15/23		110,000	113,138
Dominion Resources, Inc., 6.40%, 6/15/18		190,000	210,006
Dominion Resources, Inc., 2.75%, 9/15/22		80,000	77,673
Dominion Resources, Inc., 3.625%, 12/1/24		80,000	79,787
Dominion Resources, Inc., 4.90%, 8/1/41		100,000	99,357

45

		Shares/Principal Amount	Value
Duke Energy Florida LLC, 6.35%, 9/15/37		$170,000	$220,323
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	75,865
Duke Energy Progress, LLC, 4.15%, 12/1/44		70,000	69,522
Edison International, 3.75%, 9/15/17		110,000	113,842
Engie SA, VRN, 4.75%, 7/10/21	EUR	200,000	227,433
Exelon Generation Co. LLC, 4.25%, 6/15/22		$60,000	61,375
Exelon Generation Co. LLC, 5.60%, 6/15/42		40,000	38,689
FirstEnergy Corp., 4.25%, 3/15/23		120,000	121,915
Georgia Power Co., 4.30%, 3/15/42		50,000	46,366
Nisource Finance Corp., 5.65%, 2/1/45		70,000	81,158
PacifiCorp, 6.00%, 1/15/39		120,000	147,255
Potomac Electric Power Co., 3.60%, 3/15/24		70,000	73,124
Progress Energy, Inc., 3.15%, 4/1/22		60,000	59,531
RWE AG, 3.50%, 4/21/25	EUR	200,000	169,454
Sempra Energy, 6.50%, 6/1/16		$150,000	154,045
Sempra Energy, 2.40%, 3/15/20		70,000	69,215
Sempra Energy, 2.875%, 10/1/22		130,000	127,010
Southern Power Co., 5.15%, 9/15/41		40,000	38,569
SSE plc, VRN, 2.375%, 4/1/21	EUR	200,000	203,171
Virginia Electric and Power Co., 4.45%, 2/15/44		$50,000	51,854
Xcel Energy, Inc., 4.80%, 9/15/41		30,000	31,060
			3,076,034
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		120,000	110,953
Target Corp., 4.00%, 7/1/42		180,000	176,097
			287,050
Oil, Gas and Consumable Fuels — 0.4%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20		70,000	72,199
Anadarko Petroleum Corp., 5.95%, 9/15/16		40,000	41,364
Anadarko Petroleum Corp., 6.45%, 9/15/36		60,000	66,104
Apache Corp., 4.75%, 4/15/43		50,000	47,433
BP Capital Markets plc, 4.50%, 10/1/20		40,000	43,787
BP Capital Markets plc, 2.75%, 5/10/23		60,000	58,130
BP Capital Markets plc, 3.51%, 3/17/25		40,000	40,209
Chevron Corp., 2.43%, 6/24/20		40,000	40,494
Concho Resources, Inc., 6.50%, 1/15/22		50,000	51,250
ConocoPhillips Holding Co., 6.95%, 4/15/29		40,000	48,908
Continental Resources, Inc., 3.80%, 6/1/24		60,000	49,899
Devon Energy Corp., 5.00%, 6/15/45		30,000	26,763
EOG Resources, Inc., 5.625%, 6/1/19		210,000	233,249
EOG Resources, Inc., 4.10%, 2/1/21		70,000	74,618
Exxon Mobil Corp., 2.71%, 3/6/25		140,000	138,381
Hess Corp., 6.00%, 1/15/40		50,000	50,208
Marathon Petroleum Corp., 3.50%, 3/1/16		40,000	40,252
Newfield Exploration Co., 5.75%, 1/30/22		80,000	78,808

46

		Shares/Principal Amount	Value
Noble Energy, Inc., 4.15%, 12/15/21		$120,000	$120,479
Occidental Petroleum Corp., 4.625%, 6/15/45		20,000	20,564
Phillips 66, 4.30%, 4/1/22		160,000	168,457
Phillips 66, 4.65%, 11/15/34		100,000	99,469
Shell International Finance BV, 2.375%, 8/21/22		100,000	97,424
Shell International Finance BV, 3.625%, 8/21/42		70,000	61,517
Shell International Finance BV, 4.55%, 8/12/43		6,000	6,121
Shell International Finance BV, MTN, 1.625%, 1/20/27	EUR	100,000	105,203
Statoil ASA, 4.80%, 11/8/43		$100,000	108,193
Talisman Energy, Inc., 7.75%, 6/1/19		80,000	86,906
Total Capital Canada Ltd., 2.75%, 7/15/23		80,000	78,567
Total Capital Canada Ltd., MTN, 2.125%, 9/18/29	EUR	100,000	109,519
Total Capital SA, 2.125%, 8/10/18		$90,000	91,265
Total SA, MTN, VRN, 2.25%, 2/26/21	EUR	100,000	101,182
			2,456,922
Paper and Forest Products†
Georgia-Pacific LLC, 2.54%, 11/15/19(3)		$130,000	129,844
International Paper Co., 6.00%, 11/15/41		30,000	32,241
			162,085
Pharmaceuticals — 0.2%
Actavis Funding SCS, 3.85%, 6/15/24		80,000	81,115
Actavis Funding SCS, 4.55%, 3/15/35		80,000	78,949
Actavis, Inc., 1.875%, 10/1/17		130,000	130,250
Actavis, Inc., 3.25%, 10/1/22		190,000	188,655
Actavis, Inc., 4.625%, 10/1/42		40,000	39,029
GlaxoSmithKline Capital plc, 2.85%, 5/8/22		70,000	70,667
Merck & Co., Inc., 2.40%, 9/15/22		110,000	108,435
Roche Holdings, Inc., 3.35%, 9/30/24(3)		60,000	61,822
Roche Holdings, Inc., 4.00%, 11/28/44(3)		200,000	203,065
Sanofi, 4.00%, 3/29/21		78,000	83,356
			1,045,343
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		40,000	43,464
DDR Corp., 3.625%, 2/1/25		80,000	76,236
Essex Portfolio LP, 3.625%, 8/15/22		90,000	90,450
Essex Portfolio LP, 3.375%, 1/15/23		40,000	39,288
Essex Portfolio LP, 3.25%, 5/1/23		30,000	29,295
HCP, Inc., 3.75%, 2/1/16		130,000	130,616
Hospitality Properties Trust, 4.65%, 3/15/24		100,000	99,034
Hospitality Properties Trust, 4.50%, 3/15/25		80,000	78,406
Kilroy Realty LP, 3.80%, 1/15/23		110,000	109,375
Kilroy Realty LP, 4.375%, 10/1/25		30,000	30,583
Realty Income Corp., 4.125%, 10/15/26		50,000	50,575
Senior Housing Properties Trust, 4.75%, 5/1/24		100,000	98,041
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21		40,000	42,595
Welltower, Inc., 2.25%, 3/15/18		30,000	30,004

47

	Shares/Principal Amount	Value
Welltower, Inc., 3.75%, 3/15/23	$100,000	$98,426
		1,046,388
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	142,000	148,571
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	50,000	52,594
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	20,000	20,801
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	130,000	125,187
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	40,000	36,916
CSX Corp., 4.25%, 6/1/21	110,000	117,121
CSX Corp., 3.40%, 8/1/24	110,000	110,513
Norfolk Southern Corp., 5.75%, 4/1/18	140,000	152,205
Norfolk Southern Corp., 3.25%, 12/1/21	90,000	90,066
Union Pacific Corp., 4.00%, 2/1/21	60,000	64,533
Union Pacific Corp., 4.75%, 9/15/41	120,000	129,583
		1,048,090
Semiconductors and Semiconductor Equipment†
Intel Corp., 3.70%, 7/29/25	50,000	52,108
KLA-Tencor Corp., 4.65%, 11/1/24	30,000	30,532
		82,640
Software — 0.2%
Intuit, Inc., 5.75%, 3/15/17	302,000	318,445
Microsoft Corp., 2.375%, 5/1/23	50,000	49,179
Microsoft Corp., 2.70%, 2/12/25	120,000	117,791
Microsoft Corp., 3.125%, 11/3/25	60,000	60,475
Oracle Corp., 2.50%, 10/15/22	200,000	196,417
Oracle Corp., 3.625%, 7/15/23	160,000	166,594
Oracle Corp., 3.40%, 7/8/24	80,000	81,633
Oracle Corp., 4.30%, 7/8/34	20,000	20,162
		1,010,696
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.35%, 9/15/25	60,000	61,336
Home Depot, Inc. (The), 5.95%, 4/1/41	180,000	227,523
Lowe's Cos., Inc., 3.375%, 9/15/25	24,000	24,343
United Rentals North America, Inc., 4.625%, 7/15/23	60,000	59,850
		373,052
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 1.00%, 5/3/18	100,000	99,464
Apple, Inc., 2.85%, 5/6/21	100,000	102,717
Apple, Inc., 3.45%, 5/6/24	220,000	228,417
Hewlett-Packard Enterprise Co., 3.60%, 10/15/20(3)	170,000	171,535
HP, Inc., 4.30%, 6/1/21	150,000	150,046
		752,179
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	260,000	255,776
Philip Morris International, Inc., 4.125%, 5/17/21	150,000	161,242
Reynolds American, Inc., 4.45%, 6/12/25	130,000	136,842
		553,860
48

	Shares/Principal Amount	Value
Wireless Telecommunication Services†
Vodafone Group plc, 5.625%, 2/27/17	$70,000	$73,559
TOTAL CORPORATE BONDS (Cost $59,545,639)		59,636,935
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 7.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.1%
FHLMC, VRN, 1.76%, 12/15/15	80,705	82,339
FHLMC, VRN, 1.85%, 12/15/15	231,161	236,394
FHLMC, VRN, 1.96%, 12/15/15	138,895	142,564
FHLMC, VRN, 1.97%, 12/15/15	172,695	177,132
FHLMC, VRN, 2.04%, 12/15/15	422,389	429,435
FHLMC, VRN, 2.32%, 12/15/15	330,861	334,233
FHLMC, VRN, 2.40%, 12/15/15	79,422	84,295
FHLMC, VRN, 2.47%, 12/15/15	110,581	117,467
FHLMC, VRN, 2.47%, 12/15/15	342,144	361,752
FHLMC, VRN, 2.53%, 12/15/15	53,373	56,462
FHLMC, VRN, 2.56%, 12/15/15	23,579	25,068
FHLMC, VRN, 2.63%, 12/15/15	81,364	86,561
FHLMC, VRN, 2.86%, 12/15/15	88,876	91,223
FHLMC, VRN, 2.95%, 12/15/15	210,126	222,952
FHLMC, VRN, 3.26%, 12/15/15	178,177	188,471
FHLMC, VRN, 3.74%, 12/15/15	78,335	82,088
FHLMC, VRN, 4.05%, 12/15/15	99,841	104,733
FHLMC, VRN, 4.21%, 12/15/15	162,787	171,387
FHLMC, VRN, 4.71%, 12/15/15	110,216	116,009
FHLMC, VRN, 5.12%, 12/15/15	28,803	30,390
FHLMC, VRN, 6.12%, 12/15/15	85,171	90,238
FNMA, VRN, 1.97%, 12/25/15	175,918	184,126
FNMA, VRN, 2.00%, 12/25/15	273,662	283,742
FNMA, VRN, 2.00%, 12/25/15	217,542	226,202
FNMA, VRN, 2.00%, 12/25/15	222,066	232,869
FNMA, VRN, 2.01%, 12/25/15	485,060	509,028
FNMA, VRN, 2.01%, 12/25/15	297,264	308,990
FNMA, VRN, 2.32%, 12/25/15	67,285	71,947
FNMA, VRN, 2.41%, 12/25/15	24,745	26,207
FNMA, VRN, 2.44%, 12/25/15	186,199	197,481
FNMA, VRN, 2.52%, 12/25/15	53,857	57,479
FNMA, VRN, 2.69%, 12/25/15	244,895	250,763
FNMA, VRN, 3.36%, 12/25/15	132,417	138,169
FNMA, VRN, 3.61%, 12/25/15	145,828	152,553
FNMA, VRN, 3.91%, 12/25/15	127,926	134,431
FNMA, VRN, 5.06%, 12/25/15	177,366	188,581
		6,193,761
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 6.4%
FHLMC, 6.50%, 6/1/16	1,997	2,007
FHLMC, 4.50%, 1/1/19	144,707	149,695

49

	Shares/Principal Amount	Value
FHLMC, 8.00%, 7/1/30	$3,987	$5,014
FHLMC, 6.50%, 5/1/31	12,118	13,827
FHLMC, 5.50%, 12/1/33	134,089	150,628
FHLMC, 5.50%, 1/1/38	238,340	266,519
FHLMC, 6.00%, 2/1/38	276,241	313,200
FHLMC, 6.00%, 11/1/38	195,853	222,082
FHLMC, 6.50%, 7/1/47	8,489	9,368
FNMA, 3.00%, 12/10/15(6)	250,000	251,152
FNMA, 3.50%, 12/10/15(6)	4,400,000	4,558,469
FNMA, 4.00%, 12/10/15(6)	1,810,000	1,920,608
FNMA, 4.50%, 12/10/15(6)	1,250,000	1,351,416
FNMA, 5.00%, 12/10/15(6)	150,000	165,471
FNMA, 5.50%, 12/10/15(6)	100,000	111,709
FNMA, 5.00%, 9/1/20	183,366	194,892
FNMA, 2.625%, 9/6/24	320,000	325,849
FNMA, 7.00%, 6/1/26	402	467
FNMA, 7.50%, 3/1/27	1,187	1,191
FNMA, 6.50%, 6/1/29	11,740	13,464
FNMA, 7.00%, 7/1/29	1,955	2,129
FNMA, 7.00%, 3/1/30	6,763	7,337
FNMA, 7.50%, 9/1/30	4,515	5,312
FNMA, 6.625%, 11/15/30	1,290,000	1,844,914
FNMA, 6.50%, 9/1/31	22,501	25,806
FNMA, 7.00%, 9/1/31	10,735	11,966
FNMA, 6.50%, 1/1/32	7,847	9,001
FNMA, 5.50%, 6/1/33	101,424	114,390
FNMA, 5.50%, 8/1/33	523,866	590,665
FNMA, 5.50%, 9/1/33	143,810	163,822
FNMA, 5.00%, 11/1/33	517,146	573,575
FNMA, 5.50%, 1/1/34	442,691	499,141
FNMA, 4.50%, 9/1/35	289,580	314,011
FNMA, 5.00%, 2/1/36	477,852	528,394
FNMA, 5.50%, 4/1/36	85,376	96,004
FNMA, 5.00%, 10/1/36	102,900	113,507
FNMA, 5.50%, 12/1/36	191,805	214,872
FNMA, 5.50%, 1/1/37	549,751	617,114
FNMA, 6.50%, 8/1/37	192,341	214,123
FNMA, 5.00%, 4/1/40	911,138	1,007,071
FNMA, 4.00%, 1/1/41	1,032,801	1,106,771
FNMA, 4.50%, 1/1/41	1,213,951	1,328,863
FNMA, 5.00%, 6/1/41	767,797	848,534
FNMA, 4.50%, 7/1/41	587,840	641,816
FNMA, 4.50%, 9/1/41	466,799	505,959
FNMA, 4.50%, 9/1/41	1,420,372	1,539,044
FNMA, 4.00%, 12/1/41	1,061,632	1,134,344
FNMA, 4.00%, 1/1/42	645,785	687,190

50

		Shares/Principal Amount	Value
FNMA, 3.50%, 5/1/42		$1,272,913	$1,321,460
FNMA, 3.50%, 6/1/42		760,437	790,462
FNMA, 3.00%, 11/1/42		1,416,163	1,427,234
FNMA, 3.50%, 5/1/45		970,479	1,007,124
FNMA, 6.50%, 8/1/47		50,063	55,704
FNMA, 6.50%, 8/1/47		27,354	30,425
FNMA, 6.50%, 9/1/47		51,126	56,920
FNMA, 6.50%, 9/1/47		2,825	3,145
FNMA, 6.50%, 9/1/47		19,203	21,374
FNMA, 6.50%, 9/1/47		27,915	31,082
FNMA, 6.50%, 9/1/47		7,454	8,295
GNMA, 3.50%, 12/17/15(6)		175,000	182,817
GNMA, 4.00%, 12/17/15(6)		1,978,000	2,101,509
GNMA, 7.00%, 1/15/24		1,991	2,188
GNMA, 8.00%, 7/15/24		4,896	5,203
GNMA, 8.00%, 9/15/24		3,858	4,228
GNMA, 9.00%, 4/20/25		949	1,080
GNMA, 7.00%, 9/15/25		7,936	8,260
GNMA, 7.50%, 10/15/25		4,808	4,961
GNMA, 7.50%, 2/15/26		11,612	12,983
GNMA, 8.25%, 7/15/26		30,565	31,772
GNMA, 7.00%, 12/15/27		17,226	17,636
GNMA, 6.50%, 2/15/28		6,570	7,533
GNMA, 6.50%, 3/15/28		10,065	11,542
GNMA, 6.50%, 4/15/28		1,257	1,441
GNMA, 6.00%, 10/15/28		21,715	24,942
GNMA, 7.00%, 5/15/31		9,313	11,109
GNMA, 5.50%, 11/15/32		75,006	85,276
GNMA, 6.50%, 10/15/38		858,293	984,259
GNMA, 4.50%, 5/20/41		768,975	837,247
GNMA, 4.50%, 6/15/41		344,326	378,145
GNMA, 4.00%, 12/15/41		1,402,767	1,490,822
GNMA, 3.50%, 6/20/42		594,376	622,875
GNMA, 3.50%, 7/20/42		454,149	475,925
GNMA, 3.50%, 4/20/45		209,756	219,484
			37,049,165
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $42,202,021)			43,242,926
SOVEREIGN GOVERNMENTS AND AGENCIES — 7.5%
Australia — 0.2%
Australia Government Bond, 4.50%, 4/15/20	AUD	204,000	161,525
Australia Government Bond, 2.75%, 4/21/24	AUD	1,080,000	779,088
New South Wales Treasury Corp., 4.00%, 2/20/17	AUD	210,000	155,405
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	247,000	186,181
			1,282,199

51

		Shares/Principal Amount	Value
Austria — 0.1%
Austria Government Bond, 4.35%, 3/15/19(3)	EUR	285,000	$347,088
Austria Government Bond, 3.90%, 7/15/20(3)	EUR	58,000	72,719
Austria Government Bond, 3.40%, 11/22/22(3)	EUR	125,000	161,018
Austria Government Bond, 1.65%, 10/21/24(3)	EUR	72,000	83,321
Austria Government Bond, 4.15%, 3/15/37(3)	EUR	100,000	158,746
			822,892
Belgium — 0.3%
Belgium Government Bond, 4.00%, 3/28/18(3)	EUR	253,000	294,323
Belgium Government Bond, 4.25%, 9/28/22	EUR	217,000	291,383
Belgium Government Bond, 2.25%, 6/22/23	EUR	431,000	518,250
Belgium Government Bond, 5.00%, 3/28/35(3)	EUR	75,000	124,885
Belgium Government Bond, 4.25%, 3/28/41(3)	EUR	123,000	197,031
			1,425,872
Canada — 0.5%
Canadian Government Bond, 1.50%, 3/1/17	CAD	490,000	371,097
Canadian Government Bond, 4.00%, 6/1/17	CAD	123,000	96,758
Canadian Government Bond, 3.75%, 6/1/19	CAD	348,000	287,648
Canadian Government Bond, 3.25%, 6/1/21	CAD	447,000	374,101
Canadian Government Bond, 4.00%, 6/1/41	CAD	385,000	382,645
Province of British Columbia, 3.25%, 12/18/21	CAD	257,000	208,618
Province of British Columbia, 2.85%, 6/18/25	CAD	470,000	364,960
Province of Ontario Canada, 1.00%, 7/22/16		$90,000	90,155
Province of Ontario Canada, 4.40%, 6/2/19	CAD	325,000	269,359
Province of Ontario Canada, 4.65%, 6/2/41	CAD	240,000	219,204
Province of Quebec Canada, 3.00%, 9/1/23	CAD	180,000	142,124
Province of Quebec Canada, 5.00%, 12/1/41	CAD	55,000	52,457
			2,859,126
Czech†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,300,000	117,751
Denmark†
Denmark Government Bond, 4.00%, 11/15/19	DKK	16,000	2,644
Denmark Government Bond, 7.00%, 11/10/24	DKK	563,000	125,582
Denmark Government Bond, 4.50%, 11/15/39	DKK	285,000	66,256
			194,482
Finland — 0.1%
Finland Government Bond, 4.375%, 7/4/19(3)	EUR	105,000	129,334
Finland Government Bond, 1.625%, 9/15/22(3)	EUR	142,000	164,662
Finland Government Bond, 4.00%, 7/4/25(3)	EUR	77,000	106,872
			400,868
France — 0.6%
France Government Bond OAT, 3.25%, 10/25/21	EUR	1,330,000	1,665,700
France Government Bond OAT, 1.75%, 11/25/24	EUR	554,000	643,901
France Government Bond OAT, 5.50%, 4/25/29	EUR	157,000	255,769
France Government Bond OAT, 3.25%, 5/25/45	EUR	432,000	603,269
			3,168,639

52

		Shares/Principal Amount	Value
Germany — 0.6%
Bundesrepublik Deutschland, 3.50%, 7/4/19	EUR	636,000	$764,783
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	368,000	446,640
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	125,000	148,507
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	1,235,000	1,316,581
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	99,000	169,314
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	223,000	304,236
			3,150,061
Ireland — 0.1%
Ireland Government Bond, 5.90%, 10/18/19	EUR	120,000	155,957
Ireland Government Bond, 3.40%, 3/18/24	EUR	189,000	240,968
			396,925
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	730,000	823,018
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	1,858,000	2,053,344
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(3)	EUR	207,000	316,824
			3,193,186
Japan — 2.5%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	367,500,000	3,010,246
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	566,800,000	4,865,657
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	236,600,000	2,379,702
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	146,700,000	1,377,479
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	286,150,000	2,751,717
			14,384,801
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	600,000	137,934
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	6,000,000	374,977
Netherlands — 0.1%
Netherlands Government Bond, 3.50%, 7/15/20(3)	EUR	361,000	445,620
Netherlands Government Bond, 2.25%, 7/15/22(3)	EUR	211,000	254,065
Netherlands Government Bond, 3.75%, 1/15/42(3)	EUR	73,000	117,789
Netherlands Government Bond, 2.75%, 1/15/47(3)	EUR	15,000	20,854
			838,328
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	287,000	202,638
Norway†
Norway Government Bond, 3.75%, 5/25/21(3)	NOK	1,193,000	157,530
Poland†
Poland Government Bond, 4.00%, 10/25/23	PLN	570,000	155,422
Singapore†
Singapore Government Bond, 2.375%, 4/1/17	SGD	220,000	158,572
Singapore Government Bond, 3.125%, 9/1/22	SGD	98,000	73,102
			231,674
South Africa†
South Africa Government Bond, 7.75%, 2/28/23	ZAR	4,000,000	266,895

53

		Shares/Principal Amount	Value
Spain — 0.6%
Spain Government Bond, 5.50%, 7/30/17(3)	EUR	150,000	$173,015
Spain Government Bond, 4.30%, 10/31/19(3)	EUR	805,000	982,249
Spain Government Bond, 5.85%, 1/31/22(3)	EUR	15,000	20,612
Spain Government Bond, 4.40%, 10/31/23(3)	EUR	689,000	900,611
Spain Government Bond, 1.60%, 4/30/25(3)	EUR	575,000	614,445
Spain Government Bond, 4.20%, 1/31/37(3)	EUR	350,000	470,772
Spain Government Bond, 5.15%, 10/31/44(3)	EUR	170,000	266,086
			3,427,790
Sweden — 0.1%
Sweden Government Bond, 3.50%, 6/1/22	SEK	2,860,000	393,999
Switzerland — 0.2%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	660,000	741,817
Switzerland Government Bond, 2.50%, 3/8/36	CHF	77,000	108,172
			849,989
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	7,300,000	224,042
United Kingdom — 0.8%
United Kingdom Gilt, 4.00%, 9/7/16	GBP	490,000	757,861
United Kingdom Gilt, 5.00%, 3/7/18	GBP	175,000	289,701
United Kingdom Gilt, 8.00%, 6/7/21	GBP	16,000	32,697
United Kingdom Gilt, 5.00%, 3/7/25	GBP	430,000	830,080
United Kingdom Gilt, 4.25%, 6/7/32	GBP	117,000	223,726
United Kingdom Gilt, 4.25%, 3/7/36	GBP	319,000	617,737
United Kingdom Gilt, 4.50%, 12/7/42	GBP	495,000	1,035,163
United Kingdom Gilt, 4.25%, 12/7/55	GBP	245,000	546,100
			4,333,065
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $46,567,212)			42,991,085
MUNICIPAL SECURITIES — 2.2%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40		$160,000	212,227
California GO, (Building Bonds), 7.55%, 4/1/39		30,000	44,561
California GO, (Building Bonds), 7.30%, 10/1/39		130,000	184,717
California GO, (Building Bonds), 7.60%, 11/1/40		65,000	97,999
City of Lowell Rev., (Little Rock Newspapers), VRDN, 0.12%, 12/2/15 (LOC: JPMorgan Chase Bank N.A.)(Acquired 4/11/12, Cost $2,200,000)(4)		2,200,000	2,200,000
City of Venice Health Care Rev., Series 2002 B, (Bon Secours Health System), VRDN, 0.06%, 12/3/15 (AGM)(LOC: JPMorgan Chase Bank N.A.)		1,000,000	1,000,000
Idaho Housing & Finance Association Rev., Series 2011 A, (Traditions at Boise Apartments), VRDN, 0.02%, 12/2/15		500,000	500,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33		100,000	95,183
Illinois Housing Development Authority Rev., Series 2015 A-3, VRDN, 0.13%, 12/3/15		2,150,000	2,150,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36		65,000	84,779

54

	Shares/Principal Amount	Value
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	$80,000	$96,816
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	55,000	73,530
Mission Economic Development Corp. Solid Waste Disposal Rev., (IESI Corp.), VRDN, 0.06%, 12/3/15 (LOC: Bank of America N.A.)	1,000,000	1,000,000
Nevada Housing Division Multifamily Rev., (Golden Apartments), VRDN, 0.02%, 12/3/15 (LIQ FAC: FHLMC)	1,600,000	1,600,000
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	100,000	142,759
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	75,000	103,757
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37	40,000	51,802
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	110,000	124,271
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.14%, 12/2/15 (LOC: FNMA)	610,000	610,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	88,563
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	53,764
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.46%, 10/1/62	120,000	116,814
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	150,000	175,261
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	180,000	220,878
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	109,722
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	75,000	90,953
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	35,000	49,114
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	105,000	127,251
Texas GO, (Building Bonds), 5.52%, 4/1/39	125,000	157,318
University of Illinois Rev., Series 1997 B, (Health Services Facilities System), VRDN, 0.01%, 12/2/15 (LOC: Wells Fargo Bank N.A.)	800,000	800,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	50,000	59,395
TOTAL MUNICIPAL SECURITIES (Cost $12,003,888)		12,421,434
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 1.8%
Private Sponsor Collateralized Mortgage Obligations — 1.7%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	800,071	819,957
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.93%, 12/1/15	894,044	865,881
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.04%, 12/1/15	353,716	348,993

55

	Shares/Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.52%, 12/1/15	$195,162	$195,858
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.75%, 12/1/15	1,478,743	1,516,185
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.74%, 12/1/15	1,224,788	1,236,428
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/15(3)	140,923	140,545
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 12/1/15(3)	379,465	387,827
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 12/1/15(3)	195,679	200,863
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.66%, 12/1/15	579,964	597,192
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.96%, 12/25/15	585,675	549,344
WaMu Mortgage Pass-Through Certificates, Series 2005-AR4, Class A5, VRN, 2.45%, 12/1/15	42,438	42,055
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.48%, 12/1/15	104,490	103,240
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.70%, 12/1/15	62,316	62,483
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.75%, 12/1/15	57,647	58,098
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.71%, 12/1/15	1,046,616	1,077,821
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 2.64%, 12/1/15	980,876	986,685
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.70%, 12/1/15	138,018	135,013
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.73%, 12/1/15	140,842	133,584
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 5.83%, 12/1/15	34,904	33,949
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR3, Class A1, VRN, 2.66%, 12/1/15	92,740	91,301
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	336,088	333,542
		9,916,844
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	372,734	403,728
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	43,002	42,986
		446,714
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,293,754)		10,363,558
ASSET-BACKED SECURITIES(5) — 1.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(3)	400,000	405,365
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(3)	250,000	249,725
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(3)	75,000	75,172
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.56%, 12/15/15	375,000	374,657

56

	Shares/Principal Amount	Value
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.70%, 12/15/15(3)	$450,000	$448,151
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.45%, 12/15/15	100,000	99,482
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.61%, 12/7/15(3)	413,399	412,546
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.09%, 12/22/15(3)	275,000	275,092
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	137,312	136,937
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(3)	550,000	547,879
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.37%, 12/15/15	166,744	166,551
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.59%, 12/10/15(3)	443,260	442,091
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	99,173	98,290
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	466,753	459,698
Invitation Homes Trust, Series 2013-SFR1, Class A, VRN, 1.40%, 12/17/15(3)	773,639	768,177
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.20%, 12/17/15(3)	50,000	49,128
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.40%, 12/17/15(3)	525,000	517,157
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.65%, 12/17/15(3)	343,349	341,173
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	8,537	8,536
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	325,000	324,478
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	328,349	326,562
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(3)	468,383	462,306
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(3)	67,078	67,099
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(3)	476,555	473,870
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	315,936	313,850
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(3)	437,095	431,894
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.53%, 12/15/15	425,000	424,902
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	72,370	73,545
TOTAL ASSET-BACKED SECURITIES (Cost $8,805,475)		8,774,313
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 1.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	475,000	477,701

57

	Shares/Principal Amount	Value
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.00%, 12/15/15(3)	$450,000	$447,945
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	400,000	399,349
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	525,000	535,370
BBCMS Trust, Series 2013-TYSN, Class C, 3.82%, 9/5/32(3)	125,000	128,968
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.15%, 12/15/15(3)	768,179	763,096
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.00%, 12/15/15(3)	615,000	611,013
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	375,000	408,264
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/15	425,000	455,145
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 12/1/15	108,000	113,657
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	475,000	504,544
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	125,000	126,847
Core Industrial Trust, Series 2015-TEXW, Class C, 3.73%, 2/10/34(3)	75,000	75,391
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)	725,000	723,549
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	427,000	433,519
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/15(3)	750,000	756,534
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.10%, 12/15/15(3)	850,000	845,920
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A SEQ, 3.35%, 7/13/29(3)	600,000	619,232
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,370,522)		8,426,044
COMMERCIAL PAPER(7) — 1.0%
Chariot Funding LLC, 0.38%, 12/7/15(3)	2,100,000	2,099,939
Jupiter Securitization Co. LLC, 0.38%, 12/8/15(3)	2,100,000	2,099,929
Toronto Dominion Holding, 0.38%, 3/18/16(3)	1,900,000	1,897,733
TOTAL COMMERCIAL PAPER (Cost $6,097,611)		6,097,601
EXCHANGE-TRADED FUNDS — 0.2%
iShares MSCI Japan ETF	6,870	85,119
iShares Russell 1000 Growth ETF	4,351	441,191
iShares Russell Mid-Cap Value ETF	7,847	560,433
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,074,159)		1,086,743
RIGHTS†
Diversified Banks†
Credit Suisse Group AG(1) (Cost $—)	3,640	2,230

58

	Shares/Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 6.0%
Federal Home Loan Bank Discount Notes, 0.14%, 2/17/16(7)	$3,000,000	$2,998,764
SSgA U.S. Government Money Market Fund, Class N	27,746,118	27,746,118
State Street Institutional Liquid Reserves Fund, Premier Class	4,085,296	4,085,296
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,830,504)		34,830,178
TOTAL INVESTMENT SECURITIES — 101.5% (Cost $542,274,853)		583,506,938
OTHER ASSETS AND LIABILITIES — (1.5)%		(8,745,898)
TOTAL NET ASSETS — 100.0%		$574,761,040

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	180,000	USD	126,169	Barclays Bank plc	12/16/15	$3,909
AUD	170,000	USD	119,160	Barclays Bank plc	12/16/15	3,691
AUD	10,745	USD	7,715	Barclays Bank plc	12/16/15	50
AUD	19,688	USD	14,142	Deutsche Bank	12/16/15	86
AUD	143,312	USD	99,255	Westpac Group	12/16/15	4,310
AUD	146,381	USD	101,381	Westpac Group	12/16/15	4,402
USD	603,471	AUD	863,199	Barclays Bank plc	12/16/15	(20,323)
USD	50,686	AUD	72,501	Barclays Bank plc	12/16/15	(1,707)
USD	122,336	AUD	170,410	UBS AG	12/16/15	(811)
USD	139,210	AUD	193,915	UBS AG	12/16/15	(923)
CAD	158,284	USD	120,000	Barclays Bank plc	12/16/15	(1,479)
CAD	138,498	USD	105,000	Barclays Bank plc	12/16/15	(1,294)
CAD	105,845	USD	79,399	JPMorgan Chase Bank N.A.	12/16/15	(144)
CAD	97,760	USD	73,334	JPMorgan Chase Bank N.A.	12/16/15	(133)
CAD	98,247	USD	75,000	UBS AG	12/16/15	(1,434)
CAD	52,398	USD	40,000	UBS AG	12/16/15	(765)
CAD	71,107	USD	53,202	UBS AG	12/16/15	43
USD	1,068,735	CAD	1,412,606	Barclays Bank plc	12/16/15	10,990
USD	316,263	CAD	418,022	Barclays Bank plc	12/16/15	3,252
USD	30,000	CAD	39,761	State Street Bank & Trust Co.	12/16/15	228
USD	105,000	CAD	139,714	Westpac Group	12/16/15	384
USD	120,000	CAD	159,673	Westpac Group	12/16/15	438
USD	30,028	CAD	40,023	JPMorgan Chase Bank N.A.	12/31/15	59
USD	530,242	CAD	706,739	JPMorgan Chase Bank N.A.	12/31/15	1,035
USD	489,137	CAD	651,951	JPMorgan Chase Bank N.A.	12/31/15	954
USD	369,237	CAD	492,141	JPMorgan Chase Bank N.A.	12/31/15	720
USD	17,782	CAD	23,685	JPMorgan Chase Bank N.A.	12/31/15	47
USD	753	CAD	1,005	JPMorgan Chase Bank N.A.	12/31/15	—
USD	13,155	CAD	17,572	JPMorgan Chase Bank N.A.	12/31/15	(3)
CHF	136,411	USD	140,000	Barclays Bank plc	12/16/15	(7,294)
CHF	103,995	USD	106,709	UBS AG	12/16/15	(5,539)

59

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	90,000	CHF	90,168	Barclays Bank plc	12/16/15	$2,281
USD	100,000	CHF	100,187	Barclays Bank plc	12/16/15	2,535
USD	31,582	CHF	30,631	State Street Bank & Trust Co.	12/16/15	1,783
USD	314,975	CHF	306,963	UBS AG	12/16/15	16,351
USD	153,963	CHF	151,802	UBS AG	12/16/15	6,284
USD	149,753	CHF	147,651	UBS AG	12/16/15	6,113
CLP	56,061,401	USD	82,778	UBS AG	12/16/15	(3,997)
CLP	61,493,623	USD	90,799	UBS AG	12/16/15	(4,384)
USD	75,000	CLP	53,310,000	UBS AG	12/16/15	86
USD	80,000	CLP	56,864,000	UBS AG	12/16/15	91
CZK	3,167,473	USD	124,816	JPMorgan Chase Bank N.A.	12/16/15	(964)
CZK	2,885,839	USD	113,718	JPMorgan Chase Bank N.A.	12/16/15	(879)
CZK	1,625,050	USD	67,112	Westpac Group	12/16/15	(3,571)
USD	60,176	CZK	1,449,277	Deutsche Bank	12/16/15	3,507
USD	65,646	CZK	1,581,030	Deutsche Bank	12/16/15	3,826
USD	124,593	CZK	3,164,218	JPMorgan Chase Bank N.A.	12/16/15	869
USD	115,473	CZK	2,932,597	JPMorgan Chase Bank N.A.	12/16/15	805
DKK	26,251	USD	3,831	HSBC Holdings plc	12/16/15	(111)
DKK	13,161	USD	1,921	HSBC Holdings plc	12/16/15	(56)
DKK	486,421	USD	72,902	State Street Bank & Trust Co.	12/16/15	(3,977)
DKK	9,224	USD	1,313	UBS AG	12/16/15	(6)
USD	74,865	DKK	499,524	State Street Bank & Trust Co.	12/16/15	4,084
EUR	300,000	USD	338,681	Barclays Bank plc	12/16/15	(21,600)
EUR	800,000	USD	903,149	Barclays Bank plc	12/16/15	(57,601)
EUR	50,000	USD	53,828	Barclays Bank plc	12/16/15	(981)
EUR	156,152	USD	174,696	Deutsche Bank	12/16/15	(9,653)
EUR	308,813	USD	345,486	Deutsche Bank	12/16/15	(19,091)
EUR	308,813	USD	345,077	JPMorgan Chase Bank N.A.	12/16/15	(18,682)
EUR	40,000	USD	44,700	JPMorgan Chase Bank N.A.	12/16/15	(2,422)
EUR	422,576	USD	447,786	JPMorgan Chase Bank N.A.	12/16/15	(1,151)
EUR	122,302	USD	131,579	State Street Bank & Trust Co.	12/16/15	(2,313)
EUR	380,137	USD	424,782	State Street Bank & Trust Co.	12/16/15	(23,002)
EUR	156,152	USD	174,491	State Street Bank & Trust Co.	12/16/15	(9,449)
EUR	120,000	USD	134,182	State Street Bank & Trust Co.	12/16/15	(7,350)
EUR	30,000	USD	32,579	State Street Bank & Trust Co.	12/16/15	(871)
EUR	120,372	USD	129,295	State Street Bank & Trust Co.	12/16/15	(2,070)
EUR	30,000	USD	34,181	UBS AG	12/16/15	(2,473)
EUR	26,300	USD	27,942	UBS AG	12/16/15	(145)
EUR	151,042	USD	160,533	UBS AG	12/16/15	(891)
EUR	43,800	USD	46,552	UBS AG	12/16/15	(258)
EUR	201	USD	213	UBS AG	12/31/15	(1)
USD	110,168	EUR	100,000	Barclays Bank plc	12/16/15	4,474
USD	220,709	EUR	207,266	Barclays Bank plc	12/16/15	1,642
USD	158,061	EUR	149,631	Barclays Bank plc	12/16/15	(90)
USD	110,122	EUR	102,780	Deutsche Bank	12/16/15	1,491
USD	29,042	EUR	27,483	HSBC Holdings plc	12/16/15	(6)

60

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,715,435	EUR	9,590,756	JPMorgan Chase Bank N.A.	12/16/15	$578,631
USD	448,143	EUR	400,000	JPMorgan Chase Bank N.A.	12/16/15	25,369
USD	345,082	EUR	308,813	State Street Bank & Trust Co.	12/16/15	18,686
USD	174,491	EUR	156,152	State Street Bank & Trust Co.	12/16/15	9,449
USD	78,402	EUR	70,000	State Street Bank & Trust Co.	12/16/15	4,416
USD	28,376	EUR	25,000	State Street Bank & Trust Co.	12/16/15	1,953
USD	24,191	EUR	22,521	State Street Bank & Trust Co.	12/16/15	387
USD	192,791	EUR	181,901	State Street Bank & Trust Co.	12/16/15	533
USD	112,129	EUR	100,000	UBS AG	12/16/15	6,436
USD	125,332	EUR	110,000	UBS AG	12/16/15	9,069
USD	582,423	EUR	513,126	UBS AG	12/16/15	40,082
USD	1,212,107	EUR	1,100,226	UBS AG	12/16/15	49,240
USD	827,457	EUR	746,736	UBS AG	12/16/15	38,205
USD	832,727	EUR	781,386	UBS AG	12/31/15	6,375
USD	383,190	EUR	359,564	UBS AG	12/31/15	2,933
USD	7,508	EUR	7,045	UBS AG	12/31/15	57
GBP	50,000	USD	76,117	JPMorgan Chase Bank N.A.	12/16/15	(811)
GBP	50,000	USD	76,117	JPMorgan Chase Bank N.A.	12/16/15	(811)
GBP	200,000	USD	308,778	UBS AG	12/16/15	(7,554)
USD	45,468	GBP	30,000	Barclays Bank plc	12/16/15	285
USD	43,353	GBP	28,681	Barclays Bank plc	12/16/15	156
USD	14,494	GBP	9,526	Deutsche Bank	12/16/15	146
USD	2,461,124	GBP	1,603,387	JPMorgan Chase Bank N.A.	12/16/15	46,230
USD	320,349	GBP	208,703	JPMorgan Chase Bank N.A.	12/16/15	6,017
USD	131,642	GBP	85,000	State Street Bank & Trust Co.	12/16/15	3,622
USD	83,176	GBP	55,000	State Street Bank & Trust Co.	12/16/15	339
USD	171,990	GBP	113,869	State Street Bank & Trust Co.	12/16/15	489
USD	118,372	GBP	78,370	State Street Bank & Trust Co.	12/16/15	337
USD	30,498	GBP	20,000	UBS AG	12/16/15	375
USD	49,772	GBP	32,774	UBS AG	12/16/15	410
HUF	27,523,575	USD	98,162	UBS AG	12/16/15	(4,633)
HUF	28,779,719	USD	102,642	UBS AG	12/16/15	(4,845)
USD	100,000	HUF	27,863,870	Barclays Bank plc	12/16/15	5,315
USD	100,000	HUF	27,863,870	Barclays Bank plc	12/16/15	5,315
ILS	326,698	USD	82,903	State Street Bank & Trust Co.	12/16/15	1,498
INR	18,380,600	USD	280,000	Westpac Group	12/16/15	(4,248)
INR	18,052,375	USD	275,000	Westpac Group	12/16/15	(4,172)
JPY	91,233,034	USD	754,795	Barclays Bank plc	12/16/15	(13,381)
JPY	63,788,570	USD	519,264	Barclays Bank plc	12/16/15	(880)
JPY	2,324,766	USD	18,935	Deutsche Bank	12/16/15	(42)
JPY	7,203,924	USD	60,000	JPMorgan Chase Bank N.A.	12/16/15	(1,457)
JPY	4,828,764	USD	40,000	JPMorgan Chase Bank N.A.	12/16/15	(759)
JPY	27,161,798	USD	225,000	JPMorgan Chase Bank N.A.	12/16/15	(4,267)
JPY	6,152,900	USD	50,000	UBS AG	12/16/15	2
USD	5,278,772	JPY	638,051,503	Barclays Bank plc	12/16/15	93,581
USD	90,000	JPY	10,923,300	Barclays Bank plc	12/16/15	1,231

61

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	125,000	JPY	15,171,250	Barclays Bank plc	12/16/15	$1,709
USD	37,440	JPY	4,610,997	Deutsche Bank	12/16/15	(32)
USD	117,941	JPY	14,528,501	Deutsche Bank	12/16/15	(126)
USD	90,000	JPY	10,771,911	JPMorgan Chase Bank N.A.	12/16/15	2,461
USD	102,302	JPY	12,365,500	JPMorgan Chase Bank N.A.	12/16/15	1,812
USD	250,000	JPY	30,100,575	State Street Bank & Trust Co.	12/16/15	5,385
USD	70,000	JPY	8,372,581	State Street Bank & Trust Co.	12/16/15	1,959
USD	163,936	JPY	20,142,000	UBS AG	12/16/15	250
USD	54,606	JPY	6,707,810	UBS AG	12/16/15	94
USD	135,340	JPY	16,572,304	Credit Suisse AG	12/30/15	573
KRW	765,388,706	USD	646,607	Westpac Group	12/16/15	12,926
KRW	53,239,500	USD	45,000	Westpac Group	12/16/15	876
KRW	95,760,000	USD	80,000	Westpac Group	12/16/15	2,516
KRW	119,700,000	USD	100,000	Westpac Group	12/16/15	3,145
KRW	193,904,920	USD	169,128	Westpac Group	12/16/15	(2,040)
KRW	166,763,687	USD	145,455	Westpac Group	12/16/15	(1,755)
USD	169,841	KRW	201,417,530	UBS AG	12/16/15	(3,720)
USD	65,000	KRW	77,941,500	UBS AG	12/16/15	(2,162)
USD	80,000	KRW	92,920,000	UBS AG	12/16/15	(69)
USD	80,000	KRW	92,920,000	UBS AG	12/16/15	(69)
MXN	832,915	USD	50,000	Barclays Bank plc	12/16/15	194
MXN	1,138,997	USD	67,828	Barclays Bank plc	12/16/15	812
MXN	1,728,523	USD	102,935	Barclays Bank plc	12/16/15	1,232
MXN	3,223,282	USD	194,964	Deutsche Bank	12/16/15	(719)
MXN	2,929,986	USD	177,223	Deutsche Bank	12/16/15	(653)
MXN	2,495,672	USD	145,000	UBS AG	12/16/15	5,397
USD	194,534	MXN	3,230,974	Deutsche Bank	12/16/15	(175)
USD	185,068	MXN	3,073,753	Deutsche Bank	12/16/15	(166)
USD	124,119	MXN	2,098,460	JPMorgan Chase Bank N.A.	12/16/15	(2,341)
USD	248,237	MXN	4,196,920	JPMorgan Chase Bank N.A.	12/16/15	(4,683)
USD	120,000	MXN	2,065,383	UBS AG	12/16/15	(4,467)
MYR	351,648	USD	80,000	UBS AG	12/16/15	2,652
MYR	632,472	USD	150,768	Westpac Group	12/16/15	(2,111)
MYR	637,656	USD	152,004	Westpac Group	12/16/15	(2,129)
USD	110,000	MYR	483,516	UBS AG	12/16/15	(3,646)
USD	140,000	MYR	604,268	UBS AG	12/16/15	(2,028)
USD	80,000	MYR	345,296	UBS AG	12/16/15	(1,159)
NOK	1,118,468	USD	129,104	Deutsche Bank	12/16/15	(432)
NOK	1,137,980	USD	131,356	Deutsche Bank	12/16/15	(440)
USD	135,000	NOK	1,134,254	Barclays Bank plc	12/16/15	4,512
USD	130,000	NOK	1,092,244	Barclays Bank plc	12/16/15	4,345
USD	84,595	NOK	697,076	Deutsche Bank	12/16/15	4,402
NZD	130,000	USD	83,286	Barclays Bank plc	12/16/15	2,205
NZD	115,000	USD	73,676	Barclays Bank plc	12/16/15	1,950
NZD	4,125	USD	2,684	Barclays Bank plc	12/16/15	29
NZD	50,000	USD	33,596	JPMorgan Chase Bank N.A.	12/16/15	(715)

62

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	157,785	USD	98,027	Westpac Group	12/16/15	$5,735
USD	89,117	NZD	140,199	JPMorgan Chase Bank N.A.	12/16/15	(3,081)
USD	119,052	NZD	187,294	JPMorgan Chase Bank N.A.	12/16/15	(4,116)
USD	77,310	NZD	119,884	UBS AG	12/16/15	(1,528)
USD	112,671	NZD	174,718	UBS AG	12/16/15	(2,227)
PLN	14,800	USD	3,691	Deutsche Bank	12/16/15	(30)
PLN	551,817	USD	146,068	JPMorgan Chase Bank N.A.	12/16/15	(9,564)
PLN	454,921	USD	120,000	UBS AG	12/16/15	(7,466)
PLN	417,011	USD	110,000	UBS AG	12/16/15	(6,843)
USD	118,528	PLN	459,327	Barclays Bank plc	12/16/15	4,903
USD	122,381	PLN	474,259	Barclays Bank plc	12/16/15	5,063
USD	195,000	PLN	762,368	Barclays Bank plc	12/16/15	6,412
USD	200,000	PLN	781,916	Barclays Bank plc	12/16/15	6,576
USD	60,509	PLN	228,330	JPMorgan Chase Bank N.A.	12/16/15	4,027
USD	111,942	PLN	422,410	JPMorgan Chase Bank N.A.	12/16/15	7,449
RUB	3,489,828	USD	51,321	UBS AG	12/16/15	1,067
RUB	3,763,248	USD	57,683	UBS AG	12/16/15	(1,190)
RUB	3,958,833	USD	60,681	UBS AG	12/16/15	(1,252)
USD	56,506	RUB	3,732,531	UBS AG	12/16/15	475
USD	59,932	RUB	3,958,833	UBS AG	12/16/15	504
SEK	1,352,495	USD	160,877	Deutsche Bank	12/16/15	(5,738)
SEK	202,044	USD	23,687	Deutsche Bank	12/16/15	(511)
USD	98,694	SEK	829,568	Barclays Bank plc	12/16/15	3,538
USD	89,920	SEK	755,961	Deutsche Bank	12/16/15	3,207
USD	75,001	SEK	624,593	UBS AG	12/16/15	3,356
SGD	4,144	USD	2,921	Barclays Bank plc	12/16/15	15
SGD	285,953	USD	202,238	JPMorgan Chase Bank N.A.	12/16/15	393
SGD	257,822	USD	182,342	JPMorgan Chase Bank N.A.	12/16/15	354
SGD	272,152	USD	191,082	State Street Bank & Trust Co.	12/16/15	1,769
SGD	256,651	USD	180,199	State Street Bank & Trust Co.	12/16/15	1,668
USD	123,842	SGD	175,967	JPMorgan Chase Bank N.A.	12/16/15	(850)
USD	125,000	SGD	179,619	State Street Bank & Trust Co.	12/16/15	(2,280)
USD	120,000	SGD	172,434	State Street Bank & Trust Co.	12/16/15	(2,189)
USD	70,000	SGD	99,718	State Street Bank & Trust Co.	12/16/15	(661)
USD	45,000	SGD	64,104	State Street Bank & Trust Co.	12/16/15	(425)
USD	202,029	SGD	285,953	State Street Bank & Trust Co.	12/16/15	(601)
USD	184,237	SGD	260,770	State Street Bank & Trust Co.	12/16/15	(548)
THB	7,092,700	USD	201,337	UBS AG	12/16/15	(3,534)
THB	6,804,253	USD	193,149	UBS AG	12/16/15	(3,391)
THB	6,503,234	USD	177,650	Westpac Group	12/16/15	3,713
USD	90,423	THB	3,224,484	UBS AG	12/16/15	498
USD	150,016	THB	5,349,571	UBS AG	12/16/15	826
USD	190,000	THB	6,963,500	Westpac Group	12/16/15	(4,199)
USD	195,000	THB	7,146,750	Westpac Group	12/16/15	(4,310)
TRY	291,610	USD	102,325	JPMorgan Chase Bank N.A.	12/16/15	(2,662)
TRY	290,667	USD	101,994	JPMorgan Chase Bank N.A.	12/16/15	(2,653)

63

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	312,847	USD	106,590	State Street Bank & Trust Co.	12/16/15	$332
TRY	347,082	USD	118,254	State Street Bank & Trust Co.	12/16/15	368
USD	100,000	TRY	294,806	Barclays Bank plc	12/16/15	(756)
USD	95,000	TRY	280,066	Barclays Bank plc	12/16/15	(718)
USD	110,000	TRY	342,942	Deutsche Bank	12/16/15	(7,208)
TWD	4,172,647	USD	126,329	UBS AG	12/16/15	1,488
TWD	6,348,735	USD	195,695	UBS AG	12/16/15	(1,219)
TWD	7,378,449	USD	227,435	UBS AG	12/16/15	(1,417)
USD	120,489	TWD	3,906,000	Westpac Group	12/16/15	839
ZAR	2,105,998	USD	150,016	Barclays Bank plc	12/17/15	(4,729)
USD	220,419	ZAR	2,990,089	Barclays Bank plc	12/17/15	14,141
USD	73,473	ZAR	996,696	Barclays Bank plc	12/17/15	4,714
						$781,368

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
12	U.S. Treasury 10-Year Notes	March 2016	$1,517,250	$(4,152)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$4,300,000	Sell	5.00%	12/20/20	4.50%	$(10,640)	$133,015

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

64

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LOC	-	Letter of Credit
AGM	-	Assured Guaranty Municipal Corporation	MTN	-	Medium Term Note
AUD	-	Australian Dollar	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PLN	-	Polish Zloty
CVA	-	Certificaten Van Aandelen	RUB	-	Russian Ruble
CZK	-	Czech Koruna	SEK	-	Swedish Krona
DKK	-	Danish Krone	SEQ	-	Sequential Payer
EUR	-	Euro	SGD	-	Singapore Dollar
FHLMC	-	Federal Home Loan Mortgage Corporation	THB	-	Thai Baht
FNMA	-	Federal National Mortgage Association	TRY	-	Turkish Lira
GBP	-	British Pound	TWD	-	Taiwanese Dollar
GNMA	-	Government National Mortgage Association	USD	-	United States Dollar
GO	-	General Obligation	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
HUF	-	Hungarian Forint
ILS	-	Israeli Shekel	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
INR	-	Indian Rupee
JPY	-	Japanese Yen	ZAR	-	South African Rand
KRW	-	South Korean Won
LIQ FAC	-	Liquidity Facilities

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $27,298.

(3)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $29,334,177, which represented 5.1% of total net assets.

(4)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $5,200,000, which represented 0.9% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment. Settlement date is indicated.

(7)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

65

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $542,274,853)	$583,506,938
Cash	22,699
Foreign currency holdings, at value (cost of $387,405)	367,821
Deposits with broker for swap agreements	266,132
Receivable for investments sold	2,259,972
Receivable for capital shares sold	517,285
Receivable for variation margin on futures contracts	750
Receivable for variation margin on swap agreements	3,972
Unrealized appreciation on forward foreign currency exchange contracts	1,192,855
Dividends and interest receivable	2,109,702
590,248,126

Liabilities
Payable for investments purchased	13,858,152
Payable for capital shares redeemed	686,195
Unrealized depreciation on forward foreign currency exchange contracts	411,487
Accrued management fees	456,617
Distribution and service fees payable	74,635
15,487,086

Net Assets	$574,761,040

Net Assets Consist of:
Capital (par value and paid-in surplus)	$510,022,142
Distributions in excess of net investment income	(182,644)
Undistributed net realized gain	22,965,942
Net unrealized appreciation	41,955,600
$574,761,040

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$275,947,388	47,359,615	$5.83
Institutional Class, $0.01 Par Value	$72,234,559	12,379,245	$5.84
A Class, $0.01 Par Value	$162,077,205	27,880,664	$5.81*
C Class, $0.01 Par Value	$42,585,436	7,399,976	$5.75
R Class, $0.01 Par Value	$14,766,353	2,546,758	$5.80
R6 Class, $0.01 Par Value	$7,150,099	1,224,109	$5.84
*Maximum offering price $6.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

66

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $135,759)	$5,481,254
Interest	5,358,880
10,840,134

Expenses:
Management fees	5,796,631
Distribution and service fees:
A Class	426,770
B Class	17,331
C Class	442,912
R Class	80,961
Directors' fees and expenses	21,331
Other expenses	8,009
6,793,945

Net investment income (loss)	4,046,189

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	29,564,508
Futures contract transactions	66,335
Swap agreement transactions	(27,703)
Foreign currency transactions	(193,270)
29,409,870

Change in net unrealized appreciation (depreciation) on:
Investments	(36,657,996)
Futures contracts	(4,152)
Swap agreements	(10,640)
Translation of assets and liabilities in foreign currencies	721,641
(35,951,147)

Net realized and unrealized gain (loss)	(6,541,277)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,495,088)

See Notes to Financial Statements.

67

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$4,046,189	$4,650,960
Net realized gain (loss)	29,409,870	41,118,592
Change in net unrealized appreciation (depreciation)	(35,951,147)	(4,972,747)
Net increase (decrease) in net assets resulting from operations	(2,495,088)	40,796,805

Distributions to Shareholders
From net investment income:
Investor Class	(800,273)	(2,662,451)
Institutional Class	(242,527)	(479,170)
A Class	(302,841)	(1,582,274)
B Class	—	(1,497)
C Class	—	(23,043)
R Class	(14,835)	(69,841)
R6 Class	(8,158)	(7,229)
From net realized gains:
Investor Class	(16,738,580)	(16,518,521)
Institutional Class	(3,666,455)	(2,012,155)
A Class	(10,301,509)	(14,312,332)
B Class	(136,340)	(156,388)
C Class	(2,409,005)	(2,425,097)
R Class	(918,124)	(931,564)
R6 Class	(100,773)	(14,298)
Decrease in net assets from distributions	(35,639,420)	(41,195,860)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(9,105,703)	6,231,144

Net increase (decrease) in net assets	(47,240,211)	5,832,089

Net Assets
Beginning of period	622,001,251	616,169,162
End of period	$574,761,040	$622,001,251

Distributions in excess of net investment income	$(182,644)	$(83,309)

See Notes to Financial Statements.

68

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization
American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing

69

corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions

70

of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2015 was 0.99% for the Investor Class, A Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund

71

and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2015 totaled $507,378,176, of which $156,433,952 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 totaled $535,306,158, of which $184,093,543 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	325,000,000		325,000,000
Sold	9,270,891	$54,688,766	11,031,291	$66,643,490
Issued in reinvestment of distributions	2,989,638	17,261,870	3,230,851	18,852,604
Redeemed	(13,891,745)	(81,736,303)	(10,321,457)	(61,950,646)
	(1,631,216)	(9,785,667)	3,940,685	23,545,448
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	3,581,678	21,022,895	6,273,651	38,286,268
Issued in reinvestment of distributions	676,832	3,908,804	425,696	2,489,916
Redeemed	(2,574,712)	(15,114,646)	(1,432,375)	(8,623,802)
	1,683,798	9,817,053	5,266,972	32,152,382
A Class/Shares Authorized	175,000,000		175,000,000
Sold	6,089,254	35,715,768	8,031,085	48,177,905
Issued in reinvestment of distributions	1,794,593	10,342,031	2,703,693	15,729,598
Redeemed	(10,239,325)	(60,059,015)	(19,511,256)	(118,292,094)
	(2,355,478)	(14,001,216)	(8,776,478)	(54,384,591)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	7,784	43,809	43,873	260,936
Issued in reinvestment of distributions	22,438	128,800	25,842	149,385
Redeemed	(431,479)	(2,502,556)	(101,637)	(611,707)
	(401,257)	(2,329,947)	(31,922)	(201,386)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	1,638,124	9,539,106	1,465,389	8,781,476
Issued in reinvestment of distributions	397,703	2,282,953	400,605	2,315,764
Redeemed	(1,654,464)	(9,619,705)	(1,395,817)	(8,367,199)
	381,363	2,202,354	470,177	2,730,041
R Class/Shares Authorized	25,000,000		25,000,000
Sold	888,383	5,210,209	655,284	3,939,531
Issued in reinvestment of distributions	160,675	925,777	171,361	996,043
Redeemed	(1,122,321)	(6,576,134)	(681,650)	(4,106,935)
	(73,263)	(440,148)	144,995	828,639
R6 Class/Shares Authorized	10,000,000		10,000,000
Sold	1,081,870	6,313,681	267,877	1,649,373
Issued in reinvestment of distributions	18,859	108,931	3,653	21,527
Redeemed	(168,834)	(990,744)	(18,043)	(110,289)
	931,895	5,431,868	253,487	1,560,611
Net increase (decrease)	(1,464,158)	$(9,105,703)	1,267,916	$6,231,144

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$209,576,693	$57,466,282	—
U.S. Treasury Securities	—	88,590,916	—
Corporate Bonds	—	59,636,935	—
U.S. Government Agency Mortgage-Backed Securities	—	43,242,926	—
Sovereign Governments and Agencies	—	42,991,085	—
Municipal Securities	—	12,421,434	—
Collateralized Mortgage Obligations	—	10,363,558	—
Asset-Backed Securities	—	8,774,313	—
Commercial Mortgage-Backed Securities	—	8,426,044	—
Commercial Paper	—	6,097,601	—
Exchange-Traded Funds	1,086,743	—	—
Rights	—	2,230	—
Temporary Cash Investments	31,831,414	2,998,764	—
	$242,494,850	$341,012,088	—
Other Financial Instruments
Swap Agreements	—	$133,015	—
Forward Foreign Currency Exchange Contracts	—	1,192,855	—
	—	$1,325,870	—

Liabilities
Other Financial Instruments
Futures Contracts	$4,152	—	—
Forward Foreign Currency Exchange Contracts	—	$411,487	—
	$4,152	$411,487	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,300,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $36,111,754.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 12 contracts.

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Value of Derivative Instruments as of November 30, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$3,972	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,192,855	Unrealized depreciation on forward foreign currency exchange contracts	$411,487
Interest Rate Risk	Receivable for variation margin on futures contracts*	750	Payable for variation margin on futures contracts*	—
		$1,197,577		$411,487

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(27,703)	Change in net unrealized appreciation (depreciation) on swap agreements	$(10,640)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(61,120)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	731,851
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	66,335	Change in net unrealized appreciation (depreciation) on futures contracts	(4,152)
		$(22,488)		$717,059

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 22, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2015 of $0.3174 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 28, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 24, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0193	$0.0279	$0.0085	—	—	$0.0344

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The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$6,956,894	$12,301,552
Long-term capital gains	$28,682,526	$28,894,308

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$548,055,173
Gross tax appreciation of investments	$50,807,391
Gross tax depreciation of investments	(15,355,626)
Net tax appreciation (depreciation) of investments	35,451,765
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(118,431)
Net tax appreciation (depreciation)	$35,333,334
Other book-to-tax adjustments	$(280,689)
Undistributed ordinary income	$1,499,209
Accumulated long-term gains	$28,187,044

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$6.21	0.05	(0.07)	(0.02)	(0.02)	(0.34)	(0.36)	$5.83	(0.25)%	1.00%	0.81%	90%	$275,947
2014	$6.23	0.05	0.36	0.41	(0.06)	(0.37)	(0.43)	$6.21	7.00%	0.99%	0.91%	59%	$304,125
2013	$5.95	0.06	0.50	0.56	(0.07)	(0.21)	(0.28)	$6.23	9.74%	1.00%	1.06%	68%	$280,568
2012	$5.60	0.08	0.45	0.53	(0.08)	(0.10)	(0.18)	$5.95	9.75%	1.00%	1.44%	76%	$253,750
2011	$5.39	0.10	0.21	0.31	(0.10)	—	(0.10)	$5.60	5.71%	1.00%	1.73%	78%	$229,957
Institutional Class
2015	$6.21	0.06	(0.07)	(0.01)	(0.02)	(0.34)	(0.36)	$5.84	0.02%	0.80%	1.01%	90%	$72,235
2014	$6.23	0.06	0.36	0.42	(0.07)	(0.37)	(0.44)	$6.21	7.21%	0.79%	1.11%	59%	$66,425
2013	$5.95	0.07	0.50	0.57	(0.08)	(0.21)	(0.29)	$6.23	9.95%	0.80%	1.26%	68%	$33,833
2012	$5.60	0.09	0.45	0.54	(0.09)	(0.10)	(0.19)	$5.95	9.97%	0.80%	1.64%	76%	$60,090
2011	$5.39	0.11	0.21	0.32	(0.11)	—	(0.11)	$5.60	5.92%	0.80%	1.93%	78%	$64,086
A Class
2015	$6.20	0.03	(0.07)	(0.04)	(0.01)	(0.34)	(0.35)	$5.81	(0.52)%	1.25%	0.56%	90%	$162,077
2014	$6.22	0.04	0.35	0.39	(0.04)	(0.37)	(0.41)	$6.20	6.74%	1.24%	0.66%	59%	$187,559
2013	$5.94	0.05	0.50	0.55	(0.06)	(0.21)	(0.27)	$6.22	9.49%	1.25%	0.81%	68%	$242,796
2012	$5.60	0.07	0.44	0.51	(0.07)	(0.10)	(0.17)	$5.94	9.30%	1.25%	1.19%	76%	$236,226
2011	$5.38	0.08	0.22	0.30	(0.08)	—	(0.08)	$5.60	5.64%	1.25%	1.48%	78%	$213,039

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$6.18	(0.01)	(0.08)	(0.09)	—	(0.34)	(0.34)	$5.75	(1.38)%	2.00%	(0.19)%	90%	$42,585
2014	$6.21	(0.01)	0.35	0.34	—(3)	(0.37)	(0.37)	$6.18	5.93%	1.99%	(0.09)%	59%	$43,361
2013	$5.94	—(3)	0.50	0.50	(0.02)	(0.21)	(0.23)	$6.21	8.65%	2.00%	0.06%	68%	$40,650
2012	$5.59	0.03	0.45	0.48	(0.03)	(0.10)	(0.13)	$5.94	8.73%	2.00%	0.44%	76%	$35,998
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.66%	2.00%	0.73%	78%	$32,205
R Class
2015	$6.20	0.02	(0.07)	(0.05)	(0.01)	(0.34)	(0.35)	$5.80	(0.77)%	1.50%	0.31%	90%	$14,766
2014	$6.22	0.02	0.36	0.38	(0.03)	(0.37)	(0.40)	$6.20	6.48%	1.49%	0.41%	59%	$16,239
2013	$5.94	0.03	0.50	0.53	(0.04)	(0.21)	(0.25)	$6.22	9.24%	1.50%	0.56%	68%	$15,392
2012	$5.59	0.05	0.45	0.50	(0.05)	(0.10)	(0.15)	$5.94	9.22%	1.50%	0.94%	76%	$13,824
2011	$5.38	0.07	0.21	0.28	(0.07)	—	(0.07)	$5.59	5.19%	1.50%	1.23%	78%	$11,364
R6 Class
2015	$6.21	0.07	(0.07)	—	(0.03)	(0.34)	(0.37)	$5.84	0.09%	0.65%	1.16%	90%	$7,150
2014	$6.23	0.07	0.36	0.43	(0.08)	(0.37)	(0.45)	$6.21	7.37%	0.64%	1.26%	59%	$1,815
2013(4)	$6.05	0.03	0.17	0.20	(0.02)	—	(0.02)	$6.23	3.32%	0.65%(5)	1.19%(5)	68%(6)	$241

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

79

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

80

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

81

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

84

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

85

other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

86

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

87

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For corporate taxpayers, the fund hereby designates $1,098,264, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,583,055 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2015.

The fund hereby designates $31,861,715, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

The fund utilized earnings and profits of $3,466,077 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

89

Notes

90

Notes

91

Notes

92

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87759 1601

ANNUAL REPORT	NOVEMBER 30, 2015

Strategic Allocation: Moderate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	-0.56%	7.76%	5.96%	6.98%	2/15/96
S&P 500 Index	—	2.75%	14.39%	7.48%	8.15%(1)	—
Barclays U.S. Aggregate Bond Index	—	0.97%	3.09%	4.65%	5.48%(1)	—
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	0.05%	1.20%	2.44%(1)	—
Institutional Class	ASAMX	-0.50%	7.98%	6.15%	5.40%	8/1/00
A Class(2)	ACOAX					10/2/96
No sales charge*		-0.90%	7.49%	5.68%	6.61%
With sales charge*		-6.63%	6.24%	5.05%	6.29%
C Class	ASTCX	-1.57%	6.70%	4.91%	5.38%	10/2/01
R Class	ASMRX	-1.04%	7.26%	5.43%	6.29%	8/29/03
R6 Class	ASMDX	-0.20%	—	—	5.75%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $17,843

S&P 500 Index — $20,574

Barclays U.S. Aggregate Bond Index — $15,750

Barclays U.S. 1–3 Month Treasury Bill Index — $11,269

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.06%	0.86%	1.31%	2.06%	1.56%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

Performance Summary

Strategic Allocation: Moderate returned -0.56%* for the fiscal year ended November 30, 2015. Global financial markets faced a number of difficulties during the reporting period including disappointing global growth, falling oil and commodity prices, and geopolitical instability. U.S.-based investments, both equity and fixed-income, outperformed their non-U.S. counterparts, generally producing modest advances. Among U.S. equities, small-cap stocks outperformed both large- and mid-cap stocks and growth led value across all capitalization ranges. Non-U.S. equities generally fell during the period, with emerging markets producing the largest declines. Fixed-income returns also diverged. U.S.-based investment-grade bonds managed slight advances as yields on U.S. Treasuries fell and the U.S. Federal Reserve (Fed) kept interest rates unchanged. High-yield bonds produced negative returns and non-U.S. high-quality bonds declined significantly, due in large part to currency weakness relative to the U.S. dollar.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 31% bonds, and 5% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. Over the course of the reporting period we maintained an overweight allocation to stocks with a subsequent underweight to bonds and cash, which was beneficial at the margin as equities generally outpaced fixed-income investments.

Within the stock component, overweight positioning in large- and mid-cap growth stocks was funded by limited exposure to large-cap value equities as well as high-quality bonds. Although funding our overweight to growth equities with an underweight to high-quality bonds benefited results, limited exposure to the high-quality bond segment relative to our overweight to high-yield bonds detracted from results. Our preference for growth over value equities was beneficial given the significant outperformance of growth over value during the year. We reduced the fund’s equity overweight in August by bringing the non-U.S. equity allocation back to neutral, which helped to offset some of the effects of equity market declines late in the summer. Likewise, we removed our long-standing overweight to growth after a period in which growth outperformed value by a wide margin.

Equities Produced Mixed Returns

The U.S. equity portion of Strategic Allocation: Moderate generally produced gains during the period, driven by positive returns of the fund’s small-cap value, large-cap growth, mid-cap growth, and mid-cap value segments, the fund’s top absolute performers. Stock selection of the underlying equity allocations also contributed positively to overall returns. Among U.S. equities, the mid-cap components—both value and growth—produced strong performance relative to their underlying benchmarks.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

The fund’s non-U.S. equity holdings generally declined, detracting from absolute results. This negative effect was most pronounced in the non-U.S. large-cap value allocation, which was among the largest absolute detractors from results. Although the fund’s emerging markets equity component also produced negative absolute performance, successful stock selection led the segment to significantly outperform its underlying benchmark. Conversely, stock selection results were detrimental in the disciplined large-cap core and disciplined large-cap growth allocations, whose focus on high-quality, attractively valued stocks went unrewarded in a year when markets favored more expensive growth names.

Fixed-Income Results Varied

The high-quality bond segment, the largest fixed-income allocation within the fund, advanced modestly and surpassed the return of its underlying benchmark due to positive security selection, making a positive absolute contribution to the fund’s overall results. However, this positive effect was diminished by our overweight positioning in high-yield bonds and exposure to non-U.S. fixed-income, both of which declined and had a pronounced effect on the fund’s absolute returns. An allocation to inflation-adjusted bonds also weighed on results.

Outlook

As we approach 2016, economic fundamentals in the U.S. continue to support our base case for moderate growth, while economic fundamentals in Europe, Japan, and China remain mixed. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the Fed raises interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. We expect that a strong U.S. dollar, weak commodity prices, uncertainty around numerous geopolitical events, and low interest rates in Europe will mean a gradual increase in U.S. interest rates. Given this backdrop, we narrowly favor equities over fixed-income investments, with overweight positions to U.S.-based stocks and underweights in non-U.S. equities. Likewise, we maintain limited exposure to high-quality bonds, both in the U.S. and elsewhere, and are overweight to high-yield bonds.

By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Common Stocks	% of net assets
Apple, Inc.	1.2%
Alphabet, Inc., Class A	1.0%
JPMorgan Chase & Co.	0.7%
Amazon.com, Inc.	0.6%
Pfizer, Inc.	0.6%
Cisco Systems, Inc.	0.6%
PepsiCo, Inc.	0.6%
Facebook, Inc., Class A	0.5%
Philip Morris International, Inc.	0.5%
Microsoft Corp.	0.5%

Geographic Composition of Common Stocks	% of net assets
United States	50.0%
United Kingdom	2.8%
Japan	2.2%
France	1.4%
Other Countries	8.7%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.9 years
Average Duration (effective)	5.1 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	50.0%
Foreign Common Stocks*	15.1%
Corporate Bonds	9.5%
U.S. Treasury Securities	9.3%
U.S. Government Agency Mortgage-Backed Securities	4.3%
Sovereign Governments and Agencies	3.2%
Municipal Securities	1.4%
Collateralized Mortgage Obligations	1.0%
Commercial Mortgage-Backed Securities	0.9%
Asset-Backed Securities	0.8%
Commercial Paper	0.6%
Exchange-Traded Funds	0.3%
Rights	—**
Temporary Cash Investments	4.0%
Other Assets and Liabilities	(0.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$967.90	$5.28	1.07%
Institutional Class	$1,000	$967.60	$4.29	0.87%
A Class	$1,000	$965.40	$6.50	1.32%
C Class	$1,000	$962.40	$10.18	2.07%
R Class	$1,000	$966.10	$7.74	1.57%
R6 Class	$1,000	$969.60	$3.55	0.72%
Hypothetical
Investor Class	$1,000	$1,019.70	$5.42	1.07%
Institutional Class	$1,000	$1,020.71	$4.41	0.87%
A Class	$1,000	$1,018.45	$6.68	1.32%
C Class	$1,000	$1,014.69	$10.45	2.07%
R Class	$1,000	$1,017.20	$7.94	1.57%
R6 Class	$1,000	$1,021.46	$3.65	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2015

	Shares/Principal Amount	Value
COMMON STOCKS — 65.1%
Aerospace and Defense — 1.9%
Astronics Corp.(1)	1,888	$73,047
B/E Aerospace, Inc.	13,679	632,243
BAE Systems plc	70,020	544,686
Boeing Co. (The)	38,699	5,628,770
Cubic Corp.	2,615	126,984
Finmeccanica SpA(1)	13,916	201,577
General Dynamics Corp.	18,612	2,725,914
Honeywell International, Inc.	66,778	6,941,573
Huntington Ingalls Industries, Inc.	15,082	1,974,535
L-3 Communications Holdings, Inc.	2,178	266,609
Lockheed Martin Corp.	14,752	3,233,048
Raytheon Co.	7,180	890,535
Saab AB, B Shares	5,298	164,192
Spirit AeroSystems Holdings, Inc., Class A(1)	41,807	2,192,777
Textron, Inc.	50,764	2,166,100
United Technologies Corp.	31,250	3,001,563
		30,764,153
Air Freight and Logistics — 0.3%
bpost SA	6,220	151,150
Royal Mail plc	73,584	538,719
United Parcel Service, Inc., Class B	32,481	3,345,868
XPO Logistics, Inc.(1)	6,121	186,691
		4,222,428
Airlines — 0.8%
Alaska Air Group, Inc.	24,703	1,969,570
Allegiant Travel Co.	391	68,476
American Airlines Group, Inc.	10,915	450,353
Delta Air Lines, Inc.	20,276	942,023
easyJet plc	7,580	188,710
International Consolidated Airlines Group SA(1)	115,695	987,987
Japan Airlines Co. Ltd.	20,800	711,357
Qantas Airways Ltd.	768,469	2,022,955
Ryanair Holdings plc ADR	13,740	1,056,606
Southwest Airlines Co.	55,869	2,563,270
Spirit Airlines, Inc.(1)	9,665	355,382
United Continental Holdings, Inc.(1)	20,454	1,139,901
		12,456,590
Auto Components — 0.8%
BorgWarner, Inc.	27,910	1,191,478
Continental AG	3,048	736,497

	Shares/Principal Amount	Value
Cooper Tire & Rubber Co.	6,885	$289,101
Cooper-Standard Holding, Inc.(1)	148	10,943
Dana Holding Corp.	3,248	53,397
Delphi Automotive plc	62,990	5,535,561
Faurecia	12,724	477,649
Gentex Corp.	1,786	29,889
Goodyear Tire & Rubber Co. (The)	59,707	2,082,580
Hota Industrial Manufacturing Co. Ltd.	136,000	524,968
Lear Corp.	6,035	759,807
Plastic Omnium SA	5,674	165,908
Stoneridge, Inc.(1)	3,495	51,132
Tower International, Inc.	3,602	110,437
Tung Thih Electronic Co. Ltd.	55,000	482,737
Valeo SA	7,152	1,107,397
		13,609,481
Automobiles — 0.8%
Fiat Chrysler Automobiles NV(1)	29,194	417,023
Ford Motor Co.	266,903	3,824,720
Fuji Heavy Industries Ltd.	37,200	1,537,560
Great Wall Motor Co. Ltd., H Shares	395,000	484,487
Harley-Davidson, Inc.	19,930	974,976
Honda Motor Co., Ltd.	5,500	178,806
Honda Motor Co., Ltd. ADR	18,091	591,214
Isuzu Motors Ltd.	45,000	506,296
Mitsubishi Motors Corp.	5,500	48,968
Peugeot SA(1)	62,877	1,123,376
PT Astra International Tbk	629,500	269,591
Suzuki Motor Corp.	36,800	1,131,503
Tesla Motors, Inc.(1)	1,469	338,252
Thor Industries, Inc.	10,367	600,457
Tofas Turk Otomobil Fabrikasi AS	83,078	548,387
Toyota Motor Corp.	7,000	435,410
		13,011,026
Banks — 4.7%
Alior Bank SA(1)	19,940	360,801
Australia & New Zealand Banking Group Ltd.	31,153	611,686
Banco Santander SA	97,140	530,409
Bank Hapoalim BM	143,426	741,664
Bank of America Corp.	334,495	5,830,248
Bank of Hawaii Corp.	10,397	719,368
Bank of Ireland(1)	2,636,206	983,205
Bank of the Ozarks, Inc.	3,542	192,260
Bank of Yokohama Ltd. (The)	22,000	129,480
BankUnited, Inc.	26,595	1,005,291
Barclays plc	321,081	1,079,350
BB&T Corp.	20,609	795,920

	Shares/Principal Amount	Value
BNP Paribas SA	10,240	$607,058
BOC Hong Kong Holdings Ltd.	24,500	75,047
BOK Financial Corp.	8,217	565,740
Boston Private Financial Holdings, Inc.	7,405	89,601
Capital Bank Financial Corp., Class A	7,144	240,896
Capitec Bank Holdings Ltd.	15,794	655,534
Cathay General Bancorp	4,087	140,266
Chiba Bank Ltd. (The)	23,000	158,627
China Merchants Bank Co. Ltd., H Shares	44,000	103,397
Citigroup, Inc.	79,197	4,283,766
Comerica, Inc.	12,335	571,727
Commerce Bancshares, Inc.	23,875	1,096,335
Commercial International Bank Egypt S.A.E.	96,767	537,591
Commonwealth Bank of Australia	1,038	59,627
Credicorp Ltd.	6,651	702,412
Cullen / Frost Bankers, Inc.	10,174	710,043
Dah Sing Banking Group Ltd.	60,000	117,006
Eagle Bancorp, Inc.(1)	2,660	145,316
Erste Group Bank AG(1)	38,774	1,189,672
FCB Financial Holdings, Inc., Class A(1)	9,324	363,170
FinecoBank Banca Fineco SpA	16,203	126,511
First Financial Bankshares, Inc.	5,759	206,806
First NBC Bank Holding Co.(1)	1,364	57,752
Hang Seng Bank Ltd.	50,200	909,672
HDFC Bank Ltd.	66,270	1,273,402
Home Bancshares, Inc.	4,227	190,722
HSBC Holdings plc	196,937	1,570,532
ICICI Bank Ltd. ADR	55,074	457,665
Industrial & Commercial Bank of China Ltd., H Shares	2,257,105	1,365,305
ING Groep NV CVA	108,604	1,491,118
Intesa Sanpaolo SpA	640,640	2,198,467
Itau Unibanco Holding SA ADR	45,006	318,642
JPMorgan Chase & Co.	160,109	10,676,068
Kasikornbank PCL	66,300	313,556
KBC Groep NV	36,966	2,206,688
KeyCorp	56,530	741,108
LegacyTexas Financial Group, Inc.	7,561	230,686
Lloyds Banking Group plc	541,613	595,151
M&T Bank Corp.	8,909	1,116,565
Mitsubishi UFJ Financial Group, Inc.	275,200	1,766,109
Mizrahi Tefahot Bank Ltd.	3,019	35,722
Mizuho Financial Group, Inc.	18,900	38,153
National Australia Bank Ltd.	5,100	108,400
Oversea-Chinese Banking Corp. Ltd.	38,300	235,412
PNC Financial Services Group, Inc. (The)	32,743	3,127,284
PT Bank Mandiri (Persero) Tbk	507,900	312,046

	Shares/Principal Amount	Value
PT Bank Rakyat Indonesia (Persero) Tbk	597,000	$464,957
Qatar National Bank SAQ	7,409	325,496
ServisFirst Bancshares, Inc.	1,120	55,126
Seven Bank Ltd.	106,300	465,440
Signature Bank(1)	6,216	983,060
Societe Generale SA	2,023	96,568
Southside Bancshares, Inc.	7,266	205,192
Standard Chartered plc	20,038	168,159
Sumitomo Mitsui Financial Group, Inc.	34,800	1,327,828
SunTrust Banks, Inc.	13,108	569,149
Suruga Bank Ltd.	13,100	265,193
SVB Financial Group(1)	4,038	534,954
Texas Capital Bancshares, Inc.(1)	3,792	224,790
U.S. Bancorp	75,800	3,326,862
UMB Financial Corp.	6,323	333,222
United Overseas Bank Ltd.	8,800	120,968
Valley National Bancorp	9,216	102,666
Virgin Money Holdings UK plc	43,678	234,123
Wells Fargo & Co.	126,483	6,969,213
Westamerica Bancorporation	22,131	1,084,419
Westpac Banking Corp.	40,724	946,869
		75,866,309
Beverages — 1.0%
Anheuser-Busch InBev NV	9,183	1,183,195
Boston Beer Co., Inc. (The), Class A(1)	1,169	249,722
Brown-Forman Corp., Class B	8,735	895,687
Coca-Cola Bottling Co. Consolidated	658	127,435
Coca-Cola Co. (The)	10,642	453,562
Constellation Brands, Inc., Class A	17,633	2,473,204
Fomento Economico Mexicano SAB de CV ADR	8,034	774,317
PepsiCo, Inc.	89,749	8,989,260
Pernod-Ricard SA	6,850	779,464
Treasury Wine Estates Ltd.	39,596	216,773
		16,142,619
Biotechnology — 2.0%
AbbVie, Inc.	66,292	3,854,880
ACADIA Pharmaceuticals, Inc.(1)	1,871	71,004
Acceleron Pharma, Inc.(1)	1,017	43,599
Actelion Ltd.	3,190	448,029
Aimmune Therapeutics, Inc.(1)	1,662	35,550
Alder Biopharmaceuticals, Inc.(1)	1,659	61,814
Alexion Pharmaceuticals, Inc.(1)	9,199	1,641,470
Amgen, Inc.	34,283	5,522,991
Anacor Pharmaceuticals, Inc.(1)	1,512	176,496
Biogen, Inc.(1)	18,376	5,271,339
BioMarin Pharmaceutical, Inc.(1)	9,381	894,666

	Shares/Principal Amount	Value
Bluebird Bio, Inc.(1)	243	$21,566
Celgene Corp.(1)	4,104	449,183
Celldex Therapeutics, Inc.(1)	1,635	29,446
Cepheid, Inc.(1)	1,534	55,132
Chimerix, Inc.(1)	1,377	55,631
Clovis Oncology, Inc.(1)	678	21,323
Dyax Corp.(1)	2,087	70,248
Dynavax Technologies Corp.(1)	1,891	52,740
Eagle Pharmaceuticals, Inc.(1)	1,466	134,344
Exelixis, Inc.(1)	6,530	37,352
Genmab A/S(1)	3,178	409,568
Gilead Sciences, Inc.	70,986	7,521,677
Halozyme Therapeutics, Inc.(1)	3,018	53,720
ImmunoGen, Inc.(1)	2,930	39,760
Incyte Corp.(1)	14,363	1,640,829
Innate Pharma SA(1)	4,904	71,865
Insmed, Inc.(1)	1,879	30,647
Isis Pharmaceuticals, Inc.(1)	474	28,933
Kite Pharma, Inc.(1)	834	68,697
Ligand Pharmaceuticals, Inc., Class B(1)	485	51,934
Medy-Tox, Inc.	1,699	689,547
Merrimack Pharmaceuticals, Inc.(1)	3,710	34,911
Momenta Pharmaceuticals, Inc.(1)	1,815	32,416
Neurocrine Biosciences, Inc.(1)	1,909	103,792
Novavax, Inc.(1)	8,658	74,112
Portola Pharmaceuticals, Inc.(1)	1,355	67,222
Prothena Corp. plc(1)	960	67,718
Radius Health, Inc.(1)	880	53,513
Raptor Pharmaceutical Corp.(1)	2,651	16,754
Regeneron Pharmaceuticals, Inc.(1)	1,733	943,619
Repligen Corp.(1)	1,099	31,245
Sarepta Therapeutics, Inc.(1)	808	29,702
Spark Therapeutics, Inc.(1)	720	41,609
TESARO, Inc.(1)	880	44,915
Ultragenyx Pharmaceutical, Inc.(1)	879	86,423
Vertex Pharmaceuticals, Inc.(1)	4,171	539,561
		31,723,492
Building Products — 0.3%
Apogee Enterprises, Inc.	2,927	146,994
Continental Building Products, Inc.(1)	7,654	139,609
CSW Industrials, Inc.(1)	3,288	120,374
Lennox International, Inc.	8,341	1,133,709
Masonite International Corp.(1)	3,119	205,729
NCI Building Systems, Inc.(1)	5,113	60,640
Nortek, Inc.(1)	200	9,628
Owens Corning	40,100	1,878,284

	Shares/Principal Amount	Value
PGT, Inc.(1)	8,595	$95,576
TOTO Ltd.	7,000	241,673
Trex Co., Inc.(1)	2,389	103,444
USG Corp.(1)	29,711	715,441
		4,851,101
Capital Markets — 1.4%
Affiliated Managers Group, Inc.(1)	9,660	1,712,042
Ameriprise Financial, Inc.	29,725	3,357,439
Ares Management LP	7,981	112,293
BlackRock, Inc.	3,460	1,258,471
Credit Suisse Group AG	12,680	272,616
Deutsche Bank AG	14,701	377,513
Evercore Partners, Inc., Class A	2,852	158,371
Franklin Resources, Inc.	16,624	696,878
Goldman Sachs Group, Inc. (The)	10,900	2,071,218
HFF, Inc., Class A	1,755	60,319
Ichigo, Inc.	48,400	135,253
Invesco Ltd.	85,170	2,869,377
Investec plc	87,204	742,059
Jafco Co. Ltd.	6,300	250,260
Legg Mason, Inc.	49,748	2,207,816
LPL Financial Holdings, Inc.	12,809	588,958
Magellan Financial Group Ltd.	15,716	294,602
Man Group plc	259,578	638,031
Moelis & Co., Class A	2,141	63,181
Northern Trust Corp.	38,738	2,903,026
SBI Holdings, Inc.	36,300	411,361
SEI Investments Co.	5,761	313,341
State Street Corp.	9,783	710,050
T. Rowe Price Group, Inc.	7,792	593,361
		22,797,836
Chemicals — 1.7%
Air Products & Chemicals, Inc.	18,119	2,480,310
Akzo Nobel NV	11,530	820,093
Arkema SA	5,830	420,029
Axalta Coating Systems Ltd.(1)	25,861	750,486
BASF SE	2,332	193,020
Cabot Corp.	46,253	2,013,856
Chr Hansen Holding A/S	2,071	129,961
Croda International plc	14,210	613,800
Dow Chemical Co. (The)	121,792	6,349,017
Eastman Chemical Co.	2,046	148,642
Huntsman Corp.	5,396	67,558
Innophos Holdings, Inc.	3,359	99,829
Innospec, Inc.	2,894	169,009
Johnson Matthey plc	26,330	1,122,253

	Shares/Principal Amount	Value
LANXESS AG	5,053	$257,327
LG Chem Ltd.	3,266	896,842
LyondellBasell Industries NV, Class A	40,646	3,894,700
Minerals Technologies, Inc.	6,571	404,379
Mitsubishi Chemical Holdings Corp.	102,600	672,359
Mosaic Co. (The)	22,431	709,717
PolyOne Corp.	3,856	138,739
PPG Industries, Inc.	9,463	1,000,618
Sensient Technologies Corp.	989	66,105
Sherwin-Williams Co. (The)	5,487	1,514,796
Sumitomo Chemical Co. Ltd.	110,000	630,869
Symrise AG	16,975	1,148,912
Teijin Ltd.	180,000	640,455
Tosoh Corp.	34,000	190,577
		27,544,258
Commercial Services and Supplies — 0.6%
ABM Industries, Inc.	3,130	92,867
ADT Corp. (The)	24,084	854,260
Brink's Co. (The)	4,533	145,872
Clean Harbors, Inc.(1)	21,796	943,549
dorma+kaba Holding AG	553	355,283
Downer EDI Ltd.	43,056	112,409
HNI Corp.	1,644	72,763
InnerWorkings, Inc.(1)	12,232	104,706
Interface, Inc.	1,346	26,758
KAR Auction Services, Inc.	30,255	1,147,572
Multi-Color Corp.	6,540	408,815
Pitney Bowes, Inc.	58,390	1,261,224
Republic Services, Inc.	51,441	2,259,803
Societe BIC SA	1,486	244,454
Stericycle, Inc.(1)	5,423	654,665
Tyco International plc	41,923	1,480,301
		10,165,301
Communications Equipment — 0.8%
Cisco Systems, Inc.	334,855	9,124,799
F5 Networks, Inc.(1)	56	5,768
Harris Corp.	4,219	350,725
Infinera Corp.(1)	5,432	122,329
Juniper Networks, Inc.	16,699	503,141
Motorola Solutions, Inc.	23,314	1,673,479
Polycom, Inc.(1)	4,808	65,533
QUALCOMM, Inc.	18,868	920,570
Ruckus Wireless, Inc.(1)	8,994	102,981
		12,869,325
Construction and Engineering — 0.2%
Boskalis Westminster NV	852	37,916

	Shares/Principal Amount	Value
China Railway Construction Corp. Ltd., H Shares	432,000	$573,886
CIMIC Group Ltd.	23,953	433,936
Great Lakes Dredge & Dock Corp.(1)	12,945	58,641
Larsen & Toubro Ltd.	24,845	512,369
Peab AB	29,027	221,651
PT Wijaya Karya Persero Tbk	2,042,000	415,485
Skanska AB, B Shares	21,340	424,755
		2,678,639
Construction Materials — 0.1%
Cemex SAB de CV ADR(1)	61,377	386,675
CRH plc	19,870	584,673
Headwaters, Inc.(1)	7,182	137,679
Siam Cement PCL (The)	31,600	395,000
Summit Materials, Inc., Class A(1)	4,927	112,188
Titan Cement Co. SA	14,100	253,255
		1,869,470
Consumer Finance — 0.5%
Capital One Financial Corp.	26,280	2,063,243
Discover Financial Services	53,033	3,010,153
Provident Financial plc	5,679	305,518
Synchrony Financial(1)	70,515	2,244,492
		7,623,406
Containers and Packaging — 0.5%
Avery Dennison Corp.	18,516	1,221,315
Ball Corp.	15,982	1,109,470
Bemis Co., Inc.	9,082	427,944
Berry Plastics Group, Inc.(1)	28,193	1,025,098
Graphic Packaging Holding Co.	19,035	260,208
Multi Packaging Solutions International Ltd.(1)	11,157	188,665
Smurfit Kappa Group plc	36,655	1,001,502
Sonoco Products Co.	20,808	911,807
WestRock Co.	33,333	1,687,650
		7,833,659
Distributors — 0.1%
LKQ Corp.(1)	34,303	1,011,595
Diversified Consumer Services — 0.1%
2U, Inc.(1)	3,245	78,269
Bright Horizons Family Solutions, Inc.(1)	3,042	201,776
H&R Block, Inc.	43,749	1,605,151
Nord Anglia Education, Inc.(1)	5,917	125,618
ServiceMaster Global Holdings, Inc.(1)	3,873	145,160
Steiner Leisure, Ltd.(1)	1,913	120,290
Strayer Education, Inc.(1)	2,238	132,467
		2,408,731
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(1)	21,372	2,865,771

	Shares/Principal Amount	Value
Compass Diversified Holdings	8,530	$136,651
Element Financial Corp.(1)	39,033	499,805
Euronext NV	8,697	432,655
EXOR SpA	5,906	264,700
Financial Products Group Co. Ltd.	22,000	150,301
Investment AB Kinnevik, B Shares	6,963	214,196
Investor AB, B Shares	20,764	791,345
Japan Exchange Group, Inc.	14,400	225,768
London Stock Exchange Group plc	25,200	1,005,773
MarketAxess Holdings, Inc.	1,369	146,182
Markit Ltd.(1)	15,801	466,129
McGraw Hill Financial, Inc.	10,901	1,051,619
Nasdaq, Inc.	10,246	600,620
ORIX Corp.	100,000	1,443,136
Zenkoku Hosho Co. Ltd.	4,400	144,224
		10,438,875
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	32,197	1,084,073
Bezeq The Israeli Telecommunication Corp. Ltd.	26,398	56,866
BT Group plc	81,243	607,456
Cellnex Telecom SAU(1)	44,941	816,460
CenturyLink, Inc.	40,799	1,098,717
Deutsche Telekom AG	42,493	783,659
Iliad SA	1,720	383,625
inContact, Inc.(1)	11,871	117,167
Inmarsat plc	30,570	513,362
Nippon Telegraph & Telephone Corp.	23,300	864,049
Orange SA	38,077	658,167
Telefonica SA	41,867	516,438
Telstra Corp. Ltd.	115,491	447,684
Thaicom PCL	461,800	320,838
Verizon Communications, Inc.	37,158	1,688,831
		9,957,392
Electric Utilities — 0.8%
ALLETE, Inc.	1,654	84,271
Edison International	23,159	1,374,718
EDP - Energias de Portugal SA	207,595	692,000
El Paso Electric Co.	1,340	51,791
Endesa SA	22,798	471,628
Enel SpA	87,497	385,865
Great Plains Energy, Inc.	29,310	791,077
Mighty River Power Ltd.	44,609	85,155
NextEra Energy, Inc.	23,603	2,356,996
OGE Energy Corp.	3,373	88,069
PPL Corp.	32,800	1,116,512
Tokyo Electric Power Co., Inc.(1)	101,000	618,635

	Shares/Principal Amount	Value
Westar Energy, Inc.	58,302	$2,488,330
Xcel Energy, Inc.	61,486	2,192,591
		12,797,638
Electrical Equipment — 0.5%
Acuity Brands, Inc.	4,067	938,989
AMETEK, Inc.	6,712	378,959
Eaton Corp. plc	19,660	1,143,426
Emerson Electric Co.	28,442	1,422,100
Gamesa Corp. Tecnologica SA	23,782	416,352
Legrand SA	16,000	941,259
Nexans SA(1)	8,400	321,276
Nidec Corp.	13,500	1,043,810
Rockwell Automation, Inc.	3,323	353,700
Vestas Wind Systems A/S	11,963	780,529
		7,740,400
Electronic Equipment, Instruments and Components — 0.5%
Delta Electronics, Inc.	90,000	431,499
Fingerprint Cards AB, B Shares(1)	1,285	91,346
Hexagon AB, B Shares	11,050	400,987
Ingenico Group SA	5,062	637,244
Ingram Micro, Inc., Class A	4,487	138,783
Keyence Corp.	1,400	758,798
Keysight Technologies, Inc.(1)	33,005	1,016,884
Mercury Systems, Inc.(1)	3,217	62,989
Murata Manufacturing Co. Ltd.	10,300	1,598,131
PAX Global Technology Ltd.	428,000	529,380
TDK Corp.	3,200	230,057
TE Connectivity Ltd.	29,190	1,958,357
TTM Technologies, Inc.(1)	10,268	80,501
		7,934,956
Energy Equipment and Services — 0.6%
Atwood Oceanics, Inc.	35,773	568,075
Cameron International Corp.(1)	25,950	1,772,126
Dril-Quip, Inc.(1)	1,540	97,189
FMC Technologies, Inc.(1)	23,916	813,622
Forum Energy Technologies, Inc.(1)	6,673	104,499
Halliburton Co.	77,583	3,091,683
Helmerich & Payne, Inc.	16,007	932,408
Matrix Service Co.(1)	2,919	67,108
Petrofac Ltd.	16,359	203,266
Schlumberger Ltd.	15,685	1,210,098
Technip SA	1,794	94,033
TGS Nopec Geophysical Co. ASA	40,441	777,591
Transocean Ltd.	9,390	135,531
Transocean Ltd., New York Shares	32,884	472,214
		10,339,443

	Shares/Principal Amount	Value
Food and Staples Retailing — 1.8%
Alimentation Couche-Tard, Inc., B Shares	21,170	$965,090
Axfood AB	3,981	72,301
Carrefour SA	29,799	918,707
Casey's General Stores, Inc.	1,259	146,384
Costco Wholesale Corp.	6,896	1,113,152
CP ALL PCL	598,600	784,994
CVS Health Corp.	63,982	6,020,066
Fresh Market, Inc. (The)(1)	4,175	100,117
Jeronimo Martins SGPS SA	87,808	1,218,580
Koninklijke Ahold NV	36,723	798,885
Kroger Co. (The)	111,887	4,213,664
Magnit PJSC GDR	6,775	326,691
Metro AG	18,431	614,576
President Chain Store Corp.	127,000	813,155
Raia Drogasil SA	52,600	539,052
Seven & i Holdings Co. Ltd.	26,400	1,183,818
Sundrug Co. Ltd.	4,500	289,886
Sysco Corp.	98,713	4,057,104
Wal-Mart Stores, Inc.	54,355	3,198,248
WM Morrison Supermarkets plc	303,897	697,991
X5 Retail Group NV GDR(1)	34,841	787,407
		28,859,868
Food Products — 1.2%
Associated British Foods plc	14,587	779,037
BRF SA ADR	21,361	304,181
Cal-Maine Foods, Inc.	4,631	252,436
Calbee, Inc.	7,600	314,249
CJ CheilJedang Corp.	991	308,497
ConAgra Foods, Inc.	44,628	1,826,624
Danone SA	3,531	247,456
Dean Foods Co.	59,473	1,115,714
Ezaki Glico Co. Ltd.	4,700	236,336
Flowers Foods, Inc.	4,474	105,228
General Mills, Inc.	11,817	682,550
Hain Celestial Group, Inc. (The)(1)	12,362	527,857
Hershey Co. (The)	10,370	895,035
Ingredion, Inc.	2,658	261,999
Inventure Foods, Inc.(1)	7,816	59,089
J&J Snack Foods Corp.	586	68,374
J.M. Smucker Co. (The)	12,466	1,510,755
Kellogg Co.	14,887	1,023,779
Mead Johnson Nutrition Co.	18,010	1,451,426
Mondelez International, Inc., Class A	15,554	679,088
Nestle SA	43,437	3,223,419
Pilgrim's Pride Corp.	68,268	1,469,810

	Shares/Principal Amount	Value
Seaboard Corp.(1)	2	$6,600
TreeHouse Foods, Inc.(1)	2,669	230,762
Ulker Biskuvi Sanayi AS	65,321	421,759
Uni-President Enterprises Corp.	241,000	397,212
Universal Robina Corp.	135,000	577,478
WH Group Ltd.(1)	464,000	239,377
WhiteWave Foods Co. (The), Class A(1)	12,183	494,995
		19,711,122
Gas Utilities — 0.2%
Atmos Energy Corp.	12,105	754,263
China Gas Holdings Ltd.	358,000	508,826
Infraestructura Energetica Nova SAB de CV	119,328	522,781
Laclede Group, Inc. (The)	16,088	938,896
Rubis SCA	4,463	354,832
South Jersey Industries, Inc.	1,794	41,190
		3,120,788
Health Care Equipment and Supplies — 2.0%
Abbott Laboratories	57,764	2,594,759
ABIOMED, Inc.(1)	821	66,969
Ambu A/S, B Shares	3,907	113,983
Asahi Intecc Co. Ltd.	4,200	182,534
Baxter International, Inc.	37,056	1,395,158
Becton Dickinson and Co.	3,995	600,249
Boston Scientific Corp.(1)	56,946	1,040,973
C.R. Bard, Inc.	17,976	3,358,276
Cantel Medical Corp.	1,113	72,156
Cooper Cos., Inc. (The)	8,993	1,315,226
DexCom, Inc.(1)	8,087	687,557
Edwards Lifesciences Corp.(1)	1,081	176,203
Essilor International SA	7,692	1,004,088
Ginko International Co. Ltd.	55,000	700,937
Glaukos Corp.(1)	1,558	40,352
Globus Medical, Inc.(1)	3,789	102,796
Haemonetics Corp.(1)	5,065	163,296
Hologic, Inc.(1)	19,414	783,355
Intuitive Surgical, Inc.(1)	2,692	1,399,894
Medtronic plc	44,810	3,375,985
Nevro Corp.(1)	1,849	111,643
Nipro Corp.	10,700	117,430
NuVasive, Inc.(1)	16,009	834,709
Olympus Corp.	13,500	538,465
St. Jude Medical, Inc.	34,453	2,173,984
STERIS plc	2,318	177,049
Stryker Corp.	28,672	2,765,701
Sysmex Corp.	4,500	281,113
Teleflex, Inc.	18,591	2,448,435

	Shares/Principal Amount	Value
Utah Medical Products, Inc.	1,987	$112,246
Zimmer Biomet Holdings, Inc.	38,260	3,864,643
		32,600,164
Health Care Providers and Services — 1.6%
Adeptus Health, Inc., Class A(1)	3,057	183,695
Aetna, Inc.	24,323	2,499,188
Air Methods Corp.(1)	1,311	57,291
AmerisourceBergen Corp.	26,348	2,598,967
AMN Healthcare Services, Inc.(1)	5,259	155,140
Anthem, Inc.	11,750	1,531,965
Attendo AB(1)	23,259	186,674
Cardinal Health, Inc.	19,070	1,656,229
Cigna Corp.	170	22,947
ExamWorks Group, Inc.(1)	5,425	143,329
Express Scripts Holding Co.(1)	61,571	5,263,089
Fresenius Medical Care AG & Co. KGaA	17,260	1,426,059
Hanger, Inc.(1)	4,149	64,600
HCA Holdings, Inc.(1)	27,620	1,879,817
HealthEquity, Inc.(1)	3,282	108,306
Korian SA	3,329	114,346
Laboratory Corp. of America Holdings(1)	11,680	1,419,587
LHC Group, Inc.(1)	1,713	79,740
LifePoint Health, Inc.(1)	22,072	1,580,576
Magellan Health, Inc.(1)	96	5,054
McKesson Corp.	6,504	1,231,532
Medipal Holdings Corp.	17,400	304,889
Molina Healthcare, Inc.(1)	797	48,027
National Healthcare Corp.	426	29,437
PharMerica Corp.(1)	2,627	89,371
Providence Service Corp. (The)(1)	1,564	75,729
PT Siloam International Hospitals Tbk	466,000	314,933
Quest Diagnostics, Inc.	18,620	1,272,118
Team Health Holdings, Inc.(1)	1,418	78,189
UnitedHealth Group, Inc.	586	66,048
Universal Health Services, Inc., Class B	8,733	1,061,234
VCA, Inc.(1)	18,510	1,018,605
		26,566,711
Health Care Technology — 0.1%
Cerner Corp.(1)	14,769	880,233
Evolent Health, Inc.(1)	4,815	78,388
HMS Holdings Corp.(1)	6,995	84,849
MedAssets, Inc.(1)	2,429	73,186
Medidata Solutions, Inc.(1)	1,617	74,107
Press Ganey Holdings, Inc.(1)	1,566	50,566
RaySearch Laboratories AB(1)	20,524	257,085
		1,498,414

	Shares/Principal Amount	Value
Hotels, Restaurants and Leisure — 1.1%
Accor SA	18,250	$770,124
Alsea SAB de CV	190,854	680,608
Aristocrat Leisure Ltd.	42,284	290,202
Bloomin' Brands, Inc.	51,614	893,438
Brinker International, Inc.	7,749	353,509
Buffalo Wild Wings, Inc.(1)	2,990	479,118
Carnival Corp.	9,020	455,781
Carnival plc	22,420	1,170,018
Chipotle Mexican Grill, Inc.(1)	539	312,378
Churchill Downs, Inc.	120	17,634
ClubCorp Holdings, Inc.	28,097	504,341
Compass Group plc	12,890	224,033
Cracker Barrel Old Country Store, Inc.	14,117	1,777,613
Darden Restaurants, Inc.	33,584	1,886,413
Dave & Buster's Entertainment, Inc.(1)	4,236	162,408
Diamond Resorts International, Inc.(1)	6,483	182,237
Hana Tour Service, Inc.	2,316	229,990
Hilton Worldwide Holdings, Inc.	31,262	725,904
HIS Co. Ltd.	6,300	204,456
Las Vegas Sands Corp.	17,074	752,280
Madison Square Garden Co. (The)(1)	737	119,733
Marriott International, Inc., Class A	16,290	1,155,124
McDonald's Corp.	13,281	1,516,159
Melia Hotels International SA	8,210	104,438
Papa John's International, Inc.	14,045	807,307
Peak Resorts, Inc.	4,118	30,061
Red Robin Gourmet Burgers, Inc.(1)	2,392	161,412
Sands China Ltd.	49,600	167,605
Skylark Co. Ltd.	14,100	192,429
Star Entertainment Grp Ltd. (The)	72,040	251,119
Texas Roadhouse, Inc.	4,914	171,990
Thomas Cook Group plc(1)	39,930	72,106
Whitbread plc	8,584	587,982
		17,409,950
Household Durables — 0.8%
Berkeley Group Holdings plc	7,832	378,762
Cavco Industries, Inc.(1)	906	83,986
Century Communities, Inc.(1)	6,207	118,429
Coway Co. Ltd.	4,907	358,051
De' Longhi SpA	12,899	354,476
Electrolux AB	16,412	481,721
GoPro, Inc., Class A(1)	34,751	708,920
Harman International Industries, Inc.	9,580	988,273
Haseko Corp.	25,000	279,448
Helen of Troy Ltd.(1)	377	38,986

	Shares/Principal Amount	Value
Iida Group Holdings Co. Ltd.	17,900	$348,112
Installed Building Products, Inc.(1)	5,185	129,936
Jarden Corp.(1)	29,885	1,395,032
Libbey, Inc.	1,357	34,047
Mohawk Industries, Inc.(1)	8,686	1,656,594
Newell Rubbermaid, Inc.	17,178	767,169
Panasonic Corp.	25,400	288,355
Persimmon plc	8,403	242,358
PulteGroup, Inc.	38,040	741,019
Sony Corp.	27,600	712,309
Toll Brothers, Inc.(1)	11,373	422,848
Tupperware Brands Corp.	3,681	208,970
Whirlpool Corp.	14,380	2,337,038
		13,074,839
Household Products — 0.5%
Central Garden and Pet Co.(1)	1,315	20,764
Church & Dwight Co., Inc.	12,099	1,037,731
Clorox Co. (The)	211	26,227
LG Household & Health Care Ltd.	971	845,186
Pigeon Corp.	4,300	123,306
Procter & Gamble Co. (The)	25,221	1,887,540
Reckitt Benckiser Group plc	24,470	2,296,019
Svenska Cellulosa AB, B Shares	28,447	820,618
Unicharm Corp.	38,100	803,474
		7,860,865
Independent Power and Renewable Electricity Producers†
Meridian Energy Ltd.	48,117	73,481
Industrial Conglomerates — 0.4%
3M Co.	14,495	2,269,627
Carlisle Cos., Inc.	9,512	841,336
CK Hutchison Holdings Ltd.	24,500	321,360
DCC plc	5,419	487,244
General Electric Co.	61,599	1,844,274
Koninklijke Philips Electronics NV	34,694	948,656
Raven Industries, Inc.	6,498	108,322
Siemens AG	2,937	304,537
		7,125,356
Insurance — 2.5%
ACE Ltd.	11,770	1,351,784
Admiral Group plc	19,880	485,348
Aflac, Inc.	22,445	1,464,312
AIA Group Ltd.	313,800	1,873,868
Allianz SE	6,316	1,118,757
Allied World Assurance Co. Holdings Ltd.	8,525	309,628
Allstate Corp. (The)	23,650	1,484,274
American International Group, Inc.	50,401	3,204,496

	Shares/Principal Amount	Value
Anicom Holdings, Inc.(1)	8,700	$197,605
Atlas Financial Holdings, Inc.(1)	5,240	109,883
Aviva plc	164,622	1,268,198
AXA SA	47,588	1,287,647
BB Seguridade Participacoes SA	53,500	359,110
Brown & Brown, Inc.	20,498	665,365
Chubb Corp. (The)	656	85,628
Direct Line Insurance Group plc	148,984	924,016
Discovery Holdings Ltd.	76,973	768,026
Endurance Specialty Holdings Ltd.	4,069	268,391
First American Financial Corp.	3,363	132,637
Hannover Rueck SE	2,439	285,394
Hanover Insurance Group, Inc. (The)	22,213	1,879,220
Heritage Insurance Holdings, Inc.(1)	1,163	26,121
Infinity Property & Casualty Corp.	794	67,887
James River Group Holdings Ltd.	2,269	72,835
Legal & General Group plc	191,366	782,507
Mapfre SA	59,185	162,395
MetLife, Inc.	49,718	2,540,093
MS&AD Insurance Group Holdings, Inc.	19,900	561,274
Patriot National, Inc.(1)	5,147	75,043
Ping An Insurance Group Co., H Shares	226,500	1,240,083
Powszechny Zaklad Ubezpieczen SA	42,440	405,386
Principal Financial Group, Inc.	11,820	608,257
ProAssurance Corp.	9,885	523,015
Prudential Financial, Inc.	46,713	4,043,010
Prudential plc	49,940	1,157,928
Reinsurance Group of America, Inc.	10,833	995,336
Samsung Fire & Marine Insurance Co. Ltd.	2,426	642,087
St. James's Place plc	79,645	1,218,725
Swiss Reinsurance Co.	10,207	972,733
Torchmark Corp.	7,114	431,251
Travelers Cos., Inc. (The)	11,769	1,348,374
UnipolSai SpA	89,957	232,098
Unum Group	25,846	948,031
Validus Holdings Ltd.	3,917	184,804
Zurich Insurance Group AG	4,699	1,237,264
		40,000,124
Internet and Catalog Retail — 1.1%
Amazon.com, Inc.(1)	15,366	10,215,317
Ctrip.com International Ltd. ADR(1)	8,775	939,012
Expedia, Inc.	28,426	3,499,525
Liberty Interactive Corp. QVC Group, Class A(1)	45,475	1,204,178
PetMed Express, Inc.	2,936	49,325
TripAdvisor, Inc.(1)	9,141	752,944
Zalando SE(1)	58,251	1,975,597
		18,635,898

	Shares/Principal Amount	Value
Internet Software and Services — 2.5%
Akamai Technologies, Inc.(1)	2,540	$146,329
Alibaba Group Holding Ltd. ADR(1)	6,858	576,621
Alphabet, Inc., Class A(1)	21,159	16,141,143
Auto Trader Group plc(1)	21,906	134,049
Baidu, Inc. ADR(1)	3,600	784,692
comScore, Inc.(1)	3,874	163,095
CoStar Group, Inc.(1)	8,187	1,713,048
Criteo SA ADR(1)	12,700	517,652
DeNA Co. Ltd.	5,200	81,865
Dip Corp.	9,100	207,282
eBay, Inc.(1)	105,044	3,108,252
Envestnet, Inc.(1)	3,252	105,592
Facebook, Inc., Class A(1)	80,451	8,386,212
IAC/InterActiveCorp	2,127	133,554
LinkedIn Corp., Class A(1)	9,332	2,268,703
Marketo, Inc.(1)	4,497	136,124
Mixi, Inc.	3,500	143,298
Moneysupermarket.com Group plc	8,277	40,639
Pandora Media, Inc.(1)	30,637	422,791
PChome Online, Inc.	35,289	331,895
Q2 Holdings, Inc.(1)	6,926	190,327
Shopify, Inc., Class A(1)	5,261	138,575
Tencent Holdings Ltd.	189,500	3,771,205
VeriSign, Inc.(1)	2,181	195,069
Zoopla Property Group plc	20,811	73,344
		39,911,356
IT Services — 1.8%
Accenture plc, Class A	35,142	3,767,925
Alliance Data Systems Corp.(1)	8,621	2,472,934
Amdocs Ltd.	25,610	1,448,758
Blackhawk Network Holdings, Inc.(1)	3,603	170,602
Cielo SA	62,920	570,980
Cognizant Technology Solutions Corp., Class A(1)	6,608	426,745
CSG Systems International, Inc.	1,598	57,097
EPAM Systems, Inc.(1)	3,261	256,739
EVERTEC, Inc.	16,536	284,088
Fiserv, Inc.(1)	14,891	1,433,110
Global Payments, Inc.	3,765	266,750
HCL Technologies Ltd.	44,381	579,906
International Business Machines Corp.	29,310	4,086,400
NTT Data Corp.	4,000	194,963
Paychex, Inc.	152	8,246
PayPal Holdings, Inc.(1)	20,212	712,675
Sabre Corp.	38,770	1,134,410
Vantiv, Inc., Class A(1)	25,358	1,336,620

	Shares/Principal Amount	Value
VeriFone Systems, Inc.(1)	35,736	$1,024,909
Virtusa Corp.(1)	2,384	117,412
Visa, Inc., Class A	76,832	6,070,496
WEX, Inc.(1)	1,097	103,414
Wirecard AG	19,990	979,249
Worldpay Group plc(1)	273,291	1,230,694
		28,735,122
Leisure Products — 0.2%
Amer Sports Oyj	8,507	247,801
Brunswick Corp.	18,586	978,181
Malibu Boats, Inc.(1)	5,464	84,801
Mattel, Inc.	34,141	848,745
MCBC Holdings, Inc.(1)	7,770	111,500
Polaris Industries, Inc.	1,630	171,851
Smith & Wesson Holding Corp.(1)	4,028	73,874
Thule Group AB (The)	10,389	139,067
		2,655,820
Life Sciences Tools and Services — 0.2%
Eurofins Scientific	809	304,461
Illumina, Inc.(1)	2,453	451,107
Lonza Group AG	1,800	284,473
Mettler-Toledo International, Inc.(1)	805	275,938
PAREXEL International Corp.(1)	1,330	90,240
PRA Health Sciences, Inc.(1)	2,999	135,795
Thermo Fisher Scientific, Inc.	13,935	1,928,604
Waters Corp.(1)	3,902	518,264
		3,988,882
Machinery — 1.4%
Actuant Corp., Class A	4,966	122,958
Albany International Corp., Class A	3,275	127,594
Dynamic Materials Corp.	5,452	42,089
EnPro Industries, Inc.	2,654	133,072
Global Brass & Copper Holdings, Inc.	2,835	65,942
Graham Corp.	5,179	93,015
Hoshizaki Electric Co. Ltd.	2,900	203,777
Ingersoll-Rand plc	72,090	4,229,520
ITT Corp.	13,509	536,442
John Bean Technologies Corp.	3,487	170,514
Kennametal, Inc.	9,075	265,444
KION Group AG	4,126	204,234
Kubota Corp.	90,000	1,501,340
Middleby Corp. (The)(1)	18,164	1,998,767
Minebea Co. Ltd.	29,000	318,270
Mueller Industries, Inc., Class A	1,444	45,472
OKUMA Corp.	4,000	36,361
Oshkosh Corp.	10,863	476,451

	Shares/Principal Amount	Value
PACCAR, Inc.	46,863	$2,435,001
Parker-Hannifin Corp.	11,025	1,153,877
Pentair plc	2,447	138,745
Rexnord Corp.(1)	6,427	131,304
SKF AB, B Shares	32,925	574,181
Snap-On, Inc.	9,773	1,682,520
Stanley Black & Decker, Inc.	41,353	4,514,093
Valmont Industries, Inc.	1,883	220,782
WABCO Holdings, Inc.(1)	10,761	1,156,592
Wabtec Corp.	12,488	1,000,539
		23,578,896
Marine†
Kawasaki Kisen Kaisha Ltd.	164,000	337,059
Media — 1.7%
AMC Networks, Inc.(1)	17,700	1,439,187
APN Outdoor Group Ltd.	16,393	63,901
CBS Corp., Class B	48,647	2,455,701
Charter Communications, Inc., Class A(1)	7,705	1,443,609
Cineplex, Inc.	2,980	111,729
Comcast Corp., Class A	68,616	4,175,970
Daiichikosho Co., Ltd.	1,000	32,778
Entercom Communications Corp., Class A(1)	7,496	90,777
Entravision Communications Corp., Class A	31,995	268,438
Eutelsat Communications SA	6,848	204,396
IMAX Corp.(1)	7,560	286,373
Liberty Global plc, Class A(1)	19,240	815,968
Metropole Television SA	4,864	90,345
Naspers Ltd., N Shares	7,039	1,049,247
Nexstar Broadcasting Group, Inc., Class A	2,682	157,138
ProSiebenSat.1 Media SE	16,785	881,389
Rightmove plc	3,432	206,809
Scripps Networks Interactive, Inc., Class A	16,854	957,307
Sirius XM Holdings, Inc.(1)	159,945	657,374
Sky plc	47,812	796,426
Stroeer SE	6,862	407,742
Technicolor SA	39,323	294,899
Time Warner, Inc.	32,550	2,277,849
Townsquare Media, Inc.(1)	3,249	37,136
Twenty-First Century Fox, Inc.	88,291	2,605,467
Viacom, Inc., Class B	50,134	2,496,172
Walt Disney Co. (The)	30,215	3,428,496
		27,732,623
Metals and Mining — 0.4%
Aurubis AG	6,181	385,106
BHP Billiton Ltd.	13,949	182,490
BHP Billiton plc	40,005	480,144

	Shares/Principal Amount	Value
Boliden AB	17,448	$320,681
Carpenter Technology Corp.	4,020	144,479
Compass Minerals International, Inc.	2,084	175,348
Grupo Mexico SAB de CV	176,583	385,477
Lundin Mining Corp.(1)	24,446	66,815
Mitsui Mining & Smelting Co. Ltd.	75,000	144,395
Newmont Mining Corp.	110,932	2,042,258
Nucor Corp.	21,827	904,729
Rio Tinto plc	56,522	1,880,046
Silver Wheaton Corp.	7,268	95,356
		7,207,324
Multi-Utilities — 0.3%
A2A SpA	196,322	275,874
Ameren Corp.	11,336	496,063
Centrica plc	49,174	161,527
Consolidated Edison, Inc.	7,322	455,062
E.ON SE	46,031	437,512
Engie SA	38,216	665,818
NorthWestern Corp.	9,403	512,746
PG&E Corp.	25,412	1,339,975
Suez Environnement Co.	10,750	203,818
		4,548,395
Multiline Retail — 0.7%
Big Lots, Inc.	14,447	649,971
Burlington Stores, Inc.(1)	21,664	1,042,255
Debenhams plc	61,693	77,678
Dollar Tree, Inc.(1)	47,224	3,563,523
Macy's, Inc.	2,609	101,960
Marks & Spencer Group plc	76,576	579,538
PT Matahari Department Store Tbk	443,900	502,135
Ryohin Keikaku Co. Ltd.	5,700	1,229,829
SACI Falabella	72,034	433,583
Target Corp.	43,417	3,147,732
		11,328,204
Oil, Gas and Consumable Fuels — 3.1%
Aegean Marine Petroleum Network, Inc.	5,796	54,598
Anadarko Petroleum Corp.	12,073	723,173
Apache Corp.	24,940	1,226,549
Ardmore Shipping Corp.	8,142	101,938
BP plc	100,269	581,785
Carrizo Oil & Gas, Inc.(1)	3,642	147,064
Chevron Corp.	42,525	3,883,383
Cimarex Energy Co.	8,857	1,054,160
CNOOC Ltd.	467,000	516,784
Concho Resources, Inc.(1)	16,052	1,756,731
CVR Energy, Inc.	31,546	1,506,322

	Shares/Principal Amount	Value
Delek US Holdings, Inc.	1,572	$43,529
Devon Energy Corp.	24,967	1,148,732
Eni SpA	72,983	1,189,039
Enviva Partners, LP	5,815	89,028
EQT Corp.	24,636	1,409,672
Euronav SA(1)	2,449	31,543
Exxon Mobil Corp.	61,187	4,996,530
Gulfport Energy Corp.(1)	13,969	355,092
Imperial Oil Ltd.	128,982	4,189,778
JX Holdings, Inc.	223,000	904,500
Lundin Petroleum AB(1)	36,562	584,787
Noble Energy, Inc.	40,552	1,487,042
NovaTek OAO GDR	7,639	715,010
Oasis Petroleum, Inc.(1)	57,930	665,616
Occidental Petroleum Corp.	48,034	3,630,890
Par Pacific Holdings, Inc.(1)	293	7,340
PrairieSky Royalty Ltd.	4,928	94,652
Royal Dutch Shell plc, B Shares	52,829	1,314,425
Scorpio Tankers, Inc.	6,659	57,600
Statoil ASA	62,300	963,474
Tesoro Corp.	18,106	2,085,268
Total SA	45,330	2,250,990
Total SA ADR	77,880	3,851,166
Ultrapar Participacoes SA	34,500	559,365
Valero Energy Corp.	72,268	5,193,179
Woodside Petroleum Ltd.	16,867	367,288
		49,738,022
Paper and Forest Products†
KapStone Paper and Packaging Corp.	9,292	225,517
UPM-Kymmene Oyj	12,037	229,809
		455,326
Personal Products — 0.2%
Amorepacific Corp.	3,276	1,141,459
Boryung Medience Co. Ltd.(1)	14,708	292,750
Estee Lauder Cos., Inc. (The), Class A	13,661	1,149,163
		2,583,372
Pharmaceuticals — 3.1%
Allergan plc(1)	13,289	4,171,284
Aspen Pharmacare Holdings Ltd.	19,125	413,577
AstraZeneca plc	25,126	1,703,847
Bayer AG	12,470	1,664,025
Bristol-Myers Squibb Co.	30,631	2,052,583
Cempra, Inc.(1)	1,407	44,897
Concordia Healthcare Corp.	7,464	287,449
Eli Lilly & Co.	2,060	169,002
Endo International plc(1)	4,239	260,614

	Shares/Principal Amount	Value
GlaxoSmithKline plc	21,652	$442,029
Horizon Pharma plc(1)	4,680	100,760
Jazz Pharmaceuticals PLC(1)	4,418	647,635
Johnson & Johnson	57,937	5,865,542
Lannett Co., Inc.(1)	1,135	41,950
Merck & Co., Inc.	102,869	5,453,086
Mylan NV(1)	14,788	758,624
Novartis AG	32,632	2,789,507
Ono Pharmaceutical Co. Ltd.	8,800	1,409,001
Pacira Pharmaceuticals, Inc.(1)	1,437	93,046
Perrigo Co. plc	8,132	1,214,839
Pfizer, Inc.	293,329	9,612,391
Relypsa, Inc.(1)	1,378	31,019
Richter Gedeon Nyrt	34,579	656,934
Roche Holding AG	15,697	4,203,259
Sanofi	13,161	1,173,325
Shire plc	12,910	903,356
Takeda Pharmaceutical Co., Ltd.	2,800	136,088
Teva Pharmaceutical Industries Ltd.	2,324	142,326
Teva Pharmaceutical Industries Ltd. ADR	22,148	1,393,774
TherapeuticsMD, Inc.(1)	5,268	39,563
UCB SA	10,790	963,542
Zoetis, Inc.	47,406	2,213,860
		51,052,734
Professional Services — 0.2%
CDI Corp.	6,273	42,907
Huron Consulting Group, Inc.(1)	1,315	76,283
Kforce, Inc.	2,022	54,473
Korn / Ferry International	6,755	248,584
Nielsen Holdings plc	26,624	1,242,808
On Assignment, Inc.(1)	2,882	134,532
Teleperformance	3,026	251,549
Temp Holdings Co. Ltd.	26,800	432,806
USG People NV	13,168	202,499
Verisk Analytics, Inc., Class A(1)	9,448	708,128
		3,394,569
Real Estate Investment Trusts (REITs) — 2.5%
Acadia Realty Trust	21,054	706,151
Alexandria Real Estate Equities, Inc.	5,600	515,704
Alstria Office REIT AG	24,316	321,524
Apollo Commercial Real Estate Finance, Inc.	3,663	64,286
Armada Hoffler Properties, Inc.	8,021	90,557
Ascendas Real Estate Investment Trust	149,700	253,648
AvalonBay Communities, Inc.	5,917	1,075,651
Big Yellow Group plc	28,622	343,567
Blackstone Mortgage Trust, Inc., Class A	2,173	62,800

	Shares/Principal Amount	Value
Boston Properties, Inc.	2,015	$251,855
British Land Co. plc (The)	12,996	163,241
Brixmor Property Group, Inc.	48,750	1,224,112
Campus Crest Communities, Inc.	12,300	82,410
CBL & Associates Properties, Inc.	2,876	37,589
Champion REIT	263,000	133,985
Chatham Lodging Trust	3,524	80,312
Corrections Corp. of America	33,950	875,231
CubeSmart	27,491	800,538
DDR Corp.	40,074	683,262
Derwent London plc	8,845	502,218
DiamondRock Hospitality Co.	3,063	34,091
Digital Realty Trust, Inc.	10,242	738,551
Douglas Emmett, Inc.	22,636	701,263
Duke Realty Corp.	33,916	690,191
Easterly Government Properties, Inc.	2,686	47,972
Empire State Realty Trust, Inc.	20,758	381,740
EPR Properties	923	51,725
Equinix, Inc.	2,216	657,044
Equity One, Inc.	22,426	610,660
Equity Residential	14,712	1,174,312
Essex Property Trust, Inc.	3,715	857,385
Four Corners Property Trust, Inc.(1)	1,398	27,680
Goodman Group	91,676	405,757
GPT Group (The)	115,086	384,524
Great Portland Estates plc	46,360	611,996
Hatteras Financial Corp.	3,632	51,139
Healthcare Realty Trust, Inc.	1,383	37,604
Hospitality Properties Trust	15,658	434,823
Host Hotels & Resorts, Inc.	26,822	445,245
Hudson Pacific Properties, Inc.	19,432	557,115
Invincible Investment Corp.	397	238,974
Japan Hotel REIT Investment Corp.	126	91,813
Japan Real Estate Investment Corp.	133	633,128
Kilroy Realty Corp.	4,444	296,548
Kite Realty Group Trust	6,630	178,413
Klepierre	9,802	444,907
Lamar Advertising Co., Class A	39,999	2,336,342
Land Securities Group plc	49,242	912,951
Lexington Realty Trust	10,866	93,339
Link REIT	247,000	1,502,047
Macerich Co. (The)	10,858	848,553
Mack-Cali Realty Corp.	29,295	688,432
Medical Properties Trust, Inc.	6,323	75,939
Merlin Properties Socimi SA	40,899	509,467
MFA Financial, Inc.	5,277	36,833

	Shares/Principal Amount	Value
Mid-America Apartment Communities, Inc.	7,878	$697,676
Mirvac Group	86,533	116,713
New Residential Investment Corp.	2,698	34,319
Outfront Media, Inc.	4,979	113,770
PennyMac Mortgage Investment Trust	3,650	60,736
Piedmont Office Realty Trust, Inc., Class A	53,731	1,047,217
Plum Creek Timber Co., Inc.	14,417	732,528
Realty Income Corp.	16,050	796,401
Rexford Industrial Realty, Inc.	2,314	37,279
RLJ Lodging Trust	38,041	928,200
Rouse Properties, Inc.	4,928	79,341
Ryman Hospitality Properties, Inc.	24,296	1,320,245
Sabra Health Care REIT, Inc.	2,105	43,531
Safestore Holdings plc	46,798	254,089
Scentre Group	162,290	469,473
Segro plc	47,648	316,617
Simon Property Group, Inc.	13,726	2,556,330
SL Green Realty Corp.	6,579	776,848
Smart Real Estate Investment Trust	8,876	212,686
Summit Hotel Properties, Inc.	6,291	83,859
Sun Communities, Inc.	1,949	130,291
Sunstone Hotel Investors, Inc.	2,556	37,522
Two Harbors Investment Corp.	10,529	89,496
UDR, Inc.	20,176	744,696
Unibail-Rodamco SE	1,997	512,924
Urstadt Biddle Properties, Inc., Class A	4,242	84,925
Washington Real Estate Investment Trust	1,842	50,673
Westfield Corp.	46,176	320,587
Weyerhaeuser Co.	65,476	2,106,363
		40,812,479
Real Estate Management and Development — 1.1%
Ayala Land, Inc.	850,600	609,981
BR Malls Participacoes SA	50,500	167,333
Brookfield Asset Management, Inc., Class A	7,772	266,890
CapitaLand Ltd.	146,900	314,514
CBRE Group, Inc.(1)	48,677	1,823,927
Cheung Kong Property Holdings Ltd.	54,500	355,322
China Overseas Land & Investment Ltd.	494,000	1,637,439
China Resources Land Ltd.	166,000	446,395
China Vanke Co. Ltd., H Shares	149,300	372,025
Corp. Inmobiliaria Vesta SAB de CV	251,943	385,097
Daito Trust Construction Co. Ltd.	5,900	613,006
Daiwa House Industry Co. Ltd.	9,800	272,983
Deutsche Wohnen AG	22,930	630,984
Fabege AB	22,733	362,298
FirstService Corp.	3,213	130,834

	Shares/Principal Amount	Value
Forest City Enterprises, Inc., Class A(1)	29,963	$666,377
Grand City Properties SA	27,998	576,835
Henderson Land Development Co. Ltd.	24,200	149,037
Hongkong Land Holdings Ltd.	56,400	394,236
Hufvudstaden AB, A Shares	18,279	252,961
Inmobiliaria Colonial SA(1)	662,460	463,348
Jones Lang LaSalle, Inc.	20,151	3,347,484
KWG Property Holding Ltd.	854,500	610,558
Mitsubishi Estate Co. Ltd.	21,000	441,751
Mitsui Fudosan Co. Ltd.	37,000	932,965
New World Development Co. Ltd.	303,000	301,693
Nexity SA	6,165	263,118
Open House Co. Ltd.	7,000	147,279
SM Prime Holdings, Inc.	210,400	95,790
Sumitomo Realty & Development Co. Ltd.	25,000	759,951
Sun Hung Kai Properties Ltd.	27,000	331,865
Unite Group plc (The)	42,787	434,335
		18,558,611
Road and Rail — 0.4%
Canadian Pacific Railway Ltd., New York Shares	11,545	1,702,541
Central Japan Railway Co.	4,600	821,535
CJ Korea Express Co. Ltd.(1)	3,991	663,415
DSV A/S	12,884	501,051
Go-Ahead Group plc	5,525	218,681
Heartland Express, Inc.	55,697	1,067,155
J.B. Hunt Transport Services, Inc.	8,759	685,304
Kansas City Southern	3,010	273,669
Marten Transport Ltd.	2,996	54,168
Sankyu, Inc.	48,000	239,415
Union Pacific Corp.	12,281	1,030,990
		7,257,924
Semiconductors and Semiconductor Equipment — 1.9%
Analog Devices, Inc.	36,277	2,235,752
Applied Materials, Inc.	211,433	3,968,597
ARM Holdings plc	56,890	963,065
Avago Technologies Ltd.	8,124	1,059,776
Broadcom Corp., Class A	7,862	429,501
Cavium, Inc.(1)	1,802	120,932
Cree, Inc.(1)	18,998	525,105
Cypress Semiconductor Corp.	12,298	133,064
Dialog Semiconductor plc(1)	1,360	50,780
Exar Corp.(1)	18,973	122,186
Freescale Semiconductor Ltd.(1)	14,790	575,479
Integrated Device Technology, Inc.(1)	8,173	229,171
Intel Corp.	135,532	4,712,448
Kulicke & Soffa Industries, Inc.(1)	11,283	133,252

	Shares/Principal Amount	Value
Lam Research Corp.	10,050	$785,910
M/A-COM Technology Solutions Holdings, Inc.(1)	2,352	86,906
Maxim Integrated Products, Inc.	52,311	2,028,098
Microchip Technology, Inc.	55,427	2,676,016
Monolithic Power Systems, Inc.	2,471	168,843
NXP Semiconductors NV(1)	32,048	2,995,206
ON Semiconductor Corp.(1)	76,630	839,865
Semtech Corp.(1)	7,347	147,675
Skyworks Solutions, Inc.	5,319	441,583
Synaptics, Inc.(1)	964	86,538
Taiwan Semiconductor Manufacturing Co. Ltd.	524,500	2,233,488
Teradyne, Inc.	43,455	902,995
Xilinx, Inc.	27,558	1,369,357
Xinyi Solar Holdings Ltd.	1,566,000	634,200
		30,655,788
Software — 2.3%
Activision Blizzard, Inc.	33,074	1,245,567
Adobe Systems, Inc.(1)	45,194	4,133,443
AVG Technologies NV(1)	4,579	96,571
BroadSoft, Inc.(1)	6,348	254,110
Cadence Design Systems, Inc.(1)	14,938	333,117
Callidus Software, Inc.(1)	10,692	221,859
CDK Global, Inc.	13,678	648,474
Citrix Systems, Inc.(1)	383	29,365
Electronic Arts, Inc.(1)	85,615	5,803,841
Imperva, Inc.(1)	1,289	96,198
Intuit, Inc.	25,248	2,529,849
Manhattan Associates, Inc.(1)	2,353	180,240
Mentor Graphics Corp.	12,751	238,826
Microsoft Corp.	149,694	8,135,869
Mobileye NV(1)	11,690	509,684
Nintendo Co. Ltd.	2,700	414,651
Oracle Corp.	201,765	7,862,782
Paylocity Holding Corp.(1)	1,255	55,145
Proofpoint, Inc.(1)	2,103	154,171
Qlik Technologies, Inc.(1)	6,422	204,284
RingCentral, Inc., Class A(1)	6,234	142,821
salesforce.com, inc.(1)	4,364	347,767
Sophos Group plc	29,399	125,572
Splunk, Inc.(1)	13,292	790,874
Synopsys, Inc.(1)	35,837	1,794,717
Tyler Technologies, Inc.(1)	7,279	1,298,865
UbiSoft Entertainment SA(1)	3,433	96,119
VMware, Inc., Class A(1)	3,303	202,837
		37,947,618

	Shares/Principal Amount	Value
Specialty Retail — 1.4%
Advance Auto Parts, Inc.	5,153	$838,548
American Eagle Outfitters, Inc.	4,506	70,158
AutoZone, Inc.(1)	1,343	1,052,603
Bed Bath & Beyond, Inc.(1)	4,806	262,023
Build-A-Bear Workshop, Inc.(1)	1,539	19,792
CST Brands, Inc.	22,919	853,504
Destination Maternity Corp.	6,486	35,997
Dick's Sporting Goods, Inc.	5,905	230,472
Foot Locker, Inc.	35,411	2,301,715
Gulliver International Co. Ltd.	26,600	248,497
Home Depot, Inc. (The)	1,638	219,295
Howden Joinery Group plc	38,582	302,163
Industria de Diseno Textil SA	39,125	1,407,956
Laox Co. Ltd.(1)	71,000	175,337
Lowe's Cos., Inc.	31,133	2,384,788
MarineMax, Inc.(1)	4,786	86,866
Michaels Cos., Inc. (The)(1)	2,366	52,549
Mr Price Group Ltd.	32,233	448,198
Nitori Holdings Co. Ltd.	11,900	980,228
O'Reilly Automotive, Inc.(1)	11,341	2,992,550
Outerwall, Inc.	1,311	81,151
Penske Automotive Group, Inc.	3,241	151,225
Restoration Hardware Holdings, Inc.(1)	7,153	642,840
Ross Stores, Inc.	25,020	1,301,290
Signet Jewelers Ltd.	9,105	1,196,306
TJX Cos., Inc. (The)	30,839	2,177,233
Tractor Supply Co.	13,851	1,237,587
Ulta Salon Cosmetics & Fragrance, Inc.(1)	5,155	860,885
		22,611,756
Technology Hardware, Storage and Peripherals — 1.7%
Apple, Inc.	167,994	19,873,690
Canon, Inc.	34,700	1,047,483
Diebold, Inc.	3,046	105,605
EMC Corp.	35,848	908,388
FUJIFILM Holdings Corp.	13,700	554,900
Samsung Electronics Co. Ltd.	1,839	2,039,010
SanDisk Corp.	14,615	1,079,610
Silicon Graphics International Corp.(1)	18,888	110,684
Super Micro Computer, Inc.(1)	7,037	172,829
Western Digital Corp.	32,972	2,057,783
		27,949,982
Textiles, Apparel and Luxury Goods — 0.8%
adidas AG	6,870	664,806
Carter's, Inc.	9,343	805,647
Culp, Inc.	3,249	91,557

	Shares/Principal Amount	Value
Eclat Textile Co. Ltd.	63,000	$847,283
Gildan Activewear, Inc.	5,255	163,027
lululemon athletica, Inc.(1)	12,301	588,234
Luxottica Group SpA	2,897	193,750
LVMH Moet Hennessy Louis Vuitton SE	5,890	987,913
NIKE, Inc., Class B	13,602	1,799,272
Pandora A/S	24,274	2,877,382
Ralph Lauren Corp.	5,372	667,256
Regina Miracle International Holdings Ltd.(1)	212,000	233,233
Shenzhou International Group Holdings Ltd.	180,000	944,870
Skechers U.S.A., Inc., Class A(1)	3,023	91,295
Taiwan Paiho Ltd.	228,000	511,991
Under Armour, Inc., Class A(1)	14,255	1,229,066
		12,696,582
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	53,392	692,494
Essent Group Ltd.(1)	68,598	1,695,743
		2,388,237
Tobacco — 0.6%
Altria Group, Inc.	15,467	890,899
Imperial Tobacco Group plc	9,644	521,151
Philip Morris International, Inc.	94,785	8,283,261
		9,695,311
Trading Companies and Distributors — 0.3%
Ashtead Group plc	83,306	1,373,865
Bunzl plc	35,730	1,033,208
DXP Enterprises, Inc.(1)	3,858	126,350
ITOCHU Corp.	35,600	434,372
Kaman Corp.	1,324	53,145
MSC Industrial Direct Co., Inc., Class A	2,091	129,015
Wolseley plc	22,050	1,279,893
		4,429,848
Transportation Infrastructure — 0.1%
Airports of Thailand PCL	68,700	596,141
Grupo Aeroportuario del Centro Norte Sab de CV	121,002	615,073
Japan Airport Terminal Co. Ltd.	3,200	161,430
Sydney Airport	27,387	130,722
TAV Havalimanlari Holding AS	73,938	533,993
		2,037,359
Water Utilities — 0.1%
Beijing Enterprises Water Group Ltd.	1,140,000	891,010
Wireless Telecommunication Services — 0.5%
Bharti Infratel Ltd.	97,634	563,349
China Mobile Ltd.	115,000	1,306,709
Drillisch AG	5,282	236,342
KDDI Corp.	12,000	298,099

	Shares/Principal Amount	Value
NTT DoCoMo, Inc.	15,200	$287,454
Partner Communications Co. Ltd.(1)	29,914	135,602
SBA Communications Corp., Class A(1)	41,448	4,358,672
Vodafone Group plc	121,168	409,236
		7,595,463
TOTAL COMMON STOCKS (Cost $893,707,113)		1,057,971,375
CORPORATE BONDS — 9.5%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	$90,000	87,996
Bombardier, Inc., 5.50%, 9/15/18(2)	110,000	104,500
Bombardier, Inc., 5.75%, 3/15/22(2)	130,000	98,475
Bombardier, Inc., 6.00%, 10/15/22(2)	35,000	26,512
Bombardier, Inc., 7.50%, 3/15/25(2)	80,000	60,000
KLX, Inc., 5.875%, 12/1/22(2)	75,000	73,125
Lockheed Martin Corp., 4.25%, 11/15/19	220,000	236,910
Lockheed Martin Corp., 3.55%, 1/15/26	70,000	70,825
TransDigm, Inc., 5.50%, 10/15/20	95,000	94,302
TransDigm, Inc., 6.00%, 7/15/22	140,000	138,250
United Technologies Corp., 6.05%, 6/1/36	140,000	169,621
United Technologies Corp., 4.50%, 6/1/42	90,000	91,648
		1,252,164
Air Freight and Logistics†
XPO Logistics, Inc., 6.50%, 6/15/22(2)	70,000	64,313
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)	185,000	180,375
Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	25,000	26,219
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	50,000	52,938
Dana Holding Corp., 6.75%, 2/15/21	40,000	41,450
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	150,000	162,750
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	65,000	66,787
Schaeffler Finance BV, 4.25%, 5/15/21(2)	140,000	141,050
Tenneco, Inc., 6.875%, 12/15/20	50,000	52,000
UCI International, Inc., 8.625%, 2/15/19	75,000	37,875
ZF North America Capital, Inc., 4.50%, 4/29/22(2)	70,000	68,950
ZF North America Capital, Inc., 4.75%, 4/29/25(2)	105,000	101,817
		751,836
Automobiles — 0.2%
Ally Financial, Inc., 4.625%, 3/30/25	160,000	160,400
Ally Financial, Inc., 5.75%, 11/20/25	30,000	30,281
American Honda Finance Corp., 1.50%, 9/11/17(2)	70,000	70,024
American Honda Finance Corp., 2.125%, 10/10/18	150,000	151,800
Daimler Finance North America LLC, 2.625%, 9/15/16(2)	160,000	161,786
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	305,000	308,050
Ford Motor Co., 4.75%, 1/15/43	90,000	86,666
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	100,000	105,623

		Shares/Principal Amount	Value
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		$500,000	$562,486
General Motors Co., 5.00%, 4/1/35		190,000	182,189
General Motors Financial Co., Inc., 3.25%, 5/15/18		180,000	181,811
General Motors Financial Co., Inc., 3.10%, 1/15/19		270,000	270,404
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(2)		85,000	83,619
			2,355,139
Banks — 1.4%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	173,907
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	30,000,000	299,143
Bank of America Corp., 6.50%, 8/1/16		$210,000	217,462
Bank of America Corp., 5.75%, 12/1/17		540,000	581,446
Bank of America Corp., 5.70%, 1/24/22		310,000	354,809
Bank of America Corp., 4.10%, 7/24/23		110,000	115,179
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	100,000	112,097
Bank of America Corp., MTN, 4.00%, 4/1/24		$90,000	93,179
Bank of America Corp., MTN, 4.20%, 8/26/24		210,000	212,450
Bank of America Corp., MTN, 4.00%, 1/22/25		250,000	248,642
Bank of America Corp., MTN, 5.00%, 1/21/44		100,000	107,306
Bank of America N.A., 5.30%, 3/15/17		1,470,000	1,537,261
Bank of Nova Scotia (The), 2.55%, 1/12/17		210,000	213,227
Barclays Bank plc, 5.14%, 10/14/20		100,000	109,897
Barclays Bank plc, 7.625%, 11/21/22		100,000	113,187
Barclays Bank plc, 3.75%, 5/15/24		200,000	204,641
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	300,000	381,734
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	200,000	268,949
BB&T Corp., MTN, 2.05%, 6/19/18		$100,000	100,346
BPCE SA, 4.625%, 7/18/23	EUR	100,000	122,772
BPCE SA, VRN, 2.75%, 7/8/21	EUR	200,000	216,155
Branch Banking & Trust Co., 3.625%, 9/16/25		$100,000	101,142
Capital One Financial Corp., 4.20%, 10/29/25		115,000	114,876
Citigroup, Inc., 5.50%, 2/15/17		210,000	219,562
Citigroup, Inc., 1.75%, 5/1/18		580,000	578,008
Citigroup, Inc., 4.50%, 1/14/22		580,000	627,344
Citigroup, Inc., 4.05%, 7/30/22		80,000	82,662
Citigroup, Inc., 4.40%, 6/10/25		530,000	540,032
Citigroup, Inc., 4.45%, 9/29/27		120,000	120,530
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	200,000	333,308
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	150,000	180,931
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$280,000	296,547
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	176,709
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VRN, 2.50%, 5/26/21	EUR	150,000	161,480
European Financial Stability Facility, MTN, 1.875%, 5/23/23	EUR	160,000	188,789
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	470,000	565,400

		Shares/Principal Amount	Value
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	90,000	$110,615
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	300,000	376,355
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	610,000	1,046,040
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	600,000	722,074
Fifth Third Bancorp, 4.30%, 1/16/24		$120,000	124,223
Fifth Third Bank, 2.875%, 10/1/21		230,000	228,977
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	160,000	284,912
HSBC Holdings plc, 5.10%, 4/5/21		$170,000	190,458
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	100,000	113,800
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	255,000	307,707
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)		$145,000	145,450
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	120,000	156,898
JPMorgan Chase & Co., 6.00%, 1/15/18		$1,300,000	1,413,335
JPMorgan Chase & Co., 4.625%, 5/10/21		80,000	87,430
JPMorgan Chase & Co., 3.25%, 9/23/22		130,000	131,631
JPMorgan Chase & Co., 3.875%, 9/10/24		210,000	211,503
JPMorgan Chase & Co., 3.125%, 1/23/25		320,000	313,491
KeyCorp, MTN, 2.30%, 12/13/18		230,000	229,689
KFW, 2.00%, 6/1/16		420,000	422,929
KFW, 3.875%, 1/21/19	EUR	340,000	405,724
KFW, 2.00%, 10/4/22		$250,000	248,168
KFW, MTN, 4.625%, 1/4/23	EUR	385,000	533,058
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	120,000	235,124
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(2)		$265,000	298,456
Regions Bank, 6.45%, 6/26/37		125,000	149,521
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		40,000	44,074
Royal Bank of Scotland Group plc, MTN, VRN, 3.625%, 3/25/19	EUR	300,000	328,231
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17		$300,000	314,940
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		310,000	313,243
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	400,000	408,041
Standard Chartered plc, MTN, VRN, 4.00%, 10/21/20	EUR	250,000	267,413
U.S. Bancorp, 3.44%, 2/1/16		$180,000	180,759
U.S. Bancorp, MTN, 3.00%, 3/15/22		130,000	133,056
U.S. Bancorp, MTN, 3.60%, 9/11/24		310,000	316,280
Wells Fargo & Co., 4.125%, 8/15/23		300,000	313,192
Wells Fargo & Co., MTN, 2.10%, 5/8/17		20,000	20,244
Wells Fargo & Co., MTN, 2.60%, 7/22/20		280,000	282,530
Wells Fargo & Co., MTN, 2.25%, 9/3/20	EUR	100,000	113,694
Wells Fargo & Co., MTN, 4.60%, 4/1/21		$220,000	241,476
Wells Fargo & Co., MTN, 3.55%, 9/29/25		110,000	111,468
Wells Fargo & Co., MTN, 4.10%, 6/3/26		200,000	203,589
Wells Fargo & Co., MTN, 4.65%, 11/4/44		70,000	68,932
Wells Fargo & Co., MTN, 4.90%, 11/17/45		105,000	107,176
			22,327,015

		Shares/Principal Amount	Value
Beverages†
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		$290,000	$280,896
Coca-Cola Co. (The), 1.80%, 9/1/16		41,000	41,357
Constellation Brands, Inc., 3.875%, 11/15/19		70,000	72,625
Pernod-Ricard SA, 2.95%, 1/15/17(2)		230,000	233,049
			627,927
Biotechnology — 0.2%
AbbVie, Inc., 1.75%, 11/6/17		170,000	170,680
AbbVie, Inc., 2.90%, 11/6/22		210,000	205,738
AbbVie, Inc., 3.60%, 5/14/25		70,000	69,506
AbbVie, Inc., 4.40%, 11/6/42		240,000	224,492
Amgen, Inc., 2.125%, 5/15/17		330,000	333,373
Amgen, Inc., 4.10%, 6/15/21		120,000	127,320
Amgen, Inc., 5.375%, 5/15/43		190,000	201,044
Biogen, Inc., 3.625%, 9/15/22		270,000	275,171
Celgene Corp., 3.25%, 8/15/22		160,000	160,400
Celgene Corp., 3.625%, 5/15/24		160,000	159,274
Celgene Corp., 3.875%, 8/15/25		140,000	140,072
Concordia Healthcare Corp., 9.50%, 10/21/22(2)		60,000	58,800
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	108,977
Gilead Sciences, Inc., 3.65%, 3/1/26		290,000	292,742
			2,527,589
Building Products†
Masco Corp., 5.95%, 3/15/22		120,000	129,900
Masco Corp., 4.45%, 4/1/25		170,000	167,238
			297,138
Capital Markets — 0.1%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	300,000	402,796
Ameriprise Financial, Inc., 4.00%, 10/15/23		$140,000	147,595
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		540,000	585,835
Dresdner Funding Trust I, 8.15%, 6/30/31(2)		215,000	264,719
E*TRADE Financial Corp., 4.625%, 9/15/23		160,000	164,800
Fidelity International Ltd., 7.125%, 2/13/24	GBP	100,000	185,389
Jefferies Group LLC, 5.125%, 4/13/18		$180,000	188,966
			1,940,100
Chemicals — 0.1%
Ashland, Inc., 4.75%, 8/15/22		245,000	244,694
Blue Cube Spinco, Inc., 9.75%, 10/15/23(2)		120,000	131,400
Chemours Co. (The), 6.625%, 5/15/23(2)		100,000	75,500
Dow Chemical Co. (The), 4.25%, 11/15/20		113,000	120,057
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		8,000	7,150
Eastman Chemical Co., 2.70%, 1/15/20		180,000	179,872
Ecolab, Inc., 4.35%, 12/8/21		60,000	64,608
Hexion, Inc., 8.875%, 2/1/18		125,000	82,812
Hexion, Inc., 6.625%, 4/15/20		115,000	83,662
Huntsman International LLC, 5.125%, 11/15/22(2)		60,000	55,500

	Shares/Principal Amount	Value
LyondellBasell Industries NV, 5.00%, 4/15/19	$200,000	$215,050
LyondellBasell Industries NV, 4.625%, 2/26/55	50,000	42,891
Mosaic Co. (The), 5.625%, 11/15/43	120,000	122,320
Platform Specialty Products Corp., 6.50%, 2/1/22(2)	50,000	43,750
Tronox Finance LLC, 6.375%, 8/15/20	75,000	50,438
WR Grace & Co-Conn, 5.125%, 10/1/21(2)	110,000	111,100
		1,630,804
Commercial Services and Supplies — 0.1%
ACCO Brands Corp., 6.75%, 4/30/20	30,000	31,500
ADT Corp. (The), 6.25%, 10/15/21	195,000	204,994
Clean Harbors, Inc., 5.25%, 8/1/20	115,000	117,173
Covanta Holding Corp., 5.875%, 3/1/24	155,000	152,481
Envision Healthcare Corp., 5.125%, 7/1/22(2)	200,000	193,000
Iron Mountain, Inc., 5.75%, 8/15/24	160,000	159,400
Pitney Bowes, Inc., 4.625%, 3/15/24	90,000	89,385
Republic Services, Inc., 3.55%, 6/1/22	350,000	359,497
Waste Management, Inc., 4.10%, 3/1/45	120,000	112,414
		1,419,844
Communications Equipment — 0.1%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(2)	140,000	148,679
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	150,000	154,312
Avaya, Inc., 7.00%, 4/1/19(2)	240,000	190,200
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	70,000	69,381
Cisco Systems, Inc., 5.90%, 2/15/39	24,000	29,501
CommScope, Inc., 5.50%, 6/15/24(2)	65,000	62,644
Crown Castle International Corp., 5.25%, 1/15/23	270,000	280,800
Nokia Oyj, 5.375%, 5/15/19	50,000	53,622
		989,139
Construction and Engineering†
SBA Communications Corp., 5.625%, 10/1/19	125,000	130,469
SBA Communications Corp., 4.875%, 7/15/22	75,000	74,812
		205,281
Construction Materials — 0.1%
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/1/17	100,000	79,500
Builders FirstSource, Inc., 7.625%, 6/1/21(2)	75,000	79,875
Builders FirstSource, Inc., 10.75%, 8/15/23(2)	85,000	87,550
Building Materials Corp. of America, 6.00%, 10/15/25(2)	60,000	62,175
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	52,250
Nortek, Inc., 8.50%, 4/15/21	225,000	234,000
Owens Corning, 4.20%, 12/15/22	140,000	141,415
Ply Gem Industries, Inc., 6.50%, 2/1/22	100,000	97,375
USG Corp., 5.875%, 11/1/21(2)	25,000	26,375
USG Corp., 5.50%, 3/1/25(2)	140,000	143,850
		1,004,365

	Shares/Principal Amount	Value
Consumer Discretionary†
Party City Holdings, Inc., 6.125%, 8/15/23(2)	$75,000	$71,813
Consumer Finance — 0.2%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	269,064
American Express Co., 1.55%, 5/22/18	120,000	119,579
American Express Credit Corp., 1.30%, 7/29/16	220,000	220,616
American Express Credit Corp., 2.60%, 9/14/20	105,000	105,593
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	247,605
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	247,390
CIT Group, Inc., 5.50%, 2/15/19(2)	130,000	136,500
CIT Group, Inc., 3.875%, 2/19/19	120,000	120,450
CIT Group, Inc., 5.00%, 8/15/22	390,000	399,262
CIT Group, Inc., 5.00%, 8/1/23	125,000	127,344
Equifax, Inc., 3.30%, 12/15/22	170,000	170,783
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	70,000	69,825
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)	35,000	28,481
Navient Corp., 5.00%, 10/26/20	100,000	90,250
Navient Corp., 5.50%, 1/25/23	470,000	405,962
OneMain Financial Holdings, Inc., 6.75%, 12/15/19(2)	85,000	89,250
PNC Bank N.A., 6.00%, 12/7/17	640,000	689,643
Springleaf Finance Corp., 7.75%, 10/1/21	25,000	26,594
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	180,000	188,100
Synchrony Financial, 3.00%, 8/15/19	50,000	50,285
		3,802,576
Consumer Staples†
Post Holdings, Inc., 7.75%, 3/15/24(2)	65,000	67,763
Containers and Packaging — 0.2%
AEP Industries, Inc., 8.25%, 4/15/19	175,000	179,812
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 9.125%, 10/15/20(2)	130,000	136,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(2)	150,000	151,875
Ball Corp., 5.00%, 3/15/22	125,000	127,188
Ball Corp., 4.00%, 11/15/23	120,000	115,200
Ball Corp., 5.25%, 7/1/25	35,000	35,394
Berry Plastics Corp., 5.50%, 5/15/22	135,000	136,519
Berry Plastics Corp., 5.125%, 7/15/23	100,000	97,500
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer, Inc., 6.00%, 6/15/17(2)	150,000	149,812
BWAY Holding Co., 9.125%, 8/15/21(2)	180,000	170,550
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	175,000	173,906
Novelis, Inc., 8.75%, 12/15/20	105,000	102,638
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)	70,000	72,931
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	125,000	129,844
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	160,000	164,600

		Shares/Principal Amount	Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21		$100,000	$103,750
Rock-Tenn Co., 3.50%, 3/1/20		170,000	172,840
Sealed Air Corp., 5.125%, 12/1/24(2)		170,000	174,675
			2,395,534
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		130,000	126,856
Johns Hopkins University, 4.08%, 7/1/53		50,000	49,591
Laureate Education, Inc., 9.25%, 9/1/19(2)		125,000	96,094
Service Corp. International / US, 5.375%, 1/15/22		75,000	79,125
			351,666
Diversified Financial Services — 0.6%
Ally Financial, Inc., 2.75%, 1/30/17		70,000	70,000
Ally Financial, Inc., 5.50%, 2/15/17		50,000	51,563
Ally Financial, Inc., 6.25%, 12/1/17		150,000	158,625
Ally Financial, Inc., 3.60%, 5/21/18		110,000	110,407
Ally Financial, Inc., 4.75%, 9/10/18		150,000	155,156
Ally Financial, Inc., 3.50%, 1/27/19		195,000	194,025
Ally Financial, Inc., 8.00%, 3/15/20		145,000	169,106
Ally Financial, Inc., 8.00%, 11/1/31		75,000	89,719
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	300,000	319,358
Credit Agricole SA, 2.625%, 3/17/27	EUR	300,000	305,699
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	189,229
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16		$125,000	129,563
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	546,000	551,769
DFC Finance Corp., 10.50%, 6/15/20(2)		$30,000	19,800
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	220,000	278,828
GE Capital International Funding Co., 2.34%, 11/15/20(2)		$604,000	603,154
General Electric Capital Corp., MTN, 5.625%, 9/15/17		112,000	120,553
General Electric Capital Corp., MTN, 4.375%, 9/16/20		360,000	394,250
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		450,000	455,890
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		580,000	595,096
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		70,000	70,501
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		580,000	665,899
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		200,000	207,356
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		130,000	130,644
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		260,000	313,044
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		90,000	91,342
HSBC Holdings plc, MTN, VRN, 3.375%, 1/10/19	EUR	500,000	558,145
HUB International Ltd., 7.875%, 10/1/21(2)		$75,000	72,188
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		90,000	92,925
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	81,550
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(2)		75,000	73,031
Morgan Stanley, 5.00%, 11/24/25		520,000	561,693

		Shares/Principal Amount	Value
Morgan Stanley, MTN, 6.625%, 4/1/18		$560,000	$620,135
Morgan Stanley, MTN, 5.625%, 9/23/19		770,000	857,599
Morgan Stanley, MTN, 3.70%, 10/23/24		50,000	50,924
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	200,000	262,563
Serta Simmons Bedding LLC, 8.125%, 10/1/20(2)		$240,000	251,400
Societe Generale SA, VRN, 5.92%, 4/5/17(2)		105,000	108,150
UBS AG (Stamford Branch), 5.875%, 12/20/17		297,000	321,361
			10,352,240
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 3.875%, 8/15/21		100,000	104,423
AT&T, Inc., 2.625%, 12/1/22		170,000	163,456
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	128,380
AT&T, Inc., 6.55%, 2/15/39		$290,000	331,520
AT&T, Inc., 4.30%, 12/15/42		210,000	185,048
British Telecommunications plc, 5.95%, 1/15/18		420,000	456,258
CenturyLink, Inc., 5.625%, 4/1/20		420,000	417,900
CenturyLink, Inc., 7.65%, 3/15/42		100,000	81,000
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)		250,000	252,243
Frontier Communications Corp., 7.125%, 3/15/19		220,000	218,900
Frontier Communications Corp., 8.50%, 4/15/20		90,000	90,450
Frontier Communications Corp., 10.50%, 9/15/22(2)		65,000	64,675
Frontier Communications Corp., 7.125%, 1/15/23		195,000	165,262
Frontier Communications Corp., 6.875%, 1/15/25		140,000	115,325
Frontier Communications Corp., 11.00%, 9/15/25(2)		400,000	393,000
Hughes Satellite Systems Corp., 6.50%, 6/15/19		94,000	101,872
Inmarsat Finance plc, 4.875%, 5/15/22(2)		50,000	49,125
Intelsat Jackson Holdings SA, 7.25%, 4/1/19		325,000	285,391
Intelsat Jackson Holdings SA, 7.25%, 10/15/20		175,000	147,000
Intelsat Jackson Holdings SA, 6.625%, 12/15/22		70,000	42,700
Intelsat Luxembourg SA, 7.75%, 6/1/21		145,000	56,550
Intelsat Luxembourg SA, 8.125%, 6/1/23		45,000	17,100
Level 3 Financing, Inc., 7.00%, 6/1/20		125,000	132,344
Level 3 Financing, Inc., 5.375%, 8/15/22		40,000	40,420
Level 3 Financing, Inc., 5.375%, 5/1/25(2)		50,000	49,875
Orange SA, 4.125%, 9/14/21		180,000	192,719
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	150,000	162,439
SoftBank Group Corp., 4.50%, 4/15/20(2)		$150,000	150,000
Sprint Capital Corp., 6.90%, 5/1/19		250,000	223,125
Sprint Capital Corp., 8.75%, 3/15/32		105,000	81,375
Telecom Italia Capital SA, 6.375%, 11/15/33		347,000	338,325
Telecom Italia Capital SA, 7.72%, 6/4/38		125,000	133,125
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	150,000	251,301
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	200,000	227,298
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	110,400
Verizon Communications, Inc., 3.65%, 9/14/18		$550,000	580,136

		Shares/Principal Amount	Value
Verizon Communications, Inc., 3.50%, 11/1/21		$140,000	$144,041
Verizon Communications, Inc., 5.15%, 9/15/23		380,000	425,601
Verizon Communications, Inc., 5.05%, 3/15/34		750,000	762,175
Verizon Communications, Inc., 4.75%, 11/1/41		100,000	95,521
Verizon Communications, Inc., 6.55%, 9/15/43		146,000	176,950
Verizon Communications, Inc., 4.86%, 8/21/46		90,000	87,939
Verizon Communications, Inc., 5.01%, 8/21/54		144,000	137,049
Virgin Media Finance plc, 5.75%, 1/15/25(2)		210,000	204,619
Windstream Services LLC, 7.875%, 11/1/17		20,000	20,975
Windstream Services LLC, 7.75%, 10/15/20		120,000	101,250
Windstream Services LLC, 6.375%, 8/1/23		100,000	74,375
			8,770,955
Electric Utilities†
AES Corp. (The), 4.875%, 5/15/23		405,000	367,031
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	100,000	111,810
			478,841
Electronic Equipment, Instruments and Components†
Sanmina Corp., 4.375%, 6/1/19(2)		$213,000	217,260
Energy Equipment and Services — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19		55,000	19,800
Ensco plc, 4.70%, 3/15/21		300,000	262,557
FTS International, Inc., 6.25%, 5/1/22		120,000	36,600
Halliburton Co., 3.80%, 11/15/25		190,000	191,608
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21		150,000	116,062
Offshore Group Investment Ltd., 7.125%, 4/1/23(8)		100,000	28,500
Pacific Drilling SA, 5.375%, 6/1/20(2)		115,000	59,513
Paragon Offshore plc, 7.25%, 8/15/24(2)		90,000	17,325
Petroleum Geo-Services ASA, 7.375%, 12/15/18(2)		100,000	85,250
Precision Drilling Corp., 6.50%, 12/15/21		45,000	38,925
Precision Drilling Corp., 5.25%, 11/15/24		105,000	82,425
Schlumberger Investment SA, 3.65%, 12/1/23		170,000	176,184
SESI LLC, 6.375%, 5/1/19		50,000	48,750
Transocean, Inc., 3.00%, 10/15/17		110,000	104,225
Transocean, Inc., 6.00%, 3/15/18		85,000	81,600
Transocean, Inc., 6.50%, 11/15/20		215,000	171,462
Transocean, Inc., 6.875%, 12/15/21		110,000	82,885
Weatherford International Ltd., 9.625%, 3/1/19		65,000	65,813
Weatherford International Ltd., 5.125%, 9/15/20		100,000	85,000
Weatherford International Ltd., 4.50%, 4/15/22		260,000	204,100
			1,958,584
Financial Services†
Argos Merger Sub, Inc., 7.125%, 3/15/23(2)		215,000	217,150
Food and Staples Retailing — 0.2%
Albertson's Holdings LLC / Safeway, Inc., 7.75%, 10/15/22(2)		27,000	28,890
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(2)		40,000	40,900
CVS Health Corp., 3.50%, 7/20/22		160,000	164,592

		Shares/Principal Amount	Value
CVS Health Corp., 5.125%, 7/20/45		$80,000	$85,723
Delhaize Group, 5.70%, 10/1/40		90,000	93,489
Dollar General Corp., 3.25%, 4/15/23		120,000	113,919
Dollar General Corp., 4.15%, 11/1/25		40,000	39,587
Dollar Tree, Inc., 5.75%, 3/1/23(2)		55,000	57,475
Horizon Pharma Financing, Inc., 6.625%, 5/1/23(2)		40,000	34,600
Kroger Co. (The), 6.40%, 8/15/17		320,000	345,959
Kroger Co. (The), 3.30%, 1/15/21		190,000	193,542
Rite Aid Corp., 6.75%, 6/15/21		85,000	90,737
Rite Aid Corp., 6.125%, 4/1/23(2)		210,000	222,862
SUPERVALU, Inc., 6.75%, 6/1/21		80,000	74,800
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	100,000	96,977
Tesco plc, 6.15%, 11/15/37(2)		$80,000	72,106
Wal-Mart Stores, Inc., 2.55%, 4/11/23		280,000	276,598
Wal-Mart Stores, Inc., 5.625%, 4/1/40		340,000	407,801
			2,440,557
Food Products — 0.1%
JBS Investments GmbH, 7.25%, 4/3/24(2)		70,000	70,350
JBS USA LLC / JBS USA Finance, Inc., 8.25%, 2/1/20(2)		90,000	94,725
JBS USA LLC / JBS USA Finance, Inc., 7.25%, 6/1/21(2)		70,000	73,325
JBS USA LLC / JBS USA Finance, Inc., 5.75%, 6/15/25(2)		35,000	33,075
Kraft Foods Group, Inc., 5.00%, 6/4/42		90,000	92,066
Kraft Heinz Foods Co., 3.95%, 7/15/25(2)		130,000	132,991
Kraft Heinz Foods Co., 5.20%, 7/15/45(2)		110,000	115,772
Mondelez International, Inc., 4.00%, 2/1/24		200,000	207,548
NBTY, Inc., 9.00%, 10/1/18		75,000	76,969
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)		195,000	192,562
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21		105,000	101,063
Post Holdings, Inc., 7.375%, 2/15/22		160,000	167,150
Smithfield Foods, Inc., 6.625%, 8/15/22		80,000	85,100
Tyson Foods, Inc., 4.50%, 6/15/22		160,000	170,310
			1,613,006
Gas Utilities — 0.4%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20		70,000	61,075
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23(2)		40,000	34,000
Enbridge Energy Partners LP, 6.50%, 4/15/18		240,000	256,980
Enbridge, Inc., 4.50%, 6/10/44		120,000	87,476
Energy Transfer Equity LP, 5.875%, 1/15/24		160,000	147,516
Energy Transfer Partners LP, 4.15%, 10/1/20		200,000	194,279
Energy Transfer Partners LP, 5.20%, 2/1/22		80,000	77,589
Energy Transfer Partners LP, 3.60%, 2/1/23		170,000	148,268
Energy Transfer Partners LP, 6.50%, 2/1/42		100,000	89,498
Enterprise Products Operating LLC, 6.30%, 9/15/17		340,000	365,456
Enterprise Products Operating LLC, 4.85%, 3/15/44		360,000	318,779

	Shares/Principal Amount	Value
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	$90,000	$84,600
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	130,000	111,150
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	150,000	159,086
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	40,000	35,124
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	300,000	258,406
Kinder Morgan, Inc., 4.30%, 6/1/25	70,000	59,279
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	222,366
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	130,000	115,944
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 6/1/25	150,000	134,250
NGPL PipeCo LLC, 7.12%, 12/15/17(2)	150,000	133,125
NuStar Logistics LP, 4.75%, 2/1/22	40,000	37,400
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	270,000	248,352
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	125,000	119,297
Rockies Express Pipeline LLC, 5.625%, 4/15/20(2)	355,000	349,675
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	100,000	97,250
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	125,000	121,406
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	255,000	236,513
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25(2)	215,000	196,994
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	260,000	226,438
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18(2)	70,000	69,125
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	56,000	54,600
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	204,000	172,890
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(2)	120,000	125,400
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22(2)	100,000	103,875
TransCanada PipeLines Ltd., 2.50%, 8/1/22	180,000	169,508
Williams Cos., Inc. (The), 3.70%, 1/15/23	130,000	104,758
Williams Cos., Inc. (The), 4.55%, 6/24/24	140,000	115,070
Williams Cos., Inc. (The), 5.75%, 6/24/44	80,000	57,280
Williams Partners LP, 5.10%, 9/15/45	100,000	72,372
		5,772,449
Health Care Equipment and Supplies — 0.1%
Alere, Inc., 6.50%, 6/15/20	100,000	99,500
Alere, Inc., 6.375%, 7/1/23(2)	140,000	142,100
Becton Dickinson and Co., 3.73%, 12/15/24	120,000	122,452
Crimson Merger Sub, Inc., 6.625%, 5/15/22(2)	40,000	32,800
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	70,000	63,175
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	200,000	194,700
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	50,000	48,500
Mallinckrodt International Finance SA, 4.75%, 4/15/23	160,000	133,600

	Shares/Principal Amount	Value
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(2)	$110,000	$97,900
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(2)	40,000	34,700
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.50%, 4/15/25(2)	100,000	85,250
Medtronic, Inc., 2.50%, 3/15/20	120,000	121,637
Medtronic, Inc., 2.75%, 4/1/23	50,000	49,053
Medtronic, Inc., 3.50%, 3/15/25	240,000	243,315
Medtronic, Inc., 4.375%, 3/15/35	240,000	246,087
St. Jude Medical, Inc., 2.00%, 9/15/18	80,000	80,200
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	100,000	100,016
		1,894,985
Health Care Providers and Services — 0.4%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	135,000	131,625
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	110,000	108,350
Aetna, Inc., 2.75%, 11/15/22	160,000	155,389
Amsurg Corp., 5.625%, 7/15/22	95,000	93,813
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	155,000	157,712
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	60,000	60,300
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	40,000	40,600
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	135,000	131,288
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	120,000	124,800
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	230,000	229,856
DaVita HealthCare Partners, Inc., 5.00%, 5/1/25	80,000	77,000
Express Scripts Holding Co., 2.65%, 2/15/17	300,000	303,671
Express Scripts Holding Co., 7.25%, 6/15/19	220,000	255,950
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(2)	145,000	157,687
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(2)	125,000	125,469
HCA, Inc., 3.75%, 3/15/19	480,000	486,000
HCA, Inc., 4.25%, 10/15/19	125,000	127,344
HCA, Inc., 6.50%, 2/15/20	180,000	199,575
HCA, Inc., 7.50%, 2/15/22	220,000	246,950
HCA, Inc., 5.875%, 3/15/22	75,000	80,531
HCA, Inc., 4.75%, 5/1/23	195,000	194,025
HCA, Inc., 5.375%, 2/1/25	270,000	267,469
HealthSouth Corp., 5.75%, 11/1/24	95,000	92,150
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	230,000	217,350
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	75,000	72,188
Kindred Healthcare, Inc., 8.00%, 1/15/20	145,000	136,300
Kindred Healthcare, Inc., 6.375%, 4/15/22	75,000	63,000
LifePoint Health, Inc., 5.50%, 12/1/21	175,000	175,437
NYU Hospitals Center, 4.43%, 7/1/42	110,000	106,356
Tenet Healthcare Corp., 5.00%, 3/1/19	160,000	154,800
Tenet Healthcare Corp., 8.00%, 8/1/20	170,000	173,400
Tenet Healthcare Corp., 6.00%, 10/1/20	205,000	218,837
Tenet Healthcare Corp., 4.50%, 4/1/21	40,000	39,700

	Shares/Principal Amount	Value
Tenet Healthcare Corp., 8.125%, 4/1/22	$335,000	$336,256
Tenet Healthcare Corp., 6.75%, 6/15/23	225,000	211,219
UnitedHealth Group, Inc., 2.875%, 3/15/22	290,000	292,492
UnitedHealth Group, Inc., 3.75%, 7/15/25	100,000	103,840
Universal Health Services, Inc., 4.75%, 8/1/22(2)	150,000	153,188
		6,301,917
Hotels, Restaurants and Leisure — 0.2%
1011778 B.C. ULC / New Red Finance, Inc., 6.00%, 4/1/22(2)	260,000	269,750
Affinity Gaming / Affinity Gaming Finance Corp., 9.00%, 5/15/18	75,000	76,125
Boyd Gaming Corp., 6.875%, 5/15/23	131,000	138,205
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	60,000	58,500
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.00%, 10/1/21	110,000	101,475
CEC Entertainment, Inc., 8.00%, 2/15/22	25,000	24,125
Eldorado Resorts, Inc., 7.00%, 8/1/23(2)	140,000	141,837
FelCor Lodging LP, 5.625%, 3/1/23	100,000	103,750
Golden Nugget Escrow, Inc., 8.50%, 12/1/21(2)	225,000	232,312
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	260,000	272,012
International Game Technology plc, 6.25%, 2/15/22(2)	215,000	205,729
McDonald's Corp., MTN, 3.375%, 5/26/25	100,000	98,383
MGM Resorts International, 8.625%, 2/1/19	80,000	91,000
MGM Resorts International, 5.25%, 3/31/20	150,000	150,375
MGM Resorts International, 6.00%, 3/15/23	210,000	208,556
Pinnacle Entertainment, 7.50%, 4/15/21	180,000	190,575
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	85,000	88,400
Scientific Games International, Inc., 6.25%, 9/1/20	45,000	26,663
Scientific Games International, Inc., 7.00%, 1/1/22(2)	175,000	169,750
Scientific Games International, Inc., 10.00%, 12/1/22	115,000	89,125
Station Casinos LLC, 7.50%, 3/1/21	460,000	489,900
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	20,000	18,075
Wynn Macau Ltd., 5.25%, 10/15/21(2)	200,000	181,000
Yum! Brands, Inc., 3.75%, 11/1/21	50,000	46,952
		3,472,574
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	96,000	89,760
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)	125,000	118,125
Century Communities, Inc., 6.875%, 5/15/22	30,000	28,125
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(2)	315,000	234,675
KB Home, 4.75%, 5/15/19	35,000	34,475
KB Home, 8.00%, 3/15/20	50,000	54,125
Lennar Corp., 4.50%, 6/15/19	40,000	41,300
Meritage Homes Corp., 7.00%, 4/1/22	125,000	133,437
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)	105,000	108,938

		Shares/Principal Amount	Value
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(2)		$265,000	$257,381
Toll Brothers Finance Corp., 6.75%, 11/1/19		170,000	190,825
TRI Pointe Holdings, Inc. / TRI Pointe Group, Inc., 5.875%, 6/15/24		200,000	199,500
WCI Communities, Inc., 6.875%, 8/15/21		160,000	169,280
William Lyon Homes, Inc., 8.50%, 11/15/20		125,000	133,750
			1,793,696
Household Products†
Energizer Holdings, Inc, 5.50%, 6/15/25(2)		70,000	68,075
Spectrum Brands, Inc., 6.375%, 11/15/20		255,000	274,125
Spectrum Brands, Inc., 6.625%, 11/15/22		130,000	139,750
Spectrum Brands, Inc., 5.75%, 7/15/25(2)		130,000	134,713
			616,663
Industrial Conglomerates — 0.1%
Algeco Scotsman Global Finance plc, 10.75%, 10/15/19(2)		90,000	40,500
General Electric Co., 5.25%, 12/6/17		550,000	593,284
General Electric Co., 4.125%, 10/9/42		240,000	235,301
HD Supply, Inc., 7.50%, 7/15/20		285,000	302,812
HD Supply, Inc., 5.25%, 12/15/21(2)		100,000	104,500
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		150,000	147,836
Jack Cooper Holdings Corp., 10.25%, 6/1/20(2)		25,000	22,125
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(2)		255,000	234,600
Wise Metals Group LLC / Wise Alloys Finance Corp., 8.75%, 12/15/18(2)		60,000	47,700
			1,728,658
Insurance — 0.5%
ACE INA Holdings, Inc., 3.15%, 3/15/25		210,000	208,512
ACE INA Holdings, Inc., 3.35%, 5/3/26		100,000	99,866
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21		150,000	153,375
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.625%, 7/1/22		145,000	146,994
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	150,000	184,062
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	300,000	373,251
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	200,000	231,815
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$100,000	103,708
American International Group, Inc., 4.875%, 6/1/22		540,000	589,929
American International Group, Inc., 4.50%, 7/16/44		110,000	104,625
American International Group, Inc., MTN, 5.85%, 1/16/18		310,000	336,283
AXA SA, 7.125%, 12/15/20	GBP	150,000	265,216
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		$180,000	197,877
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		110,000	113,238
Berkshire Hathaway, Inc., 4.50%, 2/11/43		170,000	171,553
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	600,000	618,905
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25	EUR	150,000	156,663
Genworth Holdings, Inc., 7.625%, 9/24/21		$35,000	32,795

	Shares/Principal Amount	Value
Genworth Holdings, Inc., VRN, 6.15%, 11/15/16	$140,000	$53,900
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	60,000	70,866
International Lease Finance Corp., 8.75%, 3/15/17	215,000	230,319
International Lease Finance Corp., 6.25%, 5/15/19	195,000	210,142
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)	50,000	53,664
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)	190,000	183,866
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(2)	175,000	166,687
Lincoln National Corp., 6.25%, 2/15/20	300,000	340,110
Markel Corp., 4.90%, 7/1/22	200,000	216,256
Markel Corp., 3.625%, 3/30/23	80,000	79,370
MetLife, Inc., 4.125%, 8/13/42	90,000	85,640
MetLife, Inc., 4.875%, 11/13/43	50,000	52,554
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)	250,000	249,976
Principal Financial Group, Inc., 3.30%, 9/15/22	80,000	80,728
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	160,000	179,216
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	190,000	214,901
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	110,000	111,399
Travelers Cos., Inc. (The), 4.60%, 8/1/43	110,000	115,741
Travelers Cos., Inc. (The), 4.30%, 8/25/45	60,000	60,753
USI Inc. / NY, 7.75%, 1/15/21(2)	50,000	49,187
Voya Financial, Inc., 5.50%, 7/15/22	140,000	156,930
Voya Financial, Inc., 5.70%, 7/15/43	150,000	175,365
Voya Financial, Inc., VRN, 5.65%, 5/15/23	125,000	126,562
WR Berkley Corp., 4.625%, 3/15/22	130,000	137,373
WR Berkley Corp., 4.75%, 8/1/44	80,000	78,381
		7,568,553
Internet Software and Services — 0.1%
Alibaba Group Holding Ltd., 3.125%, 11/28/21(2)	200,000	195,748
Equinix, Inc., 4.875%, 4/1/20	50,000	51,500
Equinix, Inc., 5.375%, 4/1/23	75,000	76,781
Match Group, Inc., 6.75%, 12/15/22(2)	80,000	79,900
Netflix, Inc., 5.375%, 2/1/21	40,000	42,100
Netflix, Inc., 5.75%, 3/1/24	175,000	181,563
VeriSign, Inc., 4.625%, 5/1/23	40,000	39,700
VeriSign, Inc., 5.25%, 4/1/25	40,000	40,847
		708,139
IT Services — 0.1%
Audatex North America, Inc., 6.125%, 11/1/23(2)	170,000	171,913
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	70,000	71,138
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	90,000	90,675
Fidelity National Information Services, Inc., 4.50%, 10/15/22	150,000	154,215
Fidelity National Information Services, Inc., 3.50%, 4/15/23	120,000	115,503
First Data Corp., 7.00%, 12/1/23(2)	205,000	208,331
First Data Corp., 5.00%, 1/15/24(2)	60,000	60,150
First Data Corp., 5.75%, 1/15/24(2)	110,000	110,275

	Shares/Principal Amount	Value
Xerox Corp., 2.95%, 3/15/17	$90,000	$91,007
		1,073,207
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	210,000	215,560
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	61,000	61,211
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	140,000	151,476
		428,247
Machinery†
Case New Holland Industrial, Inc., 7.875%, 12/1/17	175,000	188,099
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	31,000	30,910
Deere & Co., 5.375%, 10/16/29	65,000	75,761
Navistar International Corp., 8.25%, 11/1/21	100,000	71,750
Terex Corp., 6.50%, 4/1/20	50,000	50,000
Terex Corp., 6.00%, 5/15/21	50,000	49,007
		465,527
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	330,000	314,738
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 8.125%, 2/15/19	50,000	34,000
		348,738
Media — 0.7%
21st Century Fox America, Inc., 3.70%, 10/15/25(2)	50,000	50,334
21st Century Fox America, Inc., 6.90%, 8/15/39	260,000	317,126
21st Century Fox America, Inc., 4.75%, 9/15/44	110,000	109,817
Altice Financing SA, 6.50%, 1/15/22(2)	155,000	156,162
Altice Financing SA, 6.625%, 2/15/23(2)	200,000	198,874
Altice Finco SA, 7.625%, 2/15/25(2)	115,000	105,513
Altice Luxembourg SA, 7.75%, 5/15/22(2)	205,000	192,187
Altice Luxembourg SA, 7.625%, 2/15/25(2)	90,000	78,975
Altice US Finance I Corp., 5.375%, 7/15/23(2)	55,000	55,138
AMC Entertainment, Inc., 5.75%, 6/15/25	100,000	101,000
Cablevision Systems Corp., 5.875%, 9/15/22	155,000	123,612
CBS Corp., 3.50%, 1/15/25	150,000	145,306
CBS Corp., 4.85%, 7/1/42	70,000	64,986
CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 6/1/20	145,000	151,525
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	450,000	453,375
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(2)	170,000	169,787
CCO Safari II LLC, 4.91%, 7/23/25(2)	485,000	493,299
CCOH Safari LLC, 5.75%, 2/15/26(2)	70,000	70,525
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(2)	80,000	74,200
Cinemark USA, Inc., 5.125%, 12/15/22	60,000	60,225
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	275,000	267,781
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	170,000	167,050

	Shares/Principal Amount	Value
Comcast Corp., 6.40%, 5/15/38	$230,000	$291,292
Comcast Corp., 4.75%, 3/1/44	150,000	158,752
CSC Holdings LLC, 7.625%, 7/15/18	150,000	157,125
CSC Holdings LLC, 6.75%, 11/15/21	125,000	118,438
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	50,000	16,125
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, 3/1/21	160,000	174,920
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24	120,000	124,648
Discovery Communications LLC, 5.625%, 8/15/19	130,000	142,088
Discovery Communications LLC, 3.25%, 4/1/23	100,000	93,297
DISH DBS Corp., 4.625%, 7/15/17	130,000	132,925
DISH DBS Corp., 6.75%, 6/1/21	270,000	272,362
DISH DBS Corp., 5.00%, 3/15/23	135,000	117,113
DISH DBS Corp., 5.875%, 11/15/24	100,000	89,656
Embarq Corp., 8.00%, 6/1/36	120,000	126,396
Gray Television, Inc., 7.50%, 10/1/20	75,000	78,094
iHeartCommunications, Inc., 10.00%, 1/15/18	90,000	33,750
iHeartCommunications, Inc., 9.00%, 3/1/21	130,000	89,830
iHeartCommunications, Inc., PIK, 14.00%, 2/1/21	124,934	32,171
Lamar Media Corp., 5.875%, 2/1/22	120,000	126,300
Lamar Media Corp., 5.00%, 5/1/23	150,000	151,125
McClatchy Co. (The), 9.00%, 12/15/22	40,000	37,663
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	100,000	100,625
NBCUniversal Media LLC, 5.15%, 4/30/20	150,000	169,139
NBCUniversal Media LLC, 4.375%, 4/1/21	260,000	284,562
NBCUniversal Media LLC, 2.875%, 1/15/23	350,000	350,999
Neptune Finco Corp., 10.125%, 1/15/23(2)	45,000	47,138
Neptune Finco Corp., 6.625%, 10/15/25(2)	50,000	52,000
Neptune Finco Corp., 10.875%, 10/15/25(2)	45,000	47,644
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	114,000	116,280
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	160,000	159,600
Numericable-SFR SAS, 6.00%, 5/15/22(2)	400,000	396,000
Omnicom Group, Inc., 3.625%, 5/1/22	30,000	30,419
Regal Entertainment Group, 5.75%, 3/15/22	100,000	101,875
RR Donnelley & Sons Co., 7.25%, 5/15/18	29,000	30,639
RR Donnelley & Sons Co., 6.00%, 4/1/24	140,000	124,075
Sable International Finance Ltd., 8.75%, 2/1/20(2)	125,000	132,187
Scripps Networks Interactive, Inc., 2.80%, 6/15/20	100,000	97,967
Sinclair Television Group, Inc., 5.375%, 4/1/21	100,000	100,875
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)	80,000	78,500
Sirius XM Radio, Inc., 5.75%, 8/1/21(2)	125,000	129,675
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)	95,000	98,444
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	60,000	59,550
TEGNA, Inc., 5.50%, 9/15/24(2)	140,000	141,400
Time Warner Cable, Inc., 6.75%, 7/1/18	240,000	264,757
Time Warner Cable, Inc., 5.50%, 9/1/41	80,000	73,860

		Shares/Principal Amount	Value
Time Warner Cable, Inc., 4.50%, 9/15/42		$90,000	$73,541
Time Warner, Inc., 3.60%, 7/15/25		90,000	89,273
Time Warner, Inc., 7.70%, 5/1/32		390,000	498,791
Time Warner, Inc., 5.35%, 12/15/43		80,000	82,893
Unitymedia GmbH, 6.125%, 1/15/25(2)		95,000	96,069
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.00%, 1/15/25(2)		35,000	34,213
Univision Communications, Inc., 8.50%, 5/15/21(2)		120,000	125,250
Univision Communications, Inc., 5.125%, 2/15/25(2)		175,000	169,531
UPCB Finance IV Ltd., 5.375%, 1/15/25(2)		135,000	131,287
Viacom, Inc., 4.50%, 3/1/21		40,000	41,741
Viacom, Inc., 3.125%, 6/15/22		100,000	94,566
Videotron Ltd., 5.00%, 7/15/22		125,000	126,094
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)		110,000	108,075
Walt Disney Co. (The), MTN, 2.35%, 12/1/22		160,000	158,778
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		100,000	102,556
Wind Acquisition Finance SA, 4.75%, 7/15/20(2)		130,000	130,000
Wind Acquisition Finance SA, 7.375%, 4/23/21(2)		175,000	169,312
WMG Acquisition Corp., 5.625%, 4/15/22(2)		150,000	147,375
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)		90,000	84,938
			11,823,360
Metals and Mining — 0.2%
AK Steel Corp., 7.625%, 5/15/20		90,000	38,925
Alcoa, Inc., 5.40%, 4/15/21		100,000	101,000
Alcoa, Inc., 5.125%, 10/1/24		190,000	180,737
Alcoa, Inc., 5.95%, 2/1/37		60,000	53,247
Aleris International, Inc., 7.625%, 2/15/18		40,000	34,600
Allegheny Technologies, Inc., 5.95%, 1/15/21		70,000	54,250
ArcelorMittal, 5.50%, 2/25/17		240,000	238,236
ArcelorMittal, 6.125%, 6/1/18		210,000	204,750
ArcelorMittal, 6.50%, 3/1/21		100,000	87,750
ArcelorMittal, 7.75%, 3/1/41		305,000	231,800
Barrick North America Finance LLC, 4.40%, 5/30/21		180,000	170,724
Barrick North America Finance LLC, 5.75%, 5/1/43		70,000	54,759
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21		200,000	200,740
Cliffs Natural Resources, Inc., 7.75%, 3/31/20(2)		69,000	23,805
Cliffs Natural Resources, Inc., 8.25%, 3/31/20(2)		50,000	41,125
First Quantum Minerals Ltd., 6.75%, 2/15/20(2)		45,000	29,475
First Quantum Minerals Ltd., 7.00%, 2/15/21(2)		50,000	32,031
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)		160,000	100,000
FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22(2)		120,000	116,100
Freeport-McMoRan, Inc., 3.55%, 3/1/22		70,000	48,650
Freeport-McMoRan, Inc., 3.875%, 3/15/23		100,000	67,750
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)		130,000	108,359
Glencore Finance Europe SA, MTN, 1.625%, 1/18/22	EUR	100,000	76,593
HudBay Minerals, Inc., 9.50%, 10/1/20		$75,000	57,563

		Shares/Principal Amount	Value
Lundin Mining Corp., 7.875%, 11/1/22(2)		$70,000	$66,850
New Gold, Inc., 6.25%, 11/15/22(2)		35,000	29,969
Newmont Mining Corp., 6.25%, 10/1/39		80,000	68,030
Novelis, Inc., 8.375%, 12/15/17		70,000	69,475
Southern Copper Corp., 5.25%, 11/8/42		60,000	45,093
Steel Dynamics, Inc., 6.125%, 8/15/19		70,000	72,800
Steel Dynamics, Inc., 5.25%, 4/15/23		100,000	96,500
Teck Resources Ltd., 3.15%, 1/15/17		160,000	149,400
Teck Resources Ltd., 2.50%, 2/1/18		110,000	86,350
Teck Resources Ltd., 4.75%, 1/15/22		170,000	95,200
Teck Resources Ltd., 6.25%, 7/15/41		40,000	19,800
United States Steel Corp., 7.375%, 4/1/20		40,000	20,300
Vale Overseas Ltd., 5.625%, 9/15/19		200,000	192,702
			3,365,438
Multi-Utilities — 0.4%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		140,000	140,379
Calpine Corp., 5.375%, 1/15/23		180,000	168,750
Calpine Corp., 5.875%, 1/15/24(2)		50,000	51,875
Calpine Corp., 5.75%, 1/15/25		275,000	258,500
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42		30,000	27,269
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		100,000	93,403
Constellation Energy Group, Inc., 5.15%, 12/1/20		200,000	218,364
Consumers Energy Co., 2.85%, 5/15/22		50,000	49,735
Consumers Energy Co., 3.375%, 8/15/23		180,000	185,134
Dominion Resources, Inc., 6.40%, 6/15/18		360,000	397,907
Dominion Resources, Inc., 2.75%, 9/15/22		140,000	135,927
Dominion Resources, Inc., 3.625%, 12/1/24		140,000	139,627
Dominion Resources, Inc., 4.90%, 8/1/41		70,000	69,550
Duke Energy Florida LLC, 6.35%, 9/15/37		270,000	349,924
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	123,280
Duke Energy Progress, LLC, 4.15%, 12/1/44		120,000	119,181
Dynegy, Inc., 6.75%, 11/1/19		100,000	98,188
Dynegy, Inc., 7.375%, 11/1/22		215,000	206,669
Dynegy, Inc., 7.625%, 11/1/24		115,000	109,825
Edison International, 3.75%, 9/15/17		200,000	206,986
Engie SA, VRN, 4.75%, 7/10/21	EUR	300,000	341,150
Exelon Generation Co. LLC, 4.25%, 6/15/22		$120,000	122,750
Exelon Generation Co. LLC, 5.60%, 6/15/42		80,000	77,378
FirstEnergy Corp., 4.25%, 3/15/23		230,000	233,671
GenOn Energy, Inc., 9.50%, 10/15/18		165,000	146,850
GenOn Energy, Inc., 9.875%, 10/15/20		80,000	68,200
Georgia Power Co., 4.30%, 3/15/42		60,000	55,639
Nisource Finance Corp., 5.65%, 2/1/45		110,000	127,533
NRG Energy, Inc., 7.625%, 1/15/18		200,000	209,000
NRG Energy, Inc., 6.25%, 7/15/22		50,000	46,500
NRG Energy, Inc., 6.25%, 5/1/24		155,000	141,050

		Shares/Principal Amount	Value
PacifiCorp, 6.00%, 1/15/39		$210,000	$257,696
Potomac Electric Power Co., 3.60%, 3/15/24		120,000	125,356
Progress Energy, Inc., 3.15%, 4/1/22		110,000	109,140
RWE AG, 3.50%, 4/21/25	EUR	290,000	245,708
Sempra Energy, 6.50%, 6/1/16		$170,000	174,584
Sempra Energy, 2.40%, 3/15/20		110,000	108,767
Sempra Energy, 2.875%, 10/1/22		220,000	214,940
Southern Power Co., 5.15%, 9/15/41		60,000	57,853
SSE plc, VRN, 2.375%, 4/1/21	EUR	300,000	304,757
Talen Energy Supply LLC, 4.625%, 7/15/19(2)		$80,000	72,600
Virginia Electric and Power Co., 4.45%, 2/15/44		70,000	72,596
Xcel Energy, Inc., 4.80%, 9/15/41		50,000	51,767
			6,515,958
Multiline Retail†
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21		60,000	17,400
J.C. Penney Corp., Inc., 5.75%, 2/15/18		25,000	23,562
J.C. Penney Corp., Inc., 5.65%, 6/1/20		75,000	64,875
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		210,000	194,168
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)		190,000	170,525
Target Corp., 4.00%, 7/1/42		240,000	234,796
			705,326
Oil, Gas and Consumable Fuels — 0.6%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20		260,000	268,169
Anadarko Petroleum Corp., 5.95%, 9/15/16		70,000	72,388
Anadarko Petroleum Corp., 6.45%, 9/15/36		120,000	132,207
Antero Resources Corp., 5.125%, 12/1/22		180,000	164,700
Antero Resources Corp., 5.625%, 6/1/23(2)		35,000	32,638
Apache Corp., 4.75%, 4/15/43		70,000	66,406
BP Capital Markets plc, 4.50%, 10/1/20		24,000	26,272
BreitBurn Energy Partners LP / BreitBurn Finance Corp., 7.875%, 4/15/22		35,000	10,325
California Resources Corp., 5.50%, 9/15/21		245,000	148,225
California Resources Corp., 6.00%, 11/15/24		200,000	120,125
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21		70,000	65,449
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		145,000	142,825
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		70,000	64,225
Chaparral Energy, Inc., 7.625%, 11/15/22		35,000	7,525
Chesapeake Energy Corp., 6.625%, 8/15/20		215,000	102,125
Chesapeake Energy Corp., 5.375%, 6/15/21		100,000	44,250
Chesapeake Energy Corp., 4.875%, 4/15/22		175,000	74,922
Chesapeake Energy Corp., 5.75%, 3/15/23		75,000	32,250
Chevron Corp., 2.43%, 6/24/20		80,000	80,988
Cimarex Energy Co., 4.375%, 6/1/24		140,000	138,569
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		150,000	154,460
Comstock Resources, Inc., 10.00%, 3/15/20(2)		70,000	41,300

	Shares/Principal Amount	Value
Concho Resources, Inc., 6.50%, 1/15/22	$90,000	$92,250
Concho Resources, Inc., 5.50%, 10/1/22	200,000	195,000
Concho Resources, Inc., 5.50%, 4/1/23	195,000	191,100
ConocoPhillips Holding Co., 6.95%, 4/15/29	80,000	97,817
CONSOL Energy, Inc., 5.875%, 4/15/22	100,000	66,000
Continental Resources, Inc., 3.80%, 6/1/24	100,000	83,165
Denbury Resources, Inc., 5.50%, 5/1/22	60,000	37,500
Denbury Resources, Inc., 4.625%, 7/15/23	125,000	73,125
Devon Energy Corp., 5.00%, 6/15/45	40,000	35,685
Ecopetrol SA, 4.125%, 1/16/25	80,000	68,200
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	50,000	14,750
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	200,000	43,000
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24	100,000	18,000
EOG Resources, Inc., 5.625%, 6/1/19	380,000	422,071
EOG Resources, Inc., 4.10%, 2/1/21	130,000	138,576
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	265,000	226,575
EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	55,000	42,350
Exxon Mobil Corp., 2.71%, 3/6/25	240,000	237,225
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	220,000	199,100
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23(2)	55,000	49,489
Halcon Resources Corp., 8.625%, 2/1/20(2)	70,000	55,387
Halcon Resources Corp., 8.875%, 5/15/21	90,000	27,900
Hess Corp., 6.00%, 1/15/40	90,000	90,374
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	70,000	64,575
Laredo Petroleum, Inc., 5.625%, 1/15/22	75,000	70,500
Laredo Petroleum, Inc., 6.25%, 3/15/23	85,000	82,237
Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	110,000	30,250
Linn Energy LLC / Linn Energy Finance Corp., 8.625%, 4/15/20	155,000	40,300
Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 9/15/21	80,000	15,550
Marathon Petroleum Corp., 3.50%, 3/1/16	70,000	70,441
MEG Energy Corp., 6.50%, 3/15/21(2)	50,000	43,250
MEG Energy Corp., 7.00%, 3/31/24(2)	150,000	127,875
Newfield Exploration Co., 5.75%, 1/30/22	260,000	256,126
Newfield Exploration Co., 5.625%, 7/1/24	90,000	85,275
Noble Energy, Inc., 4.15%, 12/15/21	300,000	301,198
Noble Energy, Inc., 5.875%, 6/1/22	95,000	95,466
Oasis Petroleum, Inc., 6.875%, 3/15/22	125,000	107,187
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	50,000	52,437
Peabody Energy Corp., 6.00%, 11/15/18	85,000	20,086
Peabody Energy Corp., 6.50%, 9/15/20	25,000	3,938
Peabody Energy Corp., 6.25%, 11/15/21	90,000	14,625
Peabody Energy Corp., 10.00%, 3/15/22(2)	50,000	12,000
Penn Virginia Corp., 8.50%, 5/1/20	70,000	15,750

		Shares/Principal Amount	Value
Petroleos Mexicanos, 6.00%, 3/5/20		$190,000	$205,145
Petroleos Mexicanos, 4.875%, 1/24/22		40,000	40,220
Petroleos Mexicanos, 3.50%, 1/30/23		70,000	64,400
Petroleos Mexicanos, 6.625%, 6/15/35		70,000	68,614
Petroleos Mexicanos, 5.50%, 6/27/44		230,000	190,900
Phillips 66, 4.30%, 4/1/22		260,000	273,742
Phillips 66, 4.65%, 11/15/34		160,000	159,151
QEP Resources, Inc., 5.375%, 10/1/22		165,000	149,325
QEP Resources, Inc., 5.25%, 5/1/23		125,000	112,187
Range Resources Corp., 5.75%, 6/1/21		110,000	103,125
Range Resources Corp., 5.00%, 8/15/22		160,000	142,400
Rice Energy, Inc., 6.25%, 5/1/22		65,000	55,575
Sabine Pass LNG LP, 6.50%, 11/1/20		30,000	30,000
Sanchez Energy Corp., 6.125%, 1/15/23		90,000	62,325
SandRidge Energy, Inc., 8.75%, 6/1/20(2)		60,000	22,950
SandRidge Energy, Inc., 7.50%, 3/15/21		105,000	17,588
Shell International Finance BV, 2.375%, 8/21/22		280,000	272,787
Shell International Finance BV, 3.625%, 8/21/42		65,000	57,123
Shell International Finance BV, MTN, 1.625%, 1/20/27	EUR	100,000	105,203
SM Energy Co., 6.50%, 1/1/23		$70,000	67,375
SM Energy Co., 5.00%, 1/15/24		80,000	70,200
Statoil ASA, 2.45%, 1/17/23		230,000	221,148
Statoil ASA, 3.95%, 5/15/43		50,000	47,217
Statoil ASA, 4.80%, 11/8/43		130,000	140,651
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		100,000	95,160
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		140,000	132,650
Talisman Energy, Inc., 7.75%, 6/1/19		125,000	135,791
Tesoro Corp., 4.25%, 10/1/17		100,000	102,750
Tesoro Corp., 5.375%, 10/1/22		20,000	20,375
Total Capital Canada Ltd., 2.75%, 7/15/23		110,000	108,029
Total Capital Canada Ltd., MTN, 2.125%, 9/18/29	EUR	100,000	109,519
Total Capital SA, 2.125%, 8/10/18		$150,000	152,109
Total SA, MTN, VRN, 2.25%, 2/26/21	EUR	150,000	151,773
Whiting Petroleum Corp., 5.75%, 3/15/21		$150,000	137,250
WPX Energy, Inc., 5.25%, 1/15/17		135,000	134,325
WPX Energy, Inc., 8.25%, 8/1/23		70,000	65,625
			10,028,755
Paper and Forest Products†
Georgia-Pacific LLC, 2.54%, 11/15/19(2)		220,000	219,736
International Paper Co., 6.00%, 11/15/41		50,000	53,735
Sappi Papier Holding GmbH, 6.625%, 4/15/21(2)		200,000	204,500
			477,971
Personal Products†
Avon Products, Inc., 6.75%, 3/15/23		95,000	63,650

	Shares/Principal Amount	Value
Pharmaceuticals — 0.2%
Actavis Funding SCS, 3.85%, 6/15/24	$230,000	$233,206
Actavis Funding SCS, 4.55%, 3/15/35	110,000	108,554
Actavis, Inc., 1.875%, 10/1/17	220,000	220,424
Actavis, Inc., 3.25%, 10/1/22	270,000	268,089
Actavis, Inc., 4.625%, 10/1/42	70,000	68,301
Endo Finance LLC / Endo Finco, Inc., 7.75%, 1/15/22(2)	60,000	60,750
Endo Finance LLC / Endo Finco, Inc., 5.875%, 1/15/23(2)	155,000	147,250
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(2)	135,000	131,794
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(2)	130,000	124,150
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	44,000	44,419
Merck & Co., Inc., 2.40%, 9/15/22	180,000	177,439
Perrigo Finance plc, 3.90%, 12/15/24	200,000	194,348
Pfizer, Inc., 5.60%, 9/15/40	70,000	80,374
Sanofi, 4.00%, 3/29/21	23,000	24,579
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(2)	100,000	98,500
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20(2)	100,000	90,000
Valeant Pharmaceuticals International, Inc., 7.00%, 10/1/20(2)	50,000	46,750
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(2)	225,000	207,281
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(2)	85,000	80,325
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(2)	120,000	109,050
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(2)	225,000	204,750
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(2)	80,000	68,600
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(2)	145,000	126,150
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(2)	235,000	205,038
		3,120,121
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20	170,000	184,723
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23	140,000	125,300
Corrections Corp. of America, 4.125%, 4/1/20	110,000	107,525
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	75,000	76,313
DDR Corp., 3.625%, 2/1/25	130,000	123,884
DuPont Fabros Technology LP, 5.875%, 9/15/21	25,000	26,000
Essex Portfolio LP, 3.625%, 8/15/22	100,000	100,499
Essex Portfolio LP, 3.375%, 1/15/23	80,000	78,576
Essex Portfolio LP, 3.25%, 5/1/23	50,000	48,825
HCP, Inc., 3.75%, 2/1/16	210,000	210,996
Hospitality Properties Trust, 4.65%, 3/15/24	350,000	346,619
Hospitality Properties Trust, 4.50%, 3/15/25	130,000	127,410
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	96,367
iStar, Inc., 5.00%, 7/1/19	100,000	97,500
Kilroy Realty LP, 3.80%, 1/15/23	160,000	159,090
Kilroy Realty LP, 4.375%, 10/1/25	40,000	40,778

		Shares/Principal Amount	Value
MPT Operating Partnership LP / MPT Finance Corp., 6.875%, 5/1/21		$140,000	$146,650
Omega Healthcare Investors, Inc., 5.875%, 3/15/24		50,000	52,063
Realty Income Corp., 4.125%, 10/15/26		80,000	80,920
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21		75,000	76,687
Senior Housing Properties Trust, 4.75%, 5/1/24		180,000	176,473
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21		90,000	95,839
Welltower, Inc., 2.25%, 3/15/18		60,000	60,007
Welltower, Inc., 3.75%, 3/15/23		160,000	157,481
			2,796,525
Real Estate Management and Development†
CBRE Services, Inc., 5.00%, 3/15/23		125,000	126,028
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(2)		160,000	166,200
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	98,338	134,018
			426,246
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$265,000	277,263
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41		100,000	105,188
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		50,000	52,001
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	154,077
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	64,604
CSX Corp., 4.25%, 6/1/21		140,000	149,063
CSX Corp., 3.40%, 8/1/24		200,000	200,933
Norfolk Southern Corp., 5.75%, 4/1/18		40,000	43,487
Norfolk Southern Corp., 3.25%, 12/1/21		70,000	70,052
Union Pacific Corp., 4.00%, 2/1/21		100,000	107,555
Union Pacific Corp., 4.75%, 9/15/41		220,000	237,568
			1,461,791
Semiconductors and Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		30,000	20,550
Advanced Micro Devices, Inc., 7.00%, 7/1/24		75,000	50,672
Amkor Technology, Inc., 6.375%, 10/1/22		75,000	72,656
Freescale Semiconductor, Inc., 6.00%, 1/15/22(2)		100,000	106,949
Intel Corp., 3.70%, 7/29/25		100,000	104,215
KLA-Tencor Corp., 4.65%, 11/1/24		40,000	40,709
Micron Technology, Inc., 5.25%, 8/1/23(2)		100,000	94,250
Micron Technology, Inc., 5.50%, 2/1/25		160,000	148,800
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(2)		65,000	64,919
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(2)		50,000	52,437
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(2)		50,000	51,813
			807,970
Software — 0.1%
Activision Blizzard, Inc., 5.625%, 9/15/21(2)		135,000	142,510
BMC Software Finance, Inc., 8.125%, 7/15/21(2)		25,000	19,437
Infor US, Inc., 6.50%, 5/15/22(2)		173,000	153,970

	Shares/Principal Amount	Value
Intuit, Inc., 5.75%, 3/15/17	$571,000	$602,093
Microsoft Corp., 2.375%, 5/1/23	90,000	88,523
Microsoft Corp., 2.70%, 2/12/25	170,000	166,870
Microsoft Corp., 3.125%, 11/3/25	100,000	100,792
Nuance Communications, Inc., 5.375%, 8/15/20(2)	100,000	102,000
Oracle Corp., 3.625%, 7/15/23	280,000	291,538
Oracle Corp., 3.40%, 7/8/24	140,000	142,858
		1,810,591
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	100,000	104,250
Ashtead Capital, Inc., 5.625%, 10/1/24(2)	70,000	71,575
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	100,000	98,625
Building Materials Holding Corp., 9.00%, 9/15/18(2)	85,000	90,100
Claire's Stores, Inc., 9.00%, 3/15/19(2)	40,000	30,400
Hertz Corp. (The), 6.75%, 4/15/19	125,000	128,125
Hertz Corp. (The), 5.875%, 10/15/20	50,000	51,750
Hertz Corp. (The), 7.375%, 1/15/21	50,000	52,276
Hertz Corp. (The), 6.25%, 10/15/22	75,000	78,375
Home Depot, Inc. (The), 3.35%, 9/15/25	100,000	102,227
Home Depot, Inc. (The), 5.95%, 4/1/41	260,000	328,644
Lowe's Cos., Inc., 3.375%, 9/15/25	40,000	40,571
Michaels Stores, Inc., 5.875%, 12/15/20(2)	105,000	107,888
Petco Animal Supplies, Inc., 9.25%, 12/1/18(2)	150,000	154,312
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	61,250
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	75,000	77,766
Sonic Automotive, Inc., 7.00%, 7/15/22	80,000	84,800
Sonic Automotive, Inc., 5.00%, 5/15/23	125,000	120,312
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	90,000	84,825
United Rentals North America, Inc., 7.625%, 4/15/22	25,000	26,938
United Rentals North America, Inc., 6.125%, 6/15/23	75,000	78,750
United Rentals North America, Inc., 4.625%, 7/15/23	355,000	354,112
United Rentals North America, Inc., 5.50%, 7/15/25	210,000	210,787
		2,538,658
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 1.00%, 5/3/18	170,000	169,088
Apple, Inc., 2.85%, 5/6/21	180,000	184,891
Apple, Inc., 3.45%, 5/6/24	380,000	394,538
CommScope Technologies Finance LLC, 6.00%, 6/15/25(2)	220,000	211,200
Dell, Inc., 3.10%, 4/1/16	40,000	40,150
Dell, Inc., 5.875%, 6/15/19	125,000	133,281
Hewlett-Packard Enterprise Co., 3.60%, 10/15/20(2)	270,000	272,438
HP, Inc., 4.30%, 6/1/21	125,000	125,039
NCR Corp., 5.00%, 7/15/22	65,000	63,212
		1,593,837

	Shares/Principal Amount	Value
Textiles, Apparel and Luxury Goods†
L Brands, Inc., 6.625%, 4/1/21	$80,000	$90,200
L Brands, Inc., 5.625%, 2/15/22	275,000	292,793
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	210,000	164,850
PVH Corp., 4.50%, 12/15/22	50,000	49,500
		597,343
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	400,000	393,501
Philip Morris International, Inc., 4.125%, 5/17/21	280,000	300,986
Reynolds American, Inc., 4.45%, 6/12/25	220,000	231,579
		926,066
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 9.00%, 11/15/18(2)	160,000	173,200
Sprint Communications, Inc., 7.00%, 3/1/20(2)	110,000	112,544
Sprint Communications, Inc., 6.00%, 11/15/22	225,000	168,750
Sprint Corp., 7.25%, 9/15/21	275,000	223,437
Sprint Corp., 7.875%, 9/15/23	150,000	121,125
Sprint Corp., 7.125%, 6/15/24	335,000	259,834
Sprint Corp., 7.625%, 2/15/25	70,000	55,169
T-Mobile USA, Inc., 6.625%, 11/15/20	135,000	139,387
T-Mobile USA, Inc., 6.63%, 4/28/21	120,000	125,100
T-Mobile USA, Inc., 6.125%, 1/15/22	75,000	76,726
T-Mobile USA, Inc., 6.625%, 4/1/23	255,000	262,178
T-Mobile USA, Inc., 6.375%, 3/1/25	150,000	150,000
T-Mobile USA, Inc., 6.50%, 1/15/26	30,000	30,038
Vodafone Group plc, 5.625%, 2/27/17	230,000	241,693
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23(2)	115,000	110,975
		2,250,156
TOTAL CORPORATE BONDS (Cost $159,070,635)		153,794,089
U.S. TREASURY SECURITIES — 9.3%
U.S. Treasury Bonds, 3.50%, 2/15/39	3,907,000	4,345,545
U.S. Treasury Bonds, 4.375%, 11/15/39	2,125,000	2,685,469
U.S. Treasury Bonds, 2.875%, 5/15/43	1,560,000	1,528,190
U.S. Treasury Bonds, 3.75%, 11/15/43	100,000	115,764
U.S. Treasury Bonds, 3.00%, 11/15/44	670,000	671,322
U.S. Treasury Bonds, 2.50%, 2/15/45	4,200,000	3,789,761
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	11,703,331	14,123,767
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	134,054	185,051
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	990,801	1,192,767
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	1,466,843	1,774,659
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	2,053,428	1,847,590
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	1,003,892	870,517
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	2,909,736	3,032,111
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	3,142,531	2,806,899
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	7,438,031	7,430,958

	Shares/Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	$6,639,308	$6,641,684
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	3,324,810	3,535,231
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	4,671,162	4,659,942
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	5,588,385	5,546,511
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	8,484,372	8,817,833
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	5,278,650	5,361,335
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	2,102,600	2,055,826
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,586,775	2,531,485
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	6,803,676	6,586,231
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(3)	7,463,958	7,368,225
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	2,090,549	2,089,583
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	1,352,835	1,299,065
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	3,210,816	3,143,546
U.S. Treasury Notes, 0.50%, 3/31/17	3,250,000	3,237,432
U.S. Treasury Notes, 0.875%, 1/31/18	276,000	275,202
U.S. Treasury Notes, 1.00%, 2/15/18	4,870,000	4,866,576
U.S. Treasury Notes, 0.75%, 4/15/18	2,200,000	2,183,716
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	311,303
U.S. Treasury Notes, 1.25%, 11/15/18	2,000,000	2,001,718
U.S. Treasury Notes, 1.25%, 11/30/18	4,800,000	4,803,936
U.S. Treasury Notes, 1.375%, 2/29/20	5,556,000	5,514,658
U.S. Treasury Notes, 1.375%, 3/31/20	9,003,000	8,927,564
U.S. Treasury Notes, 1.50%, 5/31/20	1,700,000	1,692,795
U.S. Treasury Notes, 1.625%, 6/30/20	4,250,000	4,250,914
U.S. Treasury Notes, 1.375%, 10/31/20	3,550,000	3,502,714
U.S. Treasury Notes, 1.75%, 9/30/22	150,000	147,776
U.S. Treasury Notes, 2.00%, 2/15/25	2,200,000	2,161,843
U.S. Treasury Notes, 2.00%, 8/15/25	750,000	735,484
TOTAL U.S. TREASURY SECURITIES (Cost $149,205,276)		150,650,498
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 4.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.7%
FHLMC, VRN, 1.76%, 12/15/15	161,411	164,677
FHLMC, VRN, 1.85%, 12/15/15	396,277	405,246
FHLMC, VRN, 1.96%, 12/15/15	246,924	253,447
FHLMC, VRN, 1.97%, 12/15/15	311,811	319,821
FHLMC, VRN, 2.04%, 12/15/15	812,287	825,838
FHLMC, VRN, 2.32%, 12/15/15	588,197	594,193
FHLMC, VRN, 2.40%, 12/15/15	347,470	368,789
FHLMC, VRN, 2.47%, 12/15/15	157,972	167,810
FHLMC, VRN, 2.47%, 12/15/15	608,256	643,115
FHLMC, VRN, 2.53%, 12/15/15	102,933	108,890
FHLMC, VRN, 2.56%, 12/15/15	117,894	125,338
FHLMC, VRN, 2.63%, 12/15/15	118,348	125,907
FHLMC, VRN, 2.86%, 12/15/15	106,651	109,468
FHLMC, VRN, 2.95%, 12/15/15	350,211	371,587

	Shares/Principal Amount	Value
FHLMC, VRN, 3.26%, 12/15/15	$278,402	$294,486
FHLMC, VRN, 3.74%, 12/15/15	235,004	246,265
FHLMC, VRN, 4.05%, 12/15/15	170,100	178,434
FHLMC, VRN, 4.21%, 12/15/15	289,399	304,688
FHLMC, VRN, 4.71%, 12/15/15	209,936	220,969
FHLMC, VRN, 5.12%, 12/15/15	28,803	30,390
FHLMC, VRN, 6.12%, 12/15/15	109,506	116,020
FNMA, VRN, 1.97%, 12/25/15	338,303	354,088
FNMA, VRN, 2.00%, 12/25/15	478,909	496,549
FNMA, VRN, 2.00%, 12/25/15	435,084	452,405
FNMA, VRN, 2.00%, 12/25/15	403,757	423,398
FNMA, VRN, 2.01%, 12/25/15	881,927	925,505
FNMA, VRN, 2.01%, 12/25/15	594,528	617,981
FNMA, VRN, 2.32%, 12/25/15	115,346	123,338
FNMA, VRN, 2.41%, 12/25/15	98,981	104,828
FNMA, VRN, 2.44%, 12/25/15	372,398	394,963
FNMA, VRN, 2.52%, 12/25/15	92,326	98,535
FNMA, VRN, 2.69%, 12/25/15	374,546	383,520
FNMA, VRN, 3.36%, 12/25/15	231,205	241,248
FNMA, VRN, 3.61%, 12/25/15	218,742	228,830
FNMA, VRN, 3.91%, 12/25/15	204,682	215,090
FNMA, VRN, 5.06%, 12/25/15	304,056	323,281
		11,358,937
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 3.6%
FHLMC, 6.50%, 6/1/16	3,994	4,015
FHLMC, 6.50%, 6/1/16	2,665	2,689
FHLMC, 4.50%, 1/1/19	193,413	200,080
FHLMC, 5.00%, 10/1/19	4,349	4,501
FHLMC, 5.00%, 11/1/19	28,520	29,740
FHLMC, 5.50%, 11/1/19	1,374	1,436
FHLMC, 5.50%, 11/1/19	1,605	1,676
FHLMC, 5.50%, 11/1/19	2,646	2,768
FHLMC, 5.50%, 11/1/19	798	813
FHLMC, 5.50%, 11/1/19	910	951
FHLMC, 5.50%, 12/1/19	1,904	1,991
FHLMC, 5.00%, 2/1/20	1,882	1,948
FHLMC, 5.00%, 2/1/20	758	785
FHLMC, 5.50%, 3/1/20	3,799	3,998
FHLMC, 5.50%, 3/1/20	2,903	3,044
FHLMC, 5.50%, 3/1/20	4,622	4,876
FHLMC, 5.00%, 5/1/20	1,792	1,855
FHLMC, 5.00%, 5/1/20	5,118	5,301
FHLMC, 5.00%, 5/1/20	5,934	6,142
FHLMC, 4.50%, 7/1/20	21,790	22,729
FHLMC, 4.00%, 10/1/20	6,985	7,287
FHLMC, 8.00%, 6/1/26	4,609	4,778

	Shares/Principal Amount	Value
FHLMC, 8.00%, 6/1/26	$484	$581
FHLMC, 8.00%, 7/1/26	633	635
FHLMC, 7.00%, 8/1/29	2,310	2,601
FHLMC, 8.00%, 7/1/30	13,206	16,609
FHLMC, 5.50%, 12/1/33	243,799	273,870
FHLMC, 6.50%, 5/1/34	9,291	11,066
FHLMC, 5.50%, 6/1/35	14,196	15,766
FHLMC, 5.00%, 9/1/35	7,419	8,157
FHLMC, 5.00%, 9/1/35	4,622	5,066
FHLMC, 5.50%, 10/1/35	42,455	47,169
FHLMC, 5.50%, 10/1/35	25,031	28,298
FHLMC, 5.00%, 11/1/35	101,565	112,684
FHLMC, 5.00%, 11/1/35	138,163	154,506
FHLMC, 6.50%, 3/1/36	4,571	5,215
FHLMC, 6.50%, 3/1/36	2,884	3,289
FHLMC, 5.50%, 1/1/38	189,589	212,003
FHLMC, 6.00%, 2/1/38	106,150	120,353
FHLMC, 6.00%, 11/1/38	449,288	509,458
FHLMC, 6.50%, 7/1/47	15,908	17,557
FNMA, 3.00%, 12/10/15(5)	500,000	502,305
FNMA, 3.50%, 12/10/15(5)	4,650,000	4,817,473
FNMA, 4.00%, 12/10/15(5)	2,820,000	2,992,328
FNMA, 4.50%, 12/10/15(5)	2,550,000	2,756,889
FNMA, 5.00%, 12/10/15(5)	300,000	330,942
FNMA, 5.50%, 12/10/15(5)	225,000	251,346
FNMA, 4.00%, 6/1/19	2,317	2,419
FNMA, 4.50%, 6/1/19	45,348	47,181
FNMA, 4.50%, 12/1/19	4,985	5,168
FNMA, 5.00%, 3/1/20	9,575	10,091
FNMA, 5.00%, 3/1/20	9,437	9,945
FNMA, 5.00%, 4/1/20	5,828	6,072
FNMA, 5.00%, 5/1/20	1,938	2,010
FNMA, 5.00%, 5/1/20	6,060	6,286
FNMA, 5.00%, 7/1/20	8,991	9,542
FNMA, 2.625%, 9/6/24	540,000	549,870
FNMA, 7.00%, 5/1/26	2,921	3,214
FNMA, 7.00%, 6/1/26	1,608	1,869
FNMA, 7.50%, 3/1/27	1,187	1,191
FNMA, 6.50%, 4/1/29	10,878	12,474
FNMA, 6.50%, 6/1/29	11,740	13,464
FNMA, 6.50%, 6/1/29	18,212	20,886
FNMA, 7.00%, 7/1/29	3,910	4,258
FNMA, 6.50%, 8/1/29	19,937	22,867
FNMA, 7.00%, 3/1/30	10,144	11,006
FNMA, 8.00%, 7/1/30	16,646	17,027
FNMA, 7.50%, 9/1/30	7,525	8,854

	Shares/Principal Amount	Value
FNMA, 6.625%, 11/15/30	$2,510,000	$3,589,717
FNMA, 6.50%, 9/1/31	37,354	42,840
FNMA, 7.00%, 9/1/31	32,206	35,898
FNMA, 6.50%, 1/1/32	13,078	15,002
FNMA, 5.50%, 6/1/33	76,068	85,792
FNMA, 5.50%, 8/1/33	561,286	632,855
FNMA, 5.00%, 11/1/33	512,960	568,931
FNMA, 5.50%, 1/1/34	502,859	566,982
FNMA, 5.50%, 9/1/34	30,511	34,509
FNMA, 5.50%, 10/1/34	27,863	31,484
FNMA, 6.00%, 10/1/34	22,210	25,156
FNMA, 5.00%, 11/1/34	77,383	85,358
FNMA, 5.50%, 3/1/35	1,715	1,916
FNMA, 5.50%, 3/1/35	6,590	7,387
FNMA, 5.50%, 3/1/35	10,217	11,554
FNMA, 5.50%, 3/1/35	22,061	25,005
FNMA, 5.50%, 3/1/35	18,512	21,078
FNMA, 5.00%, 4/1/35	26,505	29,883
FNMA, 6.00%, 5/1/35	11,751	13,402
FNMA, 6.00%, 5/1/35	457	517
FNMA, 6.00%, 6/1/35	24,346	27,576
FNMA, 6.00%, 6/1/35	4,207	4,801
FNMA, 6.00%, 6/1/35	473	539
FNMA, 5.00%, 7/1/35	114,831	129,455
FNMA, 5.50%, 7/1/35	15,713	17,778
FNMA, 6.00%, 7/1/35	48,959	55,853
FNMA, 6.00%, 7/1/35	3,305	3,743
FNMA, 6.00%, 7/1/35	33,089	37,677
FNMA, 5.50%, 8/1/35	6,874	7,678
FNMA, 4.50%, 9/1/35	566,291	614,067
FNMA, 5.50%, 9/1/35	46,869	52,710
FNMA, 5.50%, 9/1/35	1,301	1,472
FNMA, 5.50%, 9/1/35	650	736
FNMA, 5.50%, 9/1/35	13,613	15,407
FNMA, 5.50%, 9/1/35	94,827	107,320
FNMA, 5.00%, 10/1/35	17,018	18,772
FNMA, 5.50%, 10/1/35	194,855	219,245
FNMA, 6.00%, 10/1/35	33,821	38,381
FNMA, 5.50%, 11/1/35	122,790	138,968
FNMA, 6.00%, 11/1/35	15,772	17,864
FNMA, 6.50%, 11/1/35	3,113	3,570
FNMA, 6.50%, 12/1/35	15,717	18,218
FNMA, 6.50%, 4/1/36	12,898	14,793
FNMA, 6.00%, 8/1/36	20,613	23,391
FNMA, 5.00%, 10/1/36	381,114	420,400
FNMA, 5.00%, 11/1/36	208,172	229,625

	Shares/Principal Amount	Value
FNMA, 5.50%, 1/1/37	$733,001	$822,818
FNMA, 6.00%, 5/1/37	18,517	21,012
FNMA, 6.00%, 7/1/37	3,833	4,348
FNMA, 6.50%, 8/1/37	12,545	13,966
FNMA, 6.50%, 8/1/37	345,781	371,244
FNMA, 6.50%, 8/1/37	417,000	445,521
FNMA, 5.00%, 4/1/40	1,692,113	1,870,276
FNMA, 4.00%, 1/1/41	5,148,679	5,517,433
FNMA, 4.50%, 1/1/41	728,371	797,318
FNMA, 5.00%, 6/1/41	1,377,815	1,522,698
FNMA, 4.50%, 7/1/41	1,175,680	1,283,632
FNMA, 4.50%, 9/1/41	3,043,654	3,297,951
FNMA, 4.50%, 9/1/41	33,610	36,429
FNMA, 4.00%, 12/1/41	2,426,588	2,592,787
FNMA, 4.00%, 1/1/42	46,497	49,478
FNMA, 3.50%, 5/1/42	1,997,947	2,074,145
FNMA, 3.50%, 6/1/42	950,546	988,077
FNMA, 3.00%, 11/1/42	1,416,163	1,427,234
FNMA, 3.50%, 5/1/45	1,940,957	2,014,248
FNMA, 6.50%, 8/1/47	51,263	57,017
FNMA, 6.50%, 8/1/47	93,821	104,392
FNMA, 6.50%, 9/1/47	95,813	106,672
FNMA, 6.50%, 9/1/47	5,293	5,893
FNMA, 6.50%, 9/1/47	35,987	40,056
FNMA, 6.50%, 9/1/47	52,314	58,250
FNMA, 6.50%, 9/1/47	13,968	15,545
GNMA, 3.50%, 12/17/15(5)	350,000	365,634
GNMA, 4.00%, 12/17/15(5)	2,930,000	3,112,954
GNMA, 9.00%, 4/20/25	949	1,080
GNMA, 7.50%, 10/15/25	2,623	2,706
GNMA, 6.00%, 4/15/26	690	778
GNMA, 6.00%, 4/15/26	241	272
GNMA, 7.50%, 6/15/26	2,532	2,651
GNMA, 7.00%, 12/15/27	12,304	12,597
GNMA, 7.50%, 12/15/27	14,058	15,623
GNMA, 6.00%, 5/15/28	15,709	17,727
GNMA, 6.00%, 5/15/28	28,223	31,849
GNMA, 6.50%, 5/15/28	6,198	7,107
GNMA, 7.00%, 5/15/31	30,732	36,660
GNMA, 5.50%, 11/15/32	112,509	127,915
GNMA, 6.50%, 10/15/38	1,591,494	1,825,069
GNMA, 4.50%, 5/20/41	2,006,022	2,184,122
GNMA, 4.50%, 6/15/41	638,670	701,398
GNMA, 4.00%, 12/15/41	876,729	931,764
GNMA, 3.50%, 7/20/42	756,916	793,208
GNMA, 3.50%, 4/20/45	429,046	448,944
		58,479,066
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $67,839,764)		69,838,003

		Shares/Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.2%
Australia — 0.1%
Australia Government Bond, 4.50%, 4/15/20	AUD	178,000	$140,939
Australia Government Bond, 2.75%, 4/21/24	AUD	1,213,000	875,031
New South Wales Treasury Corp., 4.00%, 2/20/17	AUD	430,000	318,210
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	217,000	163,568
			1,497,748
Austria — 0.1%
Austria Government Bond, 4.35%, 3/15/19(2)	EUR	342,000	416,506
Austria Government Bond, 3.90%, 7/15/20(2)	EUR	120,000	150,452
Austria Government Bond, 3.40%, 11/22/22(2)	EUR	106,000	136,543
Austria Government Bond, 1.65%, 10/21/24(2)	EUR	150,000	173,585
Austria Government Bond, 4.15%, 3/15/37(2)	EUR	108,000	171,446
			1,048,532
Belgium — 0.1%
Belgium Government Bond, 4.00%, 3/28/18(2)	EUR	273,000	317,590
Belgium Government Bond, 4.25%, 9/28/22	EUR	450,000	604,250
Belgium Government Bond, 2.25%, 6/22/23	EUR	500,000	601,218
Belgium Government Bond, 5.00%, 3/28/35(2)	EUR	135,000	224,794
Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	125,000	200,235
			1,948,087
Brazil†
Brazilian Government International Bond, 5.875%, 1/15/19		$360,000	378,900
Canada — 0.2%
Canadian Government Bond, 1.50%, 3/1/17	CAD	410,000	310,510
Canadian Government Bond, 4.00%, 6/1/17	CAD	255,000	200,596
Canadian Government Bond, 3.25%, 6/1/21	CAD	920,000	769,963
Canadian Government Bond, 4.00%, 6/1/41	CAD	515,000	511,849
Province of British Columbia, 3.25%, 12/18/21	CAD	181,000	146,926
Province of British Columbia, 2.85%, 6/18/25	CAD	413,000	320,699
Province of Ontario Canada, 1.00%, 7/22/16		$24,000	24,041
Province of Ontario Canada, 4.40%, 6/2/19	CAD	294,000	243,667
Province of Ontario Canada, 4.65%, 6/2/41	CAD	333,000	304,145
Province of Quebec Canada, 3.00%, 9/1/23	CAD	135,000	106,593
Province of Quebec Canada, 5.00%, 12/1/41	CAD	45,000	42,919
			2,981,908
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	239,545
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	296,960
Czech†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	5,600,000	286,697
Denmark†
Denmark Government Bond, 4.00%, 11/15/19	DKK	35,000	5,785
Denmark Government Bond, 7.00%, 11/10/24	DKK	710,000	158,371
Denmark Government Bond, 4.50%, 11/15/39	DKK	335,000	77,879
			242,035

		Shares/Principal Amount	Value
Finland†
Finland Government Bond, 1.625%, 9/15/22(2)	EUR	135,000	$156,544
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	75,000	104,096
			260,640
France — 0.2%
France Government Bond OAT, 3.25%, 10/25/21	EUR	1,760,000	2,204,235
France Government Bond OAT, 1.75%, 11/25/24	EUR	306,000	355,656
France Government Bond OAT, 5.50%, 4/25/29	EUR	230,000	374,694
France Government Bond OAT, 3.25%, 5/25/45	EUR	505,000	705,211
			3,639,796
Germany — 0.2%
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	455,000	552,231
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	565,000	671,252
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	1,260,000	1,343,232
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	30,000	51,307
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	350,000	477,501
			3,095,523
Ireland†
Ireland Government Bond, 5.90%, 10/18/19	EUR	160,000	207,943
Ireland Government Bond, 3.40%, 3/18/24	EUR	173,000	220,569
			428,512
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	470,000	529,888
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	1,750,000	1,933,989
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	135,000	206,624
Italy Government International Bond, 6.875%, 9/27/23		$150,000	186,778
			2,857,279
Japan — 1.0%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	405,000,000	3,317,415
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	611,700,000	5,251,098
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	353,400,000	3,554,466
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	143,800,000	1,350,248
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	276,350,000	2,657,477
			16,130,704
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	1,250,000	287,362
Mexico — 0.2%
Mexican Bonos, 6.50%, 6/9/22	MXN	8,000,000	499,970
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$710,000	793,602
Mexico Government International Bond, 5.125%, 1/15/20		$350,000	384,125
Mexico Government International Bond, 6.05%, 1/11/40		$150,000	168,938
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$270,000	254,475
			2,101,110
Netherlands — 0.1%
Netherlands Government Bond, 3.50%, 7/15/20(2)	EUR	935,000	1,154,168

		Shares/Principal Amount	Value
Netherlands Government Bond, 3.75%, 1/15/42(2)	EUR	48,000	$77,450
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	55,000	76,467
			1,308,085
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	330,000	232,998
Norway†
Norway Government Bond, 3.75%, 5/25/21(2)	NOK	2,110,000	278,616
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$100,000	119,000
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	169,200
			288,200
Philippines†
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	325,769
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	132,594
			458,363
Poland — 0.1%
Poland Government Bond, 4.00%, 10/25/23	PLN	780,000	212,682
Poland Government International Bond, 5.125%, 4/21/21		$250,000	280,150
			492,832
Singapore†
Singapore Government Bond, 2.375%, 4/1/17	SGD	190,000	136,948
Singapore Government Bond, 3.125%, 9/1/22	SGD	282,000	210,355
			347,303
South Africa†
South Africa Government Bond, 7.75%, 2/28/23	ZAR	6,043,000	403,212
South Korea†
Korea Development Bank (The), 3.25%, 3/9/16		$160,000	160,946
Spain — 0.2%
Spain Government Bond, 5.50%, 7/30/17(2)	EUR	257,000	296,432
Spain Government Bond, 4.30%, 10/31/19(2)	EUR	435,000	530,781
Spain Government Bond, 4.40%, 10/31/23(2)	EUR	935,000	1,222,165
Spain Government Bond, 1.60%, 4/30/25(2)	EUR	352,000	376,147
Spain Government Bond, 4.20%, 1/31/37(2)	EUR	640,000	860,839
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	240,000	375,651
			3,662,015
Sweden — 0.1%
Sweden Government Bond, 3.50%, 6/1/22	SEK	3,950,000	544,160
Switzerland — 0.1%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	825,000	927,271
Switzerland Government Bond, 2.50%, 3/8/36	CHF	80,000	112,387
			1,039,658
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	9,400,000	288,492
Turkey†
Turkey Government International Bond, 3.25%, 3/23/23		$300,000	276,600

		Shares/Principal Amount	Value
United Kingdom — 0.3%
United Kingdom Gilt, 5.00%, 3/7/25	GBP	475,000	$916,949
United Kingdom Gilt, 4.25%, 6/7/32	GBP	123,000	235,199
United Kingdom Gilt, 4.25%, 3/7/36	GBP	305,000	590,627
United Kingdom Gilt, 4.50%, 12/7/42	GBP	777,000	1,624,892
United Kingdom Gilt, 4.25%, 12/7/55	GBP	176,000	392,300
			3,759,967
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	64,800
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $54,475,274)			51,327,585
MUNICIPAL SECURITIES — 1.4%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40		130,000	172,435
California GO, (Building Bonds), 7.55%, 4/1/39		60,000	89,122
California GO, (Building Bonds), 7.30%, 10/1/39		160,000	227,344
California GO, (Building Bonds), 7.60%, 11/1/40		145,000	218,614
City of Lowell Rev., (Little Rock Newspapers), VRDN, 0.12%, 12/2/15 (LOC: JPMorgan Chase Bank N.A.) (Acquired 4/11/12 - 4/7/14, Cost $4,300,000)(6)		4,300,000	4,300,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33		170,000	161,811
Illinois Housing Development Authority Rev., Series 2015 A-3, VRDN, 0.13%, 12/3/15		3,850,000	3,850,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36		120,000	156,515
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39		130,000	157,326
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40		30,000	39,740
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40		15,000	20,054
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40		180,000	256,966
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41		140,000	193,680
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37		40,000	51,802
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34		200,000	225,948
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.14%, 12/2/15 (LOC: FNMA)		2,110,000	2,110,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34		130,000	164,473
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.46%, 10/1/62		330,000	321,238
Riverside County Industrial Development Authority Rev., (Cal-Mold, Inc.), VRDN, 0.06%, 12/2/15 (LOC: Bank of the West)		1,560,000	1,560,000
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40		280,000	327,155
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36		170,000	208,607

	Shares/Principal Amount	Value
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	$170,000	$196,345
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	135,000	163,716
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	15,000	21,049
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	195,000	236,322
Tempe Industrial Development Authority Rev., Series 2004 B, (ASUF Brickyard LLC), VRDN, 0.15%, 12/3/15 (LOC: Bank of America N.A.)	3,400,000	3,400,000
Washington Finance Commission Nonprofit Housing Rev., (Heatherwood), Series 2002 A, VRDN, 0.06%, 12/3/15 (LIQ FAC: FHLMC) (Acquired 11/7/11, Cost $3,400,000)(6)	3,400,000	3,400,000
TOTAL MUNICIPAL SECURITIES (Cost $21,655,602)		22,230,262
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 1.0%
Private Sponsor Collateralized Mortgage Obligations — 0.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	61,488	64,577
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.61%, 12/1/15	123,653	123,734
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	672,124	541,090
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.77%, 12/1/15	202,220	201,342
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	62,845	62,800
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.89%, 12/1/15	361,369	358,709
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	153,298	159,868
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.93%, 12/1/15	83,817	81,176
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.27%, 12/1/15	239,561	238,205
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.04%, 12/1/15	290,328	286,451
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 12/1/15	214,582	212,394
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.52%, 12/1/15	229,602	230,421
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.36%, 12/1/15	338,424	335,190
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 12/1/15	129,827	124,683
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.31%, 12/1/15	206,245	201,174
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.69%, 12/1/15	252,483	251,496
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.72%, 12/1/15	369,611	366,818
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.75%, 12/1/15	575,067	589,628

	Shares/Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.74%, 12/1/15	$161,552	$163,087
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.50%, 12/1/15	200,589	198,681
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.68%, 12/1/15	163,057	162,564
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.64%, 12/1/15	358,487	361,313
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/15(2)	197,293	196,763
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.77%, 12/1/15	450,331	461,834
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	111,449	115,002
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.28%, 12/25/15	261,029	258,396
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.46%, 12/1/15	262,580	258,147
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.46%, 12/1/15	82,056	82,541
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.39%, 12/1/15	85,545	85,431
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/15	114,834	115,464
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	313,360	322,262
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.48%, 12/1/15	237,227	237,656
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.43%, 12/1/15	252,763	252,641
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.66%, 12/1/15	161,101	165,887
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.96%, 12/25/15	640,797	601,047
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	192,141	198,466
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 12/1/15	663,144	660,440
WaMu Mortgage Pass-Through Certificates, Series 2005-AR4, Class A5, VRN, 2.45%, 12/1/15	339,504	336,441
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.48%, 12/1/15	208,980	206,481
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.74%, 12/1/15	210,553	216,033
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.83%, 12/1/15	419,961	420,542
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	215,296	219,778
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	210,156	214,550
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	456,483	480,364
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.72%, 12/1/15	708,283	724,889
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.71%, 12/1/15	348,872	355,958

	Shares/Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.69%, 12/1/15	$98,711	$100,383
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 12/1/15	86,309	85,493
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.70%, 12/1/15	358,164	361,508
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.62%, 12/1/15	102,100	103,319
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 2.64%, 12/1/15	199,808	200,991
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.74%, 12/1/15	391,133	392,234
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	265,806	271,861
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.70%, 12/1/15	276,036	270,026
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.73%, 12/1/15	234,736	222,639
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 5.83%, 12/1/15	465,387	452,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR3, Class A1, VRN, 2.66%, 12/1/15	105,724	104,083
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	142,116	146,398
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	126,862	131,158
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	168,044	166,771
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	97,644	102,238
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.26%, 12/1/15	137,460	136,542
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 2.77%, 12/1/15	173,100	160,380
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	220,707	233,476
		16,144,574
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	705,532	764,199
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	77,404	77,375
		841,574
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,062,842)		16,986,148
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 0.9%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	800,000	804,548
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.00%, 12/15/15(2)	775,000	771,460
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	700,000	698,860
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	850,000	866,790
BBCMS Trust, Series 2013-TYSN, Class C, 3.82%, 9/5/32(2)	250,000	257,937

	Shares/Principal Amount	Value
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.15%, 12/15/15(2)	$1,224,286	$1,216,185
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.00%, 12/15/15(2)	1,250,000	1,241,896
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	700,000	762,093
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/15	700,000	749,650
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	750,000	796,648
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class B, VRN, 3.35%, 12/1/15(2)	350,000	345,462
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	775,000	786,450
Core Industrial Trust, Series 2015-TEXW, Class C, 3.73%, 2/10/34(2)	175,000	175,912
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37	1,300,000	1,297,399
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	425,000	431,489
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/15(2)	1,300,000	1,311,326
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	400,000	435,827
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.10%, 12/15/15(2)	1,150,000	1,144,480
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/15(2)	700,000	709,512
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,704,982)		14,803,924
ASSET-BACKED SECURITIES(4) — 0.8%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(2)	50,346	53,178
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	700,000	709,389
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(2)	375,000	374,588
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	175,000	175,403
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.56%, 12/15/15	675,000	674,382
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.70%, 12/15/15(2)	725,000	722,021
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4 SEQ, 5.17%, 8/1/19	72,748	74,942
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.45%, 12/15/15	225,000	223,834
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.61%, 12/7/15(2)	767,741	766,156
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.09%, 12/22/15(2)	425,000	425,143
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	260,893	260,180
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	950,000	946,337
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.37%, 12/15/15	291,802	291,464

	Shares/Principal Amount	Value
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.59%, 12/10/15(2)	$792,823	$790,732
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	173,553	172,007
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	864,357	851,293
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.20%, 12/17/15(2)	400,000	393,022
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.65%, 12/17/15(2)	539,548	536,128
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	15,421	15,419
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	600,000	599,037
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	489,505	486,892
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	562,884	559,820
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	222,182	219,299
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(2)	140,864	140,908
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	794,258	789,784
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	432,334	429,478
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.53%, 12/15/15	725,000	724,833
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	83,407	89,142
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	135,693	137,898
TOTAL ASSET-BACKED SECURITIES (Cost $12,671,052)		12,632,709
COMMERCIAL PAPER(7) — 0.6%
Chariot Funding LLC, 0.38%, 12/7/15(2)	3,500,000	3,499,898
Jupiter Securitization Co. LLC, 0.38%, 12/8/15(2)	3,550,000	3,549,880
Toronto Dominion Holding, 0.38%, 3/18/16(2)	3,150,000	3,146,242
TOTAL COMMERCIAL PAPER (Cost $10,200,009)		10,196,020
EXCHANGE-TRADED FUNDS — 0.3%
iShares MSCI EAFE ETF	8,210	497,937
iShares MSCI Japan ETF	21,100	261,429
iShares MSCI Malaysia ETF	43,549	461,619
iShares MSCI South Korea Capped ETF	10,995	580,756
iShares Russell 1000 Growth ETF	16,018	1,624,225
iShares Russell Mid-Cap Value ETF	20,531	1,466,324
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,889,256)		4,892,290
RIGHTS†
Diversified Banks†
Credit Suisse Group AG(1) (Cost $—)	12,680	7,764

	Shares/Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 4.0%
Federal Home Loan Bank Discount Notes, 0.14%, 2/17/16(7)	$2,000,000	$1,999,176
SSgA U.S. Government Money Market Fund, Class N	45,373,995	45,373,995
State Street Institutional Liquid Reserves Fund, Premier Class	16,918,765	16,918,765
U.S. Treasury Bills, 0.14%, 2/11/16(3)(7)	50,000	49,986
TOTAL TEMPORARY CASH INVESTMENTS (Cost $64,338,162)		64,341,922
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $1,469,819,967)		1,629,672,589
OTHER ASSETS AND LIABILITIES — (0.4)%		(6,033,246)
TOTAL NET ASSETS — 100.0%		$1,623,639,343

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	330,000	USD	231,310	Barclays Bank plc	12/16/15	$7,166
AUD	160,000	USD	112,150	Barclays Bank plc	12/16/15	3,474
AUD	20,563	USD	14,764	Barclays Bank plc	12/16/15	96
AUD	16,888	USD	12,124	Deutsche Bank	12/16/15	81
AUD	160,370	USD	115,192	UBS AG	12/16/15	700
AUD	299,742	USD	207,595	Westpac Group	12/16/15	9,015
AUD	159,901	USD	110,744	Westpac Group	12/16/15	4,809
USD	1,151,576	AUD	1,648,537	JPMorgan Chase Bank N.A.	12/16/15	(39,746)
USD	37,427	AUD	53,578	JPMorgan Chase Bank N.A.	12/16/15	(1,292)
USD	32,513	AUD	45,000	JPMorgan Chase Bank N.A.	12/16/15	(7)
USD	42,716	AUD	59,089	UBS AG	12/16/15	15
USD	120,691	AUD	168,119	UBS AG	12/16/15	(800)
USD	240,435	AUD	334,917	UBS AG	12/16/15	(1,595)
CAD	316,567	USD	240,000	Barclays Bank plc	12/16/15	(2,958)
CAD	98,927	USD	75,000	Barclays Bank plc	12/16/15	(924)
CAD	12,122	USD	9,116	Barclays Bank plc	12/16/15	(39)
CAD	192,819	USD	144,643	JPMorgan Chase Bank N.A.	12/16/15	(262)
CAD	65,498	USD	50,000	UBS AG	12/16/15	(956)
CAD	130,996	USD	100,000	UBS AG	12/16/15	(1,912)
CAD	136,134	USD	101,929	UBS AG	12/16/15	6
CAD	444,708	USD	332,726	UBS AG	12/16/15	267
USD	2,108,529	CAD	2,790,741	Barclays Bank plc	12/16/15	18,850
USD	172,585	CAD	228,425	Barclays Bank plc	12/16/15	1,543
USD	40,000	CAD	52,101	Barclays Bank plc	12/16/15	987
USD	31,246	CAD	41,792	JPMorgan Chase Bank N.A.	12/16/15	(48)
USD	240,000	CAD	319,346	Westpac Group	12/16/15	877
USD	100,000	CAD	133,061	Westpac Group	12/16/15	365
USD	114,856	CAD	153,087	JPMorgan Chase Bank N.A.	12/31/15	224
USD	1,690,664	CAD	2,253,419	JPMorgan Chase Bank N.A.	12/31/15	3,299
USD	1,540,045	CAD	2,052,664	JPMorgan Chase Bank N.A.	12/31/15	3,005
USD	1,387,980	CAD	1,849,984	JPMorgan Chase Bank N.A.	12/31/15	2,708
USD	61,463	CAD	81,864	JPMorgan Chase Bank N.A.	12/31/15	163
USD	2,879	CAD	3,846	JPMorgan Chase Bank N.A.	12/31/15	(1)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	33,744	CAD	45,074	JPMorgan Chase Bank N.A.	12/31/15	$(7)
CHF	239,547	USD	246,793	Barclays Bank plc	12/16/15	(13,754)
CHF	28,956	USD	28,428	JPMorgan Chase Bank N.A.	12/16/15	(259)
USD	506,119	CHF	491,258	Barclays Bank plc	12/16/15	28,206
USD	210,000	CHF	210,393	Barclays Bank plc	12/16/15	5,323
USD	80,000	CHF	80,150	Barclays Bank plc	12/16/15	2,028
USD	285,946	CHF	281,933	UBS AG	12/16/15	11,672
USD	148,720	CHF	146,633	UBS AG	12/16/15	6,070
CLP	113,422,444	USD	167,475	UBS AG	12/16/15	(8,087)
CLP	67,329,486	USD	99,416	UBS AG	12/16/15	(4,800)
USD	92,385	CLP	63,801,295	UBS AG	12/16/15	2,728
USD	169,741	CLP	117,222,996	UBS AG	12/16/15	5,012
CZK	140,999	USD	5,602	Barclays Bank plc	12/16/15	(89)
CZK	6,292,739	USD	247,969	JPMorgan Chase Bank N.A.	12/16/15	(1,916)
CZK	2,423,795	USD	95,511	JPMorgan Chase Bank N.A.	12/16/15	(738)
USD	61,382	CZK	1,474,081	JPMorgan Chase Bank N.A.	12/16/15	3,744
USD	248,464	CZK	6,310,096	JPMorgan Chase Bank N.A.	12/16/15	1,732
USD	102,124	CZK	2,593,582	JPMorgan Chase Bank N.A.	12/16/15	712
USD	145,509	CZK	3,523,355	Westpac Group	12/16/15	7,742
USD	47,567	CZK	1,151,787	Westpac Group	12/16/15	2,531
DKK	22,401	USD	3,269	HSBC Holdings plc	12/16/15	(95)
DKK	27,300	USD	3,984	HSBC Holdings plc	12/16/15	(116)
DKK	423,727	USD	63,751	State Street Bank & Trust Co.	12/16/15	(3,710)
DKK	7,650	USD	1,089	UBS AG	12/16/15	(5)
USD	91,529	DKK	608,354	State Street Bank & Trust Co.	12/16/15	5,326
EUR	8,637	USD	9,685	Barclays Bank plc	12/16/15	(556)
EUR	400,000	USD	451,574	Barclays Bank plc	12/16/15	(28,800)
EUR	800,000	USD	903,149	Barclays Bank plc	12/16/15	(57,601)
EUR	275,000	USD	314,896	Barclays Bank plc	12/16/15	(24,238)
EUR	700,000	USD	801,553	Barclays Bank plc	12/16/15	(61,698)
EUR	667,202	USD	746,436	Deutsche Bank	12/16/15	(41,247)
EUR	185,975	USD	200,081	HSBC Holdings plc	12/16/15	(3,518)
EUR	100,000	USD	111,749	JPMorgan Chase Bank N.A.	12/16/15	(6,056)
EUR	3,143,683	USD	3,331,229	JPMorgan Chase Bank N.A.	12/16/15	(8,561)
EUR	100,000	USD	111,818	State Street Bank & Trust Co.	12/16/15	(6,125)
EUR	37,647	USD	40,438	State Street Bank & Trust Co.	12/16/15	(647)
EUR	232,446	USD	249,452	UBS AG	12/16/15	(3,772)
EUR	302,382	USD	321,382	UBS AG	12/16/15	(1,784)
EUR	392,516	USD	416,792	UBS AG	12/16/15	(1,928)
EUR	7,980	USD	8,489	UBS AG	12/16/15	(55)
EUR	767	USD	814	UBS AG	12/31/15	(3)
USD	187,285	EUR	170,000	Barclays Bank plc	12/16/15	7,606
USD	104,659	EUR	95,000	Barclays Bank plc	12/16/15	4,250
USD	749,388	EUR	703,745	Barclays Bank plc	12/16/15	5,575
USD	9,663	EUR	8,637	Deutsche Bank	12/16/15	534
USD	42,582	EUR	40,296	HSBC Holdings plc	12/16/15	(8)
USD	22,433,805	EUR	20,009,084	JPMorgan Chase Bank N.A.	12/16/15	1,285,506
USD	145,603	EUR	130,000	State Street Bank & Trust Co.	12/16/15	8,202
USD	169,880	EUR	150,000	State Street Bank & Trust Co.	12/16/15	11,340

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	50,223	EUR	46,757	State Street Bank & Trust Co.	12/16/15	$804
USD	189,472	EUR	178,770	State Street Bank & Trust Co.	12/16/15	524
USD	541,205	EUR	475,000	UBS AG	12/16/15	39,161
USD	934,653	EUR	823,447	UBS AG	12/16/15	64,323
USD	1,818,159	EUR	1,650,338	UBS AG	12/16/15	73,860
USD	1,241,185	EUR	1,120,104	UBS AG	12/16/15	57,308
USD	1,005,348	EUR	943,364	UBS AG	12/31/15	7,697
USD	2,878,509	EUR	2,701,037	UBS AG	12/31/15	22,037
USD	28,702	EUR	26,933	UBS AG	12/31/15	220
GBP	68,216	USD	103,196	Barclays Bank plc	12/16/15	(455)
GBP	202,666	USD	313,411	Deutsche Bank	12/16/15	(8,172)
GBP	128,872	USD	194,034	Deutsche Bank	12/16/15	62
GBP	45,000	USD	68,505	JPMorgan Chase Bank N.A.	12/16/15	(730)
GBP	80,000	USD	121,788	JPMorgan Chase Bank N.A.	12/16/15	(1,298)
GBP	489,975	USD	741,789	JPMorgan Chase Bank N.A.	12/16/15	(3,827)
GBP	123,605	USD	185,861	UBS AG	12/16/15	303
USD	48,488	GBP	32,078	Barclays Bank plc	12/16/15	174
USD	38,397	GBP	25,000	JPMorgan Chase Bank N.A.	12/16/15	744
USD	61,949	GBP	40,000	State Street Bank & Trust Co.	12/16/15	1,704
USD	75,614	GBP	50,000	State Street Bank & Trust Co.	12/16/15	308
USD	354,500	GBP	234,703	State Street Bank & Trust Co.	12/16/15	1,009
USD	121,815	GBP	80,650	State Street Bank & Trust Co.	12/16/15	347
USD	239,825	GBP	156,117	UBS AG	12/16/15	4,694
USD	4,541,694	GBP	2,956,476	UBS AG	12/16/15	88,885
USD	137,239	GBP	90,000	UBS AG	12/16/15	1,688
USD	54,168	GBP	35,000	UBS AG	12/16/15	1,454
USD	188,355	GBP	124,029	UBS AG	12/16/15	1,552
HUF	57,100,160	USD	203,646	UBS AG	12/16/15	(9,612)
HUF	22,791,164	USD	81,284	UBS AG	12/16/15	(3,836)
USD	82,660	HUF	23,221,941	Deutsche Bank	12/16/15	3,749
USD	207,219	HUF	58,214,649	Deutsche Bank	12/16/15	9,397
ILS	336,460	USD	86,611	JPMorgan Chase Bank N.A.	12/16/15	311
INR	23,841,335	USD	357,978	Westpac Group	12/16/15	(303)
INR	10,005,984	USD	150,240	Westpac Group	12/16/15	(127)
INR	36,761,200	USD	560,000	Westpac Group	12/16/15	(8,497)
INR	15,098,350	USD	230,000	Westpac Group	12/16/15	(3,490)
USD	147,256	INR	9,944,175	Westpac Group	12/16/15	(1,930)
USD	355,800	INR	24,027,200	Westpac Group	12/16/15	(4,663)
JPY	6,905,220	USD	56,237	Barclays Bank plc	12/16/15	(121)
JPY	14,572,849	USD	118,654	Barclays Bank plc	12/16/15	(226)
JPY	45,847,529	USD	374,455	Barclays Bank plc	12/16/15	(1,870)
JPY	237,266,285	USD	1,931,442	Barclays Bank plc	12/16/15	(3,273)
JPY	123,751,790	USD	1,027,670	Deutsche Bank	12/16/15	(21,989)
JPY	13,279,101	USD	110,000	JPMorgan Chase Bank N.A.	12/16/15	(2,086)
JPY	9,657,528	USD	80,000	JPMorgan Chase Bank N.A.	12/16/15	(1,517)
USD	190,000	JPY	23,060,300	Barclays Bank plc	12/16/15	2,598
USD	85,000	JPY	10,316,450	Barclays Bank plc	12/16/15	1,162
USD	430,276	JPY	52,845,826	Barclays Bank plc	12/16/15	819
USD	10,700,131	JPY	1,288,507,266	Deutsche Bank	12/16/15	228,946

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	148,224	JPY	17,709,567	JPMorgan Chase Bank N.A.	12/16/15	$4,305
USD	355,000	JPY	42,489,205	JPMorgan Chase Bank N.A.	12/16/15	9,707
USD	85,000	JPY	10,166,706	State Street Bank & Trust Co.	12/16/15	2,379
USD	110,000	JPY	13,133,219	State Street Bank & Trust Co.	12/16/15	3,272
USD	130,000	JPY	15,997,540	UBS AG	12/16/15	(6)
USD	152,696	JPY	18,761,075	UBS AG	12/16/15	233
USD	345,872	JPY	42,351,712	Credit Suisse AG	12/30/15	1,465
KRW	439,260,143	USD	370,231	UBS AG	12/16/15	8,278
KRW	672,629,618	USD	568,243	Westpac Group	12/16/15	11,359
KRW	191,520,000	USD	160,000	Westpac Group	12/16/15	5,032
KRW	77,805,000	USD	65,000	Westpac Group	12/16/15	2,044
KRW	126,949,010	USD	110,727	Westpac Group	12/16/15	(1,336)
KRW	412,681,425	USD	359,949	Westpac Group	12/16/15	(4,343)
USD	370,396	KRW	439,260,143	UBS AG	12/16/15	(8,113)
USD	370,396	KRW	439,260,143	UBS AG	12/16/15	(8,113)
USD	100,000	KRW	116,150,000	UBS AG	12/16/15	(86)
USD	150,000	KRW	174,225,000	UBS AG	12/16/15	(129)
MXN	583,041	USD	35,000	Barclays Bank plc	12/16/15	136
MXN	1,665,830	USD	100,000	Barclays Bank plc	12/16/15	388
MXN	2,313,160	USD	137,750	Barclays Bank plc	12/16/15	1,648
MXN	1,046,563	USD	62,324	Barclays Bank plc	12/16/15	746
MXN	115,014	USD	6,925	Barclays Bank plc	12/16/15	6
MXN	2,200,779	USD	133,117	Deutsche Bank	12/16/15	(491)
MXN	6,403,367	USD	387,315	Deutsche Bank	12/16/15	(1,428)
USD	152,196	MXN	2,527,792	Deutsche Bank	12/16/15	(137)
USD	386,596	MXN	6,420,892	Deutsche Bank	12/16/15	(347)
USD	295,178	MXN	5,009,770	JPMorgan Chase Bank N.A.	12/16/15	(6,727)
USD	105,000	MXN	1,763,618	UBS AG	12/16/15	(1,281)
USD	240,000	MXN	4,031,126	UBS AG	12/16/15	(2,928)
MYR	330,731	USD	76,830	UBS AG	12/16/15	905
MYR	1,037,347	USD	247,282	Westpac Group	12/16/15	(3,463)
MYR	389,181	USD	92,773	Westpac Group	12/16/15	(1,299)
USD	60,000	MYR	263,736	UBS AG	12/16/15	(1,989)
USD	426,068	MYR	1,840,615	Westpac Group	12/16/15	(6,552)
USD	57,021	MYR	246,329	Westpac Group	12/16/15	(877)
NOK	2,230,275	USD	257,438	Deutsche Bank	12/16/15	(861)
NOK	873,945	USD	100,879	Deutsche Bank	12/16/15	(338)
USD	270,000	NOK	2,268,507	Barclays Bank plc	12/16/15	9,025
USD	110,000	NOK	924,207	Barclays Bank plc	12/16/15	3,677
USD	39,883	NOK	328,069	Deutsche Bank	12/16/15	2,141
USD	176,342	NOK	1,450,545	Deutsche Bank	12/16/15	9,468
NZD	260,000	USD	166,572	Barclays Bank plc	12/16/15	4,409
NZD	110,000	USD	70,473	Barclays Bank plc	12/16/15	1,866
NZD	4,500	USD	2,928	Barclays Bank plc	12/16/15	32
NZD	90,000	USD	60,473	JPMorgan Chase Bank N.A.	12/16/15	(1,288)
USD	110,949	NZD	174,641	JPMorgan Chase Bank N.A.	12/16/15	(3,899)
USD	45,614	NZD	71,799	JPMorgan Chase Bank N.A.	12/16/15	(1,603)
USD	220,056	NZD	341,240	UBS AG	12/16/15	(4,350)
USD	70,405	NZD	109,177	UBS AG	12/16/15	(1,392)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	15,200	USD	3,790	Deutsche Bank	12/16/15	$(30)
PLN	871,931	USD	230,000	UBS AG	12/16/15	(14,309)
PLN	435,966	USD	115,000	UBS AG	12/16/15	(7,154)
USD	106,892	PLN	414,235	Barclays Bank plc	12/16/15	4,422
USD	238,735	PLN	925,161	Barclays Bank plc	12/16/15	9,876
USD	400,000	PLN	1,563,833	Barclays Bank plc	12/16/15	13,152
USD	165,000	PLN	645,081	Barclays Bank plc	12/16/15	5,425
USD	109,988	PLN	414,956	JPMorgan Chase Bank N.A.	12/16/15	7,339
RUB	2,923,833	USD	42,161	UBS AG	12/16/15	1,731
RUB	7,864,855	USD	120,553	UBS AG	12/16/15	(2,488)
RUB	3,349,898	USD	51,347	UBS AG	12/16/15	(1,060)
USD	51,550	RUB	3,405,105	UBS AG	12/16/15	433
USD	119,065	RUB	7,864,855	UBS AG	12/16/15	1,000
SEK	898,040	USD	107,097	Deutsche Bank	12/16/15	(4,086)
SEK	165,460	USD	19,398	Deutsche Bank	12/16/15	(419)
USD	186,259	SEK	1,561,836	Deutsche Bank	12/16/15	7,107
USD	19,656	SEK	163,566	Deutsche Bank	12/16/15	894
USD	58,047	SEK	483,404	UBS AG	12/16/15	2,598
USD	151,146	SEK	1,258,714	UBS AG	12/16/15	6,764
SGD	3,536	USD	2,493	Barclays Bank plc	12/16/15	13
SGD	203,302	USD	143,784	JPMorgan Chase Bank N.A.	12/16/15	279
SGD	567,673	USD	401,482	JPMorgan Chase Bank N.A.	12/16/15	779
SGD	549,914	USD	386,103	State Street Bank & Trust Co.	12/16/15	3,574
SGD	220,173	USD	154,587	State Street Bank & Trust Co.	12/16/15	1,431
USD	100,512	SGD	142,893	JPMorgan Chase Bank N.A.	12/16/15	(744)
USD	144,138	SGD	204,913	JPMorgan Chase Bank N.A.	12/16/15	(1,066)
USD	110,000	SGD	158,064	State Street Bank & Trust Co.	12/16/15	(2,007)
USD	240,000	SGD	344,868	State Street Bank & Trust Co.	12/16/15	(4,378)
USD	150,000	SGD	213,681	State Street Bank & Trust Co.	12/16/15	(1,417)
USD	40,000	SGD	56,982	State Street Bank & Trust Co.	12/16/15	(378)
USD	402,090	SGD	569,120	State Street Bank & Trust Co.	12/16/15	(1,197)
USD	151,162	SGD	213,955	State Street Bank & Trust Co.	12/16/15	(450)
THB	13,485,243	USD	382,799	UBS AG	12/16/15	(6,720)
THB	5,486,831	USD	155,752	UBS AG	12/16/15	(2,734)
THB	1,544,081	USD	42,420	Westpac Group	12/16/15	642
THB	6,597,000	USD	180,000	Westpac Group	12/16/15	3,978
USD	184,372	THB	6,711,131	Westpac Group	12/16/15	(2,789)
USD	553,817	THB	20,150,631	Westpac Group	12/16/15	(8,148)
USD	118,205	THB	4,300,879	Westpac Group	12/16/15	(1,739)
USD	40,000	THB	1,466,000	Westpac Group	12/16/15	(884)
TRY	588,946	USD	206,660	JPMorgan Chase Bank N.A.	12/16/15	(5,375)
TRY	224,085	USD	78,631	JPMorgan Chase Bank N.A.	12/16/15	(2,045)
TRY	702,211	USD	239,250	State Street Bank & Trust Co.	12/16/15	745
TRY	262,614	USD	89,475	State Street Bank & Trust Co.	12/16/15	279
USD	200,000	TRY	589,612	Barclays Bank plc	12/16/15	(1,512)
USD	75,000	TRY	221,105	Barclays Bank plc	12/16/15	(567)
USD	223,913	TRY	701,545	JPMorgan Chase Bank N.A.	12/16/15	(15,854)
TWD	14,659,794	USD	451,877	UBS AG	12/16/15	(2,815)
TWD	5,390,374	USD	166,154	UBS AG	12/16/15	(1,035)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	86,916	USD	6,180	Deutsche Bank	12/17/15	$(184)
USD	39,134	ZAR	549,546	State Street Bank & Trust Co.	12/17/15	1,222
USD	277,003	ZAR	3,889,875	State Street Bank & Trust Co.	12/17/15	8,651
						$1,678,489

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
12	Euro-Bund 10-Year Bonds	December 2015	$2,007,149	$(4,075)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
27	U.S. Treasury 10-Year Notes	March 2016	$3,413,813	$(9,341)
1	U.S. Treasury Long Bonds	March 2016	154,000	123
			$3,567,813	$(9,218)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$5,841,000	Sell	5.00%	6/20/20	3.87%	$(52,616)	$318,967

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LOC	-	Letter of Credit
AUD	-	Australian Dollar	MTN	-	Medium Term Note
CAD	-	Canadian Dollar	MXN	-	Mexican Peso
CDX	-	Credit Derivatives Indexes	MYR	-	Malaysian Ringgit
CHF	-	Swiss Franc	NOK	-	Norwegian Krone
CLP	-	Chilean Peso	NZD	-	New Zealand Dollar
CVA	-	Certificaten Van Aandelen	PIK	-	Payment in Kind
CZK	-	Czech Koruna	PJSC	-	Public Joint Stock Company
DKK	-	Danish Krone	PLN	-	Polish Zloty
EUR	-	Euro	RUB	-	Russian Ruble
FHLMC	-	Federal Home Loan Mortgage Corporation	SEK	-	Swedish Krona
FNMA	-	Federal National Mortgage Association	SEQ	-	Sequential Payer
GBP	-	British Pound	SGD	-	Singapore Dollar
GDR	-	Global Depositary Receipt	THB	-	Thai Baht
GNMA	-	Government National Mortgage Association	TRY	-	Turkish Lira
GO	-	General Obligation	TWD	-	Taiwanese Dollar
HUF	-	Hungarian Forint	USD	-	United States Dollar
ILS	-	Israeli Shekel	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
INR	-	Indian Rupee
JPY	-	Japanese Yen	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
KRW	-	South Korean Won
LIQ FAC	-	Liquidity Facilities	ZAR	-	South African Rand
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $62,813,813, which represented 3.9% of total net assets.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $95,482.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

(6)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $7,700,000, which represented 0.5% of total net assets.

(7)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(8)	Security is in default.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $1,469,819,967)	$1,629,672,589
Cash	239,629
Foreign currency holdings, at value (cost of $725,510)	696,638
Foreign deposits with broker for futures contracts, at value (cost of $48,000)	45,694
Deposits with broker for futures contracts and swap agreements	348,718
Receivable for investments sold	9,331,700
Receivable for capital shares sold	993,017
Receivable for variation margin on futures contracts	1,495
Receivable for variation margin on swap agreements	5,616
Unrealized appreciation on forward foreign currency exchange contracts	2,244,184
Dividends and interest receivable	5,759,421
Other assets	13,014
1,649,351,715

Liabilities
Payable for investments purchased	21,608,945
Payable for capital shares redeemed	1,868,115
Payable for variation margin on futures contracts	4,076
Unrealized depreciation on forward foreign currency exchange contracts	565,695
Accrued management fees	1,368,192
Distribution and service fees payable	225,783
Accrued foreign taxes	71,566
25,712,372

Net Assets	$1,623,639,343

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,386,349,508
Undistributed net investment income	442,432
Undistributed net realized gain	75,545,823
Net unrealized appreciation	161,301,580
$1,623,639,343

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$645,784,778	92,620,133	$6.97
Institutional Class, $0.01 Par Value	$263,206,743	37,740,519	$6.97
A Class, $0.01 Par Value	$504,770,955	72,589,668	$6.95*
C Class, $0.01 Par Value	$121,747,870	17,614,972	$6.91
R Class, $0.01 Par Value	$52,261,589	7,546,409	$6.93
R6 Class, $0.01 Par Value	$35,867,408	5,146,171	$6.97
*Maximum offering price $7.37 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $634,613)	$21,365,629
Interest	13,461,195
34,826,824

Expenses:
Management fees	17,621,211
Distribution and service fees:
A Class	1,370,174
B Class	90,776
C Class	1,249,993
R Class	260,459
Directors' fees and expenses	61,337
Other expenses	16,351
20,670,301

Net investment income (loss)	14,156,523

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $17,326)	102,134,253
Futures contract transactions	234,159
Swap agreement transactions	(1,161)
Foreign currency transactions	(159,564)
102,207,687

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(9,070))	(129,207,375)
Futures contracts	(13,293)
Swap agreements	(52,616)
Translation of assets and liabilities in foreign currencies	1,506,318
(127,766,966)

Net realized and unrealized gain (loss)	(25,559,279)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,402,756)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$14,156,523	$13,968,161
Net realized gain (loss)	102,207,687	164,017,050
Change in net unrealized appreciation (depreciation)	(127,766,966)	(33,309,808)
Net increase (decrease) in net assets resulting from operations	(11,402,756)	144,675,403

Distributions to Shareholders
From net investment income:
Investor Class	(4,263,174)	(6,504,369)
Institutional Class	(2,249,589)	(3,104,968)
A Class	(2,306,986)	(4,597,949)
B Class	(3,014)	(21,399)
C Class	(30,853)	(161,522)
R Class	(137,259)	(231,316)
R6 Class	(99,779)	(26,097)
From net realized gains:
Investor Class	(55,786,566)	(53,053,362)
Institutional Class	(22,652,074)	(19,935,501)
A Class	(47,218,884)	(52,644,043)
B Class	(989,345)	(1,268,287)
C Class	(10,056,228)	(9,547,590)
R Class	(3,903,781)	(3,598,945)
R6 Class	(675,551)	(9,917)
Decrease in net assets from distributions	(150,373,083)	(154,705,265)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(23,795,802)	23,105,269

Net increase (decrease) in net assets	(185,571,641)	13,075,407

Net Assets
Beginning of period	1,809,210,984	1,796,135,577
End of period	$1,623,639,343	$1,809,210,984

Undistributed (distributions in excess of) net investment income	$442,432	$(392,125)

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 0.90% for the Institutional Class and 0.55% to 0.75% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2015 was 1.06% for the Investor Class, A Class, C Class and R Class, 0.86% for the Institutional Class and 0.71% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and

0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2015 totaled $1,459,773,309, of which $282,042,793 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 totaled $1,602,757,545, of which $319,138,067 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	430,000,000		430,000,000
Sold	14,253,044	$100,741,975	16,322,397	$120,577,160
Issued in reinvestment of distributions	8,646,746	59,379,688	8,214,792	58,326,402
Redeemed	(23,335,526)	(164,455,879)	(19,366,561)	(142,697,284)
	(435,736)	(4,334,216)	5,170,628	36,206,278
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	6,669,192	47,482,782	7,800,770	57,396,293
Issued in reinvestment of distributions	3,621,783	24,882,100	3,239,534	23,024,820
Redeemed	(10,288,893)	(73,568,521)	(6,220,485)	(45,985,957)
	2,082	(1,203,639)	4,819,819	34,435,156
A Class/Shares Authorized	375,000,000		375,000,000
Sold	15,539,491	110,226,654	14,542,650	106,970,964
Issued in reinvestment of distributions	7,008,844	47,973,910	7,641,151	54,041,339
Redeemed	(29,084,419)	(205,321,396)	(30,285,947)	(224,627,291)
	(6,536,084)	(47,120,832)	(8,102,146)	(63,614,988)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	26,316	187,457	8,879	63,120
Issued in reinvestment of distributions	142,921	973,389	178,418	1,254,878
Redeemed	(1,896,660)	(13,273,269)	(593,243)	(4,355,392)
	(1,727,423)	(12,112,423)	(405,946)	(3,037,394)
C Class/Shares Authorized	75,000,000		75,000,000
Sold	2,713,490	19,125,505	2,621,867	19,274,390
Issued in reinvestment of distributions	1,411,231	9,625,620	1,287,099	9,078,470
Redeemed	(3,269,102)	(23,015,840)	(2,890,321)	(21,235,590)
	855,619	5,735,285	1,018,645	7,117,270
R Class/Shares Authorized	50,000,000		50,000,000
Sold	2,018,606	14,217,522	1,703,646	12,525,606
Issued in reinvestment of distributions	582,486	3,974,561	538,633	3,795,362
Redeemed	(1,563,598)	(10,978,966)	(1,696,072)	(12,502,364)
	1,037,494	7,213,117	546,207	3,818,604
R6 Class/Shares Authorized	10,000,000		10,000,000
Sold	4,509,294	31,300,060	1,144,763	8,656,694
Issued in reinvestment of distributions	112,986	775,330	4,870	36,014
Redeemed	(573,660)	(4,048,484)	(68,422)	(512,365)
	4,048,620	28,026,906	1,081,211	8,180,343
Net increase (decrease)	(2,755,428)	$(23,795,802)	4,128,418	$23,105,269

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$800,350,695	$257,620,680	—
Corporate Bonds	—	153,794,089	—
U.S. Treasury Securities	—	150,650,498	—
U.S. Government Agency Mortgage-Backed Securities	—	69,838,003	—
Sovereign Governments and Agencies	—	51,327,585	—
Municipal Securities	—	22,230,262	—
Collateralized Mortgage Obligations	—	16,986,148	—
Commercial Mortgage-Backed Securities	—	14,803,924	—
Asset-Backed Securities	—	12,632,709	—
Commercial Paper	—	10,196,020	—
Exchange-Traded Funds	4,892,290	—	—
Rights	—	7,764	—
Temporary Cash Investments	62,292,760	2,049,162	—
	$867,535,745	$762,136,844	—
Other Financial Instruments
Futures Contracts	$123	—	—
Swap Agreements	—	$318,967	—
Forward Foreign Currency Exchange Contracts	—	2,244,184	—
	$123	$2,563,151	—

Liabilities
Other Financial Instruments
Futures Contracts	$9,341	$4,075	—
Forward Foreign Currency Exchange Contracts	—	565,695	—
	$9,341	$569,770	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $5,953,500.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $68,981,900.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 35 contracts.

Value of Derivative Instruments as of November 30, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$5,616	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	2,244,184	Unrealized depreciation on forward foreign currency exchange contracts	$565,695
Interest Rate Risk	Receivable for variation margin on futures contracts*	1,495	Payable for variation margin on futures contracts*	4,076
		$2,251,295		$569,771

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,161)	Change in net unrealized appreciation (depreciation) on swap agreements	$(52,616)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	131,856	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	77,307	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,541,368
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	102,303	Change in net unrealized appreciation (depreciation) on futures contracts	(13,293)
		$310,305		$1,475,459

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 22, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2015 of $0.4492 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 28, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 24, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0362	$0.0402	$0.0311	$0.0160	$0.0261	$0.0432

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$28,295,906	$46,299,454
Long-term capital gains	$122,077,177	$108,405,811

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,488,565,268
Gross tax appreciation of investments	$191,398,085
Gross tax depreciation of investments	(50,290,764)
Net tax appreciation (depreciation) of investments	141,107,321
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(314,948)
Net tax appreciation (depreciation)	$140,792,373
Other book-to-tax adjustments	$(366,756)
Undistributed ordinary income	$3,915,030
Accumulated long-term gains	$92,949,188

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$7.67	0.07	(0.13)	(0.06)	(0.04)	(0.60)	(0.64)	$6.97	(0.56)%	1.06%	0.97%	88%	$645,785
2014	$7.75	0.07	0.53	0.60	(0.07)	(0.61)	(0.68)	$7.67	8.46%	1.06%	0.92%	69%	$714,110
2013	$7.08	0.08	0.97	1.05	(0.10)	(0.28)	(0.38)	$7.75	15.44%	1.06%	1.13%	74%	$681,335
2012	$6.48	0.10	0.66	0.76	(0.10)	(0.06)	(0.16)	$7.08	11.81%	1.07%	1.48%	78%	$627,729
2011	$6.30	0.10	0.18	0.28	(0.10)	—	(0.10)	$6.48	4.42%	1.07%	1.51%	86%	$586,861
Institutional Class
2015	$7.68	0.08	(0.13)	(0.05)	(0.06)	(0.60)	(0.66)	$6.97	(0.50)%	0.86%	1.17%	88%	$263,207
2014	$7.75	0.08	0.54	0.62	(0.08)	(0.61)	(0.69)	$7.68	8.82%	0.86%	1.12%	69%	$289,676
2013	$7.08	0.09	0.97	1.06	(0.11)	(0.28)	(0.39)	$7.75	15.66%	0.86%	1.33%	74%	$255,268
2012	$6.48	0.12	0.65	0.77	(0.11)	(0.06)	(0.17)	$7.08	12.03%	0.87%	1.68%	78%	$240,396
2011	$6.30	0.11	0.18	0.29	(0.11)	—	(0.11)	$6.48	4.63%	0.87%	1.71%	86%	$235,783
A Class
2015	$7.66	0.05	(0.13)	(0.08)	(0.03)	(0.60)	(0.63)	$6.95	(0.90)%	1.31%	0.72%	88%	$504,771
2014	$7.74	0.05	0.53	0.58	(0.05)	(0.61)	(0.66)	$7.66	8.22%	1.31%	0.67%	69%	$606,035
2013	$7.07	0.06	0.97	1.03	(0.08)	(0.28)	(0.36)	$7.74	15.19%	1.31%	0.88%	74%	$675,093
2012	$6.47	0.08	0.66	0.74	(0.08)	(0.06)	(0.14)	$7.07	11.57%	1.32%	1.23%	78%	$620,975
2011	$6.29	0.08	0.18	0.26	(0.08)	—	(0.08)	$6.47	4.17%	1.32%	1.26%	86%	$562,309

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$7.64	—(3)	(0.13)	(0.13)	—(3)	(0.60)	(0.60)	$6.91	(1.57)%	2.06%	(0.03)%	88%	$121,748
2014	$7.74	(0.01)	0.53	0.52	(0.01)	(0.61)	(0.62)	$7.64	7.33%	2.06%	(0.08)%	69%	$128,076
2013	$7.07	0.01	0.97	0.98	(0.03)	(0.28)	(0.31)	$7.74	14.39%	2.06%	0.13%	74%	$121,782
2012	$6.48	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.07	10.73%	2.07%	0.48%	78%	$100,437
2011	$6.30	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.48	3.38%	2.07%	0.51%	86%	$91,094
R Class
2015	$7.64	0.03	(0.12)	(0.09)	(0.02)	(0.60)	(0.62)	$6.93	(1.04)%	1.56%	0.47%	88%	$52,262
2014	$7.72	0.03	0.54	0.57	(0.04)	(0.61)	(0.65)	$7.64	8.02%	1.56%	0.42%	69%	$49,716
2013	$7.06	0.05	0.95	1.00	(0.06)	(0.28)	(0.34)	$7.72	14.78%	1.56%	0.63%	74%	$46,052
2012	$6.46	0.07	0.66	0.73	(0.07)	(0.06)	(0.13)	$7.06	11.36%	1.57%	0.98%	78%	$48,677
2011	$6.28	0.07	0.18	0.25	(0.07)	—	(0.07)	$6.46	3.91%	1.57%	1.01%	86%	$39,971
R6 Class
2015	$7.67	0.09	(0.12)	(0.03)	(0.07)	(0.60)	(0.67)	$6.97	(0.20)%	0.71%	1.32%	88%	$35,867
2014	$7.75	0.08	0.55	0.63	(0.10)	(0.61)	(0.71)	$7.67	8.84%	0.71%	1.27%	69%	$8,420
2013(4)	$7.41	0.03	0.34	0.37	(0.03)	—	(0.03)	$7.75	4.97%	0.71%(5)	1.17%(5)	74%(6)	$127

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For corporate taxpayers, the fund hereby designates $9,867,995, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2015, as qualified for the corporate dividends received deduction.

The fund hereby designates $19,184,500 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2015.

The fund hereby designates $132,896,380, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

The fund utilized earnings and profits of $12,182,834 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87758 1601

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $104,743
FY 2015:    $118,686

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $91,808
FY 2015:    $86,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 28, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 28, 2016